UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Name and address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P 500® Bear 1X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares (formerly Direxion Daily Latin America Bull 3X Shares)
Direxion Daily MSCI Brazil Bull 2X Shares (formerly Direxion Daily MSCI Brazil Bull 3X Shares)
Direxion Daily MSCI India Bull 2X Shares (formerly Direxion Daily MSCI India Bull 3X Shares)
Direxion Daily Russia Bull 2X Shares (formerly Direxion Daily Russia Bull 3X Shares)
Direxion Daily Energy Bull 2X Shares (formerly Direxion Daily Energy Bull 3X Shares)	Direxion Daily Energy Bear 2X Shares (formerly Direxion Daily Energy Bear 3X Shares)
Direxion Daily Gold Miners Index Bull 2X Shares (formerly Direxion Daily Gold Miners Index Bull 3X Shares)	Direxion Daily Gold Miners Index Bear 2X Shares (formerly Direxion Daily Gold Miners Index Bear 3X Shares)
Direxion Daily Junior Gold Miners Index Bull 2X Shares (formerly Direxion Daily Junior Gold Miners Index Bull 3X Shares)	Direxion Daily Junior Gold Miners Index Bear 2X Shares (formerly Direxion Daily Junior Gold Miners Index Bear 3X Shares)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (formerly Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares)	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares)

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	14
Expense Example (Unaudited)	32
Allocation of Portfolio Holdings (Unaudited)	34
Schedules of Investments	35
Statements of Assets and Liabilities	54
Statements of Operations	59
Statements of Changes in Net Assets	64
Financial Highlights	73
Notes to the Financial Statements	76
Report of Independent Registered Public Accounting Firm	102
Supplemental Information (Unaudited)	105
Board Review of Investment Advisory Agreement (Unaudited)	106
Board Review of Liquidity Risk Management Program (Unaudited)	109
Trustees and Officers (Unaudited)	110

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Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2019 to October 31, 2020 (the "Annual Period").

Market Review:

The onset of the Annual Period saw U.S. equity markets beginning to emerge from a relatively sideways trend that had persisted since mid-summer 2019. Asian and emerging market equities benefitted from reduced geo-political tensions as a result of a potential U.S.-China trade deal. The formal announcement of a Phase One Trade Agreement in December served to further bolster gains, both at home and abroad, through year-end for 2019. The advent of 2020 saw 'Coronavirus' added to the global vernacular. Emerging markets were the first to experience a significant impact from the initial outbreak of Coronavirus, as they traded down in January, while domestic equities traded relatively flat for the month. During a period where U.S. economic growth was on stable footing with improving economic data, accommodative central bank policy and the fear of an imminent recession diminishing, the S&P 500 Index closed at a record high on February 19, 2020. Shortly thereafter, markets began to grasp that what began as a localized epidemic in China could turn into a global pandemic producing economic shock around the world, and U.S. equities responded by trading into correction territory with record speed off the recent highs. By the end of February, comparisons to 2008 were abundant, as equity indexes posted their largest weekly losses since the Financial Crisis. March saw two rate cuts, and an announcement of quantitative easing from the Federal Reserve, in an effort to bolster the market as the U.S. Senate passed a $2 trillion stimulus package to help offset the effects of staggering job losses, and markets that were selling off sharply due to the effects of the Coronavirus. Those efforts were enough to spur a bit of optimism, as U.S. equity indexes closed the month off the lows. In April, as "work from home," "social distancing" and online meetings became the norm, equities began to rebound on hopes of the economy reopening, with signs lockdowns would soon be ending in some parts of Europe, as well as some states in the U.S. May saw the S&P 500 Index recoup 3,000, a major psychological threshold, as markets responded to positive news that Coronavirus cases were stabilizing. Into June, the S&P 500 Index traded at levels nearing flat for the year, due to expectations the Federal Reserve would serve as a backstop while the economy attempts to recover. China helped drive gains for Emerging Markets in June, amid signs of post-shutdown economic growth. Equity markets continued to rally into early September on sanguine expectations for the reopening of the economy. Uncertainty in September surrounding the upcoming U.S. Presidential Elections, coupled with a selloff in mega-cap technology stocks, were enough to earn the S&P 500 Index its first negative monthly return since March. Worsening Coronavirus case counts in the U.S., along with a resurgence of the virus in Europe, bore fears of a second wave, all while hopes of a vaccine began to materialize. Equity markets ended down for October, reflecting these scenarios, while also digesting economic lockdowns, stimulus hopes and the U.S. Presidential Election.

The Annual Period began with trade rhetoric and Federal Reserve policy looming in the background. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. At the start of 2020, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action. Due to the evolving risks around the COVID-19 pandemic, the Federal Reserve issued two emergency rate cuts in the month of March. The first cut lowered rates 50 basis points, in preparation for the supply chain shocks overseas. The succeeding 100 basis point cut in mid-March was seen as the Federal Reserve's attempt to assist the economy in combatting a recession, as the reality of the virus breached borders. As the Federal Reserve became increasingly accommodative, investors saw a steepening of the two-to-10 year yield curve – an indication that short term yields had dropped more than long term yields. Investors continued piling into treasuries, as the global economic outlook and corporate earnings started to look grim. After pandemic and market correction concerns sent yields plummeting towards the zero bound range, the curve eventually started to flatten out in the spring of 2020. Accommodative policy from the Federal Reserve underscored a bullish risk-appetite for investors, as reopening economies and Covid-19 vaccine hopes began to creep into the narrative. The September Federal Reserve meeting saw rates unchanged and a pledge to keep interest rates near zero though 2023. Into the end of the Annual Period, a tick up in the 10 year treasury yield was induced by hopes of a post-U.S. Presidential Election stimulus package. With economic growth showing a strong rebound in October, Q3 2020 GDP rose to a rate of 33.1%, while housing made a strong showing amid record-low mortgage rates.

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Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of -100% or 200% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -100% of the return of a benchmark, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of the target benchmark index.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 200% of the return of a benchmark, meaning the Bull Funds attempt to move in the same direction as the target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Performance of Bear ETFs:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

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Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bear ETFs, the financing costs will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis. The Bear ETFs are also negatively impacted by index dividends as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of an underlying benchmark index, meaning that the Bear ETFs attempt to move in the opposite direction, or inverse, of their respective underlying benchmark index.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 29.45% The Direxion Daily CSI 300 China A Share Bear 1X Shares returned -30.98%, while the model indicated an expected return of -30.09%.

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 9.71%. The Direxion Daily S&P 500® Bear 1X Shares -17.95%, while the model indicated an expected return of -18.88%.

Factors Affecting Performance of Bull ETFs:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

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Leverage – Each Bull ETF seeks daily investment results (before fees and expenses) of 200% of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of the Bull ETFs is to provide two times the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide two times the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bull ETFs Performance Review:

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 29.45%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned 52.60%, while the model indicated an expected return 51.82%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Annual Period, the CSI Overseas China Internet Index returned 59.69%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 123.61%, while the model indicated an expected return of 127.11%.

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The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 9.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned 4.75%, while the model indicated an expected return of 6.65%.

The Direxion Daily Latin America Bull 3X Shares sought to provide 300% of the daily return of the S&P® Latin America 40 Index from November 1, 2019 through October 29, 2020. The S&P® Latin America 40 Index is an equity index or issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico and Perú. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue-chip companies from the Latin American markets, and capturing 70% of their total market capitalization. For the stated period, the S&P® Latin America 40 Index returned -33.69%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned -89.57%, while the model indicated an expected return of -89.14%.

Beginning October 30, 2020, the Latin America Bull 2X Shares sought to provide 200% of the daily return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index is an equity index or issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico and Perú. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue-chip companies from the Latin American markets, and capturing 70% of their total market capitalization. For the stated period, the S&P® Latin America 40 Index returned -1.22%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 2X Shares returned -2.46%, while the model indicated an expected return of -2.44%.

The Direxion Daily MSCI Brazil Bull 3X Shares sought to provide 300% of the daily return of the MSCI Brazil 25/50 Index from November 1, 2019 through March 31, 2020. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the stated period, the MSCI Brazil 25/50 Index returned -46.40%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 3X Shares returned -95.15%, while the model indicated an expected return of -94.96%.

Beginning April 1, 2020, the Direxion Daily MSCI Brazil Bull 2X Shares sought to provide 200% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the stated period, the MSCI Brazil 25/50 Index returned 15.39%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 2X Shares returned 15.48%, while the model indicated an expected return of 17.15%.

The Direxion Daily MSCI India Bull 3X Shares sought to provide 300% of the daily return of the MSCI India Index from November 1, 2019 through October 29, 2020. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the stated period, the MSCI India Index returned -2.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI India Bull 3X Shares returned -53.93%, while the model indicated an expected return of -51.61%.

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Beginning October 30, 2020, the Direxion Daily MSCI India Bull 2X Shares sought to provide 200% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the stated period, the MSCI India Index returned -0.09%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI India Bull 2X Shares returned -0.20%, while the model indicated an expected return of -0.18%.

The Direxion Daily Russia Bull 3X Shares sought to provide 300% of the daily return of the MVIS Russia Index from November 1, 2019 through March 31, 2020. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the stated period, the MVIS Russia Index returned -26.94%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned -80.39%, while the model indicated an expected return of -79.15%.

Beginning April 1, 2020, the Direxion Daily Russia Bull 2X Shares seeks to provide 200% of the daily return of the MVIS Russia Index. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the stated period, the MVIS Russia Index returned 17.01%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 2X Shares returned 26.59%, while the model indicated an expected return of 29.39%.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the Energy Select Sector Index from November 1, 2019 through March 31, 2020. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the stated period, the Energy Select Sector Index returned -46.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3X Shares returned -93.23%, while the model indicated an expected return of -92.94%. The Direxion Daily Energy Bear 3X Shares returned 132.12%, while the model indicated an expected return of 125.27%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Beginning April 1, 2020, the Direxion Daily Energy Bull 2X Shares and the Direxion Daily Energy Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the stated period, the Energy Select Sector Index returned 1.73%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 2X Shares returned -10.96%, while the model indicated an expected return of -9.74%. The Direxion Daily Energy Bear 2X Shares returned -37.19%, while the model indicated an expected return of -36.87%.

The Direxion Daily Gold Miners Index Bull 3X Shares and the Direxion Daily Gold Miners Index Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the NYSE Arca Gold Miners Index from November 1, 2019 through March 31, 2020. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers. For the stated period, the NYSE Arca Gold Miners Index returned -17.59%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the

DIREXION ANNUAL REPORT
9

annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 3X Shares returned -79.06%, while the model indicated an expected return of -77.12%. The Direxion Daily Gold Miners Index Bear 3X Shares returned -56.64%, while the model indicated an expected return of -57.07%.

Beginning April 1, 2020, the Direxion Daily Gold Miners Index Bull 2X Shares and the Direxion Daily Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers. For the stated period, the NYSE Arca Gold Miners Index returned 62.72%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 2X Shares returned 132.69%, while the model indicated an expected return of 136.72%. The Direxion Daily Gold Miners Index Bear 2X Shares returned -73.58%, while the model indicated an expected return of -73.35%.

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index from November 1, 2019 through March 31, 2020. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the stated period, the MVIS Global Junior Gold Miners Index returned -28.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 3X Shares returned -94.41%, while the model indicated an expected return of -93.35%. The Direxion Daily Junior Gold Miners Index Bear 3X Shares returned -79.12%, while the model indicated an expected return of -78.22%.

Beginning April 1, 2020, the Direxion Daily Junior Gold Miners Index Bull 2X Shares and the Direxion Daily Junior Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the stated period, the MVIS Global Junior Gold Miners Index returned 89.36%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 2X Shares returned 202.11%, while the model indicated an expected return of 207.34%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Junior Gold Miners Index Bear 2X Shares returned -82.86%, while the model indicated an expected return of -82.71%.

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares sought to provide 300% of the daily return of the Indxx Global Robotics & Artificial Intelligence Thematic Index from November 1, 2019 through October 29, 2020. The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the stated period, the Indxx Global Robotics & Artificial Intelligence Thematic Index returned 35.66%. Given the daily

DIREXION ANNUAL REPORT
10

investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares returned 51.26%, while the model indicated an expected return of 58.76%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Beginning October 30, 2020, the Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares sought to provide 200% of the daily return of the Indxx Global Robotics & Artificial Intelligence Thematic Index. The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the stated period, the Indxx Global Robotics & Artificial Intelligence Thematic Index returned -1.35%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares returned -2.72%, while the model indicated an expected return of -2.71%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index from November 1, 2019 through March 31, 2020. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the stated period, the S&P Oil & Gas Exploration & Production Select Industry Index returned -60.51%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares returned -98.54%, while the model indicated an expected return of -98.47%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares returned 206.78%, while the model indicated an expected return of 196.05%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Beginning April 1, 2020, the Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the stated period, the S&P Oil & Gas Exploration & Production Select Industry Index returned 25.23%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares returned 24.26%, while the model indicated an expected return of 25.94%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares returned -68.47%, while the model indicated an expected return of -68.26%.

Index Volatility:

Entering the Annual Period the CBOE Volatility Index (VIX Index), which reflects a market estimate for future volatility, was trading near all-time highs. Chief drivers of volatility for the Annual Period were inclusive of, but not limited to: a protracted U.S.-China trade spat, Presidential Impeachment, Federal Reserve monetary policy, Covid-19 and fiscal stimulus programs from the U.S. Senate. Volatility saw a brief spike, as Speaker Nancy Pelosi announced in late September 2019 that she was launching a formal impeachment inquiry of President Trump. Equity markets rallied in mid-October on positive news relating to U.S.-China trade relations, and volatility levels slid accordingly. Amid a continued melt up supported by a dovish Federal

DIREXION ANNUAL REPORT
11

Reserve, a healthy global economy and positive developments on the U.S.-China trade front, the VIX Index closed at a record low of 11.54 on November 26, 2019. A blip in volatility in early December was caused by U.S./China tariff headlines. January noted the further spread of Covid-19 throughout the world. The first confirmed case of coronavirus in the United States occurred on January 21, 2020. In short order, the W.H.O. declared a global health emergency, President Trump restricted travel from China, and the first coronavirus death was reported in the Philippines. It wasn't until the newly named Covid-19 virus began making its way through Europe that the VIX Index began to surge. With the President declaring a national emergency on March 13, 2020, and the United States becoming the global leader in new infections later that month, the VIX Index closed at a record high of 82.69 on March 16, 2020; the S&P 500 marked an YTD 2020 low on March 23. A $2 trillion stimulus bill helped stabilize the stock market after it was signed into law on March 27, 2020 in an attempt to address the economic crisis, along with the public health emergency. Equity markets rebounded as hope emerged that some of the lockdowns would begin coming to an end in parts of Europe and the U.S. Fears of a second wave of the virus were, and still are, very much in play; in fact, the VIX spiked to 40.28 just three days before Period-end – its highest level since mid-June.

Index	Return	Volatility
CSI 300 Index	29.45%	31.53%
S&P 500® Index	9.71%	34.43%
CSI Overseas China Internet Index	59.69%	34.41%
S&P® Latin America 40 Index[1]	-33.69%	53.99%
S&P® Latin America 40 Index[2]	-1.22%	53.99%
MSCI Brazil 25/50 Index[3]	-46.40%	82.48%
MSCI Brazil 25/50 Index[4]	15.39%	46.75%
MSCI India Index[1]	-2.62%	44.31%
MSCI India Index[2]	-0.09%	44.31%
MVIS Russia Index[3]	-26.94%	65.79%
MVIS Russia Index[4]	17.01%	30.93%
Energy Select Sector Index[3]	-46.82%	69.43%
Energy Select Sector Index[4]	1.73%	48.43%
NYSE Arca Gold Miners Index[3]	-17.59%	76.22%
NYSE Arca Gold Miners Index[4]	62.72%	43.55%
MVIS Global Junior Gold Miners Index[3]	-28.04%	97.49%
MVIS Global Junior Gold Miners Index[4]	89.36%	50.93%
Indxx Global Robotics & Artificial Intelligence Thematic Index[1]	35.66%	37.98%
Indxx Global Robotics & Artificial Intelligence Thematic Index[2]	-1.35%	37.98%
S&P Oil & Gas Exploration & Production Select Industry Index[3]	-60.51%	83.95%
S&P Oil & Gas Exploration & Production Select Industry Index[4]	25.23%	61.40%

1  November 1, 2019 through October 29, 2020

2  October 30, 2020 through October 31, 2020

3  November 1, 2019 through March 31, 2020

4  April 1, 2020 through October 31, 2020

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick
Principal Executive Officer

Principal Financial Officer

DIREXION ANNUAL REPORT
12

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2020 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
13

Direxion Daily CSI 300 China A Share Bear 1X Shares

Performance Summary (Unaudited)

June 17, 20151 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily CSI 300 China A Share Bear 1X Shares (NAV)	(30.98)%	(12.95)%	(14.16)%	(11.19)%
Direxion Daily CSI 300 China A Share Bear 1X Shares (Market Price)	(31.02)%	(12.95)%	(14.16)%	(11.20)%
CSI 300 Index	29.45%	7.15%	6.71%	(0.83)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio (gross) is 0.85%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
14

Direxion Daily S&P 500® Bear 1X Shares

Performance Summary (Unaudited)

June 8, 20161 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P 500® Bear 1X Shares (NAV)	(17.95)%	(11.67)%	(12.67)%
Direxion Daily S&P 500® Bear 1X Shares (Market Price)	(18.13)%	(11.72)%	(12.70)%
S&P 500® Index	9.71%	10.42%	12.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio (gross) is 0.78%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
15

Direxion Daily CSI 300 China A Share Bull 2X Shares

Performance Summary (Unaudited)

April 16, 20151 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily CSI 300 China A Share Bull 2X Shares (NAV)	52.60%	5.09%	8.86%	(3.31)%
Direxion Daily CSI 300 China A Share Bull 2X Shares (Market Price)	52.98%	5.12%	8.94%	(3.31)%
CSI 300 Index	29.45%	7.15%	6.71%	1.88%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.21%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
16

Direxion Daily CSI China Internet Index Bull 2X Shares

Performance Summary (Unaudited)

November 2, 20161 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily CSI China Internet Bull 2X Shares (NAV)	123.61%	4.86%	22.67%
Direxion Daily CSI China Internet Bull 2X Shares (Market Price)	123.03%	4.84%	22.64%
CSI Overseas China Internet Index	59.69%	10.27%	17.86%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.30%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. ("CSI''). A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
17

Direxion Daily S&P 500® Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20141 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bull 2X Shares (NAV)	4.75%	12.57%	17.42%	16.49%
Direxion Daily S&P 500® Bull 2X Shares (Market Price)	4.14%	12.20%	17.33%	16.41%
S&P 500® Index	9.71%	10.42%	11.71%	10.92%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.97%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
18

Direxion Daily Latin America Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Latin America Bull 2X Shares (NAV)	(89.83)%	(59.37)%	(33.68)%	(39.68)%
Direxion Daily Latin America Bull 2X Shares (Market Price)	(89.83)%	(59.45)%	(33.70)%	(39.68)%
S&P® Latin America 40 Index	(34.74)%	(12.11)%	0.47%	(5.96)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.41%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT
19

Direxion Daily MSCI Brazil Bull 2X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Brazil Bull 2X Shares (NAV)	(94.40)%	(64.30)%	(35.54)%	(50.94)%
Direxion Daily MSCI Brazil Bull 2X Shares (Market Price)	(94.37)%	(64.33)%	(35.50)%	(50.93)%
MSCI Brazil 25/50 Index	(37.55)%	(9.49)%	6.43%	(6.01)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.29%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies ("RICs") under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
20

Direxion Daily MSCI India Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI India Bull 2X Shares (NAV)	(54.04)%	(31.25)%	(11.85)%	(17.10)%
Direxion Daily MSCI India Bull 2X Shares (Market Price)	(54.04)%	(31.11)%	(11.83)%	(17.05)%
MSCI India Index	(2.54)%	0.09%	5.13%	1.60%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.33%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI India Index is designed to measure the performance of equity securities whose market capitalization, as calculated by MSCI, represents the top 85% of companies in the Indian equity securities markets. The performance of the MSCI India Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2020.

DIREXION ANNUAL REPORT
21

Direxion Daily Russia Bull 2X Shares

Performance Summary (Unaudited)

May 25, 20111 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Russia Bull 2X Shares (NAV)	(75.17)%	(34.04)%	(15.12)%	(38.76)%
Direxion Daily Russia Bull 2X Shares (Market Price)	(75.13)%	(34.18)%	(14.98)%	(38.74)%
MVIS Russia Index	(13.93)%	1.66%	7.94%	(3.11)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.23%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
22

Direxion Daily Energy Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Energy Bull 2X Shares (NAV)	(93.97)%	(68.71)%	(51.80)%	(31.31)%
Direxion Daily Energy Bull 2X Shares (Market Price)	(93.96)%	(68.67)%	(51.79)%	(31.28)%
Energy Select Sector Index	(45.90)%	(21.06)%	(12.16)%	(3.96)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2020.

DIREXION ANNUAL REPORT
23

Direxion Daily Energy Bear 2X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Energy Bear 2X Shares (NAV)	45.80%	10.43%	(8.06)%	(23.45)%
Direxion Daily Energy Bear 2X Shares (Market Price)	45.84%	10.45%	(8.04)%	(23.43)%
Energy Select Sector Index	(45.90)%	(21.06)%	(12.16)%	(3.96)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2020.

DIREXION ANNUAL REPORT
24

Direxion Daily Gold Miners Index Bull 2X Shares

Performance Summary (Unaudited)

December 8, 20101 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Gold Miners Index Bull 2X Shares (NAV)	(51.26)%	(18.80)%	(10.85)%	(50.17)%
Direxion Daily Gold Miners Index Bull 2X Shares (Market Price)	(51.07)%	(18.88)%	(10.93)%	(50.12)%
NYSE Arca Gold Miners Index	35.62%	20.13%	21.65%	(3.77)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
25

Direxion Daily Gold Miners Index Bear 2X Shares

Performance Summary (Unaudited)

December 8, 20101 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Gold Miners Index Bear 2X Shares (NAV)	(88.01)%	(68.87)%	(74.72)%	(50.94)%
Direxion Daily Gold Miners Index Bear 2X Shares (Market Price)	(88.11)%	(68.91)%	(74.72)%	(50.99)%
NYSE Arca Gold Miners Index	35.62%	20.13%	21.65%	(3.77)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
26

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bull 2X Shares (NAV)	(83.11)%	(46.14)%	(31.69)%	(55.82)%
Direxion Daily Junior Gold Miners Index Bull 2X Shares (Market Price)	(83.02)%	(46.09)%	(31.62)%	(55.77)%
MVIS Global Junior Gold Miners Index	37.34%	19.35%	22.63%	5.49%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.12%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
27

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bear 2X Shares (NAV)	(96.42)%	(80.36)%	(84.68)%	(78.91)%
Direxion Daily Junior Gold Miners Index Bear 2X Shares (Market Price)	(96.45)%	(80.43)%	(84.74)%	(78.92)%
MVIS Global Junior Gold Miners Index	37.34%	19.35%	22.63%	5.49%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
28

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Performance Summary (Unaudited)

April 19, 20181 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (NAV)	47.15%	(14.35)%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (Market Price)	46.53%	(14.50)%
Indxx Global Robotics & Artificial Intelligence Thematic Index	33.54%	6.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.43%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, "Robotics & Artificial Intelligence Companies"), as defined by Indxx, the Index Provider. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
29

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (NAV)	(98.19)%	(87.36)%	(76.26)%	(78.23)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (Market Price)	(98.18)%	(87.35)%	(76.23)%	(78.22)%
S&P Oil & Gas Exploration & Production Select Industry Index	(50.54)%	(32.18)%	(21.65)%	(24.19)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
30

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (NAV)	(3.26)%	1.99%	(24.46)%	(17.61)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (Market Price)	(3.12)%	2.12%	(24.43)%	(17.58)%
S&P Oil & Gas Exploration & Production Select Industry Index	(50.54)%	(32.18)%	(21.65)%	(24.19)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2020.

DIREXION ANNUAL REPORT
31

Expense Example (Unaudited)

October 31, 2020

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2020 to October 31, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2020

	Annualized Expense Ratio	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020*
Direxion Daily CSI 300 China A Share Bear 1X Shares
Based on actual fund return	0.80%	$1,000.00	$708.40	$3.44
Based on hypothetical 5% return	0.80%	1,000.00	1,021.12	4.06
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	862.90	2.11
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	0.97%	1,000.00	1,739.40	6.68
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	0.96%	1,000.00	2,094.40	7.47
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88

DIREXION ANNUAL REPORT
32

Expense Example (Unaudited)

October 31, 2020

	Annualized Expense Ratio	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020*
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.61%	$1,000.00	$1,250.20	$3.45
Based on hypothetical 5% return	0.61%	1,000.00	1,022.07	3.10
Direxion Daily Latin America Bull 2X Shares
Based on actual fund return	0.96%	1,000.00	1,124.50	5.13
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily MSCI Brazil Bull 2X Shares
Based on actual fund return	0.99%	1,000.00	1,097.40	5.22
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily MSCI India Bull 2X Shares
Based on actual fund return	0.97%	1,000.00	1,719.20	6.63
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Russia Bull 2X Shares
Based on actual fund return	0.93%	1,000.00	1,005.30	4.69
Based on hypothetical 5% return	0.93%	1,000.00	1,020.46	4.72
Direxion Daily Energy Bull 2X Shares
Based on actual fund return	0.95%	1,000.00	543.30	3.69
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Energy Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	1,237.90	5.34
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Gold Miners Index Bull 2X Shares
Based on actual fund return	0.90%	1,000.00	1,226.70	5.04
Based on hypothetical 5% return	0.90%	1,000.00	1,020.61	4.57
Direxion Daily Gold Miners Index Bear 2X Shares
Based on actual fund return	0.88%	1,000.00	576.50	3.49
Based on hypothetical 5% return	0.88%	1,000.00	1,020.71	4.47
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Based on actual fund return	0.88%	1,000.00	1,533.50	5.60
Based on hypothetical 5% return	0.88%	1,000.00	1,020.71	4.47
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Based on actual fund return	0.92%	1,000.00	409.90	3.26
Based on hypothetical 5% return	0.92%	1,000.00	1,020.51	4.67
Direxion Daily Robotics, Artificial Intelligence & Automation
Based on actual fund return	0.97%	1,000.00	2,315.10	8.08
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Based on actual fund return	0.95%	1,000.00	475.70	3.52
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	1,024.20	4.83
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2020 to October 31, 2020), then divided by 366.

DIREXION ANNUAL REPORT
33

Allocation of Portfolio Holdings (Unaudited)

October 31, 2020

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	102%	—	—	(2)%	100%
Direxion Daily S&P 500® Bear 1X Shares	101%	—	—	(1)%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	68%	—	3%	29%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	26%	—	35%	39%	100%
Direxion Daily S&P 500® Bull 2X Shares	(6)%	—	97%	9%	100%
Direxion Daily Latin America Bull 2X Shares	40%	—	59%	1%	100%
Direxion Daily MSCI Brazil Bull 2X Shares	30%	—	67%	3%	100%
Direxion Daily MSCI India Bull 2X Shares	30%	—	31%	39%	100%
Direxion Daily Russia Bull 2X Shares	44%	—	54%	2%	100%
Direxion Daily Energy Bull 2X Shares	43%	77%	—	(20)%	100%
Direxion Daily Energy Bear 2X Shares	77%	—	—	23%	100%
Direxion Daily Gold Miners Index Bull 2X Shares	26%	—	53%	21%	100%
Direxion Daily Gold Miners Index Bear 2X Shares	109%	—	—	(9)%	100%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	29%	—	44%	27%	100%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	122%	—	—	(22)%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	14%	—	55%	31%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	99%	—	45%	(44)%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	58%	—	—	42%	100%

*  Cash, cash equivalents and other assets less liabilities.

DIREXION ANNUAL REPORT
34

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 24.2%
Money Market Funds - 24.2%
17,480,110	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$17,480,110
5,362,269	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	5,362,269
	TOTAL SHORT TERM INVESTMENTS (Cost $22,842,379) (b)	$22,842,379
	TOTAL INVESTMENTS (Cost $22,842,379) - 24.2%	$22,842,379
	Other Assets in Excess of Liabilities - 75.8%	71,358,392
	TOTAL NET ASSETS - 100.0%	$94,200,771

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $22,842,379.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(2.0508)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Bank of America Merrill Lynch	12/3/2020	822,351	$29,012,211	$(478,553)
(1.4021)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Citibank N.A.	12/10/2020	526,026	18,753,500	(107,693)
(7.4521)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Credit Suisse Capital LLC	12/17/2020	223,323	8,055,539	42,056
(5.3521)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	5/19/2021	67,340	1,781,641	(654,451)
(5.3521)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	6/16/2021	112,095	3,059,985	(1,001,830)
(5.3521)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	11/17/2021	779,467	28,401,878	440,136
(5.3521)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	11/17/2021	99,981	3,548,261	(35,224)
					$92,613,015	$(1,795,559)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
35

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 22.2%
Money Market Funds - 22.2%
38,988,709	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	$38,988,709
	TOTAL SHORT TERM INVESTMENTS (Cost $38,988,709) (b)	$38,988,709
	TOTAL INVESTMENTS (Cost $38,988,709) - 22.2%	$38,988,709
	Other Assets in Excess of Liabilities - 77.8%	136,581,838
	TOTAL NET ASSETS - 100.0%	$175,570,547

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $38,988,709.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2679% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse Capital LLC	12/11/2020	53,692	$173,599,450	$(2,417,231)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
36

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 3.4%
91,900	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)	$3,290,939
	TOTAL INVESTMENT COMPANIES (Cost $3,348,744)	$3,290,939
SHORT TERM INVESTMENTS - 37.9%
Money Market Funds - 37.9%
19,773,848	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$19,773,848
16,714,567	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	16,714,567
	TOTAL SHORT TERM INVESTMENTS (Cost $36,488,415)	$36,488,415
	TOTAL INVESTMENTS (Cost $39,837,159) - 41.3% (c)	$39,779,354
	Other Assets in Excess of Liabilities - 58.7%	56,608,374
	TOTAL NET ASSETS - 100.0%	$96,387,728

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,488,415.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(1.8508)% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	1,205,579	$33,075,847	$10,330,068
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(1.0621)% representing 1 month LIBOR rate + spread	Citibank N.A.	12/9/2020	433,505	12,553,193	3,092,229
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(6.8821)% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	1,845,866	65,482,973	859,701
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(4.3521)% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	422,381	11,274,978	3,967,879
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(4.3521)% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	876,936	23,875,236	7,808,279
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(4.3521)% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	194,836	5,419,896	1,618,513
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(4.3521)% representing 1 month LIBOR rate + spread	BNP Paribas	10/20/2021	312,941	10,927,900	318,017
					$162,610,023	$27,994,686

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
37

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 34.6%
272,484	KraneShares CSI China Internet ETF (a)	$19,572,526
	TOTAL INVESTMENT COMPANIES (Cost $17,559,668)	$19,572,526
SHORT TERM INVESTMENTS - 27.9%
Money Market Funds - 27.9%
8,932,829	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$8,932,829
6,878,700	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	6,878,700
	TOTAL SHORT TERM INVESTMENTS (Cost $15,811,529)	$15,811,529
	TOTAL INVESTMENTS (Cost $33,371,197) - 62.5% (c)	$35,384,055
	Other Assets in Excess of Liabilities - 37.5%	21,223,622
	TOTAL NET ASSETS - 100.0%	$56,607,677

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,951,417.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of KraneShares CSI China Internet ETF	0.1479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/7/2020	630,371	$29,379,660	$15,843,113
Total return of KraneShares CSI China Internet ETF	0.7979% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	289,126	20,825,774	(64,908)
Total return of KraneShares CSI China Internet ETF	(0.8521)% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	281,772	15,599,138	4,694,254
Total return of KraneShares CSI China Internet ETF	(0.8521)% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	102,499	6,052,176	1,329,590
					$71,856,748	$21,802,049

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
38

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 97.4%
51,509	iShares Core S&P 500 ETF (a)	$16,875,379
	TOTAL INVESTMENT COMPANIES (Cost $13,903,053)	$16,875,379
SHORT TERM INVESTMENTS - 1.9%
Money Market Funds - 1.9%
324,419	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$324,419
	TOTAL SHORT TERM INVESTMENTS (Cost $324,419)	$324,419
	TOTAL INVESTMENTS (Cost $14,227,472) - 99.3% (c)	$17,199,798
	Other Assets in Excess of Liabilities - 0.7%	124,095
	TOTAL NET ASSETS - 100.0%	$17,323,893

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,231,440.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	0.4979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	4,020	$11,514,761	$1,709,134
Total return of S&P 500® Index	0.5679% representing 1 month LIBOR rate + spread	UBS Securities LLC	5/26/2021	1,415	4,807,751	(177,936)
					$16,322,512	$1,531,198

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
39

Direxion Daily Latin America Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 58.5%
561,762	iShares Latin America 40 ETF (a)	$11,825,090
	TOTAL INVESTMENT COMPANIES (Cost $11,593,945)	$11,825,090
SHORT TERM INVESTMENTS - 25.7%
Money Market Funds - 25.7%
1,880,187	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$1,880,187
3,306,123	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	3,306,123
	TOTAL SHORT TERM INVESTMENTS (Cost $5,186,310)	$5,186,310
	TOTAL INVESTMENTS (Cost $16,780,255) - 84.2% (c)	$17,011,400
	Other Assets in Excess of Liabilities - 15.8%	3,197,044
	TOTAL NET ASSETS - 100.0%	$20,208,444

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,131,381.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares Latin America 40 ETF	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	547,362	$12,278,327	$(761,150)
Total return of iShares Latin America 40 ETF	0.3979% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	248,052	4,300,584	974,540
Total return of iShares Latin America 40 ETF	0.3979% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	88,329	1,571,844	307,499
Total return of iShares Latin America 40 ETF	0.5479% representing 1 month LIBOR rate + spread	J.P. Morgan	7/6/2021	474,547	10,336,493	(361,932)
					$28,487,248	$158,957

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
40

Direxion Daily MSCI Brazil Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 66.6%
3,987,225	iShares MSCI Brazil Capped ETF (a)	$107,096,864
	TOTAL INVESTMENT COMPANIES (Cost $110,674,197)	$107,096,864
SHORT TERM INVESTMENTS - 31.0%
Money Market Funds - 31.0%
28,360,758	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$28,360,758
21,577,826	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	21,577,826
	TOTAL SHORT TERM INVESTMENTS (Cost $49,938,584)	$49,938,584
	TOTAL INVESTMENTS (Cost $160,612,781) - 97.6% (c)	$157,035,448
	Other Assets in Excess of Liabilities - 2.4%	3,817,092
	TOTAL NET ASSETS - 100.0%	$160,852,540

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $56,545,043.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Brazil Capped ETF	0.7479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	1,869,110	$48,623,251	$1,922,785
Total return of iShares MSCI Brazil Capped ETF	0.5479% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	3,059,526	88,761,888	(6,622,356)
Total return of iShares MSCI Brazil Capped ETF	0.6979% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	107,976	2,826,812	226,582
Total return of iShares MSCI Brazil Capped ETF	0.6979% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	2,337,666	56,461,595	6,939,400
Total return of iShares MSCI Brazil Capped ETF	0.6979% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	617,292	14,640,384	2,111,234
					$211,313,930	$4,577,645

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
41

Direxion Daily MSCI India Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 31.4%
786,942	iShares MSCI India ETF (a)	$26,433,382
	TOTAL INVESTMENT COMPANIES (Cost $26,525,446)	$26,433,382
SHORT TERM INVESTMENTS - 30.1%
Money Market Funds - 30.1%
24,779,193	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$24,779,193
639,387	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	639,387
	TOTAL SHORT TERM INVESTMENTS (Cost $25,418,580)	$25,418,580
	TOTAL INVESTMENTS (Cost $51,944,026) - 61.5% (c)	$51,851,962
	Other Assets in Excess of Liabilities - 38.5%	32,494,183
	TOTAL NET ASSETS - 100.0%	$84,346,145

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,120,491.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI India ETF	0.6979% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	2,105,976	$52,571,277	$18,053,840
Total return of iShares MSCI India ETF	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	383,956	10,090,032	2,863,295
Total return of iShares MSCI India ETF	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	1,628,734	42,832,660	11,869,390
Total return of iShares MSCI India ETF	0.6479% representing 1 month LIBOR rate + spread	J.P. Morgan	8/9/2021	116,527	3,903,991	5,950
					$109,397,960	$32,792,475

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
42

Direxion Daily Russia Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 53.5%
1,266,221	VanEck VectorsTM Russia ETF (a)	$24,634,329
	TOTAL INVESTMENT COMPANIES (Cost $27,021,373)	$24,634,329
SHORT TERM INVESTMENTS - 27.9%
Money Market Funds - 27.9%
11,293,267	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$11,293,267
1,555,288	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	1,555,288
	TOTAL SHORT TERM INVESTMENTS (Cost $12,848,555)	$12,848,555
	TOTAL INVESTMENTS (Cost $39,869,928) - 81.4% (c)	$37,482,884
	Other Assets in Excess of Liabilities - 18.6%	8,532,110
	TOTAL NET ASSETS - 100.0%	$46,014,994

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $24,233,676.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Russia ETF	0.6493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	202,597	$4,288,426	$(347,745)
Total return of VanEck VectorsTM Russia ETF	0.8979% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	143,427	3,027,798	(239,030)
Total return of VanEck VectorsTM Russia ETF	0.6479% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	1,196,775	23,006,619	185,719
Total return of VanEck VectorsTM Russia ETF	0.6279% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	846,979	15,722,381	687,267
Total return of VanEck VectorsTM Russia ETF	0.6279% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	896,098	16,591,868	779,534
Total return of VanEck VectorsTM Russia ETF	0.6279% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	177,761	3,476,270	(30,803)
					$66,113,362	$1,034,942

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
43

Direxion Daily Energy Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 77.3%
Machinery Manufacturing - 2.4%
262,078	Baker Hughes, a GE Co.	$3,870,892
155,040	National Oilwell Varco, Inc.	1,302,336
168,660	TechnipFMC PLC (United Kingdom)	932,690
		6,105,918
Oil and Gas Extraction - 11.3%
150,729	Apache Corp.	1,251,051
159,158	Cabot Oil & Gas Corp.	2,831,421
78,555	Concho Resources, Inc.	3,260,818
152,846	Devon Energy Corp.	1,364,915
232,485	EOG Resources, Inc.	7,960,286
315,220	Marathon Oil Corp.	1,248,271
334,258	Occidental Petroleum Corp.	3,051,776
174,367	Phillips 66	8,135,964
		29,104,502
Petroleum and Coal Products Manufacturing - 45.3%
682,472	Chevron Corp.	47,431,804
303,906	ConocoPhillips	8,697,790
1,393,811	Exxon Mobil Corp.	45,466,115
59,516	HollyFrontier Corp.	1,101,641
259,829	Marathon Petroleum Corp.	7,664,955
162,816	Valero Energy Corp.	6,286,326
		116,648,631
Pipeline Transportation - 3.6%
484,578	Williams Companies, Inc.	9,299,052
Support Activities for Mining - 9.1%
63,024	Diamondback Energy, Inc.	1,636,103
350,765	Halliburton Co.	4,230,226
109,149	Hess Corp.	4,062,526
65,601	Pioneer Natural Resources Co.	5,219,215
554,263	Schlumberger Ltd.	8,280,689
		23,428,759
Shares		Fair Value
Utilities - 5.6%
777,294	Kinder Morgan, Inc.	$9,249,799
177,361	ONEOK, Inc.	5,143,468
		14,393,267
	TOTAL COMMON STOCKS (Cost $245,874,430)	$198,980,129
SHORT TERM INVESTMENTS - 27.7%
Money Market Funds - 27.7%
41,234,695	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$41,234,695
30,184,578	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	30,184,578
	TOTAL SHORT TERM INVESTMENTS (Cost $71,419,273)	$71,419,273
	TOTAL INVESTMENTS (Cost $317,293,703) - 105.0% (c)	$270,399,402
	Liabilities in Excess of Other Assets - (5.0)%	(12,901,114)
	TOTAL NET ASSETS - 100.0%	$257,498,288

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $165,041,617.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Energy Select Sector Index	0.5779% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	296,509	$94,152,251	$(2,013,636)
Total return of Energy Select Sector Index	0.5679% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	248,438	78,323,241	(3,568,924)
Total return of Energy Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	208,122	85,727,549	(22,020,633)
Total return of Energy Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	7/8/2021	273,966	103,900,258	(20,465,571)
Total return of Energy Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	BNP Paribas	8/18/2021	25,200	10,112,517	(2,475,832)
					$372,215,816	$(50,544,596)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
44

Direxion Daily Energy Bear 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 42.5%
Money Market Funds - 42.5%
6,144,360	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$6,144,360
8,147,923	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	8,147,923
	TOTAL SHORT TERM INVESTMENTS (Cost $14,292,283) (b)	$14,292,283
	TOTAL INVESTMENTS (Cost $14,292,283) - 42.5%	$14,292,283
	Other Assets in Excess of Liabilities - 57.5%	19,333,305
	TOTAL NET ASSETS - 100.0%	$33,625,588

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,292,283.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.2279% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/9/2020	64,936	$22,427,947	$2,591,098
0.2979% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Credit Suisse Capital LLC	12/10/2020	72,942	22,008,966	62,735
0.1479% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	6/16/2021	31,894	12,814,782	3,032,768
0.1479% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	J.P. Morgan	7/12/2021	48,153	16,567,829	1,928,903
(0.0508)% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Bank of America Merrill Lynch	10/1/2021	6,000	1,827,534	20,111
					$75,647,058	$7,635,615

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
45

Direxion Daily Gold Miners Index Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 52.7%
14,512,729	VanEck VectorsTM Gold Miners ETF (a)	$544,082,210
	TOTAL INVESTMENT COMPANIES (Cost $596,706,663)	$544,082,210
SHORT TERM INVESTMENTS - 20.7%
Money Market Funds - 20.7%
83,953,831	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$83,953,831
129,605,367	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	129,605,367
	TOTAL SHORT TERM INVESTMENTS (Cost $213,559,198)	$213,559,198
	TOTAL INVESTMENTS (Cost $810,265,861) - 73.4% (c)	$757,641,408
	Other Assets in Excess of Liabilities - 26.6%	274,364,866
	TOTAL NET ASSETS - 100.0%	$1,032,006,274

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $334,768,117.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck Vectors® Gold Miners ETF	0.7493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	6,547,478	$172,300,466	$72,100,959
Total return of VanEck Vectors® Gold Miners ETF	1.0779% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	6,576,971	207,938,954	37,669,371
Total return of VanEck Vectors® Gold Miners ETF	0.8079% representing 1 month LIBOR rate + spread	Citibank N.A.	12/9/2020	4,472,085	173,310,891	(5,676,259)
Total return of VanEck Vectors® Gold Miners ETF	0.9979% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	10,340,963	299,370,879	86,411,883
Total return of VanEck Vectors® Gold Miners ETF	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	12/9/2020	2,100,790	84,152,176	(5,441,603)
Total return of VanEck Vectors® Gold Miners ETF	1.1679% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	10,501,437	356,572,053	34,993,510
					$1,293,645,419	$220,057,861

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
46

Direxion Daily Gold Miners Index Bear 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 51.2%
Money Market Funds - 51.2%
20,298,428	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$20,298,428
31,696,552	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	31,696,552
	TOTAL SHORT TERM INVESTMENTS (Cost $51,994,980) (b)	$51,994,980
	TOTAL INVESTMENTS (Cost $51,994,980) - 51.2%	$51,994,980
	Other Assets in Excess of Liabilities - 48.8%	49,600,248
	TOTAL NET ASSETS - 100.0%	$101,595,228

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $51,994,980.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.6991% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Credit Suisse Capital LLC	12/9/2020	2,187,288	$79,879,757	$(2,116,984)
0.5493% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Bank of America Merrill Lynch	12/9/2020	236,788	4,498,972	(4,356,287)
0.4979% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	UBS Securities LLC	12/9/2020	1,466,191	54,571,039	(343,135)
0.4879% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	12/9/2020	338,481	13,417,849	736,386
0.4879% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	12/9/2020	400,000	14,603,618	(391,591)
0.3779% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Citibank N.A.	12/11/2020	150,121	5,480,774	(147,140)
0.0979% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	J.P. Morgan	4/16/2021	640,963	21,524,413	(2,492,633)
					$193,976,422	$(9,111,384)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
47

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 44.3%
5,602,465	VanEck VectorsTM Junior Gold Miners ETF (a)	$298,107,163
	TOTAL INVESTMENT COMPANIES (Cost $325,252,419)	$298,107,163
SHORT TERM INVESTMENTS - 26.5%
Money Market Funds - 26.5%
96,353,181	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$96,353,181
81,888,660	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	81,888,660
	TOTAL SHORT TERM INVESTMENTS (Cost $178,241,841)	$178,241,841
	TOTAL INVESTMENTS (Cost $503,494,260) - 70.8% (c)	$476,349,004
	Other Assets in Excess of Liabilities - 29.2%	196,530,689
	TOTAL NET ASSETS - 100.0%	$672,879,693
Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $221,179,597.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.0979% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	1,496,252	$82,860,472	$(3,235,574)
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.1079% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	2,718,425	139,793,222	4,543,219
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.9579% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	6,603,675	254,155,290	95,705,284
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.9479% representing 1 month LIBOR rate + spread	J.P. Morgan	2/26/2021	2,452,157	129,947,385	197,480
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	6,415,038	257,118,581	82,851,267
					$863,874,950	$180,061,676

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
48

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 63.8%
Money Market Funds - 63.8%
26,889,052	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$26,889,052
26,408,739	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	26,408,739
	TOTAL SHORT TERM INVESTMENTS (Cost $53,297,791) (b)	$53,297,791
	TOTAL INVESTMENTS (Cost $53,297,791) - 63.8%	$53,297,791
	Other Assets in Excess of Liabilities - 36.2%	30,271,934
	TOTAL NET ASSETS - 100.0%	$83,569,725

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $53,297,791.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.6979 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	Credit Suisse Capital LLC	12/9/2020	982,006	$52,006,752	$(190,115)
0.4279 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/11/2020	767,251	30,956,960	(9,787,073)
0.4979 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/14/2020	440,277	24,363,534	940,720
0.4879 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	4/21/2021	4,505	168,527	(71,199)
0.4879 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	5/19/2021	447,121	17,476,362	(6,263,037)
0.4879 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	6/16/2021	300,000	13,187,043	(2,749,162)
0.4879 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	10/20/2021	200,000	10,620,813	(15,556)
					$148,779,991	$(18,135,422)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
49

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 55.3%
883,522	Global X Robotics & Artificial Intelligence ETF (a)	$24,482,395
	TOTAL INVESTMENT COMPANIES (Cost $20,921,552)	$24,482,395
SHORT TERM INVESTMENTS - 14.9%
Money Market Funds - 14.9%
2,145,843	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$2,145,843
4,457,726	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	4,457,726
	TOTAL SHORT TERM INVESTMENTS (Cost $6,603,569)	$6,603,569
	TOTAL INVESTMENTS (Cost $27,525,121) - 70.2% (c)	$31,085,964
	Other Assets in Excess of Liabilities - 29.8%	13,158,615
	TOTAL NET ASSETS - 100.0%	$44,244,579

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,220,077.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.6979% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	552,090	$11,397,667	$3,879,202
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	1,757,807	39,030,164	9,680,669
					$50,427,831	$13,559,871

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
50

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 44.5%
3,756,824	SPDR® S&P® Oil & Gas Exploration & Production ETF (a)	$152,451,918
	TOTAL INVESTMENT COMPANIES (Cost $180,291,031)	$152,451,918
SHORT TERM INVESTMENTS - 68.6%
Money Market Funds - 68.6%
120,252,663	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$120,252,663
114,533,690	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	114,533,690
	TOTAL SHORT TERM INVESTMENTS (Cost $234,786,353)	$234,786,353
	TOTAL INVESTMENTS (Cost $415,077,384) - 113.1% (c)	$387,238,271
	Liabilities in Excess of Other Assets - (13.1)%	(44,988,525)
	TOTAL NET ASSETS - 100.0%	$342,249,746

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $345,980,910.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.3493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	42,936	$71,293,467	$(4,590,532)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.6679% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/7/2020	78,554	160,379,504	(38,050,635)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.3979% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	74,236	144,912,231	(28,800,276)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.5879% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	104,819	193,558,023	(30,367,033)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
51

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Long Total Return Swap Contracts, continued

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	42,000	$115,001,460	$(49,451,552)
					$685,144,685	$(151,260,028)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
52

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 47.0%
Money Market Funds - 47.0%
9,512,441	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$9,512,441
8,823,434	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	8,823,434
	TOTAL SHORT TERM INVESTMENTS (Cost $18,335,875) (b)	$18,335,875
	TOTAL INVESTMENTS (Cost $18,335,875) - 47.0%	$18,335,875
	Other Assets in Excess of Liabilities - 53.0%	20,709,959
	TOTAL NET ASSETS - 100.0%	$39,045,834

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,335,875.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/ (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.1493% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Bank of America Merrill Lynch	12/9/2020	11,859	$18,263,787	$(153,969)
0.2279% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/9/2020	16,672	33,119,460	7,190,602
0.2979% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Credit Suisse Capital LLC	12/11/2020	5,299	11,470,085	3,178,330
(0.2521)% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	J.P. Morgan	4/30/2021	16,446	31,909,751	6,174,417
					$94,763,083	$16,389,380

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
53

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$22,842,379	$38,988,709	$39,779,354	$35,384,055
Cash equivalents	73,209,127	131,608,438	58,895,487	23,070,941
Receivable for Fund shares sold	—	7,448,463	—	—
Dividend and interest receivable	1,503	5,777	27,103	10,887
Due from broker for swap contracts	—	3,986	47,200	89,376
Unrealized appreciation on swap contracts	482,192	—	27,994,686	21,866,957
Prepaid expenses and other assets	26,629	19,156	16,855	22,131
Total Assets	96,561,830	178,074,529	126,760,685	80,444,347
Liabilities:
Unrealized depreciation on swap contracts	2,277,751	2,417,231	—	64,908
Due to Adviser, net (Note 6)	43,057	40,514	56,441	29,786
Due to broker for swap contracts	—	—	30,254,000	23,701,289
Accrued expenses and other liabilities	40,251	46,237	62,516	40,687
Total Liabilities	2,361,059	2,503,982	30,372,957	23,836,670
Net Assets	$94,200,771	$175,570,547	$96,387,728	$56,607,677
Net Assets Consist of:
Capital stock	$118,351,166	$233,582,822	$94,843,868	$78,231,800
Total distributable earnings (loss)	(24,150,395)	(58,012,275)	1,543,860	(21,624,123)
Net Assets	$94,200,771	$175,570,547	$96,387,728	$56,607,677
Calculation of Net Asset Value Per Share:
Net assets	$94,200,771	$175,570,547	$96,387,728	$56,607,677
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,650,000	8,249,983	2,950,000	1,050,001
Net assets value, redemption price and offering price per share	$20.26	$21.28	$32.67	$53.91
Cost of Investments	$22,842,379	$38,988,709	$39,837,159	$33,371,197

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Latin America Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$17,199,798	$17,011,400	$157,035,448	$51,851,962
Cash equivalents	100,154	4,484,199	14,801,590	36,250,383
Receivable for Fund shares sold	—	—	40,445	1,987
Receivable for investments sold	393,135	—	—	2,518,519
Dividend and interest receivable	28	224	3,773	3,612
Due from broker for swap contracts	13	—	—	—
Unrealized appreciation on swap contracts	1,709,134	1,282,039	11,200,001	32,792,475
Prepaid expenses and other assets	1,547	3,899	8,268	8,395
Total Assets	19,403,809	22,781,761	183,089,525	123,427,333
Liabilities:
Payable for Fund shares redeemed	—	—	77,719	—
Payable for investments purchased	165,575	—	—	—
Unrealized depreciation on swap contracts	177,936	1,123,082	6,622,356	—
Due to Adviser, net (Note 6)	1,030	6,595	121,626	64,451
Due to broker for swap contracts	1,720,933	1,424,189	15,275,293	38,940,000
Accrued expenses and other liabilities	14,442	19,451	139,991	76,737
Total Liabilities	2,079,916	2,573,317	22,236,985	39,081,188
Net Assets	$17,323,893	$20,208,444	$160,852,540	$84,346,145
Net Assets Consist of:
Capital stock	$12,590,430	$82,110,613	$722,655,229	$79,982,360
Total distributable earnings (loss)	4,733,463	(61,902,169)	(561,802,689)	4,363,785
Net Assets	$17,323,893	$20,208,444	$160,852,540	$84,346,145
Calculation of Net Asset Value Per Share:
Net assets	$17,323,893	$20,208,444	$160,852,540	$84,346,145
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	283,236	490,721	2,608,631	2,749,686
Net assets value, redemption price and offering price per share	$61.16	$41.18	$61.66	$30.67
Cost of Investments	$14,227,472	$16,780,255	$160,612,781	$51,944,026

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Russia Bull 2X Shares	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$37,482,884	$270,399,402	$14,292,283	$757,641,408
Cash equivalents	10,212,612	37,335,327	20,110,828	267,589,351
Receivable for Fund shares sold	—	75,677	—	431,328
Dividend and interest receivable	519	594,447	937	11,351
Due from broker for swap contracts	45,383	—	42,258	—
Unrealized appreciation on swap contracts	1,652,520	—	7,635,615	231,175,723
Prepaid expenses and other assets	7,028	5,818	3,234	16,854
Total Assets	49,400,946	308,410,671	42,085,155	1,256,866,015
Liabilities:
Unrealized depreciation on swap contracts	617,578	50,544,596	—	11,117,862
Due to Adviser, net (Note 6)	32,014	171,937	17,491	683,637
Due to broker for swap contracts	2,707,798	—	8,411,394	212,658,259
Accrued expenses and other liabilities	28,562	195,850	30,682	399,983
Total Liabilities	3,385,952	50,912,383	8,459,567	224,859,741
Net Assets	$46,014,994	$257,498,288	$33,625,588	$1,032,006,274
Net Assets Consist of:
Capital stock	$132,634,099	$1,005,825,700	$139,118,643	$2,716,305,552
Total distributable loss	(86,619,105)	(748,327,412)	(105,493,055)	(1,684,299,278)
Net Assets	$46,014,994	$257,498,288	$33,625,588	$1,032,006,274
Calculation of Net Asset Value Per Share:
Net assets	$46,014,994	$257,498,288	$33,625,588	$1,032,006,274
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,468,002	30,463,531	457,061	13,451,908
Net assets value, redemption price and offering price per share	$13.27	$8.45	$73.57	$76.72
Cost of Investments	$39,869,928	$317,293,703	$14,292,283	$810,265,861

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$51,994,980	$476,349,004	$53,297,791	$31,085,964
Cash equivalents	63,529,883	191,039,956	54,463,947	14,859,090
Receivable for Fund shares sold	—	313,666	1,055	—
Dividend and interest receivable	3,728	10,576	3,207	750
Due from broker for swap contracts	12,652	—	1,481,719	1,323,393
Unrealized appreciation on swap contracts	736,386	183,297,250	940,720	13,559,871
Prepaid expenses and other assets	15,581	8,465	6,331	502
Total Assets	116,293,210	851,018,917	110,194,770	60,829,570
Liabilities:
Payable for Fund shares redeemed	3,103,163	—	3,515,245	—
Unrealized depreciation on swap contracts	9,847,770	3,235,574	19,076,142	—
Due to Adviser, net (Note 6)	80,197	467,266	63,625	28,927
Due to broker for swap contracts	1,612,001	174,189,002	3,930,000	16,530,018
Due to broker for futures contracts	—	—	284	—
Accrued expenses and other liabilities	54,851	247,382	39,749	26,046
Total Liabilities	14,697,982	178,139,224	26,625,045	16,584,991
Net Assets	$101,595,228	$672,879,693	$83,569,725	$44,244,579
Net Assets Consist of:
Capital stock	$776,894,597	$1,963,619,268	$358,597,885	$21,352,653
Total distributable earnings (loss)	(675,299,369)	(1,290,739,575)	(275,028,160)	22,891,926
Net Assets	$101,595,228	$672,879,693	$83,569,725	$44,244,579
Calculation of Net Asset Value Per Share:
Net assets	$101,595,228	$672,879,693	$83,569,725	$44,244,579
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,060,171	5,743,351	7,132,449	264,729
Net assets value, redemption price and offering price per share	$20.08	$117.16	$11.72	$167.13
Cost of Investments	$51,994,980	$503,494,260	$53,297,791	$27,525,121

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
57

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Assets:
Investments, at fair value (Note 2)	$387,238,271	$18,335,875
Cash equivalents	94,373,625	25,026,537
Receivable for Fund shares sold	175,927	—
Receivable for investments sold	12,171,031	—
Dividend and interest receivable	53,629	1,081
Unrealized appreciation on swap contracts	—	16,543,349
Prepaid expenses and other assets	2,657	3,996
Total Assets	494,015,140	59,910,838
Liabilities:
Payable for Fund shares redeemed	—	3,560,990
Unrealized depreciation on swap contracts	151,260,028	153,969
Due to Adviser, net (Note 6)	204,777	19,883
Due to broker for swap contracts	56,750	17,100,000
Accrued expenses and other liabilities	243,839	30,162
Total Liabilities	151,765,394	20,865,004
Net Assets	$342,249,746	$39,045,834
Net Assets Consist of:
Capital stock	$1,199,254,218	$48,686,654
Total distributable earnings (loss)	(857,004,472)	(9,640,820)
Net Assets	$342,249,746	$39,045,834
Calculation of Net Asset Value Per Share:
Net assets	$342,249,746	$39,045,834
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	17,528,422	546,196
Net assets value, redemption price and offering price per share	$19.53	$71.49
Cost of Investments	$415,077,384	$18,335,875

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
58

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Investment Income:
Dividend income	$—	$—	$306,444	$23,925
Interest income	153,121	216,155	580,552	210,477
Securities lending income	—	—	439,266	267,148
Total investment income	153,121	216,155	1,326,262	501,550
Expenses:
Investment advisory fees (Note 6)	135,056	368,496	827,748	412,925
Licensing fees	15,110	52,643	33,149	16,517
Pricing fees	6,017	6,017	6,017	6,017
Management service fees (Note 6)	5,725	26,630	27,997	13,983
Exchange listing fees	5,216	5,217	5,251	5,231
Reports to shareholders	5,033	23,709	24,900	12,415
Fund servicing fees	1,367	49,883	52,594	26,725
Trustees' fees and expenses	850	4,068	4,291	2,137
Interest expense	620	1,647	68,477	30,264
Insurance fees	526	2,447	2,562	1,286
Professional fees	678	41,513	35,939	22,478
Other	3,956	13,421	21,484	9,461
Total Expenses	180,154	595,691	1,110,409	559,439
Recoupment of expenses to Adviser (Note 6)	541	9,907	16,924	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(130,155)	(10,374)	(6,137)
Net Expenses	180,695	475,443	1,116,959	553,302
Net investment income (loss)	(27,574)	(259,288)	209,303	(51,752)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	—	—	(2,003,200)
In-kind redemptions	—	—	1,644,248	6,603,207
Swap contracts	(3,055,894)	(42,822,665)	20,096,139	13,615,742
Net realized gain (loss)	(3,055,894)	(42,822,665)	21,740,387	18,215,749
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	—	2,349,918	2,244,268
Swap contracts	(1,690,515)	(1,658,148)	20,178,021	16,834,508
Change in net unrealized appreciation (depreciation)	(1,690,515)	(1,658,148)	22,527,939	19,078,776
Net realized and unrealized gain (loss)	(4,746,409)	(44,480,813)	44,268,326	37,294,525
Net increase (decrease) in net assets resulting from operations	$(4,773,983)	$(44,740,101)	$44,477,629	$37,242,773

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
59

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Latin America Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Investment Income:
Dividend income	$299,466	$156,313	$3,509,832	$122,936
Interest income	4,146	45,713	1,389,837	257,443
Securities lending income	592	237	119,554	24,558
Total investment income	304,204	202,263	5,019,223	404,937
Expenses:
Investment advisory fees (Note 6)	83,000	109,336	1,823,517	577,870
Professional fees	14,809	12,970	57,621	24,238
Licensing fees	9,960	14,578	140,318	30,820
Fund servicing fees	8,710	7,743	114,837	36,828
Pricing fees	6,017	6,017	6,017	6,017
Exchange listing fees	5,214	5,213	5,313	5,232
Interest expense	4,345	4,668	249,879	27,252
Management service fees (Note 6)	4,214	3,691	61,717	19,504
Reports to shareholders	3,743	3,284	54,887	17,372
Trustees' fees and expenses	654	564	9,468	2,989
Insurance fees	385	323	5,642	1,789
Other	4,241	6,168	39,502	2,319
Total Expenses	145,292	174,555	2,568,718	752,230
Recoupment of expenses to Adviser (Note 6)	442	1,293	38,352	15,902
Less: Reimbursement of expenses from Adviser (Note 6)	(41,789)	(32,689)	(47,403)	(8,911)
Net Expenses	103,945	143,159	2,559,667	759,221
Net investment income (loss)	200,259	59,104	2,459,556	(354,284)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(451,935)	(2,780,610)	(109,015,285)	(9,025,990)
In-kind redemptions	1,482,229	335,609	34,394,742	10,579,348
Swap contracts	1,978,185	(15,584,113)	(498,425,567)	(20,199,473)
Net realized gain (loss)	3,008,479	(18,029,114)	(573,046,110)	(18,646,115)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,667,830	254,899	(11,738,804)	(1,423,442)
Swap contracts	632,068	(397,669)	(76,222,052)	26,589,306
Change in net unrealized appreciation (depreciation)	2,299,898	(142,770)	(87,960,856)	25,165,864
Net realized and unrealized gain (loss)	5,308,377	(18,171,884)	(661,006,966)	6,519,749
Net increase (decrease) in net assets resulting from operations	$5,508,636	$(18,112,780)	$(658,547,410)	$6,165,465

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
60

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Russia Bull 2X Shares	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares
Investment Income:
Dividend income	$617,761	$10,487,587	$—	$4,724,677
Interest income	360,785	736,568	207,689	5,233,514
Securities lending income	—	401	—	500
Total investment income	978,546	11,224,556	207,689	9,958,691
Expenses:
Investment advisory fees (Note 6)	514,710	2,226,082	229,635	8,912,334
Interest expense	62,346	93,258	15,193	1,998,711
Fund servicing fees	33,107	139,280	15,388	467,124
Professional fees	28,609	76,755	18,952	289,249
Management service fees (Note 6)	17,406	75,183	7,793	301,383
Reports to shareholders	15,492	66,971	6,904	268,149
Licensing fees	9,180	237,449	24,494	315,342
Pricing fees	6,017	6,017	6,017	6,017
Exchange listing fees	5,234	5,289	5,220	7,944
Trustees' fees and expenses	2,672	11,543	1,188	46,217
Insurance fees	1,601	6,890	711	27,598
Other	3,138	14,033	2,011	33,003
Total Expenses	699,512	2,958,750	333,506	12,673,071
Recoupment of expenses to Adviser (Note 6)	123	18,512	779	—
Less: Reimbursement of expenses from Adviser (Note 6)	(123)	(64,300)	(28,222)	—
Net Expenses	699,512	2,912,962	306,063	12,673,071
Net investment income (loss)	279,034	8,311,594	(98,374)	(2,714,380)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(10,357,309)	(124,231,664)	—	(275,210,423)
In-kind redemptions	11,122,489	27,375,629	—	192,488,027
Swap contracts	(26,680,246)	(305,545,335)	49,312,193	4,044,899
Net realized gain (loss)	(25,915,066)	(402,401,370)	49,312,193	(78,677,497)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,484,315)	(37,876,831)	—	(64,151,520)
Swap contracts	(10,131,092)	(50,120,016)	6,174,483	(178,029,978)
Change in net unrealized appreciation (depreciation)	(13,615,407)	(87,996,847)	6,174,483	(242,181,498)
Net realized and unrealized gain (loss)	(39,530,473)	(490,398,217)	55,486,676	(320,858,995)
Net increase (decrease) in net assets resulting from operations	$(39,251,439)	$(482,086,623)	$55,388,302	$(323,573,375)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
61

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Investment Income:
Dividend income	$—	$850,196	$—	$63,258
Interest income	2,353,557	4,630,965	953,446	80,312
Securities lending income	—	—	—	1,003
Total investment income	2,353,557	5,481,161	953,446	144,573
Expenses:
Investment advisory fees (Note 6)	1,565,101	5,875,722	759,442	230,503
Fund servicing fees	91,636	298,843	48,329	15,243
Licensing fees	54,345	25,481	5,426	18,440
Management service fees (Note 6)	53,027	198,635	25,687	7,784
Professional fees	51,443	191,608	34,471	15,514
Reports to shareholders	47,129	176,792	22,846	6,923
Interest expense	46,662	1,150,827	21,168	25,692
Exchange listing fees	9,680	6,342	5,250	5,217
Trustees' fees and expenses	8,138	30,472	3,935	1,188
Pricing fees	6,017	6,017	6,017	6,017
Insurance fees	4,841	18,184	2,371	714
Other	5,800	22,006	8,014	6,935
Total Expenses	1,943,819	8,000,929	942,956	340,170
Recoupment of expenses to Adviser (Note 6)	314	—	—	1,500
Less: Reimbursement of expenses from Adviser (Note 6)	(314)	—	—	(24,009)
Net Expenses	1,943,819	8,000,929	942,956	317,661
Net investment income (loss)	409,738	(2,519,768)	10,490	(173,088)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(118,077,729)	—	(1,736,986)
In-kind redemptions	—	171,779,469	—	1,949,187
Swap contracts	(205,288,482)	(233,811,377)	(121,795,167)	13,309,219
Net realized gain (loss)	(205,288,482)	(180,109,637)	(121,795,167)	13,521,420
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(32,410,360)	—	3,333,146
Swap contracts	90,379,373	(131,258,519)	15,357,893	10,036,721
Change in net unrealized appreciation (depreciation)	90,379,373	(163,668,879)	15,357,893	13,369,867
Net realized and unrealized gain (loss)	(114,909,109)	(343,778,516)	(106,437,274)	26,891,287
Net increase (decrease) in net assets resulting from operations	$(114,499,371)	$(346,298,284)	$(106,426,784)	$26,718,199

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
62

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Investment Income:
Dividend income	$3,444,794	$—
Interest income	695,736	378,563
Securities lending income	62,849	—
Total investment income	4,203,379	378,563
Expenses:
Investment advisory fees (Note 6)	2,190,193	382,046
Licensing fees	233,621	40,751
Fund servicing fees	136,540	24,911
Management service fees (Note 6)	73,865	12,954
Professional fees	69,545	22,300
Reports to shareholders	65,837	11,494
Interest expense	59,940	114,950
Trustees' fees and expenses	11,327	1,981
Insurance fees	6,782	1,183
Pricing fees	6,017	6,017
Exchange listing fees	5,263	5,228
Other	61,184	6,773
Total Expenses	2,920,114	630,588
Recoupment of expenses to Adviser (Note 6)	23,734	1,314
Less: Reimbursement of expenses from Adviser (Note 6)	(109,664)	(33,028)
Net Expenses	2,834,184	598,874
Net investment income (loss)	1,369,195	(220,311)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(128,737,445)	—
In-kind redemptions	25,403,538	—
Swap contracts	(273,006,642)	61,409,923
Net realized gain (loss)	(376,340,549)	61,409,923
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,217,975)	—
Swap contracts	(136,485,457)	(4,854,742)
Change in net unrealized depreciation	(139,703,432)	(4,854,742)
Net realized and unrealized gain (loss)	(516,043,981)	56,555,181
Net increase (decrease) in net assets resulting from operations	$(514,674,786)	$56,334,870

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
63

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bear 1X Shares		Direxion Daily S&P 500® Bear 1X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(27,574)	$758,720	$(259,288)	$294,858
Net realized loss	(3,055,894)	(2,003,774)	(42,822,665)	(1,784,375)
Change in net unrealized depreciation	(1,690,515)	(7,782,190)	(1,658,148)	(857,071)
Net decrease in net assets resulting from operations	(4,773,983)	(9,027,244)	(44,740,101)	(2,346,588)
Distributions to shareholders:
Net distributions to shareholders	(50,677)	(870,624)	(74,214)	(291,409)
Return of capital	(44,290)	—	(50,440)	—
Total distributions	(94,967)	(870,624)	(124,654)	(291,409)
Capital share transactions:
Proceeds from shares sold	104,166,411	170,966,098	226,514,013	23,449,609
Cost of shares redeemed	(25,716,433)	(256,282,133)	(25,603,766)	(14,666,479)
Transaction fees (Note 4)	4,566	78,763	—	—
Net increase (decrease) in net assets resulting from capital transactions	78,454,544	(85,237,272)	200,910,247	8,783,130
Total increase (decrease) in net assets	73,585,594	(95,135,140)	156,045,492	6,145,133
Net assets:
Beginning of year	20,615,177	115,750,317	19,525,055	13,379,922
End of year	$94,200,771	$20,615,177	$175,570,547	$19,525,055
Changes in shares outstanding
Shares outstanding, beginning of year	700,000	3,000,000	749,983	449,983
Shares sold	4,850,000	5,550,000	8,600,000	800,000
Shares repurchased	(900,000)	(7,850,000)	(1,100,000)	(500,000)
Shares outstanding, end of year	4,650,000	700,000	8,249,983	749,983

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
64

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bull 2X Shares		Direxion Daily CSI China Internet Index Bull 2X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$209,303	$839,148	$(51,752)	$432,985
Net realized gain (loss)	21,740,387	(2,177,252)	18,215,749	(22,876,335)
Capital gain distributions from regulated investment companies	—	—	—	540,329
Change in net unrealized appreciation	22,527,939	20,771,644	19,078,776	24,757,362
Net increase in net assets resulting from operations	44,477,629	19,433,540	37,242,773	2,854,341
Distributions to shareholders:
Net distributions to shareholders	(404,988)	(863,144)	(126,584)	(458,946)
Return of capital	(73,895)	—	(89,169)	—
Total distributions	(478,883)	(863,144)	(215,753)	(458,946)
Capital share transactions:
Proceeds from shares sold	63,393,945	130,836,659	34,318,402	21,315,859
Cost of shares redeemed	(138,915,873)	(98,073,203)	(67,963,524)	(20,431,084)
Transaction fees (Note 4)	14,112	10,712	6,934	1,739
Net increase (decrease) in net assets resulting from capital transactions	(75,507,816)	32,774,168	(33,638,188)	886,514
Total increase (decrease) in net assets	(31,509,070)	51,344,564	3,388,832	3,281,909
Net assets:
Beginning of year	127,896,798	76,552,234	53,218,845	49,936,936
End of year	$96,387,728	$127,896,798	$56,607,677	$53,218,845
Changes in shares outstanding
Shares outstanding, beginning of year	5,950,000	4,800,000	2,200,001	2,200,001
Shares sold	2,700,000	5,900,000	1,050,000	850,000
Shares repurchased	(5,700,000)	(4,750,000)	(2,200,000)	(850,000)
Shares outstanding, end of year	2,950,000	5,950,000	1,050,001	2,200,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
65

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 2X Shares		Direxion Daily Latin America Bull 2X Shares[1]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income	$200,259	$164,388	$59,104	$128,757
Net realized gain (loss)	3,008,479	610,664	(18,029,114)	(301,416)
Change in net unrealized appreciation (depreciation)	2,299,898	1,734,641	(142,770)	(155,135)
Net increase (decrease) in net assets resulting from operations	5,508,636	2,509,693	(18,112,780)	(327,794)
Distributions to shareholders:
Net distributions to shareholders	(228,339)	(169,500)	(61,685)	(126,175)
Return of capital	—	—	(76,394)	—
Total distributions	(228,339)	(169,500)	(138,079)	(126,175)
Capital share transactions:
Proceeds from shares sold	9,808,536	6,987,262	39,614,358	44,656,662
Cost of shares redeemed	(8,627,454)	(4,980,441)	(9,695,166)	(49,190,859)
Transaction fees (Note 4)	1,131	270	3,474	12,687
Net increase (decrease) in net assets resulting from capital transactions	1,182,213	2,007,091	29,922,666	(4,521,510)
Total increase (decrease) in net assets	6,462,510	4,347,284	11,671,807	(4,975,479)
Net assets:
Beginning of year	10,861,383	6,514,099	8,536,637	13,512,116
End of year	$17,323,893	$10,861,383	$20,208,444	$8,536,637
Changes in shares outstanding
Shares outstanding, beginning of year	183,236	133,236	20,955	28,455
Shares sold	250,000	150,000	542,500	105,000
Shares repurchased	(150,000)	(100,000)	(72,734)	(112,500)
Shares outstanding, end of year	283,236	183,236	490,721	20,955

1  Effective March 27, 2020, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
66

Statements of Changes in Net Assets

	Direxion Daily MSCI Brazil Bull 2X Shares[1]		Direxion Daily MSCI India Bull 2X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$2,459,556	$4,230,081	$(354,284)	$777,781
Net realized gain (loss)	(573,046,110)	256,953,554	(18,646,115)	23,087,941
Change in net unrealized appreciation (depreciation)	(87,960,856)	(96,092,378)	25,165,864	13,958,124
Net increase (decrease) in net assets resulting from operations	(658,547,410)	165,091,257	6,165,465	37,823,846
Distributions to shareholders:
Net distributions to shareholders	(2,459,555)	(4,444,723)	(15,893)	(664,437)
Return of capital	(604,582)	—	(778)	—
Total distributions	(3,064,137)	(4,444,723)	(16,671)	(664,437)
Capital share transactions:
Proceeds from shares sold	747,424,198	849,940,786	78,866,820	50,711,005
Cost of shares redeemed	(338,213,399)	(1,004,883,228)	(84,098,374)	(104,921,438)
Transaction fees (Note 4)	68,075	212,663	31,039	21,931
Net increase (decrease) in net assets resulting from capital transactions	409,278,874	(154,729,779)	(5,200,515)	(54,188,502)
Total increase (decrease) in net assets	(252,332,673)	5,916,755	948,279	(17,029,093)
Net assets:
Beginning of year	413,185,213	407,268,458	83,397,866	100,426,959
End of year	$160,852,540	$413,185,213	$84,346,145	$83,397,866
Changes in shares outstanding
Shares outstanding, beginning of year	370,107	395,821	1,249,686	1,949,686
Shares sold	3,448,571	884,286	4,000,000	850,000
Shares repurchased	(1,210,047)	(910,000)	(2,500,000)	(1,550,000)
Shares outstanding, end of year	2,608,631	370,107	2,749,686	1,249,686

1  Effective April 23, 2020, the Fund had a 1:35 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:35 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
67

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 2X Shares		Direxion Daily Energy Bull 2X Shares[1]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income	$279,034	$3,181,482	$8,311,594	$5,350,146
Net realized gain (loss)	(25,915,066)	39,086,034	(402,401,370)	(167,891,220)
Change in net unrealized appreciation (depreciation)	(13,615,407)	11,241,642	(87,996,847)	29,039,959
Net increase (decrease) in net assets resulting from operations	(39,251,439)	53,509,158	(482,086,623)	(133,501,115)
Distributions to shareholders:
Net distributions to shareholders	(621,437)	(2,965,266)	(8,061,166)	(5,278,075)
Return of capital	(33,321)	—	—	—
Total distributions	(654,758)	(2,965,266)	(8,061,166)	(5,278,075)
Capital share transactions:
Proceeds from shares sold	93,161,537	42,361,478	656,982,160	302,159,263
Cost of shares redeemed	(83,911,698)	(163,713,000)	(194,547,068)	(227,984,452)
Transaction fees (Note 4)	28,920	32,946	111,843	48,477
Net increase (decrease) in net assets resulting from capital transactions	9,278,759	(121,318,576)	462,546,935	74,223,288
Total decrease in net assets	(30,627,438)	(70,774,684)	(27,600,854)	(64,555,902)
Net assets:
Beginning of year	76,642,432	147,417,116	285,099,142	349,655,044
End of year	$46,014,994	$76,642,432	$257,498,288	$285,099,142
Changes in shares outstanding
Shares outstanding, beginning of year	1,418,002	4,018,002	1,985,002	1,380,002
Shares sold	5,550,000	1,150,000	37,895,000	1,725,000
Shares repurchased	(3,500,000)	(3,750,000)	(9,416,471)	(1,120,000)
Shares outstanding, end of year	3,468,002	1,418,002	30,463,531	1,985,002

1  Effective March 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
68

Statements of Changes in Net Assets

	Direxion Daily Energy Bear 2X Shares		Direxion Daily Gold Miners Index Bull 2X Shares[1]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(98,374)	$338,237	$(2,714,380)	$4,793,627
Net realized gain (loss)	49,312,193	20,833,158	(78,677,497)	635,204,986
Change in net unrealized appreciation (depreciation)	6,174,483	(13,928,702)	(242,181,498)	668,519,482
Net increase (decrease) in net assets resulting from operations	55,388,302	7,242,693	(323,573,375)	1,308,518,095
Distributions to shareholders:
Net distributions to shareholders	(54,239)	(359,503)	(3,749,143)	(4,794,202)
Return of capital	(30,169)	—	(3,384,907)	(1,788,771)
Total distributions	(84,408)	(359,503)	(7,134,050)	(6,582,973)
Capital share transactions:
Proceeds from shares sold	173,582,980	149,492,475	1,944,792,718	1,453,301,357
Cost of shares redeemed	(221,448,859)	(182,683,349)	(2,125,276,430)	(2,345,204,362)
Transaction fees (Note 4)	524,611	55,409	1,650,138	493,789
Net decrease in net assets resulting from capital transactions	(47,341,268)	(33,135,465)	(178,833,574)	(891,409,216)
Total increase (decrease) in net assets	7,962,626	(26,252,275)	(509,540,999)	410,525,906
Net assets:
Beginning of year	25,662,962	51,915,237	1,541,547,273	1,131,021,367
End of year	$33,625,588	$25,662,962	$1,032,006,274	$1,541,547,273
Changes in shares outstanding
Shares outstanding, beginning of year	507,061	1,157,061	9,747,165	17,037,165
Shares sold	2,500,000	3,000,000	25,080,000	12,870,000
Shares repurchased	(2,550,000)	(3,650,000)	(21,375,257)	(20,160,000)
Shares outstanding, end of year	457,061	507,061	13,451,908	9,747,165

1  Effective April 23, 2020, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
69

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bear 2X Shares[1]		Direxion Daily Junior Gold Miners Index Bull 2X Shares[2]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$409,738	$3,292,384	$(2,519,768)	$4,839,198
Net realized gain (loss)	(205,288,482)	(98,159,625)	(180,109,637)	118,018,925
Change in net unrealized appreciation (depreciation)	90,379,373	(141,822,059)	(163,668,879)	577,930,110
Net increase (decrease) in net assets resulting from operations	(114,499,371)	(236,689,300)	(346,298,284)	700,788,233
Distributions to shareholders:
Net distributions to shareholders	(897,333)	(2,899,040)	(833,823)	(5,035,748)
Return of capital	(606,649)	—	(199,395)	(475,303)
Total distributions	(1,503,982)	(2,899,040)	(1,033,218)	(5,511,051)
Capital share transactions:
Proceeds from shares sold	919,384,135	1,242,075,220	1,367,685,270	1,060,132,994
Cost of shares redeemed	(1,081,791,973)	(778,801,391)	(1,297,369,468)	(1,442,792,123)
Transaction fees (Note 4)	1,332,590	235,330	1,164,490	311,826
Net increase (decrease) in net assets resulting from capital transactions	(161,075,248)	463,509,159	71,480,292	(382,347,303)
Total increase (decrease) in net assets	(277,078,601)	223,920,819	(275,851,210)	312,929,879
Net assets:
Beginning of year	378,673,829	154,753,010	948,730,903	635,801,024
End of year	$101,595,228	$378,673,829	$672,879,693	$948,730,903
Changes in shares outstanding
Shares outstanding, beginning of year	2,230,748	176,748	1,364,876	1,778,138
Shares sold	25,660,000	4,306,000	13,445,000	2,156,000
Shares repurchased	(22,830,577)	(2,252,000)	(9,066,525)	(2,569,262)
Shares outstanding, end of year	5,060,171	2,230,748	5,743,351	1,364,876

1  Effective April 23, 2020, the Fund had a 1:25 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:25 stock split.

2  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
70

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bear 2X Shares[1]		Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares[2]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$10,490	$1,266,255	$(173,088)	$113,590
Net realized gain (loss)	(121,795,167)	(46,481,483)	13,521,420	(2,562,686)
Change in net unrealized appreciation (depreciation)	15,357,893	(48,164,255)	13,369,867	4,811,741
Net increase (decrease) in net assets resulting from operations	(106,426,784)	(93,379,483)	26,718,199	2,362,645
Distributions to shareholders:
Net distributions to shareholders	(352,328)	(1,163,840)	(24,752)	(113,962)
Return of capital	(223,740)	—	—	(790)
Total distributions	(576,068)	(1,163,840)	(24,752)	(114,752)
Capital share transactions:
Proceeds from shares sold	702,125,739	657,490,189	15,635,159	34,985,576
Cost of shares redeemed	(661,185,760)	(474,485,478)	(18,556,913)	(20,892,525)
Transaction fees (Note 4)	1,403,455	143,801	4,734	4,683
Net increase (decrease) in net assets resulting from capital transactions	42,343,434	183,148,512	(2,917,020)	14,097,734
Total increase (decrease) in net assets	(64,659,418)	88,605,189	23,776,427	16,345,627
Net assets:
Beginning of year	148,229,143	59,623,954	20,468,152	4,122,525
End of year	$83,569,725	$148,229,143	$44,244,579	$20,468,152
Changes in shares outstanding
Shares outstanding, beginning of year	441,509	31,509	180,000	35,000
Shares sold	25,956,000	1,118,000	210,000	330,000
Shares repurchased	(19,265,060)	(708,000)	(125,271)	(185,000)
Shares outstanding, end of year	7,132,449	441,509	264,729	180,000

1  Effective April 23, 2020, the Fund had a 1:25 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:25 stock split.

2  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
71

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares[1]		Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares[2,3]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$1,369,195	$2,127,020	$(220,311)	$343,856
Net realized gain (loss)	(376,340,549)	(308,986,613)	61,409,923	39,293,317
Change in net unrealized appreciation (depreciation)	(139,703,432)	(36,472,947)	(4,854,742)	5,048,181
Net increase (decrease) in net assets resulting from operations	(514,674,786)	(343,332,540)	56,334,870	44,685,354
Distributions to shareholders:
Net distributions to shareholders	(563,199)	(2,084,795)	(26,156)	(419,941)
Total distributions	(563,199)	(2,084,795)	(26,156)	(419,941)
Capital share transactions:
Proceeds from shares sold	1,062,005,865	805,131,458	452,764,929	427,638,686
Cost of shares redeemed	(398,504,921)	(422,723,234)	(506,649,204)	(478,507,159)
Transaction fees (Note 4)	253,383	87,718	615,686	143,549
Net increase (decrease) in net assets resulting from capital transactions	663,754,327	382,495,942	(53,268,589)	(50,724,924)
Total increase (decrease) in net assets	148,516,342	37,078,607	3,040,125	(6,459,511)
Net assets:
Beginning of year	193,733,404	156,654,797	36,005,709	42,465,220
End of year	$342,249,746	$193,733,404	$39,045,834	$36,005,709
Changes in shares outstanding
Shares outstanding, beginning of year	179,149	17,899	486,956	1,171,153
Shares sold	24,977,500	321,375	5,430,000	7,920,000
Shares repurchased	(7,628,227)	(160,125)	(5,370,760)	(8,604,197)
Shares outstanding, end of year	17,528,422	179,149	546,196	486,956

1  Effective March 23, 2020, the Fund had a 1:40 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:40 stock split.

2  Effective March 27, 2020, the Fund had a 12:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 12:1 stock split.

3  Effective August 28, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
72

Financial Highlights

October 31, 2020

											RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Year Ended October 31, 2020	$29.45	$(0.03)	$(0.03)	$(9.06)	$(9.09)	$(0.05)	$—	$(0.05)	$(0.10)	$20.26	-30.98%	$94,201	0.80%	0.80%	(0.12)%	0.80%	0.80%	(0.12)%	0%
For the Year Ended October 31, 2019	$38.58	0.48	0.50	(8.59)	(8.11)	(1.02)	—	—	(1.02)	$29.45	-21.08%	$20,615	0.88%	0.87%	1.44%	0.80%	0.79%	1.52%	0%
For the Year Ended October 31, 2018	$32.04	0.24	0.26	6.50	6.74	(0.20)	—	—	(0.20)	$38.58	21.11%	$115,750	0.85%	0.81%	0.72%	0.80%	0.76%	0.77%	0%
For the Year Ended October 31, 2017	$41.32	(0.05)	(0.05)	(9.23)	(9.28)	—	—	—	—	$32.04	-22.46%	$100,918	0.80%	0.79%	(0.12)%	0.80%	0.79%	(0.12)%	0%
For the Year Ended October 31, 2016	$45.36	(0.29)	(0.29)	(3.75)	(4.04)	—	—	—	—	$41.32	8.91%	$86,765	0.81%	0.84%	(0.66)%	0.80%	0.83%	(0.65)%	0%
Direxion Daily S&P 500® Bear 1X Shares
For the Year Ended October 31, 2020	$26.03	(0.06)	(0.05)	(4.60)	(4.66)	(0.05)	—	(0.04)	(0.09)	$21.28	-17.95%	$175,571	0.45%	0.56%	(0.24)%	0.45%	0.56%	(0.24)%	0%
For the Year Ended October 31, 2019	$29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	—	—	(0.50)	$26.03	-10.90%	$19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
For the Year Ended October 31, 2018	$31.91	0.30	0.30	(2.14)	(1.84)	(0.34)	—	—	(0.34)	$29.73	-5.74%	$13,380	0.45%	0.65%	0.99%	0.45%	0.65%	0.99%	0%
For the Year Ended October 31, 2017	$39.30	0.07	0.08	(7.31)	(7.24)	(0.15)	—	—	(0.15)	$31.91	-18.62%	$33,504	0.45%	0.60%	0.21%	0.45%	0.60%	0.21%	0%
For the Period June 8, 2016[8] through October 31, 2016	$40.00	0.02	0.02	(0.72)	(0.70)	—	—	—	—	$39.30	-1.75%	$47,153	0.09%	0.66%	0.17%	0.09%	0.66%	0.17%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Year Ended October 31, 2020	$21.50	0.05	0.06	11.21	11.26	(0.08)	—	(0.01)	(0.09)	$32.67	52.60%	$96,388	1.01%	1.00%	0.19%	0.95%	0.94%	0.25%	0%
For the Year Ended October 31, 2019	$15.95	0.14	0.19	5.56	5.70	(0.15)	—	—	(0.15)	$21.50	35.87%	$127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%
For the Year Ended October 31, 2018	$28.60	0.17	0.19	(12.76)	(12.59)	(0.06)	—	—	(0.06)	$15.95	-44.05%	$76,552	1.05%	1.03%	0.68%	0.95%	0.93%	0.78%	339%
For the Year Ended October 31, 2017	$18.53	(0.08)	(0.06)	10.15	10.07	—	—	—	—	$28.60	54.34%	$70,078	1.03%	1.05%	(0.36)%	0.95%	0.97%	(0.28)%	1,747%
For the Year Ended October 31, 2016	$21.71	(0.15)	(0.15)	(3.03)	(3.18)	—	—	—	—	$18.53	-14.65%	$60,228	0.96%	1.01%	(0.81)%	0.95%	1.00%	(0.80)%	2,606%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Year Ended October 31, 2020	$24.19	(0.03)	(0.01)	29.85	29.82	(0.06)	—	(0.04)	(0.10)	$53.91	123.61%	$56,608	1.00%	1.01%	(0.09)%	0.95%	0.96%	(0.04)%	40%
For the Year Ended October 31, 2019	$22.70	0.18	0.20	1.50	1.68	(0.19)	—	—	(0.19)	$24.19	7.53%	$53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
For the Year Ended October 31, 2018	$49.07	0.22	0.28	(24.87)	(24.65)	(0.20)	(1.52)	—	(1.72)	$22.70	-52.04%	$49,937	1.06%	1.03%	0.46%	0.95%	0.92%	0.57%	189%
For the Period November 2, 2016[8] through October 31, 2017	$25.00	(0.21)	(0.21)	24.28	24.07	—	—	—	—	$49.07	96.28%	$85,879	0.97%	1.13%	(0.48)%	0.95%	1.11%	(0.46)%	0%
Direxion Daily S&P 500® Bull 2X Shares
For the Year Ended October 31, 2020	$59.28	0.69	0.70	2.15	2.84	(0.75)	(0.21)	—	(0.96)	$61.16	4.75%	$17,324	0.63%	0.88%	1.20%	0.60%	0.85%	1.23%	105%
For the Year Ended October 31, 2019	$48.89	0.96	0.98	10.36	11.32	(0.93)	—	—	(0.93)	$59.28	23.64%	$10,861	0.51%	0.97%	1.85%	0.47%[9]	0.93%	1.89%	75%
For the Year Ended October 31, 2018	$46.22	0.89	0.98	4.02	4.91	(0.87)	(1.37)	—	(2.24)	$48.89	10.13%	$6,514	0.18%	1.24%	1.71%	0.00%[9]	1.06%	1.89%	59%
For the Year Ended October 31, 2017	$36.00	0.17	0.30	16.07	16.24	(0.08)	(5.94)	—	(6.02)	$46.22	48.62%	$3,847	0.82%	1.87%	0.40%	0.49%	1.54%	0.73%	363%
For the Year Ended October 31, 2016	$34.19	(0.15)	(0.14)	1.96	1.81	—	—	—	—	$36.00	5.29%	$2,996	0.64%	1.33%	(0.44)%	0.60%	1.29%	(0.40)%	419%
Direxion Daily Latin America Bull 2X Shares[13]
For the Year Ended October 31, 2020	$407.40	0.25	0.27	(365.75)	(365.50)	(0.32)	—	(0.40)	(0.72)	$41.18	-89.83%	$20,208	0.98%	1.20%	0.41%	0.95%	1.17%	0.44%	71%
For the Year Ended October 31, 2019	$474.80	4.20	5.00	(66.60)	(62.40)	(5.00)	—	—	(5.00)	$407.40	-13.19%	$8,537	1.16%	1.34%	0.95%	0.95%	1.13%	1.16%	302%
For the Year Ended October 31, 2018	$630.80	5.80	6.20	(157.40)	(151.60)	(4.20)	—	(0.20)	(4.40)	$474.80	-24.04%	$13,512	1.03%	1.19%	0.99%	0.95%	1.11%	1.07%	56%
For the Year Ended October 31, 2017	$575.80	(1.60)	(0.80)	56.60	55.00	—	—	—	—	$630.80	9.55%	$14,796	1.12%	1.35%	(0.30)%	0.95%	1.18%	(0.13)%	58%
For the Year Ended October 31, 2016	$329.60	(3.20)	(2.80)	249.40	246.20	—	—	—	—	$575.80	74.70%	$17,823	1.06%	1.36%	(0.87)%	0.95%	1.25%	(0.76)%	101%
Direxion Daily MSCI Brazil Bull 2X Shares[15]
For the Year Ended October 31, 2020	$1,116.50	1.54	1.69	(1,049.80)	(1,048.26)	(5.28)	—	(1.30)	(6.58)	$61.66	-94.40%	$160,853	1.05%	1.05%	1.01%	0.95%	0.95%	1.11%	232%
For the Year Ended October 31, 2019	$1,029.00	10.85	15.05	88.90	99.75	(12.25)	—	—	(12.25)	$1,116.50	9.85%	$413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
For the Year Ended October 31, 2018	$1,410.15	14.00	15.75	(380.80)	(366.80)	(13.65)	—	(0.70)	(14.35)	$1,029.00	-25.98%	$407,268	1.15%	1.14%	1.54%	0.95%	0.94%	1.74%	133%
For the Year Ended October 31, 2017	$1,660.75	(1.05)	1.40	(249.55)	(250.60)	—	—	—	—	$1,410.15	-15.09%	$153,270	1.13%	1.15%	(0.08)%	0.95%	0.97%	0.10%	42%
For the Year Ended October 31, 2016	$576.80	(5.25)	(4.20)	1,089.20	1,083.95	—	—	—	—	$1,660.75	187.92%	$78,470	1.10%	1.17%	(0.77)%	0.95%	1.02%	(0.62)%	164%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
73

Financial Highlights

October 31, 2020

											RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily MSCI India Bull 2X Shares
For the Year Ended October 31, 2020	$66.74	$(0.14)	$(0.13)	$(35.92)	$(36.06)	$(0.01)	$—	$(0.00)[10]	$(0.01)	$30.67	-54.04%	$84,346	0.99%	0.98%	(0.46)%	0.95%	0.94%	(0.42)%	157%
For the Year Ended October 31, 2019	$51.51	0.60	0.67	15.20	15.80	(0.57)	—	—	(0.57)	$66.74	30.61%	$83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
For the Year Ended October 31, 2018	$95.50	0.09	0.14	(43.76)	(43.67)	(0.24)	—	(0.08)	(0.32)	$51.51	-45.89%	$100,427	1.01%	0.99%	0.11%	0.95%	0.93%	0.17%	59%
For the Year Ended October 31, 2017	$57.82	(0.34)	(0.28)	38.02	37.68	—	—	—	—	$95.50	65.17%	$105,023	1.04%	1.07%	(0.49)%	0.95%	0.98%	(0.40)%	15%
For the Year Ended October 31, 2016	$58.32	(0.30)	(0.29)	(0.20)	(0.50)	—	—	—	—	$57.82	-0.86%	$75,147	0.97%	1.03%	(0.60)%	0.95%	1.01%	(0.58)%	119%
Direxion Daily Russia Bull 2X Shares
For the Year Ended October 31, 2020	$54.05	0.09	0.10	(40.74)	(40.65)	(0.12)	—	(0.01)	(0.13)	$13.27	-75.17%	$46,015	1.02%	1.02%	0.41%	0.93%	0.93%	0.50%	207%
For the Year Ended October 31, 2019	$36.69	1.13	1.27	17.14	18.27	(0.91)	—	—	(0.91)	$54.05	50.52%	$76,642	1.25%	1.25%	2.79%	0.92%	0.92%	3.12%	8%
For the Year Ended October 31, 2018	$48.86	0.86	0.90	(11.82)	(10.96)	(0.90)	—	(0.31)	(1.21)	$36.69	-23.20%	$147,417	1.00%	1.00%	1.91%	0.90%	0.90%	2.01%	93%
For the Year Ended October 31, 2017	$33.69	(0.32)	(0.25)	15.49	15.17	—	—	—	—	$48.86	45.03%	$142,583	1.11%	1.07%	(0.74)%	0.94%	0.90%	(0.57)%	65%
For the Year Ended October 31, 2016	$31.84	(0.25)	(0.22)	2.10	1.85	—	—	—	—	$33.69	5.81%	$160,631	1.06%	1.04%	(0.91)%	0.95%	0.93%	(0.80)%	179%
Direxion Daily Energy Bull 2X Shares[11]
For the Year Ended October 31, 2020	$143.60	0.52	0.53	(134.67)	(134.15)	(1.00)	—	—	(1.00)	$8.45	-93.97%	$257,498	0.98%	1.00%	2.80%	0.95%	0.97%	2.83%	72%
For the Year Ended October 31, 2019	$253.40	3.00	3.30	(110.00)	(107.00)	(2.80)	—	—	(2.80)	$143.60	-42.46%	$285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
For the Year Ended October 31, 2018	$291.60	4.20	4.60	(36.40)	(32.20)	(5.90)	—	(0.10)	(6.00)	$253.40	-11.59%	$349,655	1.08%	1.08%	1.24%	0.95%	0.95%	1.37%	56%
For the Year Ended October 31, 2017	$304.00	2.70	2.90	(14.30)	(11.60)	(0.80)	—	—	(0.80)	$291.60	-3.77%	$481,130	1.00%	1.00%	0.90%	0.95%	0.95%	0.95%	59%
For the Year Ended October 31, 2016	$344.60	(0.80)	(0.60)	(39.80)	(40.60)	—	—	—	—	$304.00	-11.78%	$452,886	1.01%	1.02%	(0.30)%	0.95%	0.96%	(0.24)%	82%
Direxion Daily Energy Bear 2X Shares
For the Year Ended October 31, 2020	$50.61	(0.19)	(0.16)	23.38	23.19	(0.15)	—	(0.08)	(0.23)	$73.57	45.80%	$33,626	1.00%	1.09%	(0.32)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2019	$44.87	0.57	0.66	5.89	6.46	(0.72)	—	—	(0.72)	$50.61	14.51%	$25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
For the Year Ended October 31, 2018	$55.85	0.26	0.28	(11.08)	(10.82)	(0.16)	—	—	(0.16)	$44.87	-19.34%	$51,915	1.00%	1.04%	0.65%	0.95%	0.99%	0.70%	0%
For the Year Ended October 31, 2017	$67.00	(0.20)	(0.15)	(10.95)	(11.15)	—	—	—	—	$55.85	-16.64%	$53,454	0.96%	1.04%	(0.31)%	0.95%	1.03%	(0.30)%	0%
For the Year Ended October 31, 2016	$114.50	(0.80)	(0.70)	(46.70)	(47.50)	—	—	—	—	$67.00	-41.48%	$68,147	1.03%	1.09%	(0.86)%	0.95%	1.01%	(0.78)%	0%
Direxion Daily Gold Miners Index Bull 2X Shares[16]
For the Year Ended October 31, 2020	$158.15	(0.22)	(0.06)	(80.50)	(80.72)	(0.37)	—	(0.34)	(0.71)	$76.72	-51.26%	$1,032,006	1.07%	1.07%	(0.23)%	0.90%	0.90%	(0.06)%	333%
For the Year Ended October 31, 2019	$66.40	0.40	0.80	91.90	92.30	(0.40)	—	(0.15)	(0.55)	$158.15	139.42%	$1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
For the Year Ended October 31, 2018	$145.15	0.55	0.60	(79.00)	(78.45)	(0.10)	—	(0.20)	(0.30)	$66.40	-54.12%	$1,131,021	0.94%	0.94%	0.50%	0.91%	0.91%	0.53%	96%
For the Year Ended October 31, 2017	$281.40	(0.70)	(0.65)	(135.55)	(136.25)	—	—	—	—	$145.15	-48.42%	$1,337,695	0.93%	0.93%	(0.39)%	0.90%	0.90%	(0.36)%	234%
For the Year Ended October 31, 2016	$138.00	(2.20)	(2.00)	145.60	143.40	—	—	—	—	$281.40	103.91%	$1,582,218	0.99%	0.99%	(0.84)%	0.90%	0.90%	(0.75)%	258%
Direxion Daily Gold Miners Index Bear 2X Shares[17]
For the Year Ended October 31, 2020	$169.75	0.10	0.11	(148.72)	(148.62)	(0.63)	—	(0.42)	(1.05)	$20.08	-88.01%	$101,595	0.93%	0.93%	0.20%	0.91%	0.91%	0.22%	0%
For the Year Ended October 31, 2019	$875.50	4.00	4.25	(706.00)	(702.00)	(3.75)	—	—	(3.75)	$169.75	-80.38%	$378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%
For the Year Ended October 31, 2018	$683.50	2.75	3.75	190.75	193.50	(1.50)	—	—	(1.50)	$875.50	28.33%	$154,753	1.04%	1.04%	0.43%	0.91%	0.91%	0.56%	0%
For the Year Ended October 31, 2017	$955.50	(2.25)	(1.75)	(269.75)	(272.00)	—	—	—	—	$683.50	-28.47%	$383,331	1.01%	0.99%	(0.31)%	0.94%	0.92%	(0.24)%	0%
For the Year Ended October 31, 2016	$19,975.00	(11.50)	(11.25)	(19,008.00)	(19,019.50)	—	—	—	—	$955.50	-95.22%	$258,711	0.97%	0.97%	(0.76)%	0.95%	0.95%	(0.74)%	0%
Direxion Daily Junior Gold Miners Index Bull 2X Shares[18]
For the Year Ended October 31, 2020	$695.10	(0.55)	(0.30)	(577.27)	(577.82)	(0.10)	—	(0.02)	(0.12)	$117.16	-83.11%	$672,880	1.02%	1.02%	(0.32)%	0.87%	0.87%	(0.17)%	312%
For the Year Ended October 31, 2019	$357.50	3.20	5.10	338.50	341.70	(3.70)	—	(0.40)	(4.10)	$695.10	95.77%	$948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
For the Year Ended October 31, 2018	$756.50	2.00	2.50	(401.00)	(399.00)	—	—	—	—	$357.50	-52.74%	$635,801	0.93%	0.93%	0.35%	0.89%	0.89%	0.39%	116%
For the Year Ended October 31, 2017	$2,448.00	4.00	4.00	(1,691.00)	(1,687.00)	(4.50)	—	—	(4.50)	$756.50	-69.00%	$751,846	0.94%	0.94%	0.33%	0.90%	0.90%	0.37%	245%
For the Year Ended October 31, 2016	$798.00	(22.00)	(18.00)	1,672.00	1,650.00	—	—	—	—	$2,448.00	207.07%	$712,681	1.05%	1.03%	(0.92)%	0.94%	0.92%	(0.81)%	289%
Direxion Daily Junior Gold Miners Index Bear 2X Shares[17]
For the Year Ended October 31, 2020	$335.75	0.00[10]	0.01	(322.21)	(322.21)	(1.11)	—	(0.71)	(1.82)	$11.72	-96.42%	$83,570	0.93%	0.93%	0.01%	0.91%	0.91%	0.03%	0%
For the Year Ended October 31, 2019	$1,892.25	8.50	9.00	(1,555.75)	(1,547.25)	(9.25)	—	—	(9.25)	$335.75	-82.03%	$148,229	1.06%	1.03%	1.44%	0.95%	0.92%	1.55%	0%
For the Year Ended October 31, 2018	$1,612.00	7.00	8.25	278.00	285.00	(4.75)	—	—	(4.75)	$1,892.25	17.70%	$59,624	1.03%	0.99%	0.51%	0.95%	0.91%	0.59%	0%
For the Year Ended October 31, 2017	$2,686.00	(5.00)	(3.50)	(1,069.00)	(1,074.00)	—	—	—	—	$1,612.00	-39.99%	$115,274	1.03%	1.00%	(0.29)%	0.95%	0.92%	(0.21)%	0%
For the Year Ended October 31, 2016	$145,400.00	(37.00)	(37.00)	(142,677.00)	(142,714.00)	—	—	—	—	$2,686.00	-98.15%	$82,096	0.97%	1.04%	(0.74)%	0.95%	1.02%	(0.72)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
74

Financial Highlights

October 31, 2020

											RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares[18]
For the Year Ended October 31, 2020	$113.70	$(0.69)	$(0.59)	$54.27	$53.58	$(0.15)	$—	$—	$(0.15)	$167.13	47.15%	$44,245	1.03%	1.10%	(0.56)%	0.95%	1.02%	(0.48)%	93%
For the Year Ended October 31, 2019	$117.80	0.80	0.90	(4.10)	(3.30)	(0.80)	—	(0.00)[10]	(0.80)	$113.70	-2.66%	$20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
For the Period April 19, 2018[8] through October 31, 2018	$250.00	(0.30)	(0.30)	(131.90)	(132.20)	(0.00)[10]	—	—	(0.00)[10]	$117.80	-52.88%	$4,123	0.95%	2.34%	(0.27)%	0.95%	2.34%	(0.27)%	75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares[12]
For the Year Ended October 31, 2020	$1,081.60	0.18	0.19	(1,059.32)	(1,059.14)	(2.93)	—	—	(2.93)	$19.53	-98.19%	$342,250	0.97%	1.00%	0.47%	0.95%	0.98%	0.49%	315%
For the Year Ended October 31, 2019	$8,752.00	24.00	27.60	(7,671.20)	(7,647.20)	(23.20)	—	—	(23.20)	$1,081.60	-87.55%	$193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
For the Year Ended October 31, 2018	$9,772.00	24.00	36.00	(1,040.00)	(1,016.00)	(4.00)	—	—	(4.00)	$8,752.00	-10.42%	$156,655	1.04%	1.05%	0.21%	0.95%	0.96%	0.30%	119%
For the Year Ended October 31, 2017	$13,812.00	(24.00)	(16.00)	(3,352.00)	(3,376.00)	—	(664.00)	—	(664.00)	$9,772.00	-27.03%	$129,723	1.02%	1.04%	(0.24)%	0.95%	0.97%	(0.17)%	350%
For the Year Ended October 31, 2016	$26,980.00	(104.00)	(100.00)	(13,064.00)	(13,168.00)	—	—	—	—	$13,812.00	-48.81%	$59,024	0.98%	1.06%	(0.77)%	0.95%	1.03%	(0.74)%	76%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares[14,19]
For the Year Ended October 31, 2020	$73.94	(0.30)	(0.14)	(2.12)	(2.42)	(0.03)	—	—	(0.03)	$71.49	-3.26%	$39,046	1.18%	1.24%	(0.44)%	0.95%	1.01%	(0.21)%	0%
For the Year Ended October 31, 2019	$36.25	0.44	0.67	37.92	38.36	(0.67)	—	—	(0.67)	$73.94	106.33%	$36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
For the Year Ended October 31, 2018	$68.58	0.25	0.25	(32.42)	(32.17)	(0.16)	—	—	(0.16)	$36.25	-46.86%	$42,465	0.99%	1.02%	0.77%	0.95%	0.98%	0.81%	0%
For the Year Ended October 31, 2017	$104.00	(0.29)	(0.21)	(35.13)	(35.42)	—	—	—	—	$68.58	-34.05%	$30,119	1.05%	1.18%	(0.38)%	0.95%	1.08%	(0.28)%	0%
For the Year Ended October 31, 2016	$295.67	(1.08)	(1.08)	(190.59)	(191.67)	—	—	—	—	$104.00	-64.83%	$26,950	0.96%	1.12%	(0.75)%	0.95%	1.11%	(0.74)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

10  Between $(0.005) and $0.005.

11  Effective March 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

12  Effective March 23, 2020, the Fund had a 1:40 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:40 stock split.

13  Effective March 27, 2020, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

14  Effective March 27, 2020, the Fund had a 12:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 12:1 stock split.

15  Effective April 23, 2020, the Fund had a 1:35 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:35 stock split.

16  Effective April 23, 2020, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

17  Effective April 23, 2020, the Funds had a 1:25 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:25 stock split.

18  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

19  Effective August 28, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
75

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2020

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 70 separate series (each, a "Fund" and together the "Funds"). 18 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares[2]
Direxion Daily MSCI Brazil Bull 2X Shares[1]
Direxion Daily MSCI India Bull 2X Shares[2]
Direxion Daily Russia Bull 2X Shares[1]
Direxion Daily Energy Bull 2X Shares[1]	Direxion Daily Energy Bear 2X Shares[1]
Direxion Daily Gold Miners Index Bull 2X Shares[1]	Direxion Daily Gold Miners Index Bear 2X Shares[1]
Direxion Daily Junior Gold Miners Index Bull 2X Shares[1]	Direxion Daily Junior Gold Miners Index Bear 2X Shares[1]
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares[2]
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares[1]	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares[1]

1  Effective April 1, 2020, these Funds' new investment objective and strategy changed to seek daily leveraged, or daily inverse leveraged, investment results, before fees and expenses, of 200% or -200%, as applicable, of the performance of their underlying index. Prior to April 1, 2020, the investment objective and strategy were 300% or -300%.

2  Effective October 31, 2020, these Funds' new investment objective and strategy changed to seek daily leveraged, or daily inverse leveraged, investment results, before fees and expenses, of 200% or -200%, as applicable, of the performance of their underlying index. Prior to October 31, 2020, the investment objective and strategy were 300% or -300%.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

DIREXION ANNUAL REPORT
76

Funds	Index or Benchmark	Daily Target
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Latin America Bull 2X Shares	S&P Latin America 40 Index	200%
Direxion Daily MSCI Brazil Bull 2X Shares	MSCI Brazil 25/50 Index	200%
Direxion Daily MSCI India Bull 2X Shares	MSCI India Index	200%
Direxion Daily Russia Bull 2X Shares	MVIS Russia Index	200%
Direxion Daily Energy Bull 2X Shares		200%
Direxion Daily Energy Bear 2X Shares	Energy Select Sector Index	-200%
Direxion Daily Gold Miners Index Bull 2X Shares		200%
Direxion Daily Gold Miners Index Bear 2X Shares	NYSE Arca Gold Miners Index	-200%
Direxion Daily Junior Gold Miners Index Bull 2X Shares		200%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	MVIS Global Junior Gold Miners Index	-200%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index	200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	-200%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2020.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Fund's pricing service does not provide a valuation for such securities; c) the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

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77

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent

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78

amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2020 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$478,553	$—	$478,553[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	10,330,068	—	10,330,068[1]	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	—	—	—	—	347,745	—	347,745[1]	—
Direxion Daily Energy Bear 2X Shares	20,111	—	—	20,111	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	72,100,959	—	68,330,000	3,770,959	—	—	—	—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Gold Miners Index Bear 2X Shares	$—	$—	$—	$—	$4,356,287	$—	$4,356,287[1]	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	4,590,532	—	4,590,532[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	153,969	—	153,969[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$440,136	$440,136	$—	$—	$1,691,505	$440,136	$1,251,369[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	13,712,688	—	13,712,688[1]	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	6,023,844	—	6,023,844[1]	—	—	—	—	—
Direxion Daily Latin America Bull 2X Shares	1,282,039	—	1,282,039[1]	—	—	—	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	9,277,216	—	9,277,216[1]	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	14,732,685	—	14,732,685[1]	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	1,466,801	30,803	1,435,998[1]	—	30,803	30,803	—	—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bull 2X Shares	$—	$—	$—	$—	$24,496,465	$—	$24,496,465[1]	$—
Direxion Daily Energy Bear 2X Shares	3,032,768	—	3,032,768[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	5,441,603	—	5,441,603[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	736,386	391,591	344,795[1]	—	391,591	391,591	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	82,851,267	—	79,140,000	3,711,267	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	9,098,954	—	9,098,954[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	49,451,552	—	49,451,552[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$107,693	$—	$107,693[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	3,092,229	—	3,092,229[1]	—	—	—	—	—

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81

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI China Internet Index Bull 2X Shares	$—	$—	$—	$—	$64,908	$—	$64,908[1]	$—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	5,676,259	—	5,676,259[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	147,140	—	147,140[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	95,705,284	—	91,889,001	3,816,283	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	9,787,073	—	9,787,073[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$42,056	$—	$—	$42,056	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—	2,417,231	—	2,417,231[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	859,701	—	859,701[1]	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	1,709,134	—	1,709,134[1]	—	—	—	—	—
Direxion Daily Latin America Bull 2X Shares	—	—	—	—	761,150	—	761,150[1]	—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Brazil Bull 2X Shares	$—	$—	$—	$—	$6,622,356	$—	$6,622,356[1]	$—
Direxion Daily Russia Bull 2X Shares	185,719	—	185,719[1]	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	—	—	—	—	3,568,924	—	3,568,924[1]	—
Direxion Daily Energy Bear 2X Shares	62,735	—	62,735[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	34,993,510	—	29,350,000	5,643,510	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	2,116,984	—	2,116,984[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	4,543,219	—	3,160,000	1,383,219	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	190,115	—	190,115[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	9,680,669	—	9,680,669[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	30,367,033	—	30,367,033[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	3,178,330	—	3,178,330[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: J.P. Morgan

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Latin America Bull 2X Shares	$—	$—	$—	$—	$361,932	$—	$361,932[1]	$—
Direxion Daily MSCI India Bull 2X Shares	5,950	—	5,950[1]	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	—	—	—	—	20,465,571	—	20,465,571[1]	—
Direxion Daily Energy Bear 2X Shares	1,928,903	—	1,928,903[1]	—	—	—	—	—
Direxion Daily Gold Miners Bull 2X Shares	86,411,883	—	80,847,855	5,564,028	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	2,492,633	—	2,492,633[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	197,480	—	—	197,480	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	28,800,276	—	28,800,276[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	6,174,417	—	6,130,000	44,417	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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84

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI China Internet Index Bull 2X Shares	$15,843,113	$—	$15,843,113[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—	—	177,936	—	177,936[1]	—
Direxion Daily MSCI Brazil Bull 2X Shares	1,922,785	—	1,922,785[1]	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	18,053,840	—	18,053,840[1]	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	—	—	—	—	239,030	—	239,030[1]	—
Direxion Daily Energy Bull 2X Shares	—	—	—	—	2,013,636	—	2,013,636[1]	—
Direxion Daily Energy Bear 2X Shares	2,591,098	—	2,591,098[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	37,669,371	—	34,130,000	3,539,371	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	343,135	—	343,135[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	3,235,574	—	3,235,574[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	940,720	—	940,720[1]	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	3,879,202	—	3,879,202[1]	—	—	—	—	—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	$—	$—	$—	$—	$38,050,635	$—	$38,050,635[1]	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	7,190,602	—	7,140,000	50,602	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts — Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions — The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of futures or options contracts during the period ended October 31, 2020.

f) Risks of Investing in Foreign Securities — Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions — Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

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h) Securities Lending — Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of October 31, 2020, no securities were on loan. Income earned by the Funds from securities lending during the year ended October 31, 2020 is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

i) Federal Income Taxes — Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended October 31, 2020.

j) Income and Expenses — Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders — Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications — In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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3. INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2020 and October 31, 2019 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year Ended October 31, 2020			Year Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily CSI 300 China A Share Bear 1X Shares	$50,677	$—	$44,290	$870,624	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	74,214	—	50,440	291,409	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	404,988	—	73,895	863,144	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	126,584	—	89,169	458,946	—	—
Direxion Daily S&P 500® Bull 2X Shares	228,339	—	—	169,500	—	—
Direxion Daily Latin America Bull 2X Shares	61,685	—	76,394	126,175	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	2,459,555	—	604,582	4,444,723	—	—
Direxion Daily MSCI India Bull 2X Shares	15,893	—	778	664,437	—	—
Direxion Daily Russia Bull 2X Shares	621,437	—	33,321	2,965,266	—	—
Direxion Daily Energy Bull 2X Shares	8,061,166	—	—	5,278,075	—	—
Direxion Daily Energy Bear 2X Shares	54,239	—	30,169	359,503	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	3,749,143	—	3,384,907	4,794,202	—	1,788,771
Direxion Daily Gold Miners Index Bear 2X Shares	897,333	—	606,649	2,899,040	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	833,823	—	199,395	5,035,748	—	475,303
Direxion Daily Junior Gold Miners Index Bear 2X Shares	352,328	—	223,740	1,163,840	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	24,752	—	—	113,962	—	790
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	563,199	—	—	2,084,795	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	26,156	—	—	419,941	—	—

At October 31, 2020, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$(4,019,627)	$—	$—	$(20,130,768)	$(24,150,395)
Direxion Daily S&P 500® Bear 1X Shares	(30,546,089)	—	—	(27,466,186)	(58,012,275)
Direxion Daily CSI 300 China A Share Bull 2X Shares	11,767,948	—	—	(10,224,088)	1,543,860
Direxion Daily CSI China Internet Index Bull 2X Shares	19,273,473	—	—	(40,897,596)	(21,624,123)
Direxion Daily S&P 500® Bull 2X Shares	3,179,653	1,553,810	—	—	4,733,463

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Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Latin America Bull 2X Shares	$(16,099,446)	$—	$—	$(45,802,723)	$(61,902,169)
Direxion Daily MSCI Brazil Bull 2X Shares	(153,836,144)	—	—	(407,966,545)	(561,802,689)
Direxion Daily MSCI India Bull 2X Shares	14,443,437	—	—	(10,079,652)	4,363,785
Direxion Daily Russia Bull 2X Shares	(19,428,148)	—	—	(67,190,957)	(86,619,105)
Direxion Daily Energy Bull 2X Shares	(345,943,758)	320,853	—	(402,704,507)	(748,327,412)
Direxion Daily Energy Bear 2X Shares	(3,268,855)	—	—	(102,224,200)	(105,493,055)
Direxion Daily Gold Miners Index Bull 2X Shares	(90,845,952)	—	—	(1,593,453,326)	(1,684,299,278)
Direxion Daily Gold Miners Index Bear 2X Shares	(61,192,430)	—	—	(614,106,939)	(675,299,369)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	10,824,694	—	—	(1,301,564,269)	(1,290,739,575)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	(106,799,382)	—	—	(168,228,778)	(275,028,160)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	14,391,294	8,502,372	—	(1,740)	22,891,926
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	(500,983,441)	875,162	—	(356,896,193)	(857,004,472)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	(9,420,509)	—	—	(220,311)	(9,640,820)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At October 31, 2020, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$25,066,447	$482,192	$(4,501,819)	$(4,019,627)
Direxion Daily S&P 500® Bear 1X Shares	67,117,567	—	(30,546,089)	(30,546,089)
Direxion Daily CSI 300 China A Share Bull 2X Shares	56,006,092	27,994,686	(16,226,738)	11,767,948
Direxion Daily CSI China Internet Index Bull 2X Shares	37,912,631	23,938,763	(4,665,290)	19,273,473
Direxion Daily S&P 500® Bull 2X Shares	15,551,343	4,684,841	(1,505,188)	3,179,653
Direxion Daily Latin America Bull 2X Shares	33,269,803	1,955,869	(18,055,315)	(16,099,446)
Direxion Daily MSCI Brazil Bull 2X Shares	315,449,237	13,312,552	(167,148,696)	(153,836,144)
Direxion Daily MSCI India Bull 2X Shares	70,201,000	33,124,647	(18,681,210)	14,443,437
Direxion Daily Russia Bull 2X Shares	57,945,974	1,652,520	(21,080,668)	(19,428,148)
Direxion Daily Energy Bull 2X Shares	565,798,564	738,924	(346,682,682)	(345,943,758)
Direxion Daily Energy Bear 2X Shares	25,196,753	7,635,615	(10,904,470)	(3,268,855)
Direxion Daily Gold Miners Index Bull 2X Shares	1,068,545,221	231,588,792	(322,434,744)	(90,845,952)
Direxion Daily Gold Miners Index Bear 2X Shares	104,076,026	736,386	(61,928,816)	(61,192,430)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	645,585,985	183,435,328	(172,610,634)	10,824,694
Direxion Daily Junior Gold Miners Index Bear 2X Shares	141,961,751	940,720	(107,740,102)	(106,799,382)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	30,254,541	17,120,714	(2,729,420)	14,391,294
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	736,961,684	302,274	(501,285,715)	(500,983,441)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	44,145,764	16,543,349	(25,963,858)	(9,420,509)

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The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	(1,644,248)	1,644,248
Direxion Daily CSI China Internet Index Bull 2X Shares	(5,159,998)	5,159,998
Direxion Daily S&P 500® Bull 2X Shares	(2,550,622)	2,550,622
Direxion Daily Latin America Bull 2X Shares	1,672,003	(1,672,003)
Direxion Daily MSCI Brazil Bull 2X Shares	34,924,668	(34,924,668)
Direxion Daily MSCI India Bull 2X Shares	(469,928)	469,928
Direxion Daily Russia Bull 2X Shares	(697,091)	697,091
Direxion Daily Energy Bull 2X Shares	60,656,278	(60,656,278)
Direxion Daily Energy Bear 2X Shares	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	(47,353,951)	47,353,951
Direxion Daily Gold Miners Index Bear 2X Shares	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	(58,017,752)	58,017,752
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	(3,194,878)	3,194,878
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	43,982,161	(43,982,161)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	(77,393,126)	77,393,126

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses and utilization of earnings and profit distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2020.

At October 31, 2020, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion Daily CSI 300 China A Share Bear 1X Shares	$56,084
Direxion Daily S&P 500® Bear 1X Shares	304,078
Direxion Daily CSI 300 China A Share Bull 2X Shares	135,158
Direxion Daily CSI China Internet Index Bull 2X Shares	131,998
Direxion Daily S&P 500® Bull 2X Shares	—
Direxion Daily Latin America Bull 2X Shares	—
Direxion Daily MSCI Brazil Bull 2X Shares	—
Direxion Daily MSCI India Bull 2X Shares	365,496
Direxion Daily Russia Bull 2X Shares	329,480
Direxion Daily Energy Bull 2X Shares	—
Direxion Daily Energy Bear 2X Shares	129,850
Direxion Daily Gold Miners Index Bull 2X Shares	6,463,523
Direxion Daily Gold Miners Index Bear 2X Shares	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	3,353,591
Direxion Daily Junior Gold Miners Index Bear 2X Shares	190,501
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	220,311

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Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2020, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$20,074,684	$—
Direxion Daily S&P 500® Bear 1X Shares	—	27,162,108	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	4,825,178	10,088,930	—
Direxion Daily CSI China Internet Index Bull 2X Shares	2,620,363	40,765,598	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—
Direxion Daily Latin America Bull 2X Shares	—	25,671,848	20,130,875
Direxion Daily MSCI Brazil Bull 2X Shares	—	407,966,545	—
Direxion Daily MSCI India Bull 2X Shares	—	9,371,835	342,321
Direxion Daily Russia Bull 2X Shares	—	66,861,477	—
Direxion Daily Energy Bull 2X Shares	—	357,508,962	45,192,634
Direxion Daily Energy Bear 2X Shares	52,956,996	102,092,965	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	982,414,294	604,575,509
Direxion Daily Gold Miners Index Bear 2X Shares	—	614,106,939	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	1,298,210,678	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	168,038,277	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	1,431,693	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	325,196,792	31,699,401
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	4,665,137	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2020, open U.S. Federal and state income tax years include the tax years ended October 31, 2017 through October 31, 2020. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4. CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

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5. INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2020. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	39,349,250	—	58,230,013	136,430,451
Direxion Daily CSI China Internet Index Bull 2X Shares	37,943,108	9,217,615	28,841,173	66,178,649
Direxion Daily S&P 500® Bull 2X Shares	22,148,182	16,740,004	4,117,744	5,939,665
Direxion Daily Latin America Bull 2X Shares	4,300,115	18,001,302	33,620,866	9,699,877
Direxion Daily MSCI Brazil Bull 2X Shares	293,186,215	727,175,487	755,493,448	328,383,360
Direxion Daily MSCI India Bull 2X Shares	47,979,735	62,753,661	77,112,721	74,071,189
Direxion Daily Russia Bull 2X Shares	71,063,625	49,920,178	76,477,279	83,706,335
Direxion Daily Energy Bull 2X Shares	133,022,461	402,907,201	575,431,569	180,017,207
Direxion Daily Energy Bear 2X Shares	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	1,535,491,100	1,505,841,024	1,838,991,150	1,919,681,773
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	709,976,750	753,833,036	1,202,183,092	1,185,124,757
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	17,163,307	13,288,856	15,146,149	8,243,001
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	401,744,411	693,014,009	756,601,833	346,926,216
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2020.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Latin America Bull 2X Shares	0.75%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Russia Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%

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Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2021. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Latin America Bull 2X Shares	0.95%
Direxion Daily MSCI Brazil Bull 2X Shares	0.95%
Direxion Daily MSCI India Bull 2X Shares	0.95%
Direxion Daily Russia Bull 2X Shares	0.95%
Direxion Daily Energy Bull 2X Shares	0.95%
Direxion Daily Energy Bear 2X Shares	0.95%
Direxion Daily Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.95%

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	Recoupment Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$541	$—	$—	$6,129	$—	$6,129
Direxion Daily S&P 500® Bear 1X Shares	9,907	130,155	49,159	45,074	130,155	224,388
Direxion Daily CSI 300 China A Share Bull 2X Shares	16,924	10,374	—	—	5,454	5,454
Direxion Daily CSI China Internet Index Bull 2X Shares	—	6,137	—	—	6,137	6,137
Direxion Daily S&P 500® Bull 2X Shares	442	41,789	29,764	29,047	41,789	100,600
Direxion Daily Latin America Bull 2X Shares	1,293	32,689	27,046	24,652	32,689	84,387
Direxion Daily MSCI Brazil Bull 2X Shares	38,352	47,403	—	—	9,051	9,051
Direxion Daily MSCI India Bull 2X Shares	15,902	8,911	—	—	8,911	8,911
Direxion Daily Russia Bull 2X Shares	123	123	—	—	—	—
Direxion Daily Energy Bull 2X Shares	18,512	64,300	11,598	19,138	64,300	95,036

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			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	Recoupment Amount
Direxion Daily Energy Bear 2X Shares	$779	$28,222	$23,235	$21,811	$28,222	$73,268
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	314	314	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	1,500	24,009	28,264	21,776	24,009	74,049
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	23,734	109,664	22,234	20,053	109,664	151,951
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,314	33,028	20,109	21,966	33,028	75,103

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2020 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7. FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used to value the Funds' investments at October 31, 2020:

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$22,842,379	$73,209,127	$482,192	$(2,277,751)
Direxion Daily S&P 500® Bear 1X Shares	—	—	38,988,709	131,608,438	—	(2,417,231)
Direxion Daily CSI 300 China A Share Bull 2X Shares	3,290,939	—	36,488,415	58,895,487	27,994,686	—
Direxion Daily CSI China Internet Index Bull 2X Shares	19,572,526	—	15,811,529	23,070,941	21,866,957	(64,908)
Direxion Daily S&P 500® Bull 2X Shares	16,875,379	—	324,419	100,154	1,709,134	(177,936)
Direxion Daily Latin America Bull 2X Shares	11,825,090	—	5,186,310	4,484,199	1,282,039	(1,123,082)
Direxion Daily MSCI Brazil Bull 2X Shares	107,096,864	—	49,938,584	14,801,590	11,200,001	(6,622,356)
Direxion Daily MSCI India Bull 2X Shares	26,433,382	—	25,418,580	36,250,383	32,792,475	—
Direxion Daily Russia Bull 2X Shares	24,634,329	—	12,848,555	10,212,612	1,652,520	(617,578)
Direxion Daily Energy Bull 2X Shares	—	198,980,129	71,419,273	37,335,327	—	(50,544,596)
Direxion Daily Energy Bear 2X Shares	—	—	14,292,283	20,110,828	7,635,615	—
Direxion Daily Gold Miners Index Bull 2X Shares	544,082,210	—	213,559,198	267,589,351	231,175,723	(11,117,862)
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	51,994,980	63,529,883	736,386	(9,847,770)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	298,107,163	—	178,241,841	191,039,956	183,297,250	(3,235,574)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	53,297,791	54,463,947	940,720	(19,076,142)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	24,482,395	—	6,603,569	14,859,090	13,559,871	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	152,451,918	—	234,786,353	94,373,625	—	(151,260,028)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	18,335,875	25,026,537	16,543,349	(153,969)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used

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to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, and b) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8. VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2020, the Funds were invested in swap contracts. At October 31, 2020, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$482,192	$482,192
Direxion Daily CSI 300 China A Share Bull 2X Shares	27,994,686	27,994,686
Direxion Daily CSI China Internet Index Bull 2X Shares	21,866,957	21,866,957
Direxion Daily S&P 500® Bull 2X Shares	1,709,134	1,709,134
Direxion Daily Latin America Bull 2X Shares	1,282,039	1,282,039
Direxion Daily MSCI Brazil Bull 2X Shares	11,200,001	11,200,001
Direxion Daily MSCI India Bull 2X Shares	32,792,475	32,792,475
Direxion Daily Russia Bull 2X Shares	1,652,520	1,652,520
Direxion Daily Energy Bear 2X Shares	7,635,615	7,635,615
Direxion Daily Gold Miners Index Bull 2X Shares	231,175,723	231,175,723
Direxion Daily Gold Miners Index Bear 2X Shares	736,386	736,386
Direxion Daily Junior Gold Miners Index Bull 2X Shares	183,297,250	183,297,250
Direxion Daily Junior Gold Miners Index Bear 2X Shares	940,720	940,720
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	13,559,871	13,559,871
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	16,543,349	16,543,349
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$2,277,751	$2,277,751
Direxion Daily S&P 500® Bear 1X Shares	2,417,231	2,417,231
Direxion Daily CSI China Internet Index Bull 2X Shares	64,908	64,908
Direxion Daily S&P 500® Bull 2X Shares	177,936	177,936
Direxion Daily Latin America Bull 2X Shares	1,123,082	1,123,082
Direxion Daily MSCI Brazil Bull 2X Shares	6,622,356	6,622,356
Direxion Daily Russia Bull 2X Shares	617,578	617,578
Direxion Daily Energy Bull 2X Shares	50,544,596	50,544,596
Direxion Daily Gold Miners Index Bull 2X Shares	11,117,862	11,117,862
Direxion Daily Gold Miners Index Bear 2X Shares	9,847,770	9,847,770
Direxion Daily Junior Gold Miners Index Bull 2X Shares	3,235,574	3,235,574
Direxion Daily Junior Gold Miners Index Bear 2X Shares	19,076,142	19,076,142
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	151,260,028	151,260,028
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	153,969	153,969

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

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Transactions in derivative instruments during the period ended October 31, 2020, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	$(3,055,894)	$(1,690,515)
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	(42,822,665)	(1,655,148)
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	20,096,139	20,178,021
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	13,615,742	16,834,508
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	1,978,185	632,068
Direxion Daily Latin America Bull 2X Shares	Swap Contracts	(15,584,113)	(397,669)
Direxion Daily MSCI Brazil Bull 2X Shares	Swap Contracts	(498,425,567)	(76,222,052)
Direxion Daily MSCI India Bull 2X Shares	Swap Contracts	(20,199,473)	26,589,306
Direxion Daily Russia Bull 2X Shares	Swap Contracts	(26,680,246)	(10,131,092)
Direxion Daily Energy Bull 2X Shares	Swap Contracts	(305,545,335)	(50,120,016)
Direxion Daily Energy Bear 2X Shares	Swap Contracts	49,312,193	6,174,483
Direxion Daily Gold Miners Index Bull 2X Shares	Swap Contracts	4,044,899	(178,029,978)
Direxion Daily Gold Miners Index Bear 2X Shares	Swap Contracts	(205,288,482)	90,379,373
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Swap Contracts	(233,811,377)	(131,258,519)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	Swap Contracts	(121,795,167)	15,357,893
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Swap Contracts	13,309,219	10,036,721
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Swap Contracts	(273,006,642)	(136,485,457)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Swap Contracts	61,409,923	(4,854,742)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended October 31, 2020, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$35,230,319
Direxion Daily S&P 500® Bear 1X Shares	—	97,887,327
Direxion Daily CSI 300 China A Share Bull 2X Shares	182,873,612	—
Direxion Daily CSI China Internet Index Bull 2X Shares	75,499,503	—
Direxion Daily S&P 500® Bull 2X Shares	15,225,393	—
Direxion Daily Latin America Bull 2X Shares	31,645,416	—
Direxion Daily MSCI Brazil Bull 2X Shares	493,750,863	—
Direxion Daily MSCI India Bull 2X Shares	166,969,416	—
Direxion Daily Russia Bull 2X Shares	132,904,126	—
Direxion Daily Energy Bull 2X Shares	499,978,153	—
Direxion Daily Energy Bear 2X Shares	—	68,433,140
Direxion Daily Gold Miners Index Bull 2X Shares	2,329,698,004	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	513,690,587
Direxion Daily Junior Gold Miners Index Bull 2X Shares	1,573,557,367	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	244,752,797
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	57,222,735	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	587,041,502	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	104,225,658

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The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 200%, or -200% daily performance of their respective index.

9. PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

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•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

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10. ADDITIONAL INFORMATION

On March 23, 2020, March 27, 2020, April 23, 2020, and August 28, 2020, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Energy Bull 2X Shares	3/23/20	1	:10	0.57	5.70	124,150,017	12,415,002
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	3/23/20	1	:40	0.33	13.20	215,369,703	5,384,243
Direxion Daily Latin America Bull 2X Shares	3/27/20	1	:20	2.15	43.00	1,819,092	90,955
Direxion Daily MSCI Brazil Bull 2X Shares	4/23/20	1	:35	1.68	58.80	80,903,728	2,311,535
Direxion Daily Gold Miners Index Bull 2X Shares	4/23/20	1	:5	12.76	63.80	83,285,823	16,657,165
Direxion Daily Gold Miners Index Bear 2X Shares	4/23/20	1	:25	1.39	34.75	79,068,705	3,162,748
Direxion Daily Junior Gold Miners Index Bull 2X Shares	4/23/20	1	:10	7.56	75.60	89,248,763	8,924,876
Direxion Daily Junior Gold Miners Index Bear 2X Shares	4/23/20	1	:25	1.18	29.50	63,587,735	2,543,509
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	4/23/20	1	:10	6.07	60.70	2,650,001	265,000
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	8/28/20	1	:10	4.94	49.40	9,969,564	996,956

On March 27, 2020, shares of the following fund were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	3/27/20	12	:1	232.49	19.37	55,797	669,564

11. SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On December 9, 2020, certain Funds declared capital gain distributions with an ex-date of December 10, 2020 and payable date of December 17, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short Term Capital Gain Distribution
Direxion Daily S&P 500® Bull 2X Shares	$5.35817
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	18.08617
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On December 21, 2020, certain Funds declared income distributions with an ex-date of December 22, 2020 and payable date of December 30, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily S&P 500® Bull 2X Shares	$0.36050
Direxion Daily Latin America Bull 2X Shares	0.10504
Direxion Daily MSCI Brazil Bull 2X Shares	0.32217
Direxion Daily Energy Bull 2X Shares	0.07433
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	14.03110
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.06567
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.00277

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Latin America Bull 2X Shares (formerly Direxion Daily Latin America Bull 3X Shares), Direxion Daily MSCI Brazil Bull 2X Shares (formerly Direxion Daily MSCI Brazil Bull 3X Shares), Direxion Daily MSCI India Bull 2X Shares (formerly Direxion Daily MSCI India Bull 3X Shares), Direxion Daily Russia Bull 2X Shares (formerly Direxion Daily Russia Bull 3X Shares), Direxion Daily Energy Bull 2X Shares (formerly Direxion Daily Energy Bull 3X Shares), Direxion Daily Energy Bear 2X Shares (formerly Direxion Daily Energy Bear 3X Shares), Direxion Daily Gold Miners Index Bull 2X Shares (formerly Direxion Daily Gold Miners Index Bull 3X Shares), Direxion Daily Gold Miners Index Bear 2X Shares (formerly Direxion Daily Gold Miners Index Bear 3X Shares), Direxion Daily Junior Gold Miners Index Bull 2X Shares (formerly Direxion Daily Junior Gold Miners Index Bull 3X Shares), Direxion Daily Junior Gold Miners Index Bear 2X Shares (formerly Direxion Daily Junior Gold Miners Index Bear 3X Shares), Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (formerly Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares), Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares), Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares) and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Latin America Bull 2X Shares (formerly Direxion Daily Latin America Bull 3X Shares), Direxion Daily MSCI Brazil Bull 2X Shares (formerly Direxion Daily MSCI Brazil Bull 3X Shares), Direxion Daily MSCI India Bull 2X Shares (formerly Direxion Daily MSCI India Bull 3X Shares), Direxion Daily Russia Bull 2X Shares (formerly Direxion Daily Russia Bull 3X Shares), Direxion Daily Energy Bull 2X Shares (formerly Direxion Daily Energy Bull 3X Shares), Direxion Daily Energy Bear 2X Shares (formerly Direxion Daily Energy Bear 3X Shares), Direxion Daily Gold Miners Index Bull 2X Shares (formerly Direxion Daily Gold Miners Index Bull 3X Shares), Direxion Daily Gold Miners Index Bear 2X Shares (formerly Direxion Daily Gold Miners Index Bear 3X Shares), Direxion Daily Junior Gold Miners Index Bull 2X Shares (formerly Direxion Daily Junior Gold Miners Index Bull 3X Shares), Direxion Daily Junior Gold Miners Index Bear 2X Shares (formerly Direxion Daily Junior Gold Miners Index Bear 3X Shares), Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (formerly Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares), Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares) and Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares) (collectively referred to as the "Funds"), (18 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (18 of the funds constituting Direxion Shares ETF Trust) at October 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

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Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares (formerly Direxion Daily Latin America Bull 3X Shares)
Direxion Daily MSCI Brazil Bull 2X Shares (formerly Direxion Daily MSCI Brazil Bull 3X Shares)
Direxion Daily MSCI India Bull 2X Shares (formerly Direxion Daily MSCI India Bull 3X Shares)
Direxion Daily Russia Bull 2X Shares (formerly Direxion Daily Russia Bull 3X Shares)
Direxion Daily Energy Bull 2X Shares (formerly Direxion Daily Energy Bull 3X Shares)
Direxion Daily Energy Bear 2X Shares (formerly Direxion Daily Energy Bear 3X Shares)
Direxion Daily Gold Miners Index Bull 2X Shares (formerly Direxion Daily Gold Miners Index Bull 3X Shares)
Direxion Daily Gold Miners Index Bear 2X Shares (formerly Direxion Daily Gold Miners Index Bear 3X Shares)
Direxion Daily Junior Gold Miners Index Bull 2X Shares (formerly Direxion Daily Junior Gold Miners Index Bull 3X Shares)
Direxion Daily Junior Gold Miners Index Bear 2X Shares (formerly Direxion Daily Junior Gold Miners Index Bear 3X Shares)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares)	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Direxion Daily S&P 500® Bear 1X Shares	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the four years in the period ended October 31, 2020 and the period from June 08, 2016 (commencement of operations) through October 31, 2016
Direxion Daily CSI China Internet Index Bull 2X Shares	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020 and the period from November 2, 2016 (commencement of operations) through October 31, 2017
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (formerly Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares)	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the two years in the period ended October 31, 2020 and the period from April 19, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over

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financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 22, 2020

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Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

	DRD	QDI	QII	QSTG
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bull 2X Shares	78.60%	78.60%	0.00%	0.00%
Direxion Daily CSI China Internet Index Bull 2X Shares	19.44%	19.44%	0.00%	0.00%
Direxion Daily S&P 500® Bull 2X Shares	19.25%	19.25%	0.00%	16.49%
Direxion Daily Latin America Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily MSCI Brazil Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily MSCI India Bull 2X Shares	94.77%	94.77%	0.00%	0.00%
Direxion Daily Russia Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Energy Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Energy Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.61%	0.61%	0.00%	100.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	97.23%	97.23%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.00%	0.00%	0.00%	96.16%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2020. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Latin America Bull 2X Shares, Direxion Daily MSCI Brazil Bull 2X Shares, Direxion Daily MSCI India Bull 2X Shares, Direxion Daily Russia Bull 2X Shares, Direxion Daily Energy Bull 2X Shares, Direxion Daily Energy Bear 2X Shares, Direxion Daily Gold Miners Index Bull 2X Shares, Direxion Daily Gold Miners Index Bear 2X Shares, Direxion Daily Junior Gold Miners Index Bull 2X Shares, Direxion Daily Junior Gold Miners Index Bear 2X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares, and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares, each a series of the ETF Trust. The Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 20, 2020, following such consideration, the Board, including the trustees who are not "interested persons" of the ETF Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 5, 2020 and August 20, 2020.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser to the Funds;

•  The investment objectives of the Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention required by the Adviser due to the frequent and large trading activity in the Funds;

•  The Adviser's Form ADV;

•  Information about the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding each component of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception (if shorter);

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the consolidated financial condition of the Adviser and the profitability of the Adviser of each Fund; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and ETF Trust procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their annual review of the Agreement since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

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Board Review of Investment Advisory Agreement (Unaudited)

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services provided, and to be provided by the Adviser, under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that such personnel, systems and processes may not be present at other investment advisers. The Board considered, as applicable: (1) the Adviser's success in achieving each Fund's daily leveraged investment objective or daily inverse leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Adviser's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train, and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive. From this perspective, the Board noted the cost effectiveness for investors of employing the Funds to achieve certain investment objectives.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, past and future management service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant in 2019 had reviewed the Peer Group selection methodology and the Peer Group for each Fund and that the methodology employed in 2020 was the same as that reviewed by the independent consultant.

The Board noted that the comparison reports included the advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

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Board Review of Investment Advisory Agreement (Unaudited)

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2020 and June 30, 2019 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's daily returns versus model returns ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2020. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within reasonable ranges during the reviewed periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and Tracking Error were more meaningful indicia of the quality of the Advisor's management than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities (including rebalancing of the Funds), regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale. For certain Funds, the Board considered the current breakpoints included in the Advisory Fee Waiver Agreement, which provide for reduced advisory fee rates for certain Funds when the assets of such Funds reach certain levels. The Board also considered the Adviser's explanation as to why these breakpoints appropriately reflect the Funds' economies of scale. For the Funds that have no breakpoints in the Advisory Fee Waiver Agreement with the Adviser, the Board considered the fact that the size of these Funds often increases and decreases significantly, making economies of scale elusive.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

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Board Review of Liquidity Risk Management Program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust, on behalf of the series of the Direxion Shares ETF Trust (the "Funds"), met on November 24, 2020 to review the liquidity risk management program (the "Liquidity Program"). The Board appointed Rafferty Asset Management, LLC, the investment advisor to certain Funds as the Liquidity Program administrator of each Fund's Liquidity Program. At the meeting, Rafferty Asset Management, LLC provided the Board with a report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program, including:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The report covered the period from November 1, 2019 through October 31, 2020. The report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The report provided to the Board stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 52	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	110	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 77	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	110	None.
David L. Driscoll Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	110	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	110	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 57	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	110	None.
Kathleen M. Berkery(3) Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor	110	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

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Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 47	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 44	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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ANNUAL REPORT OCTOBER 31, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2020

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	15
Expense Example (Unaudited)	55
Allocation of Portfolio Holdings (Unaudited)	58
Schedules of Investments	59
Statements of Assets and Liabilities	119
Statements of Operations	129
Statements of Changes in Net Assets	139
Financial Highlights	159
Notes to the Financial Statements	165
Report of Independent Registered Public Accounting Firm	206
Supplemental Information (Unaudited)	209
Board Review of Investment Advisory Agreement (Unaudited)	211
Board Review of Liquidity Risk Management Program (Unaudited)	214
Trustees and Officers (Unaudited)	215

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2019 to October 31, 2020 (the "Annual Period").

Market Review:

The onset of the Annual Period saw U.S. equity markets beginning to emerge from a relatively sideways trend that had persisted since mid-summer 2019. Asian and emerging market equities benefitted from reduced geo-political tensions as a result of a potential U.S.-China trade deal. The formal announcement of a Phase One Trade Agreement in December served to further bolster gains, both at home and abroad, through year-end for 2019. The advent of 2020 saw 'Coronavirus' added to the global vernacular. Emerging markets were the first to experience a significant impact from the initial outbreak of Coronavirus, as they traded down in January, while domestic equities traded relatively flat for the month. During a period where U.S. economic growth was on stable footing with improving economic data, accommodative central bank policy and the fear of an imminent recession diminishing, the S&P 500 Index closed at a record high on February 19, 2020. Shortly thereafter, markets began to grasp that what began as a localized epidemic in China could turn into a global pandemic producing economic shock around the world, and U.S. equities responded by trading into correction territory with record speed off the recent highs. By the end of February, comparisons to 2008 were abundant, as equity indexes posted their largest weekly losses since the Financial Crisis. March saw two rate cuts, and an announcement of quantitative easing from the Federal Reserve, in an effort to bolster the market as the U.S. Senate passed a $2 trillion stimulus package to help offset the effects of staggering job losses, and markets that were selling off sharply due to the effects of the Coronavirus. Those efforts were enough to spur a bit of optimism, as U.S. equity indexes closed the month off the lows. In April, as "work from home," "social distancing" and online meetings became the norm, equities began to rebound on hopes of the economy reopening, with signs lockdowns would soon be ending in some parts of Europe, as well as some states in the U.S. May saw the S&P 500 Index recoup 3,000, a major psychological threshold, as markets responded to positive news that Coronavirus cases were stabilizing. Into June, the S&P 500 Index traded at levels nearing flat for the year, due to expectations the Federal Reserve would serve as a backstop while the economy attempts to recover. China helped drive gains for Emerging Markets in June, amid signs of post-shutdown economic growth. Equity markets continued to rally into early September on sanguine expectations for the reopening of the economy. Uncertainty in September surrounding the upcoming U.S. Presidential Elections, coupled with a selloff in mega-cap technology stocks, were enough to earn the S&P 500 Index its first negative monthly return since March. Worsening Coronavirus case counts in the U.S., along with a resurgence of the virus in Europe, bore fears of a second wave, all while hopes of a vaccine began to materialize. Equity markets ended down for October, reflecting these scenarios, while also digesting economic lockdowns, stimulus hopes and the U.S. Presidential Election.

The Annual Period began with trade rhetoric and Federal Reserve policy looming in the background. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. At the start of 2020, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action. Due to the evolving risks around the COVID-19 pandemic, the Federal Reserve issued two emergency rate cuts in the month of March. The first cut lowered rates 50 basis points, in preparation for the supply chain shocks overseas. The succeeding 100 basis point cut in mid-March was seen as the Federal Reserve's attempt to assist the economy in combatting a recession, as the reality of the virus breached borders. As the Federal Reserve became increasingly accommodative, investors saw a steepening of the two-to-10 year yield curve – an indication that short term yields had dropped more than long term yields. Investors continued piling into treasuries, as the global economic outlook and corporate earnings started to look grim. After pandemic and market correction concerns sent yields plummeting towards the zero bound range, the curve eventually started to flatten out in the spring of 2020. Accommodative policy from the Federal Reserve underscored a bullish risk-appetite for investors, as reopening economies and Covid-19 vaccine hopes began to creep into the narrative. The September Federal Reserve meeting saw rates unchanged and a pledge to keep interest rates near zero though 2023. Into the end of the Annual Period, a tick up in the 10 year treasury yield was induced by hopes of a post-U.S. Presidential Election

DIREXION ANNUAL REPORT

stimulus package. With economic growth showing a strong rebound in October, Q3 2020 GDP rose to a rate of 33.1%, while housing made a strong showing amid record-low mortgage rates.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 300% of the return of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -300% of the return of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

DIREXION ANNUAL REPORT

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares seeks to provide 300% of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 400 mid-sized companies in the United States. For the Annual Period, the S&P Mid Cap 400® Index returned -1.15%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned -45.61%, while the model indicated an expected return of -43.04%.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Annual

DIREXION ANNUAL REPORT

Period, the S&P 500® Index returned 9.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned -12.54%, while the model indicated an expected return of -8.93%. The Direxion Daily S&P 500® Bear 3X Shares returned -61.87%, while the model indicated an expected return of -62.47%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned -0.14%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned -46.16%, while the model indicated an expected return of -44.40%. The Direxion Daily Small Cap Bear 3X Shares returned -63.86%, while the model indicated an expected return of -64.11%.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Annual Period, the FTSE China 50 Index returned 10.22%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned -6.03%, while the model indicated an expected return of -1.78%. The Direxion Daily FTSE China Bear 3X Shares returned -57.94%, while the model indicated an expected return of -58.58%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Annual Period, the FTSE Developed Europe All Cap Index returned -8.43%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned -50.09%, while the model indicated an expected return of -47.60%.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to represent the performance of large-and mid-capitalizations securities across 24 emerging markets countries. For the Annual Period, the MSCI Emerging Market IndexSM returned 8.25%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned -16.87%, while the model indicated an expected return of -13.67%. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -58.79%, while the model indicated an expected return of -58.96%.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Annual Period, the MSCI Mexico IMI 25/50 Index returned -22.17%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Mexico Bull 3X Shares returned -75.36%, while the model indicated an expected return of -74.54%.

DIREXION ANNUAL REPORT

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Annual Period, the MSCI Korea 25/50 Index returned 12.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI South Korea Bull 3X Shares returned -21.27%, while the model indicated an expected return of -17.44%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned -29.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Aerospace & Defense Bull 3X Shares returned -83.86% for the same period, while the model indicated an expected return of -83.04%.

The Direxion Daily Consumer Discretionary Bull 3X Shares seeks to provide 300% of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. For the Annual Period, the Consumer Discretionary Select Sector Index returned 19.87%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Discretionary Bull 3X Shares returned 14.26% for the same period, while the model indicated an expected return of 19.59%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Dow Jones Internet Bull 3X Shares and the Direxion Daily Dow Jones Internet Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Dow Jones Internet Composite Index. The Dow Jones Internet Composite Index includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Since the Funds' inception on November 7, 2019, the Dow Jones Internet Composite Index returned 40.58%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Dow Jones Internet Bull 3X Shares returned 81.99%, while the model indicated an expected return of 90.12%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Dow Jones Internet Bear 3X Shares returned -82.26%, while the model indicated an expected return of -82.44%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 1000® Financial Services Index. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. This includes companies that are classified as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, and real estate, including real estate investment trusts (REITS). For the Annual Period, the Russell 1000® Financial Services Index returned -8.04%. Given the daily investment objectives of the ETFs and

DIREXION ANNUAL REPORT

the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned -58.07%, while the model indicated an expected return of -56.12%. The Direxion Daily Financial Bear 3X Shares returned -54.76%, while the model indicated an expected return of -55.52%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Annual Period, the Health Care Select Sector Index returned 10.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned -3.85%, while the model indicated an expected return of 0.41%.

The Direxion Daily Homebuilders & Supplies 3X Bull Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Annual Period, the Dow Jones U.S. Select Home Construction Index returned 17.56%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares -43.74%, while the model indicated an expected return of -40.82%.

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. For the Annual Period, the Industrials Select Sector Index returned -1.20%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Industrials Bull 3X Shares returned -43.33%, while the model indicated an expected return of -40.32%.

The Direxion Daily MSCI Real Estate Bull 3X Shares and the Direxion Daily MSCI Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI US IMI Real Estate 25/50 Index. The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). For Annual Period, the MSCI US IMI Real Estate 25/50 Index returned -15.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Real Estate Bull 3X Shares returned -69.35%, while the model indicated an expected return of -67.92%. The Direxion Daily MSCI Real Estate Bear 3X Shares returned -40.31%, while the model indicated an expected return of -40.75%.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the S&P Pharmaceuticals Select Industry Index. The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. For the Annual Period, the S&P Pharmaceuticals Select Industry Index 14.94%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned 0.64%, while the model indicated an expected return of 5.23%.

DIREXION ANNUAL REPORT

The Direxion Daily Regional Banks Bull 3X Shares seeks to provide 300% of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Annual Period, the S&P Regional Banks Select Industry Index returned -20.67%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned -83.83%, while the model indicated an expected return of -82.99%.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index, respectively. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Annual Period, the S&P Retail Select Industry Index returned 16.97%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned -7.65%, while the model indicated an expected return of -3.57%.

The Direxion Daily S&P 500® High Beta Bull 3X Shares and the Direxion Daily S&P 500® High Beta Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® High Beta Index. The S&P 500® High Beta Index selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. Since the Funds' inception on November 7, 2019, the Dow Jones Internet Composite Index returned 0.37%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® High Beta Bull 3X Shares returned -59.13%, while the model indicated an expected return of -57.08%. The Direxion Daily S&P 500® High Beta Bear 3X Shares returned -79.76%, while the model indicated an expected return of -79.73%.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Annual Period, the S&P Biotechnology Select Industry Index returned 38.08%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned 43.96%, while the model indicated an expected return of 49.90%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily S&P Biotech Bear 3X Shares returned -86.59%, while the model indicated an expected return of -86.64%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the PHLX Semiconductor Sector Index. The PHLX Semiconductor Sector Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. For the Annual Period, the PHLX Semiconductor Index returned 38.43%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 25.88%, while the model indicated an expected return of 31.40%. The Direxion Daily Semiconductor Bear 3X Shares returned -89.76%, while the model indicated an expected return of -89.86%.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet

DIREXION ANNUAL REPORT

software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services; and office electronics. For the Annual Period, the Technology Select Sector Index returned 34.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 38.98%, while the model indicated an expected return of 45.86%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Technology Bear 3X Shares returned -84.47%, while the model indicated an expected return of -84.66%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones Transportation Average. The Dow Jones Transportation Average is provided by Dow Jones U.S. Index and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). For the Annual Period, the Dow Jones Transportation Average returned 7.45%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Transportation Bull 3X Shares returned -27.42%, while the model indicated an expected return of -23.79%.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Annual Period, the Utilities Select Sector Index returned 0.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Utilities Bull 3X Shares returned -38.38%, while the model indicated an expected return of -35.52%.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 8.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 20.96%, while the model indicated an expected return of 25.33%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -23.08%, while the model indicated and an expected return of -23.64%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 14.10%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 22.38%, while the model indicated an expected return of 31.42%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned -47.66%, while the model indicated an expected return of -45.80%.

DIREXION ANNUAL REPORT

Index Volatility:

Entering the Annual Period the CBOE Volatility Index (VIX Index), which reflects a market estimate for future volatility, was trading near all-time highs. Chief drivers of volatility for the Annual Period were inclusive of, but not limited to: a protracted U.S.-China trade spat, Presidential Impeachment, Federal Reserve monetary policy, Covid-19 and fiscal stimulus programs from the U.S. Senate. Volatility saw a brief spike, as Speaker Nancy Pelosi announced in late September 2019 that she was launching a formal impeachment inquiry of President Trump. Equity markets rallied in mid-October on positive news relating to U.S.-China trade relations, and volatility levels slid accordingly. Amid a continued melt up supported by a dovish Federal Reserve, a healthy global economy and positive developments on the U.S.-China trade front, the VIX Index closed at a record low of 11.54 on November 26, 2019. A blip in volatility in early December was caused by U.S./China tariff headlines. January noted the further spread of Covid-19 throughout the world. The first confirmed case of coronavirus in the United States occurred on January 21, 2020. In short order, the W.H.O. declared a global health emergency, President Trump restricted travel from China, and the first coronavirus death was reported in the Philippines. It wasn't until the newly named Covid-19 virus began making its way through Europe that the VIX Index began to surge. With the President declaring a national emergency on March 13, 2020, and the United States becoming the global leader in new infections later that month, the VIX Index closed at a record high of 82.69 on March 16, 2020; the S&P 500 marked an YTD 2020 low on March 23. A $2 trillion stimulus bill helped stabilize the stock market after it was signed into law on March 27, 2020 in an attempt to address the economic crisis, along with the public health emergency. Equity markets rebounded as hope emerged that some of the lockdowns would begin coming to an end in parts of Europe and the U.S. Fears of a second wave of the virus were, and still are, very much in play; in fact, the VIX spiked to 40.28 just three days before Period-end – its highest level since mid-June.

Index	Return	Volatility
S&P Mid Cap 400® Index	-1.15%	40.52%
S&P 500® Index	9.71%	34.43%
Russell 2000® Index	-0.14%	42.38%
FTSE China 50 Index	10.22%	31.56%
FTSE Developed Europe All Cap Index	-8.43%	33.99%
MSCI Emerging Markets IndexSM	8.25%	34.14%
MSCI Mexico IMI 25/50 Index	-22.17%	43.76%
MSCI Korea 25/50 Index	12.12%	40.92%
Dow Jones U.S. Select Aerospace & Defense Index	-29.82%	47.05%
Consumer Discretionary Select Sector Index	19.87%	33.85%
Dow Jones Internet Composite Index[1]	40.58%	35.09%
Russell 1000® Financial Services Index	-8.04%	42.30%
Health Care Select Sector Index	10.06%	30.46%
Dow Jones U.S. Select Home Construction Index	17.56%	54.78%
Industrials Select Sector Index	-1.20%	39.24%
MSCI US IMI Real Estate 25/50 Index	-15.71%	42.85%
S&P Pharmaceuticals Select Industry Index	14.94%	34.10%
S&P Regional Banks Select Industry Index	-20.67%	58.25%
S&P Retail Select Industry Index	16.97%	40.06%
S&P 500® High Beta Index[1]	0.37%	52.10%
S&P Biotechnology Select Industry Index	38.08%	42.17%
PHLX Semiconductor Sector Index	38.43%	46.86%
Technology Select Sector Index	34.48%	40.37%
Dow Jones Transportation AverageTM	7.45%	39.51%
Utilities Select Sector Index	0.62%	38.70%
ICE U.S. Treasury 7-10 Year Bond Index	8.48%	7.08%
ICE U.S. Treasury 20+ Year Bond Index	14.10%	20.88%

1  November 7, 2019 through October 31, 2020

DIREXION ANNUAL REPORT

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Patrick Rudnick
Principal Executive Officer
Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

DIREXION ANNUAL REPORT

The views of this letter were those of the Adviser as of October 31, 2020 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Mid Cap Bull 3X Shares (NAV)	(45.61)%	(17.76)%	0.98%	14.44%
Direxion Daily Mid Cap Bull 3X Shares (Market Price)	(45.55)%	(17.76)%	1.00%	14.52%
S&P Mid Cap 400® Index	(1.15)%	2.87%	7.39%	10.36%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily S&P 500® Bull 3X Shares (NAV)	(12.54)%	7.64%	18.39%	26.37%
Direxion Daily S&P 500® Bull 3X Shares (Market Price)	(12.41)%	7.64%	18.43%	26.36%
S&P 500® Index	9.71%	10.42%	11.71%	13.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily S&P 500® Bear 3X Shares (NAV)	(61.87)%	(43.18)%	(40.49)%	(41.70)%
Direxion Daily S&P 500® Bear 3X Shares (Market Price)	(61.90)%	(43.20)%	(40.52)%	(41.70)%
S&P 500® Index	9.71%	10.42%	11.71%	13.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Small Cap Bull 3X Shares (NAV)	(46.16)%	(21.22)%	(1.23)%	9.64%
Direxion Daily Small Cap Bull 3X Shares (Market Price)	(45.89)%	(21.09)%	(1.11)%	9.72%
Russell 2000® Index	(0.14)%	2.19%	7.27%	9.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.12%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Small Cap Bear 3X Shares (NAV)	(63.86)%	(37.94)%	(40.82)%	(44.19)%
Direxion Daily Small Cap Bear 3X Shares (Market Price)	(63.99)%	(38.05)%	(40.88)%	(50.46)%
Russell 2000® Index	(0.14)%	2.19%	7.27%	9.64%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily FTSE China Bull 3X Shares (NAV)	(6.03)%	(18.86)%	(4.29)%	(10.13)%
Direxion Daily FTSE China Bull 3X Shares (Market Price)	(6.10)%	(18.85)%	(4.29)%	(10.17)%
FTSE China 50 Index	10.22%	2.16%	6.35%	3.08%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.39%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily FTSE China Bear 3X Shares (NAV)	(57.94)%	(31.10)%	(37.07)%	(36.86)%
Direxion Daily FTSE China Bear 3X Shares (Market Price)	(57.94)%	(31.16)%	(37.08)%	(36.87)%
FTSE China 50 Index	10.22%	2.16%	6.35%	3.08%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Performance Summary (Unaudited)

January 22, 20141 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE Europe Bull 3X Shares (NAV)	(50.09)%	(25.76)%	(11.44)%	(13.28)%
Direxion Daily FTSE Europe Bull 3X Shares (Market Price)	(50.30)%	(25.91)%	(11.70)%	(13.36)%
FTSE Developed Europe All Cap Index	(8.43)%	(2.32)%	2.09%	0.92%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large, mid, and small cap companies in developed markets in Europe. The performance of FTSE Developed Europe All Cap Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Emerging Markets Bull 3X Shares (NAV)	(16.87)%	(18.91)%	1.52%	(12.74)%
Direxion Daily MSCI Emerging Markets Bull 3X Shares (Market Price)	(17.52)%	(19.05)%	1.35%	(12.81)%
MSCI Emerging Markets IndexSM	8.25%	1.94%	7.92%	2.42%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.35%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Emerging Markets Bear 3X Shares (NAV)	(58.79)%	(29.60)%	(38.60)%	(29.75)%
Direxion Daily MSCI Emerging Markets Bear 3X Shares (Market Price)	(58.81)%	(29.61)%	(38.59)%	(29.76)%
MSCI Emerging Markets IndexSM	8.25%	1.94%	7.92%	2.42%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily MSCI Mexico Bull 3X Shares (NAV)	(75.36)%	(49.57)%	(46.51)%
Direxion Daily MSCI Mexico Bull 3X Shares (Market Price)	(75.57)%	(49.76)%	(46.69)%
MSCI Mexico IMI 25/50 Index	(22.17)%	(10.01)%	(9.28)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.36%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large, mid, and small capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The Index consists of stocks traded primarily on the Mexican Stock Market. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI South Korea Bull 3X Shares (NAV)	(21.27)%	(33.61)%	(9.00)%	(10.00)%
Direxion Daily MSCI South Korea Bull 3X Shares (Market Price)	(21.38)%	(33.59)%	(9.04)%	(10.03)%
MSCI Korea 25/50 Index	12.12%	(2.08)%	6.04%	4.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.35%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Aerospace & Defense Bull 3X Shares (NAV)	(83.86)%	(38.72)%	(24.83)%
Direxion Daily Aerospace & Defense Bull 3X Shares (Market Price)	(83.84)%	(38.71)%	(24.83)%
Dow Jones U.S. Select Aerospace & Defense Index	(29.82)%	(4.10)%	1.26%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Aerospace & Defense Index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The Index Provider selects the stocks comprising the Index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Performance Summary (Unaudited)

November 29, 20181 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Consumer Discretionary Bull 3X Shares (NAV)	14.26%	21.79%
Direxion Daily Consumer Discretionary Bull 3X Shares (Market Price)	14.39%	21.59%
Consumer Discretionary Select Sector Index	19.87%	17.61%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2020

Total Return[2]
Since Inception
Direxion Daily Dow Jones Internet Bull 3X Shares (NAV)	81.99%
Direxion Daily Dow Jones Internet Bull 3X Shares (Market Price)	82.00%
Dow Jones Internet Composite Index	40.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.19%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Internet Composite Index is provided by S&P Dow Jones Indices and includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2020

Total Return[2]
Since Inception
Direxion Daily Dow Jones Internet Bear 3X Shares (NAV)	(82.26)%
Direxion Daily Dow Jones Internet Bear 3X Shares (Market Price)	(82.11)%
Dow Jones Internet Composite Index	40.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Internet Composite Index is provided by S&P Dow Jones Indices and includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Financial Bull 3X Shares (NAV)	(58.07)%	(16.93)%	2.73%	14.10%
Direxion Daily Financial Bull 3X Shares (Market Price)	(58.11)%	(16.96)%	2.72%	14.10%
Russell 1000® Financial Services Index	(8.04)%	3.76%	8.50%	10.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Financial Bear 3X Shares (NAV)	(54.76)%	(39.30)%	(40.93)%	(44.09)%
Direxion Daily Financial Bear 3X Shares (Market Price)	(54.88)%	(39.38)%	(40.99)%	(44.11)%
Russell 1000® Financial Services Index	(8.04)%	3.76%	8.50%	10.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Performance Summary (Unaudited)

June 15, 20111 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Healthcare Bull 3X Shares (NAV)	(3.85)%	8.68%	11.66%	30.07%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	(3.69)%	8.77%	11.70%	30.07%
Health Care Select Sector Index	10.06%	9.96%	9.36%	14.11%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAV)	(43.74)%	(17.41)%	6.83%	0.18%
Direxion Daily Homebuilders & Supplies Bull 3X Shares (Market Price)	(43.79)%	(17.47)%	6.73%	0.14%
Dow Jones U.S. Select Home Construction Index	17.56%	10.38%	14.86%	12.36%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Industrials Bull 3X Shares (NAV)	(43.33)%	(14.72)%	(7.29)%
Direxion Daily Industrials Bull 3X Shares (Market Price)	(43.22)%	(14.81)%	(7.31)%
Industrials Select Sector Index	(1.20)%	4.21%	6.09%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.82%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense; industry conglomerates; and machinery. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Real Estate Bull 3X Shares (NAV)	(69.35)%	(22.93)%	(11.79)%	4.42%
Direxion Daily MSCI Real Estate Bull 3X Shares (Market Price)	(69.65)%	(23.11)%	(11.93)%	4.30%
MSCI U.S. REIT IndexSM	(21.01)%	(0.23)%	2.29%	7.11%
MSCI U.S. IMI Real Estate 25/50 Index	(15.71)%	2.17%	N/A	N/A

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Real Estate Bear 3X Shares (NAV)	(40.31)%	(34.77)%	(31.68)%	(38.55)%
Direxion Daily MSCI Real Estate Bear 3X Shares (Market Price)	(40.53)%	(34.84)%	(31.73)%	(38.55)%
MSCI U.S. REIT IndexSM	(21.01)%	(0.23)%	2.29%	7.11%
MSCI U.S. IMI Real Estate 25/50 Index	(15.71)%	2.17%	N/A	N/A

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.39%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Performance Summary (Unaudited)

November 15, 20171 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (NAV)	0.64%	(14.05)%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (Market Price)	0.77%	(14.15)%
S&P Pharmaceuticals Select Industry Index	14.94%	3.18%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.44%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Regional Banks Bull 3X Shares (NAV)	(83.83)%	(53.13)%	(27.83)%	(28.64)%
Direxion Daily Regional Banks Bull 3X Shares (Market Price)	(83.86)%	(53.21)%	(27.89)%	(28.66)%
S&P Regional Banks Select Industry Index	(20.67)%	(7.80)%	1.74%	1.46%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Retail Bull 3X Shares (NAV)	(7.65)%	(3.25)%	(9.14)%	19.87%
Direxion Daily Retail Bull 3X Shares (Market Price)	(8.48)%	(3.61)%	(9.31)%	19.75%
S&P Retail Select Industry® Index	16.97%	9.64%	3.18%	10.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Retail Select Industry® Index represents the retail sub-industry portion of the S&P TMI. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE MKT, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Bats BZX, Bats BYX, Bats EDGA, or Bats EDGX exchanges. The Retail Index is a modified equal weight index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2020

Total Return[2]
Since Inception
S&P 500® High Beta Bull 3X Shares (NAV)	(59.13)%
S&P 500® High Beta Bull 3X Shares (Market Price)	(59.03)%
S&P 500® High Beta Index	0.37%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® High Beta Index is provided by S&P Dow Jones Indices (the "Index Provider"). The Index Provider selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2020

Total Return[2]
Since Inception
S&P 500® High Beta Bear 3X Shares (NAV)	(79.76)%
S&P 500® High Beta Bear 3X Shares (Market Price)	(79.72)%
S&P 500® High Beta Index	0.37%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® High Beta Index is provided by S&P Dow Jones Indices (the "Index Provider"). The Index Provider selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Biotech Bull 3X Shares (NAV)	43.96%	(10.93)%	(6.83)%	(18.13)%
Direxion Daily S&P Biotech Bull 3X Shares (Market Price)	44.56%	(10.88)%	(6.76)%	(18.06)%
S&P Biotechnology Select Industry Index	38.08%	10.53%	11.18%	6.93%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Biotech Bear 3X Shares (NAV)	(86.59)%	(61.88)%	(63.15)%	(59.92)%
Direxion Daily S&P Biotech Bear 3X Shares (Market Price)	(86.66)%	(61.94)%	(63.20)%	(59.95)%
S&P Biotechnology Select Industry Index	38.08%	10.53%	11.18%	6.93%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Semiconductor Bull 3X Shares (NAV)	25.88%	19.58%	57.97%	39.67%
Direxion Daily Semiconductor Bull 3X Shares (Market Price)	25.86%	19.61%	57.94%	39.67%
PHLX Semiconductor Sector Index	38.43%	23.00%	30.03%	21.79%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(89.76)%	(73.00)%	(72.73)%	(63.91)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(89.78)%	(73.03)%	(72.74)%	(63.92)%
PHLX Semiconductor Sector Index	38.43%	23.00%	30.03%	21.79%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Technology Bull 3X Shares (NAV)	38.98%	33.87%	46.27%	38.61%
Direxion Daily Technology Bull 3X Shares (Market Price)	39.31%	33.96%	46.33%	38.62%
Technology Select Sector Index	34.48%	22.61%	22.55%	18.51%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Technology Bear 3X Shares (NAV)	(84.47)%	(65.47)%	(60.32)%	(52.87)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(84.48)%	(65.47)%	(60.32)%	(52.86)%
Technology Select Sector Index	34.48%	22.61%	22.55%	18.51%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Transportation Bull 3X Shares (NAV)	(27.42)%	(11.86)%	(5.96)%
Direxion Daily Transportation Bull 3X Shares (Market Price)	(27.30)%	(12.05)%	(6.07)%
Dow Jones Transportation Average	7.45%	6.04%	7.32%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.59%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Transportation Average (DJTTR) is provided by Dow Jones and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Utilities Bull 3X Shares (NAV)	(38.38)%	(1.92)%	4.72%
Direxion Daily Utilities Bull 3X Shares (Market Price)	(39.07)%	(2.30)%	4.30%
Utilities Select Sector Index	0.62%	7.93%	9.38%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.53%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Utilities Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: electric utilities, multi-utilities, water utilities, independent power producers and energy trades, and gas utilities. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Utilities Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	20.96%	14.60%	9.15%	9.38%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market Price)	21.08%	14.57%	8.81%	9.39%
ICE U.S. Treasury 7-10 Year Bond Index	8.48%	6.37%	4.37%	4.12%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.32%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	(23.08)%	(16.10)%	(12.91)%	(14.81)%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market Price)	(23.13)%	(16.15)%	(12.83)%	(14.84)%
ICE U.S. Treasury 7-10 Year Bond Index	8.48%	6.37%	4.37%	4.12%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.29%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	22.38%	21.17%	13.58%	13.70%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market Price)	22.59%	21.20%	13.61%	13.71%
ICE U.S. Treasury 20+ Year Bond Index	14.10%	10.98%	7.85%	7.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets

1  As of October 31, 2020.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2010 - October 31, 2020

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	(47.66)%	(33.17)%	(27.03)%	(29.63)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market Price)	(47.62)%	(33.18)%	(27.04)%	(29.64)%
ICE U.S. Treasury 20+ Year Bond Index	14.10%	10.98%	7.85%	7.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2022 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1 As of October 31, 2020.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2020

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2020 to October 31, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2020

	Annualized Expense Ratio	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$1,388.00	$5.76
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,342.90	5.65
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	601.00	3.82
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,426.00	5.92
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	463.20	3.49
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2020

	Annualized Expense Ratio	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	0.95%	$1,000.00	$1,373.20	$5.67
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	528.00	3.65
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,176.30	5.36
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,700.60	6.58
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	463.70	3.50
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,349.30	5.61
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,776.10	6.77
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	753.60	4.23
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Consumer Discretionary Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,706.70	6.67
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily Dow Jones Internet Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,790.90	6.80
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Dow Jones Internet Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	392.80	3.33
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,150.40	5.14
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	620.50	3.87
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,015.00	4.86
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	2,306.50	8.15
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,482.80	5.99
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily MSCI Real Estate Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	943.00	4.79
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily MSCI Real Estate Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	732.20	4.14
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2020

	Annualized Expense Ratio	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$1,068.50	$4.99
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	889.80	4.51
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	2,211.20	7.83
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily S&P 500® High Beta Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,358.80	5.75
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily S&P 500® High Beta Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	302.20	3.11
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,448.80	5.97
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	395.60	3.33
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,911.40	6.95
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	333.10	3.18
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,585.80	6.30
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	441.10	3.44
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	2,062.20	7.39
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,258.50	5.45
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	964.60	4.74
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,010.00	4.80
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.94%	1,000.00	830.50	4.33
Based on hypothetical 5% return	0.94%	1,000.00	1,020.41	4.77
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.85%	1,000.00	1,101.20	4.49
Based on hypothetical 5% return	0.85%	1,000.00	1,020.86	4.32

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2020 to October 31, 2020), then divided by 366.
DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

October 31, 2020

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	13%	—	68%	19%	100%
Direxion Daily S&P 500® Bull 3X Shares	19%	—	71%	10%	100%
Direxion Daily S&P 500® Bear 3X Shares	110%	—	—	(10)%	100%
Direxion Daily Small Cap Bull 3X Shares	0%**	—	51%	49%	100%
Direxion Daily Small Cap Bear 3X Shares	125%	—	—	(25)%	100%
Direxion Daily FTSE China Bull 3X Shares	41%	—	51%	8%	100%
Direxion Daily FTSE China Bear 3X Shares	119%	—	—	(19)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	49%	—	45%	6%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	29%	—	29%	42%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	148%	—	—	(48)%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	47%	—	44%	9%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	33%	—	35%	32%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	35%	75%	—	(10)%	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	8%	47%	—	45%	100%
Direxion Daily Dow Jones Internet Bull 3X Shares	16%	63%	—	21%	100%
Direxion Daily Dow Jones Internet Bear 3X Shares	101%	—	—	(1)%	100%
Direxion Daily Financial Bull 3X Shares	24%	73%	—	3%	100%
Direxion Daily Financial Bear 3X Shares	106%	—	—	(6)%	100%
Direxion Daily Healthcare Bull 3X Shares	29%	61%	—	10%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(40)%	87%	—	53%	100%
Direxion Daily Industrials Bull 3X Shares	16%	67%	—	17%	100%
Direxion Daily MSCI Real Estate Bull 3X Shares	39%	66%	—	(5)%	100%
Direxion Daily MSCI Real Estate Bear 3X Shares	92%	—	—	8%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	8%	63%	—	29%	100%
Direxion Daily Regional Banks Bull 3X Shares	22%	49%	—	29%	100%
Direxion Daily Retail Bull 3X Shares	0%**	41%	—	59%	100%
Direxion Daily S&P 500® High Beta Bull 3X Shares	65%	16%	—	19%	100%
Direxion Daily S&P 500® High Beta Bear 3X Shares	105%	—	—	(5)%	100%
Direxion Daily S&P Biotech Bull 3X Shares	14%	51%	—	35%	100%
Direxion Daily S&P Biotech Bear 3X Shares	116%	—	—	(16)%	100%
Direxion Daily Semiconductor Bull 3X Shares	(2)%	67%	—	35%	100%
Direxion Daily Semiconductor Bear 3X Shares	111%	—	—	(11)%	100%
Direxion Daily Technology Bull 3X Shares	1%	65%	—	34%	100%
Direxion Daily Technology Bear 3X Shares	106%	—	—	(6)%	100%
Direxion Daily Transportation Bull 3X Shares	17%	53%	—	30%	100%
Direxion Daily Utilities Bull 3X Shares	36%	45%	—	19%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	23%	—	70%	7%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	113%	—	—	(13)%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	32%	—	67%	1%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	100%	—	—	0%**	100%
Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**   Less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 68.2%
144,284	iShares Core S&P Mid-Cap ETF (a)	$27,337,489
	TOTAL INVESTMENT COMPANIES (Cost $23,450,632)	$27,337,489
SHORT TERM INVESTMENTS - 18.1%
Money Market Funds - 18.1%
6,221,683	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$6,221,683
1,041,408	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	1,041,408
	TOTAL SHORT TERM INVESTMENTS (Cost $7,263,091)	$7,263,091
	TOTAL INVESTMENTS (Cost $30,713,723) - 86.3% (c)	$34,600,580
	Other Assets in Excess of Liabilities - 13.7%	5,454,436
	TOTAL NET ASSETS - 100.0%	$40,055,016

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,965,241.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P MidCap 400® Index	0.4493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	12,681	$23,072,081	$1,121,452
Total return of S&P MidCap 400® Index	0.4479% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	19,753	31,777,906	5,955,112
Total return of S&P MidCap 400® Index	0.4979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	12,524	24,751,829	(946,973)
Total return of S&P MidCap 400® Index	0.4979% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	1,796	2,594,949	836,254
Total return of S&P MidCap 400® Index	0.4979% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	2,099	3,422,165	586,787
					$85,618,930	$7,552,632

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 71.1%
2,890,666	iShares Core S&P 500 ETF (a)	$947,039,995
	TOTAL INVESTMENT COMPANIES (Cost $920,384,954)	$947,039,995
SHORT TERM INVESTMENTS - 19.9%
Money Market Funds - 19.9%
190,546,824	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$190,546,824
74,098,738	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	74,098,738
	TOTAL SHORT TERM INVESTMENTS (Cost $264,645,562)	$264,645,562
	TOTAL INVESTMENTS (Cost $1,185,030,516) - 91.0% (c)	$1,211,685,557
	Other Assets in Excess of Liabilities - 9.0%	120,048,708
	TOTAL NET ASSETS - 100.0%	$1,331,734,265

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,103,892,025.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	0.5193% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	189,428	$525,292,435	$97,965,955
Total return of S&P 500® Index	0.5679% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/7/2020	206,979	680,556,492	(2,383,125)
Total return of S&P 500® Index	0.4979% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	103,246	340,567,365	(2,120,729)
Total return of S&P 500® Index	0.5979% representing 1 month LIBOR rate + spread	BNP Paribas	12/9/2020	77,522	203,074,506	51,984,145
Total return of S&P 500® Index	0.5979% representing 1 month LIBOR rate + spread	BNP Paribas	12/9/2020	50,000	169,030,194	(5,518,473)
Total return of S&P 500® Index	0.4979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	74,917	259,065,090	(14,026,865)
Total return of S&P 500® Index	0.3979% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2020	230,095	747,183,157	7,668,883
					$2,924,769,239	$133,569,791

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.4%
Money Market Funds - 70.4%
351,009,906	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$351,009,906
214,358,415	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	214,358,415
	TOTAL SHORT TERM INVESTMENTS (Cost $565,368,321) (b)	$565,368,321
	TOTAL INVESTMENTS (Cost $565,368,321) - 70.4%	$565,368,321
	Other Assets in Excess of Liabilities - 29.6%	237,811,757
	TOTAL NET ASSETS - 100.0%	$803,180,078

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $565,368,321.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.2679% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse Capital LLC	12/09/2020	123,903	$415,512,708	$10,276,091
0.3193% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	12/9/2020	139,070	386,538,045	(71,183,069)
0.2779% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/9/2020	164,205	548,532,748	11,118,927
0.2479% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	J.P. Morgan	12/9/2020	99,106	325,040,345	85,202
0.1979% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/11/2020	115,611	381,158,023	2,823,936
0.1479% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	5/19/2021	50,000	142,281,003	(22,444,440)
0.1479% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	6/16/2021	25,000	75,029,984	(7,175,006)
0.1479% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	11/17/2021	20,000	65,400,974	(9,725)
					$2,339,493,830	$(76,508,084)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 51.1%
2,774,071	iShares Russell 2000 ETF (a)	$424,682,529
	TOTAL INVESTMENT COMPANIES (Cost $431,726,419)	$424,682,529
SHORT TERM INVESTMENTS - 40.4%
Money Market Funds - 40.4%
145,155,466	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$145,155,466
190,445,103	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	190,445,103
	TOTAL SHORT TERM INVESTMENTS (Cost $335,600,569)	$335,600,569
	TOTAL INVESTMENTS (Cost $767,326,988) - 91.5% (c)	$760,283,098
	Other Assets in Excess of Liabilities - 8.5%	70,919,301
	TOTAL NET ASSETS - 100.0%	$831,202,399

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $393,301,874.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	0.3993% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	57,589	$92,936,659	$(4,333,388)
Total return of Russell 2000® Index	0.4079% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	295,462	357,925,610	98,633,473
Total return of Russell 2000® Index	0.2279% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	189,444	207,468,535	85,571,931
Total return of Russell 2000® Index	0.3679% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	460,900	584,666,915	127,530,951
Total return of Russell 2000® Index	0.4479% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	261,311	306,894,195	96,700,253
Total return of Russell 2000® Index	0.4479% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	32,905	39,547,975	11,270,412
Total return of Russell 2000® Index	0.4479% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	47,208	77,260,296	(4,634,226)
					$1,666,700,185	$410,739,406

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 84.0%
Money Market Funds - 84.0%
238,279,944	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$238,279,944
220,426,421	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	220,426,421
	TOTAL SHORT TERM INVESTMENTS (Cost $458,706,365) (b)	$458,706,365
	TOTAL INVESTMENTS (Cost $458,706,365) - 84.0%	$458,706,365
	Other Assets in Excess of Liabilities - 16.0%	87,095,850
	TOTAL NET ASSETS - 100.0%	$545,802,215

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $458,706,365.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.0179% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse Capital LLC	12/9/2020	171,227	$197,493,214	$(67,276,055)
0.0979% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/9/2020	220,188	330,670,400	(8,561,485)
0.1779% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/9/2020	214,551	305,949,828	(25,174,578)
0.1993% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/10/2020	125,786	197,533,792	4,000,658
0.2479% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	5/19/2021	84,430	104,694,894	(25,803,985)
0.1479% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	J.P. Morgan	6/1/2021	113,153	173,760,493	(435,051)
0.2479% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	7/21/2021	105,000	149,644,193	(12,325,378)
0.2479% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	11/17/2021	30,000	46,284,361	126,766
					$1,506,031,175	$(135,449,108)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 50.9%
3,013,626	iShares China Large-Cap ETF (a)	$132,900,907
	TOTAL INVESTMENT COMPANIES (Cost $128,428,631)	$132,900,907
SHORT TERM INVESTMENTS - 41.8%
Money Market Funds - 41.8%
87,370,811	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$87,370,811
21,562,333	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	21,562,333
	TOTAL SHORT TERM INVESTMENTS (Cost $108,933,144)	$108,933,144
	TOTAL INVESTMENTS (Cost $237,361,775) - 92.7% (c)	$241,834,051
	Other Assets in Excess of Liabilities - 7.3%	19,075,200
	TOTAL NET ASSETS - 100.0%	$260,909,251

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $160,872,228.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares China Large-Cap ETF	0.6493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2020	2,475,280	$110,227,134	$(1,170,654)
Total return of iShares China Large-Cap ETF	0.4879% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	4,838,156	207,994,724	5,279,687
Total return of iShares China Large-Cap ETF	0.4979% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	610,018	26,156,702	786,309
Total return of iShares China Large-Cap ETF	0.4979% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	1,499,424	57,230,458	9,205,825
Total return of iShares China Large-Cap ETF	0.4979% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	1,528,183	61,394,707	6,363,806
Total return of iShares China Large-Cap ETF	0.7379% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/7/2021	3,784,490	167,577,217	(718,981)
					$630,580,942	$19,745,992

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 84.7%
Money Market Funds - 84.7%
25,536,498	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$25,536,498
12,147,853	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	12,147,853
	TOTAL SHORT TERM INVESTMENTS (Cost $37,684,351) (b)	$37,684,351
	TOTAL INVESTMENTS (Cost $37,684,351) - 84.7%	$37,684,351
	Other Assets in Excess of Liabilities - 15.3%	6,793,097
	TOTAL NET ASSETS - 100.0%	$44,477,448

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $37,684,351.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.4493% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/3/2020	1,604,835	$65,551,804	$(5,280,642)
0.0979% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Credit Suisse Capital LLC	12/8/2020	1,097,998	47,350,278	(1,069,243)
0.1479% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/9/2020	322,915	12,029,025	(2,309,789)
					$124,931,107	$(8,659,674)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 45.5%
126,176	Vanguard FTSE Europe ETF (a)	$6,257,068
	TOTAL INVESTMENT COMPANIES (Cost $6,484,687)	$6,257,068
SHORT TERM INVESTMENTS - 37.4%
Money Market Funds - 37.4%
3,394,714	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$3,394,714
1,744,582	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	1,744,582
	TOTAL SHORT TERM INVESTMENTS (Cost $5,139,296)	$5,139,296
	TOTAL INVESTMENTS (Cost $11,623,983) - 82.9% (c)	$11,396,364
	Other Assets in Excess of Liabilities - 17.1%	2,360,266
	TOTAL NET ASSETS - 100.0%	$13,756,630

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,445,029.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Vanguard FTSE Europe ETF	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	127,034	$6,979,879	$(648,954)
Total return of Vanguard FTSE Europe ETF	1.0979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	290,898	14,318,664	206,714
Total return of Vanguard FTSE Europe ETF	0.3979% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	171,230	6,914,392	1,681,042
Total return of Vanguard FTSE Europe ETF	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	7/2/2021	116,888	6,152,924	(357,596)
					$34,365,859	$881,206

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 28.8%
879,341	iShares MSCI Emerging Markets ETF (a)	$39,315,336
	TOTAL INVESTMENT COMPANIES (Cost $39,497,214)	$39,315,336
SHORT TERM INVESTMENTS - 48.5%
Money Market Funds - 48.5%
35,831,639	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$35,831,639
30,300,664	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	30,300,664
	TOTAL SHORT TERM INVESTMENTS (Cost $66,132,303)	$66,132,303
	TOTAL INVESTMENTS (Cost $105,629,517) - 77.3% (c)	$105,447,639
	Other Assets in Excess of Liabilities - 22.7%	31,031,342
	TOTAL NET ASSETS - 100.0%	$136,478,981

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $75,147,091.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	0.6679% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	2,113,069	$80,567,306	$13,968,242
Total return of iShares MSCI Emerging Markets ETF	0.0279% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	1,200,413	48,049,956	5,632,401
Total return of iShares MSCI Emerging Markets ETF	0.4579% representing 1 month LIBOR rate + spread	Citibank N.A.	12/15/2020	1,890,696	71,160,745	13,533,812
Total return of iShares MSCI Emerging Markets ETF	0.4979% representing 1 month LIBOR rate + spread	J.P. Morgan	2/23/2021	618,304	28,442,664	(802,870)
Total return of iShares MSCI Emerging Markets ETF	0.3179% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	200,137	6,746,619	2,224,693
Total return of iShares MSCI Emerging Markets ETF	0.3179% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	2,069,912	69,277,109	23,540,575
Total return of iShares MSCI Emerging Markets ETF	0.3993% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	10/26/2021	185,790	8,417,970	(116,977)
					$312,662,369	$57,979,876

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 105.8%
Money Market Funds - 105.8%
26,170,574	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$26,170,574
14,800,573	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	14,800,573
	TOTAL SHORT TERM INVESTMENTS (Cost $40,971,147) (b)	$40,971,147
	TOTAL INVESTMENTS (Cost $40,971,147) - 105.8%	$40,971,147
	Liabilities in Excess of Other Assets - (5.8)%	(2,251,535)
	TOTAL NET ASSETS - 100.0%	$38,719,612

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $40,971,147.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.1779% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/9/2020	459,204	$14,170,627	$(6,468,301)
(0.5821)% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Credit Suisse Capital LLC	12/10/2020	449,705	19,439,845	(731,030)
0.1479% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/11/2020	448,893	16,872,930	(3,239,293)
(0.1521)% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	J.P. Morgan	4/5/2021	467,137	21,108,820	222,699
0.0479% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	4/21/2021	420,715	13,742,010	(5,200,538)
0.0479% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	6/16/2021	352,465	12,836,448	(2,999,360)
					$98,170,680	$(18,415,823)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 44.3%
138,303	iShares MSCI Mexico ETF (a)	$4,724,430
	TOTAL INVESTMENT COMPANIES (Cost $4,309,140)	$4,724,430
SHORT TERM INVESTMENTS - 39.2%
Money Market Funds - 39.2%
856,516	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$856,516
3,321,654	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	3,321,654
	TOTAL SHORT TERM INVESTMENTS (Cost $4,178,170)	$4,178,170
	TOTAL INVESTMENTS (Cost $8,487,310) - 83.5% (c)	$8,902,600
	Other Assets in Excess of Liabilities - 16.5%	1,757,533
	TOTAL NET ASSETS - 100.0%	$10,660,133

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,319,421.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Mexico ETF	0.0479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	182,949	$5,655,936	$608,606
Total return of iShares MSCI Mexico ETF	(0.8521)% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	422,731	13,935,630	557,012
Total return of iShares MSCI Mexico ETF	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	192,240	6,805,552	(240,101)
					$26,397,118	$925,517

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 34.8%
138,460	iShares MSCI South Korea Capped ETF (a)	$8,986,054
	TOTAL INVESTMENT COMPANIES (Cost $8,778,059)	$8,986,054
SHORT TERM INVESTMENTS - 40.5%
Money Market Funds - 40.5%
2,974,939	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$2,974,939
7,482,971	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	7,482,971
	TOTAL SHORT TERM INVESTMENTS (Cost $10,457,910)	$10,457,910
	TOTAL INVESTMENTS (Cost $19,235,969) - 75.3% (c)	$19,443,964
	Other Assets in Excess of Liabilities - 24.7%	6,376,601
	TOTAL NET ASSETS - 100.0%	$25,820,565

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,872,172.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI South Korea Capped ETF	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	574,566	$33,908,367	$3,308,804
Total return of iShares MSCI South Korea Capped ETF	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	370,861	18,646,843	5,350,220
Total return of iShares MSCI South Korea Capped ETF	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	10/20/2021	15,395	1,052,410	(53,432)
Total return of iShares MSCI South Korea Capped ETF	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	94,323	6,379,414	(258,861)
					$59,987,034	$8,346,731

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 74.6%
Computer and Electronic Product Manufacturing - 22.4%
47,671	Aerojet Rocketdyne Holdings, Inc. (a)	$1,545,494
20,437	Cubic Corp.	1,208,031
39,539	L3 Harris Technologies, Inc.	6,370,128
36,521	Mercury Systems, Inc. (a)	2,515,567
19,558	Moog, Inc. Class A	1,220,224
21,064	Northrop Grumman Corp.	6,104,768
471,582	Raytheon Technologies Corp.	25,616,334
		44,580,546
Credit Intermediation and Related Activities - 0.3%
36,232	Smith & Wesson Brands, Inc.	601,089
Electrical Equipment, Appliance, and Component Manufacturing - 2.1%
41,396	Axon Enterprise, Inc. (a)	4,094,064
Fabricated Metal Product Manufacturing - 4.2%
62,134	BWX Technologies, Inc.	3,417,991
27,115	Curtiss-Wright Corp.	2,287,422
16,379	RBC Bearings, Inc. (a)	1,949,920
11,407	Sturm, Ruger & Co, Inc.	762,672
		8,418,005
Merchant Wholesalers, Durable Goods - 3.2%
54,440	Hexcel Corp.	1,822,651
26,415	Huntington Ingalls Industries, Inc.	3,895,684
18,041	Kaman Corp.	715,506
		6,433,841
Miscellaneous Manufacturing - 2.7%
148,686	Textron, Inc.	5,322,959
Primary Metal Manufacturing - 2.2%
255,917	Howmet Aerospace, Inc.	4,414,568
Professional, Scientific, and Technical Services - 4.3%
39,674	Maxar Technologies, Inc.	1,022,399
15,101	Parsons Corp. (a)	475,984
22,882	Teledyne Technologies, Inc. (a)	7,073,970
		8,572,353
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.9%
40,193	PAE, Inc. (a)	318,329
83,912	Virgin Galactic Holdings, Inc. (a)	1,461,747
		1,780,076
Textile Mills - 0.1%
3,382	National Presto Industries, Inc.	281,010
Shares		Fair Value
Transportation Equipment Manufacturing - 32.2%
21,649	AAR Corp.	$421,290
14,294	AeroVironment, Inc. (a)	1,091,490
88,080	Boeing Co.	12,717,871
48,925	General Dynamics Corp.	6,425,320
47,262	HEICO Corp.	4,418,997
27,226	HEICO Corp. Class A	2,860,091
80,010	Kratos Defense & Security Solutions, Inc. (a)	1,511,389
75,926	Lockheed Martin Corp.	26,583,970
68,861	Spirit AeroSystems Holdings, Inc.	1,252,582
14,273	TransDigm Group, Inc.	6,814,073
33,929	Triumph Group, Inc.	223,931
		64,321,004
	TOTAL COMMON STOCKS (Cost $157,321,332)	$148,819,515
SHORT TERM INVESTMENTS - 35.9%
Money Market Funds - 35.9%
9,774,907	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$9,774,907
61,867,723	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	61,867,723
	TOTAL SHORT TERM INVESTMENTS (Cost $71,642,630)	$71,642,630
	TOTAL INVESTMENTS (Cost $228,963,962) - 110.5% (c)	$220,462,145
	Liabilities in Excess of Other Assets - (10.5)%	(20,976,947)
	TOTAL NET ASSETS - 100.0%	$199,485,198

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $165,462,547.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	3,906	$65,139,056	$9,556,654
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.7979% representing 1 month LIBOR rate + spread	Citibank N.A.	12/15/2020	4,721	101,524,273	(11,534,204)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	7,013	142,287,116	(8,665,362)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.6479% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	7,955	160,564,483	(8,836,982)
					$469,514,928	$(19,479,894)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 47.3%
Accommodation - 1.2%
703	Hilton Worldwide Holdings, Inc.	$61,730
674	Marriott International, Inc. Class A	62,601
1,038	MGM Resorts International	21,352
		145,683
Administrative and Support Services - 1.3%
103	Booking Holdings, Inc. (a)	167,117
Amusement, Gambling, and Recreation Industries - 0.5%
834	Las Vegas Sands Corp.	40,082
245	Wynn Resorts Ltd.	17,745
		57,827
Apparel Manufacturing - 0.8%
882	Hanesbrands, Inc.	14,174
181	PVH Corp.	10,551
122	Ralph Lauren Corp.	8,156
479	Under Armour, Inc. Class A (a)	6,629
493	Under Armour, Inc. Class C (a)	6,029
810	V F Corp.	54,432
		99,971
Building Material and Garden Equipment and Supplies Dealers - 7.8%
1,687	Lowe's Companies, Inc.	266,715
2,698	The Home Depot, Inc.	719,583
		986,298
Clothing and Clothing Accessories Stores - 2.3%
520	Gap, Inc.	10,114
592	L Brands, Inc.	18,950
902	Ross Stores, Inc.	76,823
274	Tiffany & Co.	35,850
3,040	TJX Companies, Inc.	154,432
		296,169
Construction of Buildings - 1.3%
839	D.R. Horton, Inc.	56,053
696	Lennar Corp. Class A	48,880
9	NVR, Inc. (a)	35,578
680	PulteGroup, Inc.	27,717
		168,228
Electrical Equipment, Appliance, and Component Manufacturing - 0.2%
158	Whirlpool Corp.	29,224
Electronics and Appliance Stores - 0.5%
583	Best Buy Co., Inc.	65,034
Food Services and Drinking Places - 7.0%
71	Chipotle Mexican Grill, Inc. (a)	85,305
331	Darden Restaurants, Inc.	30,426
100	Domino's Pizza, Inc.	37,832
1,864	McDonald's Corp.	397,032
2,964	Starbucks Corp.	257,749
764	Yum! Brands, Inc.	71,304
		879,648
Funds, Trusts, and Other Financial Vehicles - 0.3%
378	Garmin Ltd. ADR (Switzerland)	39,320
Shares		Fair Value
General Merchandise Stores - 3.3%
632	Dollar General Corp.	$131,905
602	Dollar Tree, Inc. (a)	54,372
1,269	Target Corp.	193,167
294	Tractor Supply Co.	39,164
		418,608
Health and Personal Care Stores - 0.2%
144	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	29,775
Leather and Allied Product Manufacturing - 3.1%
3,119	NIKE, Inc. Class B	374,529
699	Tapestry, Inc.	15,539
		390,068
Merchant Wholesalers, Durable Goods - 0.6%
335	Leggett & Platt, Inc.	13,979
709	LKQ Corp. (a)	22,681
151	Mohawk Industries, Inc. (a)	15,582
78	Pool Corp.	27,287
		79,529
Miscellaneous Manufacturing - 0.2%
322	Hasbro, Inc.	26,636
Miscellaneous Store Retailers - 0.3%
303	Etsy, Inc. (a)	36,842
Motor Vehicle and Parts Dealers - 1.7%
175	Advance Auto Parts, Inc.	25,774
59	AutoZone, Inc. (a)	66,610
413	CarMax, Inc. (a)	35,699
188	O'Reilly Automotive, Inc. (a)	82,081
		210,164
Nonstore Retailers - 11.4%
448	Amazon.com, Inc. (a)	1,360,195
1,685	eBay, Inc.	80,257
		1,440,452
Plastics and Rubber Products Manufacturing - 0.1%
957	Newell Rubbermaid, Inc.	16,901
Support Activities for Transportation - 0.3%
344	Expedia, Inc.	32,388
Transportation Equipment Manufacturing - 2.2%
685	Aptiv PLC ADR (Ireland)	66,096
619	BorgWarner, Inc.	21,652
9,906	Ford Motor Co.	76,573
3,192	General Motors Co.	110,220
		274,541
Water Transportation - 0.4%
1,312	Carnival Corp.	17,988
699	Norwegian Cruise Line Holdings Ltd. (a)(b)	11,624
452	Royal Caribbean Cruises Ltd. ADR (Liberia)	25,502
		55,114

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.3%
365	Genuine Parts Co.	$33,007
	TOTAL COMMON STOCKS (Cost $5,958,669)	$5,978,544
SHORT TERM INVESTMENTS - 29.4%
Money Market Funds - 29.4%
1,560,593	Dreyfus Government Cash Management Institutional Shares, 0.02% (c)(d)	$1,560,593
2,159,868	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (c)(††)	2,159,868
	TOTAL SHORT TERM INVESTMENTS (Cost $3,720,461)	$3,720,461
	TOTAL INVESTMENTS (Cost $9,679,130) - 76.7% (e)	$9,699,005
	Other Assets in Excess of Liabilities - 23.3%	2,948,088
	TOTAL NET ASSETS - 100.0%	$12,647,093

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,699,005.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Consumer Discretionary Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	5,719	$5,539,568	$2,737,198
Total return of Consumer Discretionary Select Sector Index	0.7379% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2020	2,951	3,026,237	1,242,213
Total return of Consumer Discretionary Select Sector Index	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	1,403	1,643,336	386,543
Total return of Consumer Discretionary Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	8,637	11,612,416	872,140
Total return of Consumer Discretionary Select Sector Index	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	1,992	2,391,893	490,280
Total return of Consumer Discretionary Select Sector Index	0.5478% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/24/2021	1,429	2,151,086	(87,287)
					$26,364,536	$5,641,087

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 63.1%
Administrative and Support Services - 1.6%
2,831	Teladoc Health, Inc. (a)	$556,178
Computer and Electronic Product Manufacturing - 3.6%
1,576	Arista Networks, Inc. (a)	329,226
24,452	Cisco Systems, Inc.	877,827
		1,207,053
Data Processing, Hosting, and Related Services - 1.6%
4,652	Match Group, Inc. (a)	543,261
Electronics and Appliance Stores - 0.7%
4,991	Smartsheet, Inc. (a)	248,801
Food and Beverage Stores - 0.8%
3,730	Grubhub, Inc. (a)	275,871
Miscellaneous Store Retailers - 1.1%
3,169	Etsy, Inc. (a)	385,319
Motion Picture and Sound Recording Industries - 3.1%
2,196	Netflix, Inc. (a)	1,044,725
Nonstore Retailers - 7.4%
668	Amazon.com, Inc. (a)	2,028,148
10,312	eBay, Inc.	491,161
		2,519,309
Other Information Services - 9.1%
601	Alphabet, Inc. Class A (a)	971,282
588	Alphabet, Inc. Class C (a)	953,154
10,984	Pinterest, Inc. (a)	647,507
13,160	Twitter, Inc. (a)	544,297
		3,116,240
Professional, Scientific, and Technical Services - 10.4%
4,861	2U, Inc. (a)	179,128
6,204	Ciena Corp. (a)	244,375
15,025	Cloudera, Inc. (a)	146,043
5,842	Facebook, Inc. (a)	1,537,089
4,541	GoDaddy, Inc. (a)	321,230
12,126	Juniper Networks, Inc.	239,125
2,277	Okta, Inc. (a)	477,783
2,139	VeriSign, Inc. (a)	407,907
		3,552,680
Publishing Industries (except Internet) - 15.4%
3,707	Akamai Technologies, Inc. (a)	352,610
9,745	Box, Inc. (a)	151,048
2,835	Citrix Systems, Inc.	321,120
1,540	Coupa Software, Inc. (a)	412,258
2,711	DocuSign, Inc. (a)	548,300
12,355	Dropbox, Inc. (a)	225,602
1,201	HubSpot, Inc. (a)	348,374
4,452	Salesforce.com, Inc. (a)	1,034,066
18,503	Snap, Inc. (a)	728,833
2,061	Veeva Systems, Inc. (a)	556,573
2,654	Workday, Inc. (a)	557,659
		5,236,443
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.4%
16,386	CommScope Holding Co., Inc. (a)	$145,836
Support Activities for Transportation - 1.0%
3,602	Expedia, Inc.	339,128
Telecommunications - 6.9%
9,556	8x8, Inc. (a)	165,128
5,733	PayPal Holdings, Inc. (a)	1,067,083
16,873	Vonage Holdings Corp. (a)	178,516
2,060	Zoom Video Communications, Inc. (a)	949,475
		2,360,202
	TOTAL COMMON STOCKS (Cost $19,294,653)	$21,531,046
SHORT TERM INVESTMENTS - 42.4%
Money Market Funds - 42.4%
8,817,358	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$8,817,358
5,643,083	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	5,643,083
	TOTAL SHORT TERM INVESTMENTS (Cost $14,460,441)	$14,460,441
	TOTAL INVESTMENTS (Cost $33,755,094) - 105.5% (c)	$35,991,487
	Liabilities in Excess of Other Assets - (5.5)%	(1,891,373)
	TOTAL NET ASSETS - 100.0%	$34,100,114

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $35,817,936.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones Internet Composite Index	0.4993% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	30,515	$22,892,196	$2,890,080
Total return of Dow Jones Internet Composite Index	0.5979% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/7/2020	41,894	35,422,855	(13,326)
Total return of Dow Jones Internet Composite Index	0.5479% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	18,148	10,776,316	4,545,381
Total return of Dow Jones Internet Composite Index	0.4479% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	5,003	4,472,652	(243,923)
					$73,564,019	$7,178,212

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.6%
Money Market Funds - 70.6%
1,830,807	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$1,830,807
1,916,434	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	1,916,434
	TOTAL SHORT TERM INVESTMENTS (Cost $3,747,241) (b)	$3,747,241
	TOTAL INVESTMENTS (Cost $3,747,241) - 70.6%	$3,747,241
	Other Assets in Excess of Liabilities - 29.4%	1,557,772
	TOTAL NET ASSETS - 100.0%	$5,305,013

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,747,241.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.2993% representing 1 month LIBOR rate + spread	Total return of Dow Jones Internet Composite Index	Bank of America Merrill Lynch	12/3/2020	6,998	$5,721,820	$(195,708)
0.2979% representing 1 month LIBOR rate + spread	Total return of Dow Jones Internet Composite Index	Credit Suisse Capital LLC	12/11/2020	11,827	10,159,394	160,068
					$15,881,214	$(35,640)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 72.7%
Administrative and Support Services - 2.5%
38,030	Broadridge Financial Solutions, Inc.	$5,232,928
12,350	FactSet Research System, Inc.	3,785,275
131,926	IHS Markit Ltd.	10,668,856
54,024	Moody's Corp.	14,202,909
		33,889,968
Credit Intermediation and Related Activities - 27.6%
124,112	Ally Financial, Inc.	3,311,308
50,335	Associated Banc-Corp	689,086
2,574,436	Bank of America Corp.	61,014,133
13,082	Bank of Hawaii Corp.	793,292
265,531	Bank of New York Mellon Corp.	9,123,645
40,556	Bank OZK	1,004,978
10,409	BOK Financial Corp.	611,425
693,008	Citigroup, Inc.	28,704,391
141,576	Citizens Financial Group, Inc.	3,857,946
46,207	Comerica, Inc.	2,102,881
33,392	Commerce Bancshares, Inc.	2,078,652
3,266	Credit Acceptance Corp. (a)	973,660
101,839	Discover Financial Services	6,620,553
46,824	East West Bancorp, Inc.	1,708,139
107,083	F.N.B. Corp.	809,547
236,300	Fifth Third Bancorp	5,486,886
2,090	First Citizens BancShares, Inc. Class A	967,043
43,038	First Hawaiian, Inc.	742,836
181,221	First Horizon National Corp.	1,886,511
56,588	First Republic Bank	7,138,010
335,524	Huntington Bancshares, Inc.	3,502,871
1,008,156	JPMorgan Chase & Co.	98,839,614
322,752	KeyCorp	4,189,321
2,617	LendingTree, Inc. (a)	846,835
42,535	M&T Bank Corp.	4,405,775
149,381	New York Community Bancorp, Inc.	1,241,356
63,812	Northern Trust Corp.	4,994,565
21,588	OneMain Holdings, Inc.	753,205
38,748	PacWest Bancorp	745,512
140,469	People's United Financial, Inc.	1,498,804
24,535	Pinnacle Financial Partners, Inc.	1,123,458
141,090	PNC Financial Services Group, Inc.	15,785,149
27,562	Popular, Inc.	1,163,116
29,647	Prosperity Bancshares, Inc.	1,633,846
319,212	Regions Financial Corp.	4,245,520
31,671	Rocket Cos., Inc. (a)	577,362
24,638	Santander Consumer USA Holdings, Inc.	501,137
17,274	Signature Bank	1,394,703
124,303	SLM Corp.	1,142,345
116,971	State Street Corp.	6,889,592
64,190	Sterling Bancorp	858,862
17,068	SVB Financial Group (a)	4,961,668
48,571	Synovus Financial Corp.	1,262,846
50,103	TCF Financial Corp.	1,363,303
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
16,224	TFS Financial Corp.	$254,879
448,127	Truist Financial Corp.	18,875,109
452,198	U.S. Bancorp	17,613,112
29,718	Webster Financial Corp.	957,217
1,249,699	Wells Fargo & Co.	26,806,044
32,455	Western Alliance Bancorp	1,337,146
18,953	Wintrust Financial Corp.	933,056
53,632	Zions Bancorp	1,730,705
		372,052,955
Funds, Trusts, and Other Financial Vehicles - 0.3%
184,568	AGNC Investment Corp.	2,578,415
38,673	Carlyle Group, Inc.	963,731
		3,542,146
Insurance Carriers and Related Activities - 25.0%
236,081	Aflac, Inc.	8,014,950
4,601	Alleghany Corp.	2,516,425
104,243	Allstate Corp.	9,251,566
24,132	American Financial Group, Inc.	1,808,452
286,637	American International Group, Inc.	9,026,199
2,448	American Naional Group, Inc.	168,422
76,273	AON PLC	14,034,995
130,624	Arch Capital Group Ltd. (a)	3,946,151
62,549	Arthur J. Gallagher & Co.	6,486,957
19,796	Assurant, Inc.	2,462,028
26,782	Assured Guaranty Ltd.	683,745
38,372	Athene Holding Ltd. (a)	1,230,974
27,564	Axis Capital Holdings Ltd.	1,176,707
637,748	Berkshire Hathaway, Inc. Class B (a)	128,761,321
30,857	Brighthouse Financial, Inc. (a)	1,021,367
78,294	Brown & Brown, Inc.	3,406,572
149,558	Chubb Limited (Switzerland)	19,429,080
49,736	Cincinnati Financial Corp.	3,518,325
9,318	CNA Financial Corp.	277,583
135,058	Equitable Holdings, Inc.	2,902,396
8,352	Erie Indemnity Co. Class A	1,944,930
13,072	Everest Re Group Ltd.	2,576,230
36,020	First American Financial Corp.	1,606,132
34,842	Globe Life, Inc.	2,825,338
13,767	GoHealth, Inc. (a)	142,626
12,561	Hanover Insurance Group, Inc.	1,201,585
118,779	Hartford Financial Services Group, Inc.	4,575,367
20,505	Kemper Corp.	1,264,338
4,218	Lemonade, Inc. (a)	212,123
63,978	Lincoln National Corp.	2,245,628
79,572	Loews Corp.	2,759,557
4,488	Markel Corp. (a)	4,186,406
168,346	Marsh & McLennan Companies, Inc.	17,417,077
9,070	Mercury General Corp.	369,240
255,813	MetLife, Inc.	9,682,522
112,152	MGIC Investment Corp.	1,128,249
94,005	Old Republic International Corp.	1,530,401
13,044	Primerica, Inc.	1,437,971
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
90,235	Principal Financial Group, Inc.	$3,539,017
194,475	Progressive Corp.	17,872,252
131,529	Prudential Financial, Inc.	8,420,487
22,496	Reinsurance Group of America, Inc.	2,272,546
16,803	RenaissanceRe Holdings Ltd.	2,717,381
84,060	Travelers Companies, Inc.	10,146,883
67,510	Unum Group	1,192,227
41,757	Voya Financial, Inc.	2,001,413
46,253	W.R. Berkley Corp.	2,780,730
1,005	White Mountains Insurance Group Ltd.	912,872
42,760	Willis Towers Watson PLC (Ireland)	7,802,845
		336,888,588
Management of Companies and Enterprises - 0.1%
18,604	Cullen/Frost Bankers, Inc.	1,307,303
73,058	Umpqua Holdings Corp.	917,609
		2,224,912
Merchant Wholesalers, Durable Goods - 0.1%
75,314	Jefferies Financial Group, Inc.	1,469,376
Real Estate - 0.4%
466,327	Annaly Capital Management, Inc.	3,306,258
137,618	New Residential Investment Corp.	1,032,135
90,765	Starwood Property Trust, Inc.	1,267,987
		5,606,380
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 16.6%
15,346	Affiliated Managers Group	1,156,628
39,969	Ameriprise Financial, Inc.	6,428,214
56,666	Apollo Global Management, Inc.	2,088,709
32,577	Ares Management Corp.	1,378,007
48,972	BlackRock, Inc.	29,344,512
36,375	CBOE Holdings, Inc.	2,956,924
477,783	Charles Schwab Corp.	19,641,659
118,089	CME Group, Inc.	17,798,374
36,784	Eaton Vance Corp.	2,199,316
13,104	Evercore, Inc.	1,042,292
91,306	FNF Group	2,856,965
89,993	Franklin Resources, Inc.	1,687,369
110,220	Goldman Sachs Group, Inc.	20,835,989
24,359	Interactive Brokers Group, Inc. Class A	1,158,758
179,647	IntercontinentalExchange, Inc.	16,958,677
125,246	Invesco Ltd.	1,641,975
177,035	KKR & Co., Inc.	6,045,745
33,495	Lazard Ltd. Class A	1,127,777
26,074	LPL Investment Holdings, Inc.	2,084,095
12,262	MarketAxess Holdings, Inc.	6,607,379
443,523	Morgan Stanley	21,355,632
7,192	Morningstar, Inc.	1,369,213
27,063	MSCI, Inc. Class A	9,467,720
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities (continued)
38,032	NASDAQ OMX Group, Inc.	$4,601,492
40,768	Raymond James Financial, Inc.	3,116,306
80,129	S&P Global, Inc.	25,860,032
38,310	SEI Investments Co.	1,882,936
75,199	T. Rowe Price Group, Inc.	9,524,705
27,803	Tradeweb Markets Inc.	1,514,707
21,039	Virtu Financial, Inc.	449,814
		224,181,921
	TOTAL COMMON STOCKS (Cost $958,129,771)	$979,856,246
SHORT TERM INVESTMENTS - 27.4%
Money Market Funds - 27.4%
164,864,366	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$164,864,366
19,340,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.00% (b)(††)	19,340,000
185,414,933	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	185,414,933
	TOTAL SHORT TERM INVESTMENTS (Cost $369,619,299)	$369,619,299
	TOTAL INVESTMENTS (Cost $1,327,749,070) - 100.1% (c)	$1,349,475,545
	Liabilities in Excess of Other Assets - (0.1)%	(1,837,307)
	TOTAL NET ASSETS - 100.0%	$1,347,638,238

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,062,497,968.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 1000® Financial Services Index	0.6493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	124,002	$230,203,278	$(7,461,902)
Total return of Russell 1000® Financial Services Index	0.5879% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	618,177	1,049,404,827	67,434,009
Total return of Russell 1000® Financial Services Index	0.6479% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	296,809	522,749,880	11,861,334
Total return of Russell 1000® Financial Services Index	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	5,856	9,193,937	1,401,128
Total return of Russell 1000® Financial Services Index	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	95,000	178,110,022	(6,714,930)
Total return of Russell 1000® Financial Services Index	0.7979% representing 1 month LIBOR rate + spread	Citibank N.A.	6/17/2021	414,162	766,060,344	(21,499,595)
Total return of Russell 1000® Financial Services Index	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	10/20/2021	42,534	79,556,910	(3,181,831)
Total return of Russell 1000® Financial Services Index	0.5479% representing 1 month LIBOR rate + spread	Barclays	11/5/2021	70,000	130,994,696	(5,259,439)
Total return of Russell 1000® Financial Services Index	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	15,000	26,872,009	61,113
Total return of Russell 1000® Financial Services Index	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	25,000	47,222,888	(2,324,236)
					$3,040,368,791	$34,315,651

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 71.4%
Money Market Funds - 71.4%
67,010,782	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$67,010,782
126,905,708	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	126,905,708
	TOTAL SHORT TERM INVESTMENTS (Cost $193,916,490) (b)	$193,916,490
	TOTAL INVESTMENTS (Cost $193,916,490) - 71.4%	$193,916,490
	Other Assets in Excess of Liabilities - 28.6%	77,751,184
	TOTAL NET ASSETS - 100.0%	$271,667,674

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $193,916,490.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.2479% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	Credit Suisse Capital LLC	12/09/2020	53,334	$96,749,177	$792,920
0.4493% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	Bank of America Merrill Lynch	12/9/2020	108,933	202,048,057	6,301,190
0.2979% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	UBS Securities LLC	12/9/2020	52,021	91,364,850	(2,446,638)
0.3979% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	J.P. Morgan	12/9/2020	239,790	410,370,961	(22,209,525)
					$800,533,045	$(17,562,053)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 60.8%
Ambulatory Health Care Services - 0.7%
1,235	DaVita, Inc. (a)	$106,519
1,599	Laboratory Corp. of America Holdings (a)	319,432
2,204	Quest Diagnostics, Inc.	269,196
		695,147
Chemical Manufacturing - 29.9%
29,054	Abbott Laboratories	3,053,866
28,959	AbbVie, Inc.	2,464,411
3,597	Alexion Pharmaceuticals, Inc. (a)	414,158
9,611	Amgen, Inc.	2,085,010
2,597	Biogen, Inc. (a)	654,626
36,985	Bristol-Myers Squibb Co.	2,161,773
2,693	Catalent, Inc. (a)	236,364
13,026	Eli Lilly and Company	1,699,372
20,573	Gilead Sciences, Inc.	1,196,320
2,396	Illumina, Inc. (a)	701,309
3,051	Incyte Corp. (a)	264,339
43,202	Johnson & Johnson	5,923,426
41,504	Merck & Co., Inc.	3,121,516
8,483	Mylan NV (a)	123,343
2,239	Perrigo Co. PLC ADR (Ireland)	98,225
91,184	Pfizer, Inc.	3,235,208
1,716	Regeneron Pharmaceuticals, Inc. (a)	932,749
4,274	Vertex Pharmaceuticals, Inc. (a)	890,531
1,212	West Pharmaceutical Services, Inc.	329,749
7,796	Zoetis, Inc.	1,236,056
		30,822,351
Computer and Electronic Product Manufacturing - 7.5%
5,059	Agilent Technologies, Inc.	516,473
351	Bio-Rad Laboratories, Inc. (a)	205,834
10,360	Danaher Corp.	2,378,034
4,249	Hologic, Inc. (a)	292,416
1,396	IDEXX Laboratories, Inc. (a)	593,049
1,835	PerkinElmer, Inc.	237,724
6,491	Thermo Fisher Scientific, Inc.	3,071,022
1,496	Varian Medical Systems, Inc. (a)	258,509
1,017	Waters Corp. (a)	226,608
		7,779,669
Health and Personal Care Stores - 1.2%
21,474	CVS Health Corp.	1,204,477
Hospitals - 0.7%
4,328	HCA Healthcare, Inc.	536,413
1,275	Universal Health Services, Inc. Class B	139,676
		676,089
Insurance Carriers and Related Activities - 8.1%
4,127	Anthem, Inc.	1,125,846
9,509	Centene Corp.	561,982
6,025	Cigna Corp.	1,005,994
2,171	Humana, Inc.	866,837
15,594	UnitedHealth Group, Inc.	4,758,353
		8,319,012
Shares		Fair Value
Machinery Manufacturing - 0.4%
394	Mettler-Toledo International, Inc. (a)	$393,176
Merchant Wholesalers, Durable Goods - 0.1%
2,343	Henry Schein, Inc. (a)	148,968
Merchant Wholesalers, Nondurable Goods - 0.8%
2,412	AmerisourceBergen Corp.	231,721
4,799	Cardinal Health, Inc.	219,746
2,661	McKesson Corp.	392,471
		843,938
Miscellaneous Manufacturing - 10.6%
739	Abiomed, Inc. (a)	186,139
1,177	Align Technology, Inc. (a)	501,496
8,306	Baxter International, Inc.	644,297
4,756	Becton, Dickinson & Co.	1,099,254
23,476	Boston Scientific Corp. (a)	804,523
3,585	Dentsply Sirona, Inc.	169,176
1,571	DexCom, Inc. (a)	502,060
10,202	Edwards Lifesciences Corp.	731,381
1,920	Intuitive Surgical, Inc. (a)	1,280,794
22,058	Medtronic PLC ADR (Ireland)	2,218,373
2,377	ResMed, Inc.	456,241
1,396	STERIS PLC (Ireland)	247,357
5,362	Stryker Corp.	1,083,178
763	Teleflex, Inc.	242,810
806	The Cooper Companies, Inc.	257,154
3,398	Zimmer Biomet Holdings, Inc.	448,876
		10,873,109
Professional, Scientific, and Technical Services - 0.8%
5,011	Cerner Corp.	351,221
3,138	IQVIA Holdings, Inc. (a)	483,221
		834,442
	TOTAL COMMON STOCKS (Cost $62,108,549)	$62,590,378
SHORT TERM INVESTMENTS - 19.7%
Money Market Funds - 19.7%
3,382,726	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$3,382,726
16,951,103	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	16,951,103
	TOTAL SHORT TERM INVESTMENTS (Cost $20,333,829)	$20,333,829
	TOTAL INVESTMENTS (Cost $82,442,378) - 80.5% (c)	$82,924,207
	Other Assets in Excess of Liabilities - 19.5%	20,114,831
	TOTAL NET ASSETS - 100.0%	$103,039,038

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $73,471,897.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Health Care Select Sector Index	0.5493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	10,484	$11,386,366	$(621,612)
Total return of Health Care Select Sector Index	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/7/2020	101,502	103,414,493	1,362,892
Total return of Health Care Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	83,638	85,858,854	367,259
Total return of Health Care Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	44,443	36,672,131	9,243,843
					$237,331,844	$10,352,382

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 87.1%
Building Material and Garden Equipment and Supplies Dealers - 8.1%
92,393	Lowe's Companies, Inc.	$14,607,334
18,925	Lumber Liquidators Holdings, Inc. (a)	418,621
53,206	The Home Depot, Inc.	14,190,572
		29,216,527
Construction of Buildings - 50.4%
58,825	Beazer Homes USA, Inc. (a)	716,489
57,898	Century Communities, Inc. (a)	2,248,758
660,498	D.R. Horton, Inc.	44,127,871
96,043	Green Brick Partners, Inc. (a)	1,718,209
175,733	KB Home	5,667,389
30,784	Lennar Corp. Class B	1,751,302
548,033	Lennar Corp. Class A	38,488,358
44,063	LGI Homes, Inc. (a)	4,709,453
99,957	M.D.C Holdings, Inc.	4,350,129
56,964	M/I Homes, Inc. (a)	2,330,967
75,046	Meritage Homes Corp. (a)	6,535,756
6,948	NVR, Inc. (a)	27,466,069
535,180	PulteGroup, Inc.	21,813,937
258,825	Taylor Morrison Home Corp. (a)	5,590,620
229,150	Toll Brothers, Inc.	9,688,462
260,079	TRI Pointe Group, Inc. (a)	4,273,098
		181,476,867
Fabricated Metal Product Manufacturing - 0.9%
38,684	PGT Innovations, Inc. (a)	641,381
28,525	Simpson Manufacturing Company, Inc.	2,530,738
		3,172,119
Furniture and Home Furnishings Stores - 1.4%
14,296	Ethan Allen Interiors, Inc.	229,451
68,055	Floor & Decor Holdings, Inc. (a)	4,968,015
		5,197,466
Furniture and Related Product Manufacturing - 0.3%
11,154	American Woodmark Corp. (a)	921,432
Management of Companies and Enterprises - 0.4%
47,055	AZEK Co., Inc. (a)	1,573,519
Merchant Wholesalers, Durable Goods - 8.2%
35,699	Beacon Roofing Supply, Inc. (a)	1,095,959
76,574	Builders FirstSource, Inc. (a)	2,320,192
90,634	Fortune Brands Home & Security, Inc.	7,329,572
86,848	Leggett & Platt, Inc.	3,624,167
22,836	Lennox International, Inc.	6,203,628
39,227	Mohawk Industries, Inc. (a)	4,047,834
21,532	Watsco, Inc.	4,826,182
		29,447,534
Merchant Wholesalers, Nondurable Goods - 4.1%
21,233	The Sherwin Williams Co.	14,607,879
Nonmetallic Mineral Product Manufacturing - 2.0%
27,398	Eagle Materials, Inc.	2,335,680
70,861	Owens Corning	4,639,270
21,517	Quanex Building Products Corp.	391,609
		7,366,559
Shares		Fair Value
Specialty Trade Contractors - 3.9%
45,200	Installed Building Products, Inc. (a)	$4,092,408
66,012	TopBuild Corp. (a)	10,113,698
		14,206,106
Wood Product Manufacturing - 7.4%
17,037	Cavco Industries, Inc. (a)	2,932,749
44,206	JELD-WEN Holding, Inc. (a)	929,652
73,678	Louisiana-Pacific Corp.	2,105,717
171,574	Masco Corp.	9,196,367
16,072	Masonite International Corp. (a)	1,414,336
104,034	Skyline Champion Corp. (a)	2,668,472
75,940	Trex Company, Inc. (a)	5,280,868
40,135	UFP Industries, Inc.	2,003,138
		26,531,299
	TOTAL COMMON STOCKS (Cost $318,142,817)	$313,717,307
SHORT TERM INVESTMENTS - 16.5%
Money Market Funds - 16.5%
17,451,200	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$17,451,200
16,960,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.00% (b)(††)	16,960,000
25,026,687	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	25,026,687
	TOTAL SHORT TERM INVESTMENTS (Cost $59,437,887)	$59,437,887
	TOTAL INVESTMENTS (Cost $377,580,704) - 103.6% (c)	$373,155,194
	Liabilities in Excess of Other Assets - (3.6)%	(13,013,759)
	TOTAL NET ASSETS - 100.0%	$360,141,435

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $227,157,946.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Home Construction Index	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	9,843	$49,459,106	$42,109,200
Total return of Dow Jones U.S. Select Home Construction Index	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	20,742	149,243,253	43,496,967
Total return of Dow Jones U.S. Select Home Construction Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	25,613	149,631,288	88,472,593
Total return of Dow Jones U.S. Select Home Construction Index	0.7979% representing 1 month LIBOR rate + spread	Citibank N.A.	6/17/2021	15,607	124,508,438	20,366,463
Total return of Dow Jones U.S. Select Home Construction Index	0.4946% representing 1 month LIBOR rate + spread	Barclays	11/26/2021	10,840	102,736,031	(2,171,171)
					$575,578,116	$192,274,052

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 67.3%
Administrative and Support Services - 3.0%
599	Equifax, Inc.	$81,823
1,840	IHS Markit Ltd.	148,801
565	Robert Half International, Inc.	28,640
728	Rollins, Inc.	42,115
1,917	Waste Management, Inc.	206,863
		508,242
Air Transportation - 1.9%
609	Alaska Air Group, Inc.	23,075
2,509	American Airlines Group, Inc.	28,302
3,147	Delta Air Lines, Inc.	96,424
2,910	Southwest Airlines Co.	115,032
1,436	United Airlines Holdings (a)	48,623
		311,456
Computer and Electronic Product Manufacturing - 8.9%
1,132	AMETEK, Inc.	111,163
1,663	Fortive Corp.	102,441
3,671	Johnson Controls International PLC ADR (Ireland)	154,953
1,067	L3 Harris Technologies, Inc.	171,904
765	Northrop Grumman Corp.	221,712
2,008	Otis Worldwide Corp.	123,050
7,537	Raytheon Technologies Corp.	409,410
517	Roper Technologies, Inc.	191,983
		1,486,616
Couriers and Messengers - 5.1%
1,189	FedEx Corp.	308,510
3,488	United Parcel Service, Inc. Class B	548,000
		856,510
Electrical Equipment, Appliance, and Component Manufacturing - 3.4%
668	A.O. Smith Corp.	34,529
1,974	Eaton Corp PLC ADR (Ireland)	204,881
2,949	Emerson Electric Co.	191,066
573	Rockwell Automation, Inc.	135,870
		566,346
Fabricated Metal Product Manufacturing - 1.8%
634	Parker Hannifin Corp.	132,100
818	Pentair PLC (Ireland)	40,704
788	Stanley Black & Decker, Inc.	130,966
		303,770
Machinery Manufacturing - 10.9%
4,018	Carrier Global Corp.	134,161
2,671	Caterpillar, Inc.	419,481
729	Cummins, Inc.	160,300
1,546	Deere & Co.	349,257
642	Flowserve Corp.	18,695
43,191	General Electric Co.	320,477
373	IDEX Corp.	63,555
1,832	Ingersoll Rand, Inc. (a)	64,010
268	Snap-on, Inc.	42,218
1,181	Trane Technologies PLC (Ireland)	156,778
888	Xylem, Inc.	77,380
		1,806,312
Shares		Fair Value
Merchant Wholesalers, Durable Goods - 8.1%
2,842	3M Co.	$454,606
1,019	Copart, Inc. (a)	112,457
2,830	Fastenal Co.	122,341
681	Fortune Brands Home & Security, Inc.	55,072
3,463	Honeywell International, Inc.	571,222
200	Huntington Ingalls Industries, Inc.	29,496
		1,345,194
Merchant Wholesalers, Nondurable Goods - 1.7%
1,419	Illinois Tool Works, Inc.	277,954
Miscellaneous Manufacturing - 0.7%
712	Dover Corp.	78,826
1,125	Textron, Inc.	40,275
		119,101
Nonstore Retailers - 0.5%
222	W.W. Grainger, Inc.	77,704
Personal and Laundry Services - 0.8%
429	Cintas Corp.	134,942
Primary Metal Manufacturing - 0.2%
1,937	Howmet Aerospace, Inc.	33,413
Professional, Scientific, and Technical Services - 1.7%
642	Jacobs Engineering Group, Inc.	60,990
1,760	Nielsen Holdings PLC	23,778
182	Teledyne Technologies, Inc. (a)	56,265
802	Verisk Analytics, Inc. Class A	142,732
		283,765
Rail Transportation - 7.4%
3,776	CSX Corp.	298,077
466	Kansas City Southern Railway Co.	82,081
1,258	Norfolk Southern Corp.	263,073
3,350	Union Pacific Corp.	593,587
		1,236,818
Rental and Leasing Services - 0.4%
355	United Rentals, Inc. (a)	63,293
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
456	Allegion PLC ADR (Ireland)	44,916
Specialty Trade Contractors - 0.3%
680	Quanta Services, Inc.	42,452
Support Activities for Transportation - 0.8%
665	C.H. Robinson Worldwide, Inc.	58,806
826	Expeditors International of Washington, Inc.	72,994
		131,800
Transportation Equipment Manufacturing - 7.7%
2,618	Boeing Co.	378,013
1,147	General Dynamics Corp.	150,635
1,214	Lockheed Martin Corp.	425,058
1,708	Paccar, Inc.	145,829
267	TransDigm Group, Inc.	127,468
882	Wabtec Corp.	52,303
		1,279,306

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Truck Transportation - 0.8%
411	J.B. Hunt Transport Services, Inc.	$50,035
475	Old Dominion Freight Line, Inc.	90,426
		140,461
Waste Management and Remediation Services - 0.5%
1,038	Republic Services, Inc.	91,520
Wood Product Manufacturing - 0.4%
1,290	Masco Corp.	69,144
	TOTAL COMMON STOCKS (Cost $11,235,349)	$11,211,035
SHORT TERM INVESTMENTS - 30.2%
Money Market Funds - 30.2%
693,203	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$693,203
1,840,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.00% (b)(††)	1,840,000
2,483,468	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	2,483,468
	TOTAL SHORT TERM INVESTMENTS (Cost $5,016,671)	$5,016,671
	TOTAL INVESTMENTS (Cost $16,252,020) - 97.5% (c)	$16,227,706
	Other Assets in Excess of Liabilities - 2.5%	408,667
	TOTAL NET ASSETS - 100.0%	$16,636,373

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $13,360,460.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Industrials Select Sector Index	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	6,495	$3,913,156	$1,078,151
Total return of Industrials Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	8,647	5,748,412	884,722
Total return of Industrials Select Sector Index	0.7979% representing 1 month LIBOR rate + spread	Citibank N.A.	06/03/2021	14,491	10,189,249	907,473
Total return of Industrials Select Sector Index	0.4478% representing 1 month LIBOR rate + spread	Barclays	11/26/2021	21,033	16,083,192	(17,008)
					$35,934,009	$2,853,338

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 65.9%
Accommodation - 0.9%
1,428	Chatham Lodging Trust	$10,496
21,456	Host Hotels & Resorts, Inc.	224,859
7,169	Park Hotels & Resorts, Inc.	71,188
5,007	Service Property Trust	36,101
3,214	Summit Hotel Properties, Inc.	16,970
6,562	Sunstone Hotel Investors, Inc.	48,690
3,454	Xenia Hotels & Resorts, Inc.	28,461
		436,765
Administrative and Support Services - 0.6%
14,643	Colony Capital, Inc.	52,129
3,642	CoreCivic, Inc.	23,345
8,762	Iron Mountain, Inc.	228,338
		303,812
Credit Intermediation and Related Activities - 0.0% (†)
1,564	Front Yard Residential Corp.	20,942
Data Processing, Hosting and Related Services - 0.5%
3,507	CyrusOne, Inc.	249,172
Forestry and Logging - 0.2%
4,148	Rayonier, Inc.	105,276
Funds, Trusts, and Other Financial Vehicles - 2.0%
2,621	Acadia Realty Trust	24,454
1,640	Agree Realty Corp.	101,795
302	Ashford Hospitality Trust, Inc.	390
2,719	Cedar Realty Trust, Inc.	2,583
6,062	Diamondrock Hospitality Co.	29,946
1,188	EastGroup Properties, Inc.	158,099
3,871	First Industrial Realty Trust, Inc.	154,104
3,267	Franklin Street Properties Corp. (a)	13,721
1,070	Getty Realty Corp.	28,120
1,034	Gladstone Commercial Corp.	16,802
8,339	Lexington Realty Trust	82,806
2,830	Monmouth Real Estate Investment Corp. Class A	39,195
1,357	National Health Investors, Inc.	76,060
498	One Liberty Properties, Inc.	7,684
628	PS Business Parks, Inc.	71,611
421	Saul Centers, Inc.	10,420
4,700	SITE Centers Corp.	32,007
3,135	Spirit Realty Capital, Inc.	94,207
2,846	Tanger Factory Outlet Centers, Inc.	17,617
1,127	UMH Properties, Inc.	15,361
399	Universal Health Realty Income Trust	21,335
910	Urstadt Biddle Properties, Inc. Class A	8,654
		1,006,971
Heavy and Civil Engineering Construction - 0.1%
984	St. Joe Co. (a)	26,607
Insurance Carriers and Related Activities - 0.0% (†)
918	Braemar Hotels & Resorts, Inc.	2,222
Paper Manufacturing - 0.2%
2,038	PotlatchDeltic Corp.	84,679
Shares		Fair Value
Professional, Scientific, and Technical Services - 1.4%
3,927	Extra Space Storage, Inc.	$455,336
2,626	Lamar Advertising Co.	162,707
4,393	Outfront Media, Inc.	57,592
		675,635
Real Estate - 50.0%
2,091	Alexander & Baldwin, Inc.	26,869
71	Alexander's, Inc.	17,266
3,840	Alexandria Real Estate Equities, Inc.	581,837
161	Altisource Portfolio Solutions S.A. (a)	1,792
1,551	American Assets Trust, Inc.	32,462
4,187	American Campus Communities, Inc.	156,845
8,226	American Homes 4 Rent	232,549
13,492	American Tower Corp.	3,098,438
6,095	Americold Realty Trust	220,822
4,531	Apartment Investment & Management Co. Class A	144,539
6,452	Apple Hospitality REIT, Inc.	63,875
1,718	Armada Hoffler Properties, Inc.	15,479
4,282	AvalonBay Communities, Inc.	595,755
4,492	Boston Properties, Inc.	325,266
5,189	Brandywine Realty Trust	45,456
9,022	Brixmor Property Group, Inc.	98,881
2,962	Camden Property Trust	273,215
2,914	CareTrust REIT, Inc.	49,829
1,479	CatchMark Timber Trust, Inc.	12,853
10,199	CBRE Group, Inc. Class A (a)	514,030
1,450	City Office REIT, Inc.	9,164
3,480	Columbia Property Trust, Inc.	36,818
642	Community Healthcare Trust, Inc.	29,725
1,238	CorePoint Lodging, Inc.	5,918
1,155	CoreSite Realty Corp.	137,861
3,415	Corporate Office Properties Trust	76,598
4,520	Cousins Properties, Inc.	115,170
5,891	CubeSmart	199,882
3,354	Cushman & Wakefield PLC (United Kingdom) (a)	39,309
8,165	Digital Realty Trust, Inc.	1,178,209
7,241	Diversified Healthcare Trust	20,963
5,070	Douglas Emmett, Inc.	119,652
11,212	Duke Realty Corp.	425,944
2,288	Easterly Government Properties, Inc.	47,819
4,510	Empire State Realty Trust, Inc.	24,264
2,357	EPR Properties	56,191
3,697	Equity Commonwealth	97,675
5,267	Equity Lifestyle Properties, Inc.	311,754
11,323	Equity Residential	531,955
2,799	Essential Properties Realty Trust, Inc.	46,239
1,988	Essex Property Trust, Inc.	406,725
811	eXp World Holdings, Inc. (a)	34,378
2,186	Federal Realty Investment Trust	150,353
1,578	Five Point Holdings, LLC (a)	6,612
513	Forestar Group, Inc. (a)	8,536

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Real Estate (continued)
2,141	Four Corners Property Trust, Inc.	$54,253
6,417	Gaming & Leisure Properties, Inc.	233,258
1,300	Global Medical REIT, Inc.	16,159
2,724	Global Net Lease, Inc.	38,763
4,108	Healthcare Realty Trust, Inc.	114,202
6,649	Healthcare Trust of America, Inc. Class A	161,571
16,381	Healthpeak Properties, Inc.	441,796
1,059	Hersha Hospitality Trust	5,189
3,162	Highwoods Properties, Inc.	94,133
1,255	Howard Hughes Corp. (a)	78,048
4,668	Hudson Pacific Properties, Inc.	89,906
2,882	Independence Realty Trust, Inc.	35,016
1,981	Industrial Logistics Properties Trust	37,996
650	Innovative Industrial Properties, Inc.	75,809
368	Investors Real Estate Trust	24,807
16,550	Invitation Homes, Inc.	451,153
2,328	iStar, Inc.	27,470
3,660	JBG SMITH Properties	85,461
1,571	Jones Lang LaSalle, Inc.	177,303
3,929	Kennedy-Wilson Holdings, Inc.	51,784
3,152	Kilroy Realty Corp.	148,396
13,163	Kimco Realty Corp.	135,052
2,560	Kite Realty Group Trust	26,522
1,424	Life Storage, Inc.	162,550
1,193	LTC Properties, Inc.	39,381
3,229	Macerich Co.	22,474
2,756	Mack-Cali Realty Corp.	30,288
720	Marcus & Millichap, Inc. (a)	22,486
16,077	Medical Properties Trust, Inc.	286,492
3,999	MGM Growth Properties LLC	105,774
3,478	Mid-America Apartment Communities, Inc.	405,639
5,233	National Retail Properties, Inc.	167,508
2,075	National Storage Affiliates Trust	70,322
2,522	New Senior Investment Group, Inc.	9,861
4,539	Newmark Group, Inc.	21,492
593	NexPoint Residential Trust, Inc.	26,282
1,467	Office Properties Income Trust	27,007
6,903	Omega Healthcare Investors, Inc.	198,875
5,400	Paramount Group, Inc.	31,212
3,981	Pebblebrook Hotel Trust	47,692
2,041	Pennsylvania REIT	1,018
6,166	Physicians Realty Trust	103,959
3,833	Piedmont Office Realty Trust, Inc. Class A	43,773
1,450	Preferred Apartment Communities, Inc.	7,830
22,475	Prologis, Inc.	2,229,520
4,787	Public Storage	1,096,558
1,836	QTS Realty Trust, Inc. Class A	112,932
3,512	Realogy Holdings Corp. (a)	39,194
10,451	Realty Income Corp.	604,695
Shares		Fair Value
Real Estate (continued)
2,849	Redfin Corp. (a)	$119,003
5,161	Regency Centers Corp.	183,680
3,540	Retail Opportunity Investments Corp.	34,444
6,515	Retail Properties of America, Inc. Class A	34,139
514	Retail Value, Inc.	6,425
3,731	Rexford Industrial Realty, Inc.	173,342
5,025	RLJ Lodging Trust	41,105
2,451	RPT Realty	11,985
1,592	Ryman Hospitality Properties, Inc.	63,441
6,255	Sabra Health Care REIT, Inc.	82,316
390	Safehold, Inc.	26,840
1,116	Seritage Growth Properties (a)	14,207
9,305	Simon Property Group, Inc.	584,447
2,330	SL Green Realty Corp.	99,747
4,526	Stag Industrial, Inc.	140,849
7,067	Store Capital Corp.	181,622
2,992	Sun Communities, Inc.	411,789
1,876	Taubman Centers, Inc.	62,696
678	Tejon Ranch Co. (a)	9,295
2,059	Terreno Realty Corp.	115,881
3,693	The GEO Group, Inc.	32,720
468	The RMR Group LLC	12,477
8,976	UDR, Inc.	280,410
5,611	Uniti Group, Inc.	49,489
3,544	Urban Edge Properties	33,314
11,354	Ventas, Inc.	448,142
32,803	VEREIT, Inc.	203,379
14,262	VICI Properties, Inc.	327,313
4,943	Vornado Realty Trust	151,898
5,703	Washington Prime Group, Inc.	3,339
2,505	Washington REIT	43,787
3,705	Weingarten Realty Investors	58,761
12,703	Welltower, Inc.	683,040
22,712	Weyerhaeuser Co.	619,810
1,155	Whitestone REIT	6,884
5,246	WP Carey, Inc.	328,452
		24,825,101
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
3,301	American Finance Trust, Inc.	19,030
551	RE/MAX Holdings, Inc.	17,820
		36,850
Telecommunications - 9.9%
12,684	Crown Castle International Corp.	1,981,241
2,692	Equinix, Inc.	1,968,498
3,398	SBA Communications Corp.	986,677
		4,936,416
Utilities — 0.0% (†)
415	CorEnergy Infrastructure Trust, Inc.	1,942
	TOTAL COMMON STOCKS (Cost $32,789,657)	$32,712,390

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 29.7%
Money Market Funds - 29.7%
11,435,151	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$11,435,151
3,312,108	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	3,312,108
	TOTAL SHORT TERM INVESTMENTS (Cost $14,747,259)	$14,747,259
	TOTAL INVESTMENTS (Cost $47,536,916) - 95.6% (c)	$47,459,649
	Other Assets in Excess of Liabilities - 4.4%	2,198,996
	TOTAL NET ASSETS - 100.0%	$49,658,645

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $42,228,506.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of MSCI US IMI Real Estate 25/50 Index	0.1493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	47,632	$46,124,147	$(1,758,812)
Total return of MSCI US IMI Real Estate 25/50 Index	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	15,533	12,144,418	2,461,066
Total return of MSCI US IMI Real Estate 25/50 Index	0.3979% representing 1 month LIBOR rate + spread	JP Morgan	12/9/2020	9,038	8,649,623	(274,210)
Total return of MSCI US IMI Real Estate 25/50 Index	0.4979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	53,399	52,607,535	(3,033,591)
					$119,525,723	$(2,605,547)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 59.8%
Money Market Funds - 59.8%
14,027,989	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$14,027,989
13,045,002	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	13,045,002
	TOTAL SHORT TERM INVESTMENTS (Cost $27,072,991) (b)	$27,072,991
	TOTAL INVESTMENTS (Cost $27,072,991) - 59.8%	$27,072,991
	Other Assets in Excess of Liabilities - 40.2%	18,210,306
	TOTAL NET ASSETS - 100.0%	$45,283,297

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $27,072,991.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.3479% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	UBS Securities LLC	12/9/2020	16,361	$15,260,752	$21,061
(0.0508)% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Bank of America Merrill Lynch	12/10/2020	51,533	48,814,464	772,129
0.2979% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Credit Suisse Capital LLC	12/11/2020	53,214	51,599,084	2,206,887
(0.1021)% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	J.P. Morgan	5/3/2021	25,655	24,567,730	797,879
					$140,242,030	$3,797,956

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 62.8%
Administrative and Support Services - 2.6%
7,890	Royalty Pharma PLC (United Kingdom)	$289,563
Ambulatory Health Care Services - 2.0%
3,268	Axsome Therapeutics, Inc. (a)	216,701
Chemical Manufacturing - 50.9%
6,903	Aerie Pharmaceuticals, Inc. (a)	73,241
2,192	Amphastar Pharmaceuticals, Inc. (a)	42,941
7,545	BioDelivery Sciences International, Inc. (a)	23,842
5,157	Bristol-Myers Squibb Co.	301,427
3,259	Cara Therapeutics, Inc. (a)	43,214
3,679	Catalent, Inc. (a)	322,906
2,789	Collegium Pharmaceutical, Inc. (a)	49,728
6,032	Corcept Therapeutics, Inc. (a)	101,217
9,120	CymaBay Therapeutics, Inc. (a)	75,878
11,236	Elanco Animal Health, Inc. (a)	348,428
2,055	Eli Lilly and Company	268,095
4,313	Horizon Therapeutics PLC (Ireland) (a)	323,173
5,635	Innoviva, Inc. (a)	60,914
4,226	Intra-Cellular Therapies, Inc. (a)	104,255
2,225	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	320,623
2,059	Johnson & Johnson	282,310
3,602	Merck & Co., Inc.	270,906
19,848	Mylan NV (a)	288,590
2,286	MyoKardia, Inc. (a)	510,990
7,971	Nektar Therapeutics (a)	126,261
4,192	Pacira Pharmaceuticals, Inc. (a)	219,242
6,258	Perrigo Co. PLC ADR (Ireland)	274,539
8,436	Pfizer, Inc.	299,309
498	Phathom Pharmaceuticals, Inc. (a)	19,601
2,935	Prestige Consumer Healthcare, Inc. (a)	96,943
6,200	Provention Bio, Inc. (a)	73,532
982	Relmada Therapeutics, Inc. (a)	30,373
2,894	Revance Therapeutics, Inc. (a)	74,897
3,763	Supernus Pharmaceuticals, Inc. (a)	69,089
3,744	Theravance Biopharma, Inc. (a)	70,799
1,918	Zoetis, Inc.	304,099
6,691	Zogenix, Inc. (a)	142,652
		5,614,014
Computer and Electronic Product Manufacturing - 0.5%
5,370	Ocular Therapeutix, Inc. (a)	51,015
Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 2.3%
11,540	Amneal Pharmaceuticals, Inc. (a)	$48,006
41,554	Endo International PLC (Ireland) (a)	189,902
1,210	Phibro Animal Health Corp.	19,892
		257,800
Miscellaneous Manufacturing - 0.3%
2,117	Intersect ENT, Inc. (a)	32,813
Professional, Scientific, and Technical Services - 4.2%
3,826	Arvinas, Inc. (a)	80,002
3,684	Omeros Corp. (a)	37,356
3,006	Reata Pharmaceuticals, Inc. (a)	350,830
		468,188
	TOTAL COMMON STOCKS (Cost $6,932,782)	$6,930,094
SHORT TERM INVESTMENTS - 16.7%
Money Market Funds - 16.7%
1,345,833	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$1,345,833
493,084	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	493,084
	TOTAL SHORT TERM INVESTMENTS (Cost $1,838,917)	$1,838,917
	TOTAL INVESTMENTS (Cost $8,771,699) - 79.5% (c)	$8,769,011
	Other Assets in Excess of Liabilities - 20.5%	2,260,409
	TOTAL NET ASSETS - 100.0%	$11,029,420

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,166,196.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Pharmaceuticals Select Industry Index	0.3979% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	2,554	$10,585,362	$2,407,820
Total return of S&P Pharmaceuticals Select Industry Index	0.7979% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	516	2,735,852	(115,407)
Total return of S&P Pharmaceuticals Select Industry Index	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2020	2,080	9,659,066	913,903
					$22,980,280	$3,206,316

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 48.5%
Credit Intermediation and Related Activities - 46.1%
1,465	1st Source Corp.	$49,063
1,366	Allegiance Bancshares, Inc.	38,658
8,679	Ameris Bancorp	254,295
29,331	Associated Banc-Corp	401,541
7,705	Atlantic Union Bankshares Corp.	194,859
2,305	BancFirst Corp.	102,457
11,193	BancorpSouth Bank	262,028
6,700	Bank of Hawaii Corp.	406,288
23,303	Bank OZK	577,448
20,295	BankUnited, Inc.	512,449
4,498	Banner Corp.	165,841
14,265	Berkshire Hills Bancorp, Inc.	185,873
5,882	BOK Financial Corp.	345,509
12,364	Boston Private Financial Holdings, Inc.	76,410
8,336	Brookline Bancorp, Inc.	79,859
38,873	Cadence Bancorporation	436,155
1,296	Camden National Corp.	41,433
8,632	Cathay General Bancorp	203,111
4,411	Central Pacific Financial Corp.	60,739
56,187	CIT Group, Inc.	1,654,707
64,016	Citizens Financial Group, Inc.	1,744,436
1,798	City Holding Co.	108,653
10,562	Columbia Banking System, Inc.	300,066
38,241	Comerica, Inc.	1,740,348
9,574	Commerce Bancshares, Inc.	595,982
5,418	Community Bank System, Inc.	314,190
3,287	ConnectOne Bancorp, Inc.	50,718
4,885	Customers Bancorp, Inc. (a)	67,511
14,994	CVB Financial Corp.	262,395
4,967	Dime Community Bancshares, Inc.	62,833
3,629	Eagle Bancorp, Inc. (a)	108,580
21,186	East West Bancorp, Inc.	772,865
2,637	Enterprise Financial Services Corp.	76,763
57,350	F.N.B. Corp.	433,566
3,240	FB Financial Corp.	95,580
82,465	Fifth Third Bancorp	1,914,837
3,142	First Bancorp	75,691
35,980	First BanCorp	233,510
3,895	First Busey Corp.	70,071
1,130	First Citizens BancShares, Inc. Class A	522,851
15,101	First Commonwealth Financial Corp.	130,171
10,658	First Financial Bancorp	152,409
10,822	First Financial Bankshares, Inc.	322,604
30,406	First Hawaiian, Inc.	524,808
158,462	First Horizon National Corp.	1,649,589
5,263	First Merchants Corp.	137,417
15,589	First Midwest Bancorp, Inc.	195,642
16,222	First Republic Bank	2,046,243
28,192	Fulton Financial Corp.	309,830
9,376	Glacier Bancorp, Inc.	335,661
14,724	Great Western Bancorp, Inc.	191,265
12,753	Hancock Holding Co.	291,661
6,623	HarborOne Bancorp, Inc.	62,256
2,635	Heartland Financial USA, Inc.	86,797
5,812	Heritage Commerce Corp.	42,137
4,495	Heritage Financial Corp.	94,215
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
8,661	Hilltop Holdings, Inc.	$197,557
20,780	Home Bancshares, Inc.	344,948
24,587	Hope Bancorp, Inc.	198,417
179,290	Huntington Bancshares, Inc.	1,871,788
3,334	Independent Bank Corp. (Massachusetts)	191,005
2,373	Independent Bank Corp. (Michigan)	35,524
8,071	Independent Bank Group, Inc.	416,302
4,203	International Bancshares Corp.	116,339
41,183	Investors Bancorp, Inc.	348,408
140,414	KeyCorp	1,822,574
3,735	Lakeland Bancorp, Inc.	41,571
2,762	Lakeland Financial Corp.	141,221
3,057	Live Oak Bancshares, Inc.	113,965
17,075	M&T Bank Corp.	1,768,629
3,383	NBT Bancorp, Inc.	92,627
572	Nicolet Bankshares, Inc. (a)	35,292
5,438	OceanFirst Financial Corp.	81,407
7,913	OFG Bancorp	113,868
20,008	Old National Bancorp	279,712
11,247	Pacific Premier Bancorp, Inc.	286,799
30,242	PacWest Bancorp	581,856
105,862	People's United Financial, Inc.	1,129,548
8,381	Pinnacle Financial Partners, Inc.	383,766
15,671	PNC Financial Services Group, Inc.	1,753,271
15,907	Popular, Inc.	671,275
1,831	Preferred Bank	61,943
13,472	Prosperity Bancshares, Inc.	742,442
150,653	Regions Financial Corp.	2,003,685
5,373	Renasant Corp.	153,184
5,097	S&T Bancorp, Inc.	100,870
5,545	Sandy Spring Bancorp, Inc.	140,566
6,026	Seacoast Banking Corp. of Florida (a)	129,438
9,916	Signature Bank	800,618
13,825	Simmons First National Corp.	234,887
3,231	Southside Bancshares, Inc.	87,108
63,236	Sterling Bancorp	846,098
6,593	SVB Financial Group (a)	1,916,585
30,117	Synovus Financial Corp.	783,042
18,577	TCF Financial Corp.	505,480
12,531	Texas Capital Bancshares, Inc. (a)	563,895
7,947	The Bancorp, Inc. (a)	76,291
891	Tompkins Financial Corp.	49,887
2,166	TriCo Bancshares	62,662
2,257	Triumph Bancorp, Inc. (a)	95,087
45,398	Truist Financial Corp.	1,912,164
8,314	Trustmark Corp.	194,464
5,690	UMB Financial Corp.	346,350
12,560	United Bankshares, Inc.	329,449
12,481	United Community Banks, Inc.	261,352
2,597	Univest Corp. of Pennsylvania	41,188
54,149	Valley National Bancorp	413,698
17,447	Webster Financial Corp.	561,968
6,438	WesBanco, Inc.	156,379
2,773	Westamerica Bancorp	145,222
15,815	Western Alliance Bancorp	651,578
8,440	Wintrust Financial Corp.	415,501
43,159	Zions Bancorp	1,392,741
		51,366,365
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Management of Companies and Enterprises - 2.3%
6,135	Banc of California, Inc.	$73,620
2,008	Bryn Mawr Bank Corp.	53,935
9,684	Cullen/Frost Bankers, Inc.	680,495
4,973	First Foundation, Inc. (a)	73,948
5,137	First Interstate BancSystem, Inc.	181,336
2,972	National Bank Holdings Corp.	89,606
1,494	Park National Corp.	136,925
4,001	ServisFirst Bancshares, Inc.	147,637
8,986	South State Corp.	551,740
41,155	Umpqua Holdings Corp.	516,907
5,460	Veritex Holdings, Inc.	107,726
		2,613,875
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
1,535	QCR Holdings, Inc.	47,631
3,148	TriState Capital Holdings, Inc. (a)	39,634
		87,265
	TOTAL COMMON STOCKS (Cost $51,817,996)	$54,067,505
SHORT TERM INVESTMENTS - 22.7%
Money Market Funds - 22.7%
10,313,813	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$10,313,813
14,925,518	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	14,925,518
	TOTAL SHORT TERM INVESTMENTS (Cost $25,239,331)	$25,239,331
	TOTAL INVESTMENTS (Cost $77,057,327) - 71.2% (c)	$79,306,836
	Other Assets in Excess of Liabilities - 28.8%	32,089,712
	TOTAL NET ASSETS - 100.0%	$111,396,548

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $72,868,616.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Regional Banks Select Industry Index	0.4979% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	100,999	$110,632,696	$20,681,429
Total return of S&P Regional Banks Select Industry Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/16/2020	92,940	108,545,002	11,642,833
Total return of S&P Regional Banks Select Industry Index	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	4/19/2021	23,361	29,929,487	205,480
					$249,107,185	$32,529,742

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 41.1%
Administrative and Support Services - 0.5%
66	Booking Holdings, Inc. (a)	$107,085
Broadcasting (except Internet) - 0.3%
10,919	Qurate Retail, Inc.	73,922
Clothing and Clothing Accessories Stores - 7.6%
8,139	Abercrombie & Fitch Co. Class A	115,736
8,417	American Eagle Outfitters, Inc.	115,397
4,048	Boot Barn Holdings, Inc. (a)	129,617
19,105	Designer Brands, Inc.	82,725
6,976	Gap, Inc.	135,683
9,955	Guess?, Inc.	117,270
4,145	L Brands, Inc.	132,681
8,021	Nordstrom, Inc.	97,054
1,286	Ross Stores, Inc.	109,529
6,528	Signet Jewelers Ltd.	145,444
3,969	The Buckle, Inc.	95,097
1,020	Tiffany & Co.	133,457
2,144	TJX Companies, Inc.	108,915
5,126	Urban Outfitters, Inc. (a)	114,515
2,637	Zumiez, Inc. (a)	73,836
		1,706,956
Data Processing, Hosting and Related Services - 0.5%
1,643	Shutterstock, Inc.	107,534
Electronics and Appliance Stores - 0.5%
1,084	Best Buy Co., Inc.	120,920
Food and Beverage Stores - 2.4%
3,002	Grocery Outlet Holding Corp. (a)	132,148
1,678	Grubhub, Inc. (a)	124,105
1,004	Ingles Markets, Inc.	36,004
3,377	Kroger Co.	108,773
5,368	Sprouts Farmers Market, Inc. (a)	102,260
995	Weis Markets, Inc.	45,183
		548,473
Food Services and Drinking Places - 1.0%
648	Casey's General Stores, Inc.	109,233
460	Wayfair, Inc. (a)	114,094
		223,327
General Merchandise Stores - 6.4%
2,452	Big Lots, Inc.	116,715
2,849	BJ's Wholesale Club Holdings, Inc. (a)	109,088
571	Burlington Stores, Inc. (a)	110,534
342	Costco Wholesale Corp.	122,306
579	Dollar General Corp.	120,843
1,289	Dollar Tree, Inc. (a)	116,423
893	Five Below, Inc. (a)	119,073
5,442	Kohl's Corp.	115,860
16,463	Macy's, Inc.	102,235
814	PriceSmart, Inc.	56,166
786	Target Corp.	119,645
843	Tractor Supply Co.	112,296
849	Wal-Mart Stores, Inc.	117,799
		1,438,983
Health and Personal Care Stores - 1.9%
4,001	Petmed Express, Inc.	118,350
9,844	Rite Aid Corp. (a)	89,974
Shares		Fair Value
Health and Personal Care Stores (continued)
507	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	$104,832
3,345	Walgreens Boots Alliance, Inc.	113,864
		427,020
Merchant Wholesalers, Durable Goods - 0.2%
425	America's Car-Mart, Inc. (a)	36,771
Merchant Wholesalers, Nondurable Goods - 0.6%
3,393	Foot Locker, Inc.	125,134
Miscellaneous Manufacturing - 0.6%
3,105	National Vision Holdings, Inc. (a)	125,225
Miscellaneous Store Retailers - 3.5%
4,971	1-800-Flowers.com, Inc. (a)	98,575
2,157	Chewy, Inc. (a)	132,871
1,048	Etsy, Inc. (a)	127,426
1,310	Ollie's Bargain Outlet Holdings, Inc. (a)	114,088
3,954	Rent-A-Center, Inc.	122,179
10,600	Sally Beauty Holdings, Inc. (a)	88,722
5,462	The ODP Corp.	106,509
		790,370
Motor Vehicle and Parts Dealers - 6.6%
750	Advance Auto Parts, Inc.	110,460
1,109	Asbury Automotive Group, Inc. (a)	114,205
2,114	AutoNation, Inc. (a)	119,927
94	AutoZone, Inc. (a)	106,124
1,142	CarMax, Inc. (a)	98,714
11,953	CarParts.com, Inc. (a)	151,684
666	Carvana Co. (a)	123,443
1,319	Group 1 Automotive, Inc.	139,920
3,031	MarineMax, Inc. (a)	90,869
835	Murphy USA, Inc. (a)	102,112
244	O'Reilly Automotive, Inc. (a)	106,530
2,420	Penske Automotive Group, Inc.	123,807
2,859	Sonic Automotive, Inc.	103,096
		1,490,891
Nonstore Retailers - 2.1%
37	Amazon.com, Inc. (a)	112,338
2,199	eBay, Inc.	104,738
1,781	Overstock.com, Inc. (a)	99,914
4,307	Stitch Fix, Inc. (a)	148,290
		465,280
Professional, Scientific, and Technical Services - 1.9%
3,583	Groupon, Inc. (a)	69,474
20,434	Magnite, Inc. (a)	184,519
4,860	Quotient Technology, Inc. (a)	43,254
551	Stamps.Com., Inc. (a)	123,005
		420,252
Repair and Maintenance - 0.5%
2,669	Monro Muffler Brake, Inc.	112,258
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.4%
3,370	Camping World Holdings, Inc.	89,103

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 2.6%
2,063	Dick's Sporting Goods, Inc.	$116,869
19,058	GameStop Corp. Class A (a)	199,537
1,955	Hibbett Sports, Inc. (a)	73,919
8,727	Sportsman's Warehouse Holdings, Inc. (a)	113,626
11,149	The Michaels Companies, Inc. (a)	90,418
		594,369
Support Activities for Transportation - 0.5%
1,225	Expedia, Inc.	115,334
Truck Transportation - 0.5%
486	Lithia Motors, Inc. Class A	111,572
	TOTAL COMMON STOCKS (Cost $8,481,322)	$9,230,779
SHORT TERM INVESTMENTS - 35.6%
Money Market Funds - 35.6%
976,430	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$976,430
7,028,743	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	7,028,743
	TOTAL SHORT TERM INVESTMENTS (Cost $8,005,173)	$8,005,173
	TOTAL INVESTMENTS (Cost $16,486,495) - 76.7% (c)	$17,235,952
	Other Assets in Excess of Liabilities - 23.3%	5,249,215
	TOTAL NET ASSETS - 100.0%	$22,485,167

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,040,943.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Retail Select Industry® Index	0.4979% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	1,851	$5,856,147	$3,731,904
Total return of S&P Retail Select Industry® Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	3,632	16,360,649	2,437,145
Total return of S&P Retail Select Industry® Index	0.5479% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	5,300	20,179,095	7,270,971
Total return of S&P Retail Select Industry® Index	0.3479% representing 1 month LIBOR rate + spread	Citibank N.A.	10/21/2021	468	2,573,119	(150,570)
					$44,969,010	$13,289,450

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 15.9%
Accommodation - 0.2%
2,736	MGM Resorts International	$56,279
Air Transportation - 0.5%
1,285	Alaska Air Group, Inc.	48,689
3,393	American Airlines Group, Inc.	38,273
1,453	United Airlines Holdings (a)	49,198
		136,160
Amusement, Gambling, and Recreation Industries - 0.3%
266	Global Payments, Inc.	41,959
602	Wynn Resorts Ltd.	43,603
		85,562
Apparel Manufacturing - 0.4%
1,074	PVH Corp.	62,603
4,226	Under Armour, Inc. Class A (a)	58,488
		121,091
Broadcasting (except Internet) - 0.3%
1,373	Dish Network Corp. (a)	34,998
1,618	ViacomCBS, Inc. Class B	46,226
		81,224
Chemical Manufacturing - 0.3%
728	LyondellBasell Industries N.V. Class A ADR (Netherlands)	49,832
2,545	Mosaic Co.	47,082
		96,914
Clothing and Clothing Accessories Stores - 0.4%
3,438	Gap, Inc.	66,869
1,924	L Brands, Inc.	61,587
		128,456
Computer and Electronic Product Manufacturing - 0.8%
493	Microchip Technology, Inc.	51,804
1,005	Micron Technology, Inc. (a)	50,592
97	NVIDIA Corp.	48,632
304	Skyworks Solutions, Inc.	42,952
1,413	Western Digital Corp.	53,313
		247,293
Credit Intermediation and Related Activities - 2.6%
491	American Express Co.	44,799
1,820	Bank of America Corp.	43,134
1,034	Citigroup, Inc.	42,828
2,106	Citizens Financial Group, Inc.	57,388
1,196	Comerica, Inc.	54,430
1,159	Discover Financial Services	75,347
2,644	Fifth Third Bancorp	61,394
4,354	KeyCorp	56,515
418	PNC Financial Services Group, Inc.	46,766
4,334	Regions Financial Corp.	57,642
636	State Street Corp.	37,460
205	SVB Financial Group (a)	59,594
2,266	Synchrony Financial	56,695
1,249	Truist Financial Corp.	52,608
1,829	Wells Fargo & Co.	39,232
		785,832
Electrical Equipment, Appliance, and Component Manufacturing - 0.2%
258	Whirlpool Corp.	47,720
Shares		Fair Value
Fabricated Metal Product Manufacturing - 0.3%
235	Parker Hannifin Corp.	$48,965
322	Stanley Black & Decker, Inc.	53,516
		102,481
Food Services and Drinking Places - 0.2%
629	Darden Restaurants, Inc.	57,818
Hospitals - 0.1%
391	Universal Health Services, Inc. Class B	42,834
Insurance Carriers and Related Activities - 1.2%
1,658	American International Group, Inc.	52,210
1,955	Lincoln National Corp.	68,621
1,227	Loews Corp.	42,552
1,254	MetLife, Inc.	47,464
1,116	Principal Financial Group, Inc.	43,770
770	Prudential Financial, Inc.	49,295
3,123	Unum Group	55,152
		359,064
Leather and Allied Product Manufacturing - 0.3%
3,733	Tapestry, Inc.	82,985
Machinery Manufacturing - 0.7%
717	Applied Materials, Inc.	42,468
2,884	Baker Hughes, a GE Co.	42,597
136	Lam Research Corp.	46,523
4,214	National Oilwell Varco, Inc.	35,397
6,208	TechnipFMC PLC (United Kingdom)	34,330
		201,315
Management of Companies and Enterprises - 0.2%
787	Capital One Financial Corp.	57,514
Merchant Wholesalers, Durable Goods - 0.8%
228	KLA-Tencor Corp.	44,957
1,243	Leggett & Platt, Inc.	51,871
1,426	LKQ Corp. (a)	45,618
1,557	WestRock Co.	58,465
2,474	Xerox Corp.	42,998
		243,909
Mining (except Oil and Gas) - 0.2%
3,882	Freeport-McMoRan Copper & Gold, Inc.	67,314
Miscellaneous Manufacturing - 0.4%
153	Align Technology, Inc. (a)	65,190
1,257	Textron, Inc.	45,001
		110,191
Oil and Gas Extraction - 0.5%
4,042	Apache Corp.	33,548
4,616	Devon Energy Corp.	41,221
7,996	Marathon Oil Corp.	31,664
4,090	Occidental Petroleum Corp.	37,342
		143,775
Petroleum and Coal Products Manufacturing - 0.5%
497	Chevron Corp.	34,541
1,188	ConocoPhillips	34,001
1,427	Marathon Petroleum Corp.	42,096
916	Valero Energy Corp.	35,367
		146,005

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Primary Metal Manufacturing - 0.2%
2,692	Howmet Aerospace, Inc.	$46,437
Professional, Scientific, and Technical Services - 0.2%
3,183	DXC Technology Co.	58,631
Publishing Industries (except Internet) - 0.2%
162	Paycom Software, Inc. (a)	58,982
Real Estate - 0.9%
968	CBRE Group, Inc. Class A (a)	48,787
730	Simon Property Group, Inc.	45,851
1,012	SL Green Realty Corp.	43,324
1,240	Ventas, Inc.	48,943
788	Welltower, Inc.	42,371
2,007	Weyerhaeuser Co.	54,771
		284,047
Rental and Leasing Services - 0.2%
282	United Rentals, Inc. (a)	50,278
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.9%
386	Ameriprise Financial, Inc.	62,080
1,027	Dow, Inc.	46,718
5,161	Invesco Ltd.	67,661
952	Morgan Stanley	45,839
591	Raymond James Financial, Inc.	45,176
		267,474
Support Activities for Mining - 0.6%
1,087	Diamondback Energy, Inc.	28,219
3,692	Halliburton Co.	44,526
899	Hess Corp.	33,461
449	Pioneer Natural Resources Co.	35,722
2,525	Schlumberger Ltd.	37,723
		179,651
Transportation Equipment Manufacturing - 0.5%
548	Aptiv PLC ADR (Ireland)	52,877
313	Boeing Co.	45,194
89	TransDigm Group, Inc.	42,489
		140,560
Utilities - 0.2%
1,820	ONEOK, Inc.	52,780
Water Transportation - 0.6%
4,192	Carnival Corp.	57,472
4,314	Norwegian Cruise Line Holdings Ltd. (a)	71,742
1,009	Royal Caribbean Cruises Ltd. ADR (Liberia)	56,928
		186,142
	TOTAL COMMON STOCKS (Cost $5,147,290)	$4,726,718
Shares		Fair Value
SHORT TERM INVESTMENTS - 53.1%
Money Market Funds - 53.1%
6,802,706	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$6,802,706
9,025,094	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	9,025,094
	TOTAL SHORT TERM INVESTMENTS (Cost $15,827,800)	$15,827,800
	TOTAL INVESTMENTS (Cost $20,975,090) - 69.0% (c)	$20,554,518
	Other Assets in Excess of Liabilities - 31.0%	9,240,140
	TOTAL NET ASSETS - 100.0%	$29,794,658

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,007,971.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® High Beta Index	0.4993% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	3,084	$31,153,384	$(385,388)
Total return of S&P 500® High Beta Index	0.4979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	3,436	27,814,810	6,730,879
Total return of S&P 500® High Beta Index	0.6279% representing 1 month LIBOR rate + spread	J.P. Morgan	6/28/2021	1,979	20,520,462	(687,658)
					$79,488,656	$5,657,833

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 74.4%
Money Market Funds - 74.4%
21,900,442	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$21,900,442
17,373,429	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	17,373,429
	TOTAL SHORT TERM INVESTMENTS (Cost $39,273,871) (b)	$39,273,871
	TOTAL INVESTMENTS (Cost $39,273,871) - 74.4%	$39,273,871
	Other Assets in Excess of Liabilities - 25.6%	13,507,571
	TOTAL NET ASSETS - 100.0%	$52,781,442

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $39,273,871.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.1493% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	Bank of America Merrill Lynch	12/3/2020	6,486	$66,555,369	$1,875,638
0.1479% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	UBS Securities LLC	12/7/2020	3,139	30,750,030	(586,652)
0.2879% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	Credit Suisse Capital LLC	12/11/2020	3,872	35,588,958	(3,296,081)
(0.1021)% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	J.P. Morgan	6/29/2021	2,399	23,205,985	(872,081)
					$156,100,342	$(2,879,176)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 50.8%
Ambulatory Health Care Services - 1.4%
35,285	CareDx, Inc. (a)	$1,730,730
43,587	Invitae Corp. (a)	1,709,047
14,307	Y-mAbs Therapeutics, Inc. (a)	611,481
		4,051,258
Chemical Manufacturing - 34.9%
15,805	AbbVie, Inc.	1,345,005
102,552	Achillion Pharmaceuticals, Inc. CVR (a)	—
38,719	ACADIA Pharmaceuticals, Inc. (a)	1,798,498
15,687	Acceleron Pharma, Inc. (a)	1,640,546
114,570	Adverum Biotechnologies, Inc. (a)	1,249,959
38,352	Agios Pharmaceuticals, Inc. (a)	1,536,765
367,452	Akebia Therapeutics, Inc. (a)	815,743
13,445	Alexion Pharmaceuticals, Inc. (a)	1,548,057
81,477	Alkermes PLC ADR (Ireland) (a)	1,324,001
11,575	Alnylam Pharmaceuticals, Inc. (a)	1,423,378
5,822	Amgen, Inc.	1,263,025
109,982	Amicus Therapeutics, Inc. (a)	1,960,979
36,728	Arcturus Therapeutics Holdings Inc.(a)	1,986,250
50,272	Arcus Biosciences Inc. (a)	1,095,930
22,366	Arena Pharmaceuticals, Inc. (a)	1,917,213
16,875	Assembly Biosciences, Inc. (a)	248,737
243,290	Athersys Inc. (a)	425,757
376,081	BioCryst Pharmaceuticals, Inc. (a)	1,436,629
5,248	Biogen, Inc. (a)	1,322,863
19,672	BioMarin Pharmaceutical, Inc. (a)	1,464,187
26,659	Bluebird Bio Inc. (a)	1,378,537
21,331	Blueprint Medicines Corp. (a)	2,181,735
31,615	BridgeBio Pharma, Inc. (a)	1,213,384
166,726	Catalyst Pharmaceuticals, Inc. (a)	495,176
29,498	ChemoCentryx, Inc. (a)	1,415,904
234,735	Clovis Oncology, Inc. (a)	1,157,244
72,140	Coherus BioSciences, Inc. (a)	1,202,574
46,473	Constellation Pharmaceuticals Inc. (a)	911,800
445,780	Corbus Pharmaceuticals Holdings Inc. (a)	418,899
23,869	Cue Biopharma Inc. (a)	265,901
34,869	CytomX Therapeutics, Inc. (a)	230,833
30,457	Deciphera Pharmaceuticals, Inc. (a)	1,768,638
27,957	Denali Therapeutics, Inc. (a)	1,196,000
52,997	Dicerna Pharmaceuticals, Inc. (a)	1,112,407
13,398	Eagle Pharmaceuticals, Inc. (a)	623,275
14,455	Emergent Biosolutions, Inc. (a)	1,300,516
10,580	Enanta Pharmaceuticals, Inc. (a)	461,605
37,464	Esperion Therapeutics, Inc. (a)	1,122,796
33,619	FibroGen, Inc. (a)	1,290,297
46,286	Flexion Therapeutics, Inc. (a)	554,969
49,013	G1 Therapeutics, Inc. (a)	538,653
193,989	Geron Corp. (a)	337,541
21,612	Gilead Sciences, Inc.	1,256,738
34,173	Gossamer Bio, Inc. (a)	283,636
Shares		Fair Value
Chemical Manufacturing (continued)
52,415	Halozyme Therapeutics, Inc. (a)	$1,467,620
77,874	Heron Therapeutics, Inc. (a)	1,270,125
163,724	Immunogen, Inc. (a)	923,403
16,102	Incyte Corp. (a)	1,395,077
49,795	Insmed, Inc. (a)	1,640,247
58,356	Intellia Therapeutics, Inc. (a)	1,397,043
34,000	Intercept Pharmaceuticals, Inc. (a)	944,860
27,281	Ionis Pharmaceuticals, Inc. (a)	1,280,843
139,096	Ironwood Pharmaceuticals, Inc. Class A (a)	1,374,268
158,870	Kadmon Holdings, Inc. (a)	540,158
14,524	Karuna Therapeutics, Inc. (a)	1,179,204
99,846	Karyopharm Therapeutics, Inc. (a)	1,479,718
9,309	Krystal Biotech, Inc. (a)	400,194
13,932	Ligand Pharmaceuticals, Inc. (a)	1,148,693
37,441	MacroGenics, Inc. (a)	726,730
7,503	Madrigal Pharmaceuticals, Inc. (a)	954,757
55,335	Mersana Therapeutics Inc. (a)	997,137
57,558	Myriad Genetics, Inc. (a)	715,446
14,123	Neurocrine Biosciences, Inc. (a)	1,393,516
14,854	Novavax, Inc.	1,198,866
474,176	OPKO Health, Inc. (a)	1,669,100
65,611	PDL BioPharma, Inc. (a)	141,064
16,459	Prothena Corp. PLC (a)	179,568
31,093	PTC Therapeutics, Inc. (a)	1,622,744
63,967	Puma Biotechnology, Inc. (a)	535,404
43,016	Radius Health, Inc. (a)	576,845
2,610	Regeneron Pharmaceuticals, Inc. (a)	1,418,692
32,701	REGENXBIO, Inc. (a)	940,481
28,973	Retrophin, Inc. (a)	586,414
7,626	Rhythm Pharmaceuticals, Inc. (a)	161,442
193,459	Rigel Pharmaceuticals, Inc. (a)	479,778
26,312	Rocket Pharmaceuticals, Inc. (a)	735,157
25,436	Sage Therapeutics, Inc. (a)	1,866,494
134,767	Sangamo Therapeutics, Inc. (a)	1,393,491
10,843	Sarepta Therapeutics, Inc. (a)	1,473,672
9,455	Seagen Inc. (a)	1,577,094
76,102	Spectrum Pharmaceuticals, Inc. (a)	261,030
11,940	SpringWorks Therapeutics, Inc. (a)	692,401
18,866	Syndax Pharmaceuticals Inc. (a)	328,457
24,897	Syros Pharmaceuticals Inc. (a)	166,063
56,916	TG Therapeutics, Inc. (a)	1,438,267
109,141	Translate Bio, Inc. (a)	1,400,279
18,021	Turning Point Therapeutics, Inc. (a)	1,661,356
22,688	Twist Bioscience Corp. (a)	1,738,808
19,196	Ultragenyx Pharmaceutical, Inc. (a)	1,929,198
13,825	United Therapeutics Corp. (a)	1,855,730
44,693	Vanda Pharmaceuticals, Inc. (a)	477,768
32,139	Veracyte, Inc. (a)	1,113,938
30,051	Vericel Corp. (a)	556,845
5,498	Vertex Pharmaceuticals, Inc. (a)	1,145,563
19,299	Xencor, Inc. (a)	740,696
146,372	ZIOPHARM Oncology, Inc. (a)	305,917
		102,120,241

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 2.0%
15,035	Allakos, Inc. (a)	$1,430,279
50,966	Atara Biotherapeutics, Inc. (a)	657,971
31,555	Bioxcel Therapeutics Inc. (a)	1,441,748
26,867	Global Blood Therapeutics, Inc. (a)	1,420,727
20,007	Protagonist Therapeutics Inc. (a)	379,133
109,071	Viking Therapeutics, Inc. (a)	614,070
		5,943,928
Miscellaneous Manufacturing - 1.4%
7,965	Anika Therapeutics, Inc. (a)	259,818
140,649	Inovio Pharmaceuticals, Inc. (a)	1,385,393
5,246	LENSAR, Inc. (a)	51,201
10,732	Mirati Therapeutics, Inc. (a)	2,330,346
		4,026,758
Professional, Scientific, and Technical Services - 10.0%
113,208	Agenus, Inc. (a)	417,737
78,731	Alector, Inc. (a)	740,859
43,788	Allogene Therapeutics, Inc. (a)	1,485,289
21,027	AnaptysBio, Inc. (a)	619,455
49,475	Apellis Pharmaceuticals, Inc. (a)	1,578,252
40,483	Ardelyx, Inc. (a)	206,868
42,689	Arrowhead Pharmaceuticals, Inc. (a)	2,446,080
35,777	Athenex, Inc. (a)	407,858
19,300	AVROBIO, Inc. (a)	275,604
24,019	Biohaven Pharmaceutical Holding Co. Ltd (a)	1,860,512
33,275	CEL-SCI Corp. (a)	400,298
50,818	Cytokinetics, Inc. (a)	781,073
282,994	Dynavax Technologies Corp. (a)	1,055,568
47,270	Editas Medicine, Inc. (a)	1,462,534
79,726	Epizyme, Inc. (a)	985,413
18,601	Exact Sciences Corp. (a)	2,303,362
65,249	Exelixis, Inc. (a)	1,336,299
42,249	Fate Therapeutics, Inc. (a)	1,875,856
6,043	IGM Biosciences Inc. (a)	319,010
19,542	Kodiak Sciences, Inc. (a)	1,774,609
20,441	Kura Oncology, Inc. (a)	638,781
23,896	Moderna, Inc. (a)	1,612,263
23,787	Natera, Inc. (a)	1,599,914
69,517	Precigen, Inc. (a)	298,228
13,206	Revolution Medicines, Inc. (a)	398,689
224,339	Sorrento Therapeutics Inc. (a)	1,556,913
23,979	Viela Bio, Inc (a)	765,170
		29,202,494
Real Estate - 0.4%
454,414	VBI Vaccines Inc. (a)	1,067,873
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.2%
15,380	Immunovant Inc. (a)	670,875
Support Activities for Transportation - 0.5%
44,722	Iovance Biotherapeutics, Inc. (a)	1,595,681
	TOTAL COMMON STOCKS (Cost $165,906,846)	$148,679,108
Shares		Fair Value
SHORT TERM INVESTMENTS - 38.5%
Money Market Funds - 38.5%
69,971,513	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$69,971,513
42,496,719	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	42,496,719
	TOTAL SHORT TERM INVESTMENTS (Cost $112,468,232)	$112,468,232
	TOTAL INVESTMENTS (Cost $278,375,078) - 89.3% (c)	$261,147,340
	Other Assets in Excess of Liabilities - 10.7%	31,150,780
	TOTAL NET ASSETS - 100.0%	$292,298,120

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $213,427,070.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	0.3493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	17,088	$102,741,299	$46,203,466
Total return of S&P Biotechnology Select Industry Index	0.5079% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2020	7,401	66,892,460	(2,284,621)
Total return of S&P Biotechnology Select Industry Index	0.4679% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	2,214	19,411,908	(88,853)
Total return of S&P Biotechnology Select Industry Index	0.4479% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/18/2020	32,835	253,270,234	32,745,412
Total return of S&P Biotechnology Select Industry Index	0.6979% representing 1 month LIBOR rate + spread	BNP Paribas	2/17/2021	920	6,546,888	1,444,767
Total return of S&P Biotechnology Select Industry Index	0.6979% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	9,000	50,727,754	27,643,977
Total return of S&P Biotechnology Select Industry Index	0.3979% representing 1 month LIBOR rate + spread	J.P. Morgan	6/21/2021	2,331	20,946,189	(608,379)
Total return of S&P Biotechnology Select Industry Index	0.6979% representing 1 month LIBOR rate + spread	BNP Paribas	10/20/2021	3,630	32,430,456	(765,751)
Total return of S&P Biotechnology Select Industry Index	0.6979% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	8,000	70,711,520	(886,839)
					$623,678,708	$103,403,179

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 76.0%
Money Market Funds - 76.0%
25,358,364	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$25,358,364
22,958,994	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	22,958,994
	TOTAL SHORT TERM INVESTMENTS (Cost $48,317,358) (b)	$48,317,358
	TOTAL INVESTMENTS (Cost $48,317,358) - 76.0%	$48,317,358
	Other Assets in Excess of Liabilities - 24.0%	15,243,169
	TOTAL NET ASSETS - 100.0%	$63,560,527

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $48,317,358.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.1179% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	UBS Securities LLC	12/7/2020	7,549	$67,862,774	$1,961,199
0.1493% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	12/10/2020	3,207	17,856,599	(10,130,192)
0.0979% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Citibank N.A.	12/11/2020	5,183	46,085,430	837,080
(0.0021)% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	J.P. Morgan	6/21/2021	5,903	48,780,436	(2,763,853)
					$180,585,239	$(10,095,766)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 67.4%
Chemical Manufacturing - 0.4%
32,060	CMC Materials, Inc.	$4,558,611
Computer and Electronic Product Manufacturing - 55.3%
392,366	Advanced Micro Devices, Inc. (a)	29,541,236
304,885	Analog Devices, Inc.	36,138,019
205,296	Broadcom, Inc.	71,777,641
121,025	Cree, Inc. (a)	7,697,190
57,308	Inphi Corp. (a)	8,009,366
1,398,826	Intel Corp.	61,940,015
149,314	Lattice Semiconductor Corp. (a)	5,211,059
739,494	Marvell Technology Group Ltd.	27,738,420
278,567	Microchip Technology, Inc.	29,271,820
783,010	Micron Technology, Inc. (a)	39,416,723
60,826	MKS Instruments, Inc.	6,592,930
49,556	Monolithic Power Systems, Inc.	15,838,098
133,220	NVIDIA Corp.	66,791,179
283,358	NXP Semiconductors NV	38,287,333
453,321	ON Semiconductor Corp. (a)	11,373,824
126,054	Qorvo, Inc. (a)	16,054,238
598,408	Qualcomm, Inc.	73,819,611
184,314	Skyworks Solutions, Inc.	26,041,725
449,653	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	37,712,397
183,211	Teradyne, Inc.	16,095,086
501,370	Texas Instruments, Inc.	72,493,088
269,589	Xilinx, Inc.	31,997,519
		729,838,517
Machinery Manufacturing - 7.9%
578,488	Applied Materials, Inc.	34,263,844
84,238	ASML Holding NV ADR (Netherlands)	30,427,608
81,392	Brooks Automation, Inc.	3,801,007
105,953	Lam Research Corp.	36,244,402
		104,736,861
Merchant Wholesalers, Durable Goods - 3.4%
148,765	Entegris, Inc.	11,123,159
171,546	KLA-Tencor Corp.	33,825,440
		44,948,599
Primary Metal Manufacturing - 0.4%
48,321	Silicon Laboratories, Inc. (a)	4,950,970
	TOTAL COMMON STOCKS (Cost $871,892,258)	$889,033,558
Shares		Fair Value
SHORT TERM INVESTMENTS - 14.9%
Money Market Funds - 14.9%
175,671,299	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$175,671,299
21,043,476	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	21,043,476
	TOTAL SHORT TERM INVESTMENTS (Cost $196,714,775)	$196,714,775
	TOTAL INVESTMENTS (Cost $1,068,607,033) - 82.3% (c)	$1,085,748,333
	Other Assets in Excess of Liabilities - 17.7%	233,096,052
	TOTAL NET ASSETS - 100.0%	$1,318,844,385

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $937,862,716.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of PHLX Semiconductor Sector Index	0.3993% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	130,396	$186,008,281	$108,730,280
Total return of PHLX Semiconductor Sector Index	0.6779% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2020	234,049	358,511,063	170,118,850
Total return of PHLX Semiconductor Sector Index	0.4479% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	360,405	820,935,371	(11,151,657)
Total return of PHLX Semiconductor Sector Index	0.5379% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	240,235	437,127,505	104,870,647
Total return of PHLX Semiconductor Sector Index	0.6879% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	98,182	227,099,873	(6,562,054)
Total return of PHLX Semiconductor Sector Index	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	245,593	465,097,745	89,086,895
Total return of PHLX Semiconductor Sector Index	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	7/21/2021	14,215	29,529,417	2,502,465
Total return of PHLX Semiconductor Sector Index	0.6479% representing 1 month LIBOR rate + spread	BNP Paribas	8/18/2021	42,554	89,589,796	6,305,379
					$2,613,899,051	$463,900,805

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 80.1%
Money Market Funds - 80.1%
38,242,394	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$38,242,394
36,916,740	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	36,916,740
	TOTAL SHORT TERM INVESTMENTS (Cost $75,159,134) (b)	$75,159,134
	TOTAL INVESTMENTS (Cost $75,159,134) - 80.1%	$75,159,134
	Other Assets in Excess of Liabilities - 19.9%	18,617,831
	TOTAL NET ASSETS - 100.0%	$93,776,965

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $75,159,134.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.2479% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Credit Suisse Capital LLC	12/9/2020	15,127	$32,741,710	$(1,320,276)
0.1993% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Bank of America Merrill Lynch	12/9/2020	22,138	53,798,129	4,048,553
0.2279% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	UBS Securities LLC	12/9/2020	7,059	9,074,727	(6,907,705)
(0.0021)% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	J.P. Morgan	12/9/2020	59,569	132,004,324	(1,876,648)
0.3179% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Citibank N.A.	12/11/2020	2,498	5,737,507	120,686
0.1479% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	BNP Paribas	7/21/2021	9,203	18,005,363	(2,752,783)
0.1479% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	BNP Paribas	8/18/2021	9,662	19,853,348	(1,939,115)
					$271,215,108	$(10,627,288)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 64.7%
Administrative and Support Services - 4.8%
86,302	Accenture PLC Class A ADR (Ireland)	$18,719,767
58,324	Automatic Data Processing, Inc.	9,212,859
15,622	Broadridge Financial Solutions, Inc.	2,149,587
11,401	FleetCor Technologies, Inc. (a)	2,518,595
12,106	Gartner, Inc. (a)	1,453,931
228,716	Visa, Inc. Class A	41,559,984
		75,614,723
Amusement, Gambling, and Recreation Industries - 0.4%
40,594	Global Payments, Inc.	6,403,297
Computer and Electronic Product Manufacturing - 29.7%
159,264	Advanced Micro Devices, Inc. (a)	11,990,986
40,476	Amphenol Corp. Class A	4,567,312
50,130	Analog Devices, Inc.	5,941,909
2,180,823	Apple, Inc.	237,404,392
7,427	Arista Networks, Inc. (a)	1,551,500
54,557	Broadcom, Inc.	19,074,764
574,280	Cisco Systems, Inc.	20,616,652
17,789	FLIR System, Inc.	617,100
18,221	Fortinet, Inc. (a)	2,011,052
186,322	HP, Inc.	3,346,343
576,938	Intel Corp.	25,546,815
120,809	International Business Machines Corp.	13,489,533
25,387	Keysight Technologies, Inc. (a)	2,662,335
36,219	Maxim Integrated Products, Inc.	2,522,653
34,248	Microchip Technology, Inc.	3,598,780
150,712	Micron Technology, Inc. (a)	7,586,842
23,032	Motorola Solutions, Inc.	3,640,438
30,115	NetApp, Inc.	1,321,747
83,697	NVIDIA Corp.	41,962,328
15,496	Qorvo, Inc. (a)	1,973,570
153,052	Qualcomm, Inc.	18,880,495
30,279	Seagate Technology PLC (Ireland)	1,447,942
22,659	Skyworks Solutions, Inc.	3,201,490
22,522	Teradyne, Inc.	1,978,558
124,249	Texas Instruments, Inc.	17,965,163
18,290	VONTIER CORPORATION (a)	525,655
41,039	Western Digital Corp.	1,548,402
33,143	Xilinx, Inc.	3,933,743
7,234	Zebra Technologies Corp. Class A (a)	2,051,852
		462,960,351
Credit Intermediation and Related Activities - 2.9%
84,050	Fidelity National Information Services, Inc.	10,471,789
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
119,830	MasterCard, Inc. Class A	$34,587,731
55,754	Western Union Co.	1,083,858
		46,143,378
Data Processing, Hosting and Related Services - 0.6%
75,399	Fiserv, Inc.	7,198,342
174,504	Hewlett Packard Enterprise Co.	1,507,715
		8,706,057
Electrical Equipment, Appliance, and Component Manufacturing - 0.5%
103,225	Corning, Inc.	3,300,103
4,844	IPG Photonics Corp. (a)	900,790
44,772	TE Connectivity Ltd. (Switzerland)	4,337,512
		8,538,405
Machinery Manufacturing - 0.9%
123,890	Applied Materials, Inc.	7,338,005
19,753	Lam Research Corp.	6,757,106
		14,095,111
Merchant Wholesalers, Durable Goods - 0.3%
21,089	KLA-Tencor Corp.	4,158,329
24,275	Xerox Corp.	421,899
		4,580,228
Professional, Scientific, and Technical Services - 2.1%
19,354	CDW Corp.	2,372,800
73,561	Cognizant Technology Solutions Corp. Class A	5,253,727
34,483	DXC Technology Co.	635,177
8,299	F5 Networks, Inc. (a)	1,103,269
10,399	Jack Henry & Associates, Inc.	1,541,652
45,002	Juniper Networks, Inc.	887,439
18,134	Leidos Holdings, Inc.	1,505,122
43,458	Paychex, Inc.	3,574,420
26,019	ServiceNow, Inc. (a)	12,946,274
13,711	VeriSign, Inc. (a)	2,614,688
		32,434,568
Publishing Industries (except Internet) - 20.6%
65,067	Adobe Systems, Inc. (a)	29,091,456
22,071	Akamai Technologies, Inc. (a)	2,099,393
11,639	ANSYS, Inc. (a)	3,542,562
29,748	Autodesk, Inc. (a)	7,006,844
37,821	Cadence Design Systems, Inc. (a)	4,136,483
16,756	Citrix Systems, Inc.	1,897,952
35,511	Intuit, Inc.	11,174,601
1,026,580	Microsoft Corp.	207,851,653
80,173	NortonLifeLock, Inc.	1,649,159
262,257	Oracle Corp.	14,715,240
6,641	Paycom Software, Inc. (a)	2,417,922
123,447	Salesforce.com, Inc. (a)	28,673,035
20,586	Synopsys, Inc. (a)	4,402,522
5,461	Tyler Technologies, Inc. (a)	2,099,099
		320,757,921

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Telecommunications - 1.9%
159,165	PayPal Holdings, Inc. (a)	$29,625,381
	TOTAL COMMON STOCKS (Cost $950,844,204)	$1,009,859,420
SHORT TERM INVESTMENTS - 26.1%
Money Market Funds - 26.1%
307,369,786	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$307,369,786
99,896,506	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	99,896,506
	TOTAL SHORT TERM INVESTMENTS (Cost $407,266,292)	$407,266,292
	TOTAL INVESTMENTS (Cost $1,358,110,496) - 90.8% (c)	$1,417,125,712
	Other Assets in Excess of Liabilities - 9.2%	142,962,337
	TOTAL NET ASSETS - 100.0%	$1,560,088,049

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,197,665,216.

ADR - American Depositary Receipt

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Technology Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	558,810	$449,292,693	$175,868,662
Total return of Technology Select Sector Index	0.5879% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	383,700	311,993,561	117,076,979
Total return of Technology Select Sector Index	0.8279% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2020	596,624	626,779,608	39,224,859
Total return of Technology Select Sector Index	0.5493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2020	530,581	420,156,482	173,593,359
Total return of Technology Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	4/9/2021	507,978	578,901,293	(11,902,182)
Total return of Technology Select Sector Index	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	6/16/2021	20,181	21,131,607	1,407,955
Total return of Technology Select Sector Index	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	7/21/2021	566,844	591,143,661	41,468,942
Total return of Technology Select Sector Index	0.8979% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	125,000	142,994,135	(3,533,613)
					$3,142,393,040	$533,204,961

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 68.9%
Money Market Funds - 68.9%
18,388,201	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$18,388,201
36,795,255	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	36,795,255
	TOTAL SHORT TERM INVESTMENTS (Cost $55,183,456) (b)	$55,183,456
	TOTAL INVESTMENTS (Cost $55,183,456) - 68.9%	$55,183,456
	Other Assets in Excess of Liabilities - 31.1%	24,852,387
	TOTAL NET ASSETS - 100.0%	$80,035,843

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $55,183,455.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.3493% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	12/3/2020	16,628	$17,349,821	$(1,241,216)
0.2979% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/7/2020	25,835	25,301,095	(3,599,476)
0.1478% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	J.P. Morgan	12/9/2020	87,278	97,871,709	480,477
0.3979% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/11/2020	42,932	47,687,676	(268,026)
0.2979% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Credit Suisse Capital LLC	12/17/2020	28,963	32,626,674	297,694
0.1479% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	BNP Paribas	8/18/2021	13,568	14,401,770	(774,100)
					$235,238,745	$(5,104,647)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 53.0%
Air Transportation - 4.8%
11,325	Alaska Air Group, Inc.	$429,104
11,325	American Airlines Group, Inc.	127,746
11,325	Delta Air Lines, Inc.	346,998
11,325	JetBlue Airways Corp. (a)	135,560
11,325	Southwest Airlines Co.	447,677
11,325	United Airlines Holdings (a)	383,465
		1,870,550
Couriers and Messengers - 12.1%
11,325	FedEx Corp.	2,938,497
11,325	United Parcel Service, Inc. Class B	1,779,271
		4,717,768
Rail Transportation - 18.7%
11,325	CSX Corp.	893,995
11,325	Kansas City Southern Railway Co.	1,994,786
11,325	Norfolk Southern Corp.	2,368,284
11,325	Union Pacific Corp.	2,006,677
		7,263,742
Rental and Leasing Services - 1.0%
11,325	Avis Budget Group, Inc. (a)	381,313
Support Activities for Transportation - 6.7%
11,325	C.H. Robinson Worldwide, Inc.	1,001,470
11,325	Expeditors International of Washington, Inc.	1,000,790
11,325	Matson, Inc.	588,334
		2,590,594
Truck Transportation - 8.6%
11,325	J.B. Hunt Transport Services, Inc.	1,378,705
11,325	Landstar System, Inc.	1,412,228
11,325	Ryder System, Inc.	557,870
		3,348,803
Water Transportation - 1.1%
11,325	Kirby Corp. (a)	435,899
	TOTAL COMMON STOCKS (Cost $19,690,941)	$20,608,669
SHORT TERM INVESTMENTS - 17.9%
Money Market Funds - 17.9%
675,894	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$675,894
3,320,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.00% (b)(††)	3,320,000
2,969,543	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	2,969,543
	TOTAL SHORT TERM INVESTMENTS (Cost $6,965,437)	$6,965,437
	TOTAL INVESTMENTS (Cost $26,656,378) - 70.9% (b)	$27,574,106
	Other Assets in Excess of Liabilities - 29.1%	11,305,074
	TOTAL NET ASSETS - 100.0%	$38,879,180
Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,359,208.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones Transportation Average Index	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/7/2020	3,392	$31,407,191	$6,356,272
Total return of Dow Jones Transportation Average Index	0.5979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	2,215	21,679,908	2,962,681
Total return of Dow Jones Transportation Average Index	0.8479% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	612	6,945,970	(154,474)
Total return of Dow Jones Transportation Average Index	0.6479% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	1,240	11,044,343	2,756,914
Total return of Dow Jones Transportation Average Index	0.4946% representing 1 month LIBOR rate + spread	Barclays	11/26/2021	1,187	13,502,600	(320,187)
					$84,580,012	$11,601,206

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 45.3%
Utilities - 45.3%
5,105	AES Corp.	$99,549
1,917	Alliant Energy Corp.	105,972
1,896	Ameren Corp.	153,804
3,808	American Electric Power Co., Inc.	342,453
1,391	American Water Works Co., Inc.	209,359
946	Atmos Energy Corp.	86,720
4,182	CenterPoint Energy, Inc.	88,366
2,197	CMS Energy Corp.	139,136
2,568	Consolidated Edison, Inc.	201,562
6,448	Dominion Energy, Inc.	518,032
1,478	DTE Energy Co.	182,415
5,645	Duke Energy Corp.	519,961
2,902	Edison International	162,628
1,536	Entergy Corp.	155,474
1,740	Evergy, Inc.	96,048
2,630	Eversource Energy	229,520
7,480	Exelon Corp.	298,377
4,161	FirstEnergy Corp.	123,665
15,032	NextEra Energy, Inc.	1,100,493
2,940	NiSource, Inc.	67,532
1,873	NRG Energy, Inc.	59,224
864	Pinnacle West Capital Corp.	70,476
5,900	PPL Corp.	162,250
3,882	Public Service Enterprise Group, Inc.	225,738
2,220	Sempra Energy	278,299
8,105	Southern Co.	465,632
2,421	WEC Energy Group, Inc.	243,432
4,032	Xcel Energy, Inc.	282,361
		6,668,478
	TOTAL COMMON STOCKS (Cost $6,472,225)	$6,668,478
Shares		Fair Value
SHORT TERM INVESTMENTS - 26.9%
Money Market Funds - 26.9%
784,003	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$784,003
3,179,379	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	3,179,379
	TOTAL SHORT TERM INVESTMENTS (Cost $3,963,382)	$3,963,382
	TOTAL INVESTMENTS (Cost $10,435,607) - 72.2% (b)	$10,631,860
	Other Assets in Excess of Liabilities - 27.8%	4,083,521
	TOTAL NET ASSETS - 100.0%	$14,715,381

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,823,426.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Utilities Select Sector Index	0.5479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	8,403	$5,270,296	$39,998
Total return of Utilities Select Sector Index	0.4979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	25,831	15,229,321	1,205,736
Total return of Utilities Select Sector Index	0.6479% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2020	16,629	9,217,654	1,425,952
Total return of Utilities Select Sector Index	0.5979% representing 1 month LIBOR rate + spread	J.P. Morgan	4/30/2021	8,449	5,168,274	178,297
					$34,885,545	$2,849,983

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 70.4%
114,463	iShares 7-10 Year Treasury Bond ETF (a)	$13,742,428
	TOTAL INVESTMENT COMPANIES (Cost $12,863,633)	$13,742,428
SHORT TERM INVESTMENTS - 25.9%
Money Market Funds - 25.9%
3,403,440	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$3,403,440
1,660,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	1,660,000
	TOTAL SHORT TERM INVESTMENTS (Cost $5,063,440)	$5,063,440
	TOTAL INVESTMENTS (Cost $17,927,073) - 96.3% (c)	$18,805,868
	Other Assets in Excess of Liabilities - 3.7%	728,485
	TOTAL NET ASSETS - 100.0%	$19,534,353

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,355,273.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 7-10 Year Treasury Bond ETF	0.4493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	16,369	$1,833,564	$134,882
Total return of iShares 7-10 Year Treasury Bond ETF	0.3479% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	229,318	27,566,935	(6,560)
Total return of iShares 7-10 Year Treasury Bond ETF	(0.4821)% representing 1 month LIBOR rate + spread	BNP Paribas	2/17/2021	124,612	13,922,271	1,213,207
Total return of iShares 7-10 Year Treasury Bond ETF	(0.4821)% representing 1 month LIBOR rate + spread	BNP Paribas	10/20/2021	3,355	409,387	(6,108)
					$43,732,157	$1,335,421

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 68.8%
Money Market Funds - 68.8%
3,522,826	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$3,522,826
1,214,201	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	1,214,201
	TOTAL SHORT TERM INVESTMENTS (Cost $4,737,027) (b)	$4,737,027
	TOTAL INVESTMENTS (Cost $4,737,027) - 68.8%	$4,737,027
	Other Assets in Excess of Liabilities - 31.2%	2,145,254
	TOTAL NET ASSETS - 100.0%	$6,882,281

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,737,027.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.2521)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse Capital LLC	12/10/2020	55,452	$6,723,786	$57,310
(0.7821)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	2/17/2021	94,943	10,601,892	(955,585)
(0.8021)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	J.P. Morgan	4/19/2021	14,939	1,806,907	5,655
(0.7821)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	4/21/2021	6,639	778,931	(26,162)
					$19,911,516	$(918,782)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 66.9%
1,201,711	iShares 20+ Year Treasury Bond ETF (a)	$189,353,602
	TOTAL INVESTMENT COMPANIES (Cost $184,744,768)	$189,353,602
SHORT TERM INVESTMENTS - 34.2%
Money Market Funds - 34.2%
86,502,001	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$86,502,001
10,103,737	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	10,103,737
	TOTAL SHORT TERM INVESTMENTS (Cost $96,605,738)	$96,605,738
	TOTAL INVESTMENTS (Cost $281,350,506) - 101.1% (c)	$285,959,340
	Liabilities in Excess of Other Assets - (1.1)%	(3,080,482)
	TOTAL NET ASSETS - 100.0%	$282,878,858

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements  of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $203,567,575.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 20+ Year Treasury Bond ETF	0.4179% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	565,911	$78,957,619	$10,715,477
Total return of iShares 20+ Year Treasury Bond ETF	0.4493% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	867,035	137,700,293	(963,714)
Total return of iShares 20+ Year Treasury Bond ETF	0.5679% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	1,237,799	201,704,015	(6,414,022)
Total return of iShares 20+ Year Treasury Bond ETF	0.4479% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	817,569	129,219,830	(68,350)
Total return of iShares 20+ Year Treasury Bond ETF	0.4491% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2020	299,486	47,660,202	(471,383)
Total return of iShares 20+ Year Treasury Bond ETF	0.4179% representing 1 month LIBOR rate + spread	BNP Paribas	12/16/2020	31,688	4,389,766	628,929
Total return of iShares 20+ Year Treasury Bond ETF	0.4179% representing 1 month LIBOR rate + spread	BNP Paribas	9/15/2021	53,959	8,834,707	(320,621)
Total return of iShares 20+ Year Treasury Bond ETF	0.4179% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	310,925	49,544,671	(553,091)
					$658,011,103	$2,553,225

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 58.0%
Money Market Funds - 58.0%
22,398,624	Dreyfus Government Cash Management Institutional Shares, 0.02% (a)	$22,398,624
35,033,033	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (a)(††)	35,033,033
	TOTAL SHORT TERM INVESTMENTS (Cost $57,431,657) (b)	$57,431,657
	TOTAL INVESTMENTS (Cost $57,431,657) - 58.0%	$57,431,657
	Other Assets in Excess of Liabilities - 42.0%	41,578,566
	TOTAL NET ASSETS - 100.0%	$99,010,223

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Represents annualized seven-day yield at October 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $57,431,657.

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.1779% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/4/2020	493,565	$74,776,170	$(3,331,204)
(0.2521)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse Capital LLC	12/10/2020	415,542	66,145,075	665,602
(0.1521)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/11/2020	432,100	70,621,840	2,253,874
0.1979% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	4/21/2021	218,827	33,366,152	(1,576,138)
(0.0521)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	J.P. Morgan	5/28/2021	324,336	53,012,520	1,608,852
					$297,921,757	$(379,014)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$34,600,580	$1,211,685,557	$565,368,321	$760,283,098
Cash equivalents	6,959,111	114,062,261	326,972,194	180,468,282
Receivable for Fund shares sold	—	34,707,200	14,335,494	193,358
Receivable for investments sold	—	49,140,564	—	—
Dividend and interest receivable	441	9,933	21,312	232,560
Due from broker for swap contracts	690	1,343,783	—	59,595
Unrealized appreciation on swap contracts	8,499,605	157,618,983	24,304,156	419,707,020
Prepaid expenses and other assets	5,751	21,577	1,201	16,852
Total Assets	50,066,178	1,568,589,858	931,002,678	1,360,960,765
Liabilities:
Payable for Fund shares redeemed	—	2,668,510	12,807,009	6,660,689
Payable for investments purchased	—	24,836,925	—	62,059,600
Unrealized depreciation on swap contracts	946,973	24,049,192	100,812,240	8,967,614
Due to Adviser, net (Note 6)	23,115	973,555	430,956	656,903
Due to broker for swap contracts	9,010,692	183,567,998	13,280,000	450,940,471
Accrued expenses and other liabilities	30,382	759,413	492,395	473,089
Total Liabilities	10,011,162	236,855,593	127,822,600	529,758,366
Net Assets	$40,055,016	$1,331,734,265	$803,180,078	$831,202,399
Net Assets Consist of:
Capital stock	$54,159,358	$1,379,000,070	$2,977,353,358	$821,087,931
Total distributable earnings (loss)	(14,104,342)	(47,265,805)	(2,174,173,280)	10,114,468
Net Assets	$40,055,016	$1,331,734,265	$803,180,078	$831,202,399
Calculation of Net Asset Value Per Share:
Net assets	$40,055,016	$1,331,734,265	$803,180,078	$831,202,399
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,750,132	27,700,002	131,703,892	25,950,002
Net assets value, redemption price and offering price per share	$22.89	$48.08	$6.10	$32.03
Cost of Investments	$30,713,723	$1,185,030,516	$565,368,321	$767,326,988

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$458,706,365	$241,834,051	$37,684,351	$11,396,364
Cash equivalents	230,838,166	40,046,137	15,509,403	3,397,270
Receivable for Fund shares sold	1,400	35,549	—	4,876
Dividend and interest receivable	16,305	62,012	1,184	276
Unrealized appreciation on swap contracts	4,127,424	21,635,627	—	1,887,756
Prepaid expenses and other assets	8,211	8,454	2,041	8,447
Total Assets	693,697,871	303,621,830	53,196,979	16,694,989
Liabilities:
Payable for Fund shares redeemed	4,666,240	24,815	—	—
Payable for investments purchased	—	13,367,700	—	—
Unrealized depreciation on swap contracts	139,576,532	1,889,635	8,659,674	1,006,550
Due to Adviser, net (Note 6)	353,986	178,796	24,469	7,920
Due to broker for swap contracts	2,990,000	27,090,513	—	1,913,752
Accrued expenses and other liabilities	308,898	161,120	35,388	10,137
Total Liabilities	147,895,656	42,712,579	8,719,531	2,938,359
Net Assets	$545,802,215	$260,909,251	$44,477,448	$13,756,630
Net Assets Consist of:
Capital stock	$3,811,712,241	$403,512,281	$149,813,608	$42,057,771
Total distributable loss	(3,265,910,026)	(142,603,030)	(105,336,160)	(28,301,141)
Net Assets	$545,802,215	$260,909,251	$44,477,448	$13,756,630
Calculation of Net Asset Value Per Share:
Net assets	$545,802,215	$260,909,251	$44,477,448	$13,756,630
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	35,091,573	15,550,013	2,127,337	950,001
Net assets value, redemption price and offering price per share	$15.55	$16.78	$20.91	$14.48
Cost of Investments	$458,706,365	$237,361,775	$37,684,351	$11,623,983

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$105,447,639	$40,971,147	$8,902,600	$19,443,964
Cash equivalents	36,107,085	16,201,534	1,400,424	7,957,800
Receivable for investments sold	—	—	341,502	—
Dividend and interest receivable	2,020	1,122	1,198	435
Due from broker for swap contracts	392,298	—	—	—
Unrealized appreciation on swap contracts	58,899,723	222,699	1,165,618	8,659,024
Prepaid expenses and other assets	18,226	39,168	894	1,646
Total Assets	200,866,991	57,435,670	11,812,236	36,062,869
Liabilities:
Payable for Fund shares redeemed	130,296	—	—	—
Unrealized depreciation on swap contracts	919,847	18,638,522	240,101	312,293
Due to Adviser, net (Note 6)	99,089	17,533	1,529	10,124
Due to broker for swap contracts	63,149,942	—	900,000	9,897,604
Accrued expenses and other liabilities	88,836	60,003	10,473	22,283
Total Liabilities	64,388,010	18,716,058	1,152,103	10,242,304
Net Assets	$136,478,981	$38,719,612	$10,660,133	$25,820,565
Net Assets Consist of:
Capital stock	$340,408,198	$364,821,011	$18,284,469	$31,708,220
Total distributable loss	(203,929,217)	(326,101,399)	(7,624,336)	(5,887,655)
Net Assets	$136,478,981	$38,719,612	$10,660,133	$25,820,565
Calculation of Net Asset Value Per Share:
Net assets	$136,478,981	$38,719,612	$10,660,133	$25,820,565
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,281,598	2,245,232	333,205	1,550,001
Net assets value, redemption price and offering price per share	$59.82	$17.25	$31.99	$16.66
Cost of Investments	$105,629,517	$40,971,147	$8,487,310	$19,235,969

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$220,462,145	$9,699,005	$35,991,487	$3,747,241
Cash equivalents	8,246,307	1,904,014	1,143,164	1,581,531
Receivable for Fund shares sold	59,608	—	15,505,000	—
Receivable for investments sold	—	1,600,604	—	—
Due from Adviser, net (Note 6)	—	—	—	849
Dividend and interest receivable	50,729	1,706	45	117
Due from broker for swap contracts	—	—	875,665	—
Unrealized appreciation on swap contracts	9,556,654	5,728,374	7,435,461	160,068
Prepaid expenses and other assets	12,197	21,917	8,385	12,183
Total Assets	238,387,640	18,955,620	60,959,207	5,501,989
Liabilities:
Payable for Fund shares redeemed	10,624	—	13,643,726	—
Payable for investments purchased	—	—	193,930	—
Unrealized depreciation on swap contracts	29,036,548	87,287	257,249	195,708
Due to Adviser, net (Note 6)	132,183	381	24,628	—
Due to broker for swap contracts	9,610,000	6,212,471	12,731,990	—
Accrued expenses and other liabilities	113,087	8,388	7,570	1,268
Total Liabilities	38,902,442	6,308,527	26,859,093	196,976
Net Assets	$199,485,198	$12,647,093	$34,100,114	$5,305,013
Net Assets Consist of:
Capital stock	$307,681,119	$10,393,093	$26,252,410	$10,246,771
Total distributable earnings (loss)	(108,195,921)	2,254,000	7,847,704	(4,941,758)
Net Assets	$199,485,198	$12,647,093	$34,100,114	$5,305,013
Calculation of Net Asset Value Per Share:
Net assets	$199,485,198	$12,647,093	$34,100,114	$5,305,013
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	22,500,001	350,001	750,001	119,952
Net assets value, redemption price and offering price per share	$8.87	$36.13	$45.47	$44.23
Cost of Investments	$228,963,962	$9,679,130	$33,755,094	$3,747,241

*  Securities loaned with values of $–, $5,588, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$1,349,475,545	$193,916,490	$82,924,207	$373,155,194
Cash equivalents	32,038,877	105,888,184	21,022,698	4,062,398
Receivable for Fund shares sold	8,401,860	221	—	—
Dividend and interest receivable	2,056,830	6,249	78,702	106,682
Due from broker for swap contracts	—	729,542	—	—
Unrealized appreciation on swap contracts	80,757,584	7,094,110	10,973,994	194,445,223
Prepaid expenses and other assets	42,256	914	4,599	3,293
Total Assets	1,472,772,952	307,635,710	115,004,200	571,772,790
Liabilities:
Payable for Fund shares redeemed	—	737,318	—	27,700
Unrealized depreciation on swap contracts	46,441,933	24,656,163	621,612	2,171,171
Due to Adviser, net (Note 6)	960,930	145,393	67,823	281,811
Due to broker for swap contracts	76,971,160	10,262,622	11,187,422	208,954,177
Accrued expenses and other liabilities	760,691	166,540	88,305	196,496
Total Liabilities	125,134,714	35,968,036	11,965,162	211,631,355
Net Assets	$1,347,638,238	$271,667,674	$103,039,038	$360,141,435
Net Assets Consist of:
Capital stock	$1,768,493,520	$3,108,515,900	$112,819,869	$222,921,725
Total distributable earnings (loss)	(420,855,282)	(2,836,848,226)	(9,780,831)	137,219,710
Net Assets	$1,347,638,238	$271,667,674	$103,039,038	$360,141,435
Calculation of Net Asset Value Per Share:
Net assets	$1,347,638,238	$271,667,674	$103,039,038	$360,141,435
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	40,099,289	18,422,860	1,850,008	9,100,000
Net assets value, redemption price and offering price per share	$33.61	$14.75	$55.70	$39.58
Cost of Investments	$1,327,749,070	$193,916,490	$82,442,378	$377,580,704

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$16,227,706	$47,459,649	$27,072,991	$8,769,011
Cash equivalents	395,634	7,519,444	17,226,463	2,428,099
Receivable for Fund shares sold	4,636,836	13,228	—	—
Due from Adviser, net (Note 6)	—	—	—	6,674
Dividend and interest receivable	7,570	22,196	1,281	3,463
Due from broker for swap contracts	1,459	16,042	—	—
Unrealized appreciation on swap contracts	2,870,346	2,461,066	3,797,956	3,321,723
Prepaid expenses and other assets	11,051	54,215	9,560	16,717
Total Assets	24,150,602	57,545,840	48,108,251	14,545,687
Liabilities:
Payable for Fund shares redeemed	4,621,582	—	—	—
Unrealized depreciation on swap contracts	17,008	5,066,613	—	115,407
Due to Adviser, net (Note 6)	1,486	30,483	16,994	—
Due to broker for swap contracts	2,864,226	2,720,723	2,790,000	3,392,183
Accrued expenses and other liabilities	9,927	69,376	17,960	8,677
Total Liabilities	7,514,229	7,887,195	2,824,954	3,516,267
Net Assets	$16,636,373	$49,658,645	$45,283,297	$11,029,420
Net Assets Consist of:
Capital stock	$16,757,222	$74,169,383	$150,598,557	$8,901,260
Total distributable earnings (loss)	(120,849)	(24,510,738)	(105,315,260)	2,128,160
Net Assets	$16,636,373	$49,658,645	$45,283,297	$11,029,420
Calculation of Net Asset Value Per Share:
Net assets	$16,636,373	$49,658,645	$45,283,297	$11,029,420
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	900,001	5,500,000	2,951,444	700,001
Net assets value, redemption price and offering price per share	$18.48	$9.03	$15.34	$15.76
Cost of Investments	$16,252,020	$47,536,916	$27,072,991	$8,771,699

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$79,306,836	$17,235,952	$20,554,518	$39,273,871
Cash equivalents	27,837,166	7,748,964	10,228,470	18,969,542
Receivable for Fund shares sold	150,567	—	—	—
Dividend and interest receivable	116,733	7,374	7,416	1,278
Due from broker for swap contracts	—	4	—	49,047
Unrealized appreciation on swap contracts	32,529,742	13,440,020	6,730,879	1,875,638
Prepaid expenses and other assets	8,829	5,818	5,313	2,308
Total Assets	139,949,873	38,438,132	37,526,596	60,171,684
Liabilities:
Payable for Fund shares redeemed	103,791	—	—	509,894
Unrealized depreciation on swap contracts	—	150,570	1,073,046	4,754,814
Due to Adviser, net (Note 6)	72,040	11,004	16,926	30,882
Due to broker for swap contracts	28,340,000	15,778,886	6,633,953	2,080,079
Accrued expenses and other liabilities	37,494	12,505	8,013	14,573
Total Liabilities	28,553,325	15,952,965	7,731,938	7,390,242
Net Assets	$111,396,548	$22,485,167	$29,794,658	$52,781,442
Net Assets Consist of:
Capital stock	$121,546,554	$17,682,191	$28,670,531	$96,573,218
Total distributable earnings (loss)	(10,150,006)	4,802,976	1,124,127	(43,791,776)
Net Assets	$111,396,548	$22,485,167	$29,794,658	$52,781,442
Calculation of Net Asset Value Per Share:
Net assets	$111,396,548	$22,485,167	$29,794,658	$52,781,442
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,689,718	104,844	294,910	10,450,001
Net assets value, redemption price and offering price per share	$65.93	$214.46	$101.03	$5.05
Cost of Investments	$77,057,327	$16,486,495	$20,975,090	$39,273,871

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$261,147,340	$48,317,358	$1,085,748,333	$75,159,134
Cash equivalents	50,828,387	31,575,823	289,991,203	23,650,360
Receivable for Fund shares sold	112,318	1,635	1,359,122	8,934,274
Dividend and interest receivable	84,951	2,081	538,926	2,697
Due from broker for swap contracts	—	—	4,882,824	—
Unrealized appreciation on swap contracts	108,037,622	2,798,279	481,614,516	4,169,239
Prepaid expenses and other assets	14,035	2,605	20,833	1,044
Total Assets	420,224,653	82,697,781	1,864,155,757	111,916,748
Liabilities:
Payable for Fund shares redeemed	—	5,450,935	679,561	—
Unrealized depreciation on swap contracts	4,634,443	12,894,045	17,713,711	14,796,527
Due to Adviser, net (Note 6)	197,608	37,962	1,000,956	45,896
Due to broker for swap contracts	122,853,750	700,000	525,290,000	3,220,000
Accrued expenses and other liabilities	240,732	54,312	627,144	77,360
Total Liabilities	127,926,533	19,137,254	545,311,372	18,139,783
Net Assets	$292,298,120	$63,560,527	$1,318,844,385	$93,776,965
Net Assets Consist of:
Capital stock	$278,874,885	$306,492,903	$1,082,872,987	$728,124,007
Total distributable earnings (loss)	13,423,235	(242,932,376)	235,971,398	(634,347,042)
Net Assets	$292,298,120	$63,560,527	$1,318,844,385	$93,776,965
Calculation of Net Asset Value Per Share:
Net assets	$292,298,120	$63,560,527	$1,318,844,385	$93,776,965
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,461,600	1,166,024	5,300,004	2,501,071
Net assets value, redemption price and offering price per share	$53.52	$54.51	$248.84	$37.49
Cost of Investments	$278,375,078	$48,317,358	$1,068,607,033	$75,159,134

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$1,417,125,712	$55,183,456	$27,574,106	$10,631,860
Cash equivalents	93,367,556	28,853,044	12,431,434	4,460,749
Receivable for Fund shares sold	138,512,686	7,829,872	—	—
Receivable for investments sold	137,086,225	—	—	—
Dividend and interest receivable	326,898	1,779	419	5,654
Due from broker for swap contracts	—	—	—	33,107
Unrealized appreciation on swap contracts	548,640,756	778,171	12,075,867	2,849,983
Prepaid expenses and other assets	18,573	2,064	11,276	10,938
Total Assets	2,335,078,406	92,648,386	52,093,102	17,992,291
Liabilities:
Payable for Fund shares redeemed	129,898,132	6,651,484	38,390	—
Unrealized depreciation on swap contracts	15,435,795	5,882,818	474,661	—
Due to Adviser, net (Note 6)	1,295,765	35,904	27,288	1,110
Due to broker for swap contracts	627,463,448	—	12,659,352	3,266,000
Accrued expenses and other liabilities	897,217	42,337	14,231	9,800
Total Liabilities	774,990,357	12,612,543	13,213,922	3,276,910
Net Assets	$1,560,088,049	$80,035,843	$38,879,180	$14,715,381
Net Assets Consist of:
Capital stock	$1,312,747,470	$307,688,917	$29,624,273	$16,569,075
Total distributable earnings (loss)	247,340,579	(227,653,074)	9,254,907	(1,853,694)
Net Assets	$1,560,088,049	$80,035,843	$38,879,180	$14,715,381
Calculation of Net Asset Value Per Share:
Net assets	$1,560,088,049	$80,035,843	$38,879,180	$14,715,381
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	6,100,000	5,414,848	2,150,001	550,001
Net assets value, redemption price and offering price per share	$255.75	$14.78	$18.08	$26.76
Cost of Investments	$1,358,110,496	$55,183,456	$26,656,378	$10,435,607

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2020

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$18,805,868	$4,737,027	$285,959,340	$57,431,657
Cash equivalents	1,069,394	3,076,562	7,348,972	44,738,432
Dividend and interest receivable	119	199	5,889	2,435
Due from broker for swap contracts	—	—	916,607	—
Unrealized appreciation on swap contracts	1,348,089	62,965	11,344,406	4,528,328
Prepaid expenses and other assets	23,561	24,197	2,492	56,822
Total Assets	21,247,031	7,900,950	305,577,706	106,757,674
Liabilities:
Unrealized depreciation on swap contracts	12,668	981,747	8,791,181	4,907,342
Due to Adviser, net (Note 6)	10,777	300	190,604	53,558
Due to broker for swap contracts	1,648,908	—	13,600,002	2,676,000
Accrued expenses and other liabilities	40,325	36,622	117,061	110,551
Total Liabilities	1,712,678	1,018,669	22,698,848	7,747,451
Net Assets	$19,534,353	$6,882,281	$282,878,858	$99,010,223
Net Assets Consist of:
Capital stock	$16,117,621	$70,100,148	$285,820,974	$1,133,029,503
Total distributable earnings (loss)	3,416,732	(63,217,867)	(2,942,116)	(1,034,019,280)
Net Assets	$19,534,353	$6,882,281	$282,878,858	$99,010,223
Calculation of Net Asset Value Per Share:
Net assets	$19,534,353	$6,882,281	$282,878,858	$99,010,223
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	300,000	850,000	7,900,000	1,774,261
Net assets value, redemption price and offering price per share	$65.11	$8.10	$35.81	$55.80
Cost of Investments	$17,927,073	$4,737,027	$281,350,506	$57,431,657

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Investment Income:
Dividend income	$420,709	$15,321,576	$—	$5,765,716
Interest income	93,988	2,257,946	3,948,614	2,276,722
Securities lending income	—	13,486	—	779,336
Total investment income	514,697	17,593,008	3,948,614	8,821,774
Expenses:
Investment advisory fees (Note 6)	309,623	9,617,999	5,828,346	6,046,823
Licensing fees	33,027	1,025,920	621,690	490,177
Interest expense	21,664	1,023,098	83,784	605,551
Fund servicing fees	20,223	599,592	364,398	366,011
Professional fees	18,245	342,622	277,744	174,060
Management service fees (Note 6)	10,473	325,056	197,088	204,164
Reports to shareholders	9,311	289,192	175,275	181,810
Pricing fees	6,017	6,017	6,017	6,017
Exchange listing fees	5,225	5,964	6,799	5,422
Trustees' fees and expenses	1,599	49,779	30,183	31,290
Insurance fees	942	29,773	18,044	18,723
Other	3,724	13,585	102,242	—
Total Expenses	440,073	13,328,597	7,711,610	8,130,048
Recoupment of expenses to Adviser (Note 6)	1,094	69,874	59,529	159,440
Less: Reimbursement of expenses from Adviser (Note 6)	(27,314)	(192,574)	(304,783)	(24,627)
Net Expenses	413,853	13,205,897	7,466,356	8,264,861
Net investment income (loss)	100,844	4,387,111	(3,517,742)	556,913
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(5,111,912)	(208,136,820)	—	(126,367,188)
In-kind redemptions	459,555	254,792,606	—	101,227,017
Swap contracts	(11,405,074)	236,929,293	(997,767,559)	(150,098,945)
Net realized gain (loss)	(16,057,431)	283,585,079	(997,767,559)	(175,239,116)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,546,413	(12,569,137)	—	2,590,725
Swap contracts	5,389,298	(64,481,437)	(18,278,355)	308,675,357
Change in net unrealized appreciation (depreciation)	8,935,711	(77,050,574)	(18,278,355)	311,266,082
Net realized and unrealized gain (loss)	(7,121,720)	206,534,505	(1,016,045,914)	136,026,966
Net increase (decrease) in net assets resulting from operations	$(7,020,876)	$210,921,616	$(1,019,563,656)	$136,583,879

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$—	$4,117,656	$—	$186,846
Interest income	2,525,909	1,227,612	610,562	109,561
Securities lending income	—	417,984	—	2,193
Total investment income	2,525,909	5,763,252	610,562	298,600
Expenses:
Investment advisory fees (Note 6)	3,690,704	2,220,063	545,239	153,345
Licensing fees	298,112	257,823	63,320	6,678
Fund servicing fees	230,532	139,464	35,105	10,533
Professional fees	153,934	78,285	27,789	13,563
Management service fees (Note 6)	124,692	75,098	18,460	5,191
Reports to shareholders	110,967	66,778	16,415	4,616
Interest expense	82,952	130,529	20,119	16,034
Trustees' fees and expenses	19,095	11,504	2,833	796
Insurance fees	11,413	6,872	1,687	471
Pricing fees	6,017	6,017	6,017	6,017
Exchange listing fees	5,300	5,318	5,232	5,220
Excise tax	—	—	—	882
Other	27,365	4,046	1,956	1,088
Total Expenses	4,761,083	3,001,797	744,172	224,434
Recoupment of expenses to Adviser (Note 6)	49,850	6,874	1,378	503
Less: Reimbursement of expenses from Adviser (Note 6)	(53,089)	(66,062)	(34,795)	(13,785)
Net Expenses	4,757,844	2,942,609	710,755	211,152
Net investment income (loss)	(2,231,935)	2,820,643	(100,193)	87,448
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(29,263,564)	—	(2,353,785)
In-kind redemptions	—	23,159,072	—	1,070,497
Swap contracts	(452,997,640)	(30,252,141)	(27,559,136)	(6,522,193)
Net realized loss	(452,997,640)	(36,356,633)	(27,559,136)	(7,805,481)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	6,778,784	—	(445,287)
Swap contracts	(98,845,429)	18,836,435	(6,991,731)	(4,100,554)
Change in net unrealized appreciation (depreciation)	(98,845,429)	25,615,219	(6,991,731)	(4,545,841)
Net realized and unrealized loss	(551,843,069)	(10,741,414)	(34,550,867)	(12,351,322)
Net decrease in net assets resulting from operations	$(554,075,004)	$(7,920,771)	$(34,651,060)	$(12,263,874)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$1,522,273	$—	$52,677	$139,210
Interest income	783,229	454,551	47,657	83,473
Securities lending income	19,488	—	18,821	—
Total investment income	2,324,990	454,551	119,155	222,683
Expenses:
Investment advisory fees (Note 6)	1,180,192	398,655	73,964	168,396
Licensing fees	143,388	67,501	3,945	17,962
Interest expense	105,317	16,738	7,765	14,531
Fund servicing fees	62,947	25,967	5,559	11,455
Professional fees	41,352	23,949	11,622	15,388
Management service fees (Note 6)	39,901	13,505	2,503	5,696
Reports to shareholders	35,501	11,998	2,224	5,061
Trustees' fees and expenses	6,116	2,069	381	870
Pricing fees	6,017	6,017	6,017	6,017
Exchange listing fees	5,278	5,228	5,214	5,217
Insurance fees	3,643	1,234	226	514
Other	4,369	1,948	4,467	7,283
Total Expenses	1,634,021	574,809	123,887	258,390
Recoupment of expenses to Adviser (Note 6)	6,473	1,012	51	828
Less: Reimbursement of expenses from Adviser (Note 6)	(40,267)	(54,120)	(22,485)	(31,386)
Net Expenses	1,600,227	521,701	101,453	227,832
Net investment income (loss)	724,763	(67,150)	17,702	(5,149)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(16,701,221)	—	(1,580,269)	(2,478,504)
In-kind redemptions	11,184,033	—	356,904	3,335,428
Swap contracts	(72,255,999)	(9,811,273)	(4,306,451)	2,984,514
Net realized gain (loss)	(77,773,187)	(9,811,273)	(5,529,816)	3,841,438
Change in net unrealized appreciation (depreciation) on:
Investment securities	509,212	—	415,765	286,058
Swap contracts	54,820,668	(12,937,320)	(605,289)	4,079,798
Change in net unrealized appreciation (depreciation)	55,329,880	(12,937,320)	(189,524)	4,365,856
Net realized and unrealized gain (loss)	(22,443,307)	(22,748,593)	(5,719,340)	8,207,294
Net increase (decrease) in net assets resulting from operations	$(21,718,544)	$(22,815,743)	$(5,701,638)	$8,202,145
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares[1]	Direxion Daily Dow Jones Internet Bear 3X Shares[1]
Investment Income:
Dividend income	$1,190,309	$60,636	$39,880	$—
Interest income	165,315	13,875	16,191	19,797
Securities lending income	10,290	281	183	—
Total investment income	1,365,914	74,792	56,254	19,797
Expenses:
Investment advisory fees (Note 6)	965,847	70,389	136,070	22,592
Licensing fees	103,024	20,058	14,278	9,836
Fund servicing fees	60,598	13,364	9,351	2,407
Interest expense	45,906	4,530	3,995	399
Professional fees	34,588	11,820	13,166	10,519
Management service fees (Note 6)	32,538	2,377	4,588	766
Reports to shareholders	29,006	2,114	4,079	678
Pricing fees	6,017	6,017	5,918	5,918
Exchange listing fees	5,230	5,213	5,116	5,116
Trustees' fees and expenses	4,981	363	698	116
Excise tax	4,606	—	—	9
Insurance fees	2,993	210	422	73
Offering fees	—	—	4,277	4,231
Other	19,446	473	5,300	1,770
Total Expenses	1,314,780	136,928	207,258	64,430
Recoupment of expenses to Adviser (Note 6)	9,966	369	228	—
Less: Reimbursement of expenses from Adviser (Note 6)	(50,828)	(43,606)	(31,127)	(35,406)
Net Expenses	1,273,918	93,691	176,359	29,024
Net investment income (loss)	91,996	(18,899)	(120,105)	(9,227)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(30,637,698)	(773,139)	(1,181,081)	—
In-kind redemptions	12,851,948	1,744,361	2,020,210	—
Swap contracts	(58,043,836)	(957,161)	2,588,348	(4,893,560)
Net realized gain (loss)	(75,829,586)	14,061	3,427,477	(4,893,560)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(9,715,017)	(240,918)	2,236,393	—
Swap contracts	(32,146,200)	5,095,882	7,178,212	(35,640)
Change in net unrealized appreciation (depreciation)	(41,861,217)	4,854,964	9,414,605	(35,640)
Net realized and unrealized gain (loss)	(117,690,803)	4,869,025	12,842,082	(4,929,200)
Net increase (decrease) in net assets resulting from operations	$(117,598,807)	$4,850,126	$12,721,977	$(4,938,427)

1  Represents the period from November 7, 2019 (commencement of operations) to October 31, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Investment Income:
Dividend income	$20,401,808	$—	$1,262,521	$1,209,072
(net of foreign withholding tax of $6,123, $—, $1,006, and $—, respectively)
Interest income	3,404,752	1,265,002	404,687	203,975
Securities lending income	6,942	—	2,659	136
Total investment income	23,813,502	1,265,002	1,669,867	1,413,183
Expenses:
Investment advisory fees (Note 6)	10,186,782	1,961,051	1,032,779	1,576,084
Interest expense	1,165,559	34,623	85,056	116,745
Licensing fees	839,216	159,714	110,164	168,116
Fund servicing fees	634,089	123,159	65,365	98,043
Management service fees (Note 6)	344,130	66,293	34,926	53,054
Reports to shareholders	306,360	58,965	31,080	47,294
Professional fees	291,009	97,395	44,639	44,128
Trustees' fees and expenses	52,770	10,148	5,358	8,103
Insurance fees	31,536	6,072	3,208	4,887
Excise tax	6,166	—	—	—
Exchange listing fees	6,081	5,257	5,259	5,228
Pricing fees	6,017	6,017	6,017	6,017
Other	43,911	46,950	8,041	11,929
Total Expenses	13,913,626	2,575,644	1,431,892	2,139,628
Recoupment of expenses to Adviser (Note 6)	4,909	23,091	3,252	21,184
Less: Reimbursement of expenses from Adviser (Note 6)	(4,909)	(80,115)	(41,898)	(47,694)
Net Expenses	13,913,626	2,518,620	1,393,246	2,113,118
Net investment income (loss)	9,899,876	(1,253,618)	276,621	(699,935)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(259,907,915)	—	(7,625,477)	(23,775,434)
In-kind redemptions	132,782,324	—	7,047,459	70,646,721
Swap contracts	(233,625,728)	(240,656,648)	18,075,671	(4,525,900)
Net realized gain (loss)	(360,751,319)	(240,656,648)	17,497,653	42,345,387
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,281,730)	—	(4,657,429)	(6,992,438)
Swap contracts	(253,893,144)	5,159,269	(6,588,871)	175,213,405
Change in net unrealized appreciation (depreciation)	(274,174,874)	5,159,269	(11,246,300)	168,220,967
Net realized and unrealized gain (loss)	(634,926,193)	(235,497,379)	6,251,353	210,566,354
Net increase (decrease) in net assets resulting from operations	$(625,026,317)	$(236,750,997)	$6,527,974	$209,866,419

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Investment Income:
Dividend income	$105,431	$1,119,594	$—	$64,859
(net of foreign withholding tax of $1,237,$—,$— and $63, respectively)
Interest income	10,139	104,866	121,469	24,641
Securities lending income	28	2,109	—	—
Total investment income	115,598	1,226,569	121,469	89,500
Expenses:
Investment advisory fees (Note 6)	69,818	381,824	253,332	97,881
Licensing fees	20,000	50,002	50,002	20,000
Professional fees	11,594	20,757	21,362	13,192
Pricing fees	6,017	6,017	6,017	6,017
Fund servicing fees	15,251	24,684	16,757	18,471
Exchange listing fees	5,212	5,226	5,214	5,215
Management service fees (Note 6)	2,355	12,911	8,573	3,311
Reports to shareholders	1,457	11,484	7,612	2,945
Interest expense	1,950	23,083	1,884	10,699
Trustees' fees and expenses	359	1,978	1,325	513
Insurance fees	205	1,182	784	298
Excise tax	48	6,802	—	—
Other	110	5,522	9,281	1,207
Total Expenses	134,376	551,472	382,143	179,749
Recoupment of expenses to Adviser (Note 6)	—	2,632	3,060	337
Less: Reimbursement of expenses from Adviser (Note 6)	(43,942)	(40,574)	(62,433)	(45,404)
Net Expenses	90,434	513,530	322,770	134,682
Net investment income (loss)	25,164	713,039	(201,301)	(45,182)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(546,500)	(4,519,467)	—	(73,346)
In-kind redemptions	923,699	2,794,510	—	1,574,891
Swap contracts	(1,958,351)	(18,036,811)	(40,073,574)	2,704,575
Net realized gain (loss)	(1,581,152)	(19,761,768)	(40,073,574)	4,206,120
Change in net unrealized appreciation (depreciation) on:
Investment securities	(172,239)	(5,412,864)	—	(418,143)
Swap contracts	2,561,867	(7,880,532)	5,546,779	1,962,119
Change in net unrealized appreciation (depreciation)	2,389,628	(13,293,396)	5,546,779	1,543,976
Net realized and unrealized gain (loss)	808,476	(33,055,164)	(34,526,795)	5,750,096
Net increase (decrease) in net assets resulting from operations	$833,640	$(32,342,125)	$(34,728,096)	$5,704,914

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares[1]	Direxion Daily S&P 500® High Beta Bear 3X Shares[1]
Investment Income:
Dividend income	$1,613,263	$166,838	$167,652	$—
(net of foreign withholding tax of $3,422, $—, $—, and $—, respectively)
Interest income	83,052	23,755	19,709	41,732
Securities lending income	17	36,873	2,626	—
Total investment income	1,696,332	227,466	189,987	41,732
Expenses:
Investment advisory fees (Note 6)	487,401	153,715	151,109	188,748
Fund servicing fees	31,031	29,818	10,281	12,616
Licensing fees	25,999	20,000	19,819	24,757
Professional fees	20,548	8,334	13,217	14,973
Management service fees (Note 6)	16,411	5,188	5,092	6,366
Reports to shareholders	14,632	2,254	4,539	5,658
Interest expense	10,944	8,476	3,278	1,291
Pricing fees	6,017	6,017	5,918	5,918
Exchange listing fees	5,217	5,215	5,116	5,116
Trustees' fees and expenses	2,510	794	779	967
Insurance fees	1,511	476	468	586
Offering fees	—	—	3,987	3,987
Excise tax	—	—	—	9
Other	28,681	384	8,864	5,012
Total Expenses	650,902	240,671	232,467	276,004
Recoupment of expenses to Adviser (Note 6)	13,979	946	3,317	2,138
Less: Reimbursement of expenses from Adviser (Note 6)	(36,561)	(38,436)	(41,102)	(37,761)
Net Expenses	628,320	203,181	194,682	240,381
Net investment income (loss)	1,068,012	24,285	(4,695)	(198,649)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(20,883,506)	(1,864,126)	(2,467,982)	—
In-kind redemptions	18,981,811	4,950,613	2,271,936	—
Swap contracts	(30,265,867)	2,629,787	(3,644,859)	(40,710,211)
Net realized gain (loss)	(32,167,562)	5,716,274	(3,840,905)	(40,710,211)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,206,514	888,813	(420,572)	—
Swap contracts	31,068,323	12,014,269	5,657,833	(2,879,176)
Change in net unrealized appreciation (depreciation)	34,274,837	12,903,082	5,237,261	(2,879,176)
Net realized and unrealized gain (loss)	2,107,275	18,619,356	1,396,356	(43,589,387)
Net increase (decrease) in net assets resulting from operations	$3,175,287	$18,643,641	$1,391,661	$(43,788,036)

1  Represents the period from November 7, 2019 (commencement of operations) to October 31, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Investment Income:
Dividend income	$306,215	$—	$10,708,827	$—
(net of foreign withholding tax of $—, $—, $211,543, and $—, respectively)
Interest income	1,623,923	917,687	2,623,428	1,589,336
Securities lending income	363,510	—	1,688	—
Total investment income	2,293,648	917,687	13,333,943	1,589,336
Expenses:
Investment advisory fees (Note 6)	3,081,466	749,297	8,428,163	1,244,527
Interest expense	384,627	44,489	1,333,001	41,757
Licensing fees	328,690	79,925	674,253	99,562
Fund servicing fees	192,957	47,790	487,577	78,913
Management service fees (Note 6)	104,189	25,354	284,560	42,157
Professional fees	101,158	31,574	279,729	54,708
Reports to shareholders	92,731	22,555	253,301	37,479
Trustees' fees and expenses	15,990	3,893	43,566	6,471
Insurance fees	9,520	2,318	26,102	3,850
Pricing fees	6,017	6,017	6,017	6,017
Exchange listing fees	5,341	5,258	5,465	5,272
Other	18,054	10,281	31,175	23,876
Total Expenses	4,340,740	1,028,751	11,852,909	1,644,589
Recoupment of expenses to Adviser (Note 6)	13,167	4,662	4,634	16,377
Less: Reimbursement of expenses from Adviser (Note 6)	(66,089)	(39,815)	(4,634)	(42,808)
Net Expenses	4,287,818	993,598	11,852,909	1,618,158
Net investment income (loss)	(1,994,170)	(75,911)	1,481,034	(28,822)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(60,883,623)	—	(233,717,136)	—
In-kind redemptions	102,048,870	—	345,139,179	—
Swap contracts	125,374,622	(79,575,607)	365,094,806	(332,521,165)
Net realized gain (loss)	166,539,869	(79,575,607)	476,516,849	(332,521,165)
Change in net unrealized appreciation (depreciation) on:
Investment securities	21,437,319	—	6,862,201	—
Swap contracts	152,413,623	(11,746,719)	247,533,807	43,059,014
Change in net unrealized appreciation (depreciation)	173,850,942	(11,746,719)	254,396,008	43,059,014
Net realized and unrealized gain (loss)	340,390,811	(91,322,326)	730,912,857	(289,462,151)
Net increase (decrease) in net assets resulting from operations	$338,396,641	$(91,398,237)	$732,393,891	$(289,490,973)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Investment Income:
Dividend income	$9,205,472	$—	$145,650	$321,946
(net of foreign withholding tax of $8,975,$—,$— and $—, respectively)
Interest income	3,475,218	420,264	15,448	28,895
Securities lending income	3,877	—	24	—
Total investment income	12,684,567	420,264	161,122	350,841
Expenses:
Investment advisory fees (Note 6)	9,983,522	404,860	141,215	107,484
Interest expense	1,412,550	7,574	2,613	8,112
Licensing fees	1,064,909	43,185	20,122	20,000
Fund servicing fees	564,893	26,275	9,673	7,665
Management service fees (Note 6)	337,034	13,699	4,760	3,637
Professional fees	302,004	24,397	13,199	13,897
Reports to shareholders	300,046	12,163	4,233	3,232
Trustees' fees and expenses	51,589	2,090	724	564
Insurance fees	30,922	1,254	438	330
Pricing fees	6,017	6,017	6,017	6,017
Exchange listing fees	5,564	5,224	5,212	5,214
Other	46,572	9,721	5,470	6,371
Total Expenses	14,105,622	556,459	213,676	182,523
Recoupment of expenses to Adviser (Note 6)	85,032	1,146	2,292	385
Less: Reimbursement of expenses from Adviser (Note 6)	(130,532)	(37,209)	(34,483)	(38,650)
Net Expenses	14,060,122	520,396	181,485	144,258
Net investment income (loss)	(1,375,555)	(100,132)	(20,363)	206,583
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(163,602,134)	—	(2,053,583)	(1,883,088)
In-kind redemptions	188,158,036	—	4,018,438	1,104,985
Swap contracts	171,413,995	(88,487,681)	756,511	(3,799,262)
Net realized gain (loss)	195,969,897	(88,487,681)	2,721,366	(4,577,365)
Change in net unrealized appreciation (depreciation) on: Investment securities	(15,091,140)	—	888,568	(132,268)
Swap contracts	318,213,617	4,785,963	11,564,308	1,454,686
Change in net unrealized appreciation	303,122,477	4,785,963	12,452,876	1,322,418
Net realized and unrealized gain (loss)	499,092,374	(83,701,718)	15,174,242	(3,254,947)
Net increase (decrease) in net assets resulting from operations	$497,716,819	$(83,801,850)	$15,153,879	$(3,048,364)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$120,004	$—	$2,628,417	$—
Interest income	65,424	73,097	473,449	811,510
Securities lending income	10	—	16,383	—
Total investment income	185,438	73,097	3,118,249	811,510
Expenses:
Investment advisory fees (Note 6)	155,692	63,833	1,960,432	747,827
Licensing fees	21,775	21,775	85,378	32,568
Professional fees	15,394	12,218	78,721	33,418
Fund servicing fees	10,677	5,034	123,143	7,943
Interest expense	7,516	—	134,944	8,866
Pricing fees	6,017	6,017	6,017	6,017
Management service fees (Note 6)	5,271	2,164	66,279	25,309
Exchange listing fees	5,215	5,214	5,266	5,244
Reports to shareholders	4,683	1,921	58,936	22,491
Trustees' fees and expenses	813	331	10,139	3,874
Insurance fees	486	204	6,071	2,315
Excise tax	227	—	5,934	—
Other	3,644	543	17,858	4,747
Total Expenses	237,410	119,254	2,559,118	900,619
Recoupment of expenses to Adviser (Note 6)	721	176	—	433
Less: Reimbursement of expenses from Adviser (Note 6)	(33,178)	(38,575)	—	(433)
Net Expenses	204,953	80,855	2,559,118	900,619
Net investment income (loss)	(19,515)	(7,758)	559,131	(89,109)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	45,868	—	(2,225,234)	—
In-kind redemptions	—	—	17,785,804	—
Swap contracts	2,945,816	(3,720,905)	66,426,268	(96,025,160)
Net realized gain (loss)	2,991,684	(3,720,905)	81,986,838	(96,025,160)
Change in net unrealized appreciation (depreciation) on:
Investment securities	216,458	—	(530,629)	—
Swap contracts	(186,675)	1,530,535	(27,199,060)	25,819,147
Change in net unrealized appreciation (depreciation)	29,783	1,530,535	(27,729,689)	25,819,147
Net realized and unrealized gain (loss)	3,021,467	(2,190,370)	54,257,149	(70,206,013)
Net increase (decrease) in net assets resulting from operations	$3,001,952	$(2,198,128)	$54,816,280	$(70,295,122)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily S&P 500® Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income	$100,844	$396,970	$4,387,111	$9,694,565
Net realized gain (loss)	(16,057,431)	(2,433,942)	283,585,079	61,549,131
Change in net unrealized appreciation (depreciation)	8,935,711	10,886,572	(77,050,574)	230,866,868
Net increase (decrease) in net assets resulting from operations	(7,020,876)	8,849,600	210,921,616	302,110,564
Distributions to shareholders:
Net distributions to shareholders	(181,797)	(494,580)	(6,048,859)	(11,449,455)
Return of capital	(11,321)	—	—	—
Total distributions	(193,118)	(494,580)	(6,048,859)	(11,449,455)
Capital share transactions:
Proceeds from shares sold	24,573,445	41,075,096	2,429,941,065	993,301,395
Cost of shares redeemed	(23,805,629)	(60,640,620)	(2,251,614,321)	(1,328,657,459)
Transaction fees (Note 4)	19,708	13,927	683,976	314,039
Net increase (decrease) in net assets resulting from capital transactions	787,524	(19,551,597)	179,010,720	(335,042,025)
Total increase (decrease) in net assets	(6,426,470)	(11,196,577)	383,883,477	(44,380,916)
Net assets:
Beginning of year	46,481,486	57,678,063	947,850,788	992,231,704
End of year	$40,055,016	$46,481,486	$1,331,734,265	$947,850,788
Changes in shares outstanding
Shares outstanding, beginning of year	1,100,132	1,500,132	17,155,004	23,055,004
Shares sold	1,500,000	1,100,000	65,400,000	22,700,000
Shares repurchased	(850,000)	(1,500,000)	(54,855,002)	(28,600,000)
Shares outstanding, end of year	1,750,132	1,100,132	27,700,002	17,155,004

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 3X Shares		Direxion Daily Small Cap Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(3,517,742)	$5,480,739	$556,913	$4,443,506
Net realized loss	(997,767,559)	(112,681,039)	(175,239,116)	(145,874,785)
Change in net unrealized appreciation (depreciation)	(18,278,355)	(61,571,750)	311,266,082	168,643,688
Net increase (decrease) in net assets resulting from operations	(1,019,563,656)	(168,772,050)	136,583,879	27,212,409
Distributions to shareholders:
Net distributions to shareholders	(1,228,222)	(5,338,151)	(1,582,234)	(4,558,793)
Return of capital	(590,141)	—	(517,360)	—
Total distributions	(1,818,363)	(5,338,151)	(2,099,594)	(4,558,793)
Capital share transactions:
Proceeds from shares sold	2,474,574,967	1,223,566,513	2,318,341,738	962,043,805
Cost of shares redeemed	(1,139,913,051)	(827,834,428)	(2,353,208,651)	(1,137,917,469)
Transaction fees (Note 4)	915,872	248,351	992,804	250,169
Net increase (decrease) in net assets resulting from capital transactions	1,335,577,788	395,980,436	(33,874,109)	(175,623,495)
Total increase (decrease) in net assets	314,195,769	221,870,235	100,610,176	(152,969,879)
Net assets:
Beginning of year	488,984,309	267,114,074	730,592,223	883,562,102
End of year	$803,180,078	$488,984,309	$831,202,399	$730,592,223
Changes in shares outstanding
Shares outstanding, beginning of year	30,453,892	10,303,892	12,250,068	14,300,068
Shares sold	216,600,000	59,900,000	89,150,000	17,400,000
Shares repurchased	(115,350,000)	(39,750,000)	(75,450,066)	(19,450,000)
Shares outstanding, end of year	131,703,892	30,453,892	25,950,002	12,250,068

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bear 3X Shares		Direxion Daily FTSE China Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(2,231,935)	$4,267,917	$2,820,643	$3,950,105
Net realized loss	(452,997,640)	(10,697,621)	(36,356,633)	(27,460,049)
Change in net unrealized appreciation (depreciation)	(98,845,429)	(47,475,848)	25,615,219	49,130,513
Net increase (decrease) in net assets resulting from operations	(554,075,004)	(53,905,552)	(7,920,771)	25,620,569
Distributions to shareholders:
Net distributions to shareholders	(809,006)	(4,325,198)	(3,169,542)	(3,949,648)
Return of capital	(378,778)	—	(301,335)	—
Total distributions	(1,187,784)	(4,325,198)	(3,470,877)	(3,949,648)
Capital share transactions:
Proceeds from shares sold	2,429,131,148	593,649,652	288,754,595	383,330,207
Cost of shares redeemed	(1,650,473,771)	(497,149,206)	(345,936,485)	(382,733,749)
Transaction fees (Note 4)	1,004,871	149,109	79,377	78,296
Net increase (decrease) in net assets resulting from capital transactions	779,662,248	96,649,555	(57,102,513)	674,754
Total increase (decrease) in net assets	224,399,460	38,418,805	(68,494,161)	22,345,675
Net assets:
Beginning of year	321,402,755	282,983,950	329,403,412	307,057,737
End of year	$545,802,215	$321,402,755	$260,909,251	$329,403,412
Changes in shares outstanding
Shares outstanding, beginning of year	7,441,573	4,894,075	18,250,013	17,200,013
Shares sold	89,350,000	11,950,000	18,150,000	18,900,000
Shares repurchased	(61,700,000)	(9,402,502)	(20,850,000)	(17,850,000)
Shares outstanding, end of year	35,091,573	7,441,573	15,550,013	18,250,013

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(100,193)	$1,045,537	$87,448	$461,884
Net realized loss	(27,559,136)	(5,609,705)	(7,805,481)	(1,868,331)
Change in net unrealized appreciation (depreciation)	(6,991,731)	(12,650,990)	(4,545,841)	7,379,899
Net increase (decrease) in net assets resulting from operations	(34,651,060)	(17,215,158)	(12,263,874)	5,973,452
Distributions to shareholders:
Net distributions to shareholders	(161,009)	(1,047,032)	(130,258)	(514,390)
Return of capital	(127,151)	—	—	—
Total distributions	(288,160)	(1,047,032)	(130,258)	(514,390)
Capital share transactions:
Proceeds from shares sold	216,334,644	163,162,012	10,745,409	4,976,969
Cost of shares redeemed	(215,938,887)	(146,256,369)	(12,400,656)	(29,270,594)
Transaction fees (Note 4)	249,853	43,876	2,480	5,979
Net increase (decrease) in net assets resulting from capital transactions	645,610	16,949,519	(1,652,767)	(24,287,646)
Total decrease in net assets	(34,293,610)	(1,312,671)	(14,046,899)	(18,828,584)
Net assets:
Beginning of year	78,771,058	80,083,729	27,803,529	46,632,113
End of year	$44,477,448	$78,771,058	$13,756,630	$27,803,529
Changes in shares outstanding
Shares outstanding, beginning of year	1,577,337	1,127,337	950,001	1,900,001
Shares sold	5,650,000	3,100,000	650,000	200,000
Shares repurchased	(5,100,000)	(2,650,000)	(650,000)	(1,150,000)
Shares outstanding, end of year	2,127,337	1,577,337	950,001	950,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$724,763	$2,731,404	$(67,150)	$915,578
Net realized loss	(77,773,187)	(5,877,824)	(9,811,273)	(23,082,033)
Change in net unrealized appreciation (depreciation)	55,329,880	48,286,984	(12,937,320)	(4,455,830)
Net increase (decrease) in net assets resulting from operations	(21,718,544)	45,140,564	(22,815,743)	(26,622,285)
Distributions to shareholders:
Net distributions to shareholders	(1,269,642)	(2,694,656)	(149,374)	(955,647)
Return of capital	—	—	(80,075)	—
Total distributions	(1,269,642)	(2,694,656)	(229,449)	(955,647)
Capital share transactions:
Proceeds from shares sold	93,898,890	166,224,051	85,499,849	123,639,796
Cost of shares redeemed	(123,053,340)	(222,863,758)	(86,598,299)	(123,645,598)
Transaction fees (Note 4)	25,424	44,891	26,512	37,093
Net increase (decrease) in net assets resulting from capital transactions	(29,129,026)	(56,594,816)	(1,071,938)	31,291
Total decrease in net assets	(52,117,212)	(14,148,908)	(24,117,130)	(27,546,641)
Net assets:
Beginning of year	188,596,193	202,745,101	62,836,742	90,383,383
End of year	$136,478,981	$188,596,193	$38,719,612	$62,836,742
Changes in shares outstanding
Shares outstanding, beginning of year	2,581,598	3,231,598	1,495,232	1,395,232
Shares sold	1,800,000	2,350,000	2,750,000	2,500,000
Shares repurchased	(2,100,000)	(3,000,000)	(2,000,000)	(2,400,000)
Shares outstanding, end of year	2,281,598	2,581,598	2,245,232	1,495,232

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares[1]		Direxion Daily MSCI South Korea Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$17,702	$195,329	$(5,149)	$261,032
Net realized gain (loss)	(5,529,816)	(3,258,835)	3,841,438	(10,149,578)
Change in net unrealized appreciation (depreciation)	(189,524)	4,172,497	4,365,856	10,137,611
Net increase (decrease) in net assets resulting from operations	(5,701,638)	1,108,991	8,202,145	249,065
Distributions to shareholders:
Net distributions to shareholders	(45,272)	(188,557)	(142,470)	(231,430)
Return of capital	(9,723)	—	—	—
Total distributions	(54,995)	(188,557)	(142,470)	(231,430)
Capital share transactions:
Proceeds from shares sold	18,706,556	30,508,299	29,120,431	123,486,796
Cost of shares redeemed	(13,694,341)	(24,842,352)	(36,946,990)	(120,873,990)
Transaction fees (Note 4)	4,555	5,076	7,389	25,727
Net increase (decrease) in net assets resulting from capital transactions	5,016,770	5,671,023	(7,819,170)	2,638,533
Total increase (decrease) in net assets	(739,863)	6,591,457	240,505	2,656,168
Net assets:
Beginning of year	11,399,996	4,808,539	25,580,060	22,923,892
End of year	$10,660,133	$11,399,996	$25,820,565	$25,580,060
Changes in shares outstanding
Shares outstanding, beginning of year	87,500	37,500	1,200,001	950,001
Shares sold	387,500	241,667	2,550,000	5,050,000
Shares repurchased	(141,795)	(191,667)	(2,200,000)	(4,800,000)
Shares outstanding, end of year	333,205	87,500	1,550,001	1,200,001

1  Effective March 27, 2020, the Fund had a 1:12 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:12 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares		Direxion Daily Consumer Discretionary Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	For the Period November 29, 2018[1] through October 31, 2019
Operations:
Net investment income (loss)	$91,996	$354,399	$(18,899)	$19,586
Net realized gain (loss)	(75,829,586)	(459,599)	14,061	(185,541)
Change in net unrealized appreciation (depreciation)	(41,861,217)	16,829,834	4,854,964	805,998
Net increase (decrease) in net assets resulting from operations	(117,598,807)	16,724,634	4,850,126	640,043
Distributions to shareholders:
Net distributions to shareholders	(155,985)	(392,972)	(13,290)	(20,474)
Return of capital	(116,045)	—	—	(4,274)
Total distributions	(272,030)	(392,972)	(13,290)	(24,748)
Capital share transactions:
Proceeds from shares sold	355,740,451	10,622,361	22,366,306	5,731,929
Cost of shares redeemed	(91,164,337)	(31,101,372)	(20,908,792)	—
Transaction fees (Note 4)	20,590	6,220	5,519	—
Net increase (decrease) in net assets resulting from capital transactions	264,596,704	(20,472,791)	1,463,033	5,731,929
Total increase (decrease) in net assets	146,725,867	(4,141,129)	6,299,869	6,347,224
Net assets:
Beginning of year/period	52,759,331	56,900,460	6,347,224	—
End of year/period	$199,485,198	$52,759,331	$12,647,093	$6,347,224
Changes in shares outstanding
Shares outstanding, beginning of year/period	950,001	1,350,001	200,001	—
Shares sold	28,200,000	250,000	650,000	200,001
Shares repurchased	(6,650,000)	(650,000)	(500,000)	—
Shares outstanding, end of year/period	22,500,001	950,001	350,001	200,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares[2]
	For the Period November 7, 2019[1] through October 31, 2020	For the Period November 7, 2019[1] through October 31, 2020
Operations:
Net investment loss	$(120,105)	$(9,227)
Net realized gain (loss)	3,427,477	(4,893,560)
Change in net unrealized appreciation (depreciation)	9,414,605	(35,640)
Net increase (decrease) in net assets resulting from operations	12,721,977	(4,938,427)
Distributions to shareholders:
Net distributions to shareholders	(2,646)	(4,123)
Return of capital	—	(4,413)
Total distributions	(2,646)	(8,536)
Capital share transactions:
Proceeds from shares sold	68,754,242	18,197,483
Cost of shares redeemed	(47,387,120)	(7,947,891)
Transaction fees (Note 4)	13,661	2,384
Net increase in net assets resulting from capital transactions	21,380,783	10,251,976
Total increase in net assets	34,100,114	5,305,013
Net assets:
Beginning of period	—	—
End of period	$34,100,114	$5,305,013
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	1,650,001	225,000
Shares repurchased	(900,000)	(105,048)
Shares outstanding, end of period	750,001	119,952

1  Commencement of operations.

2  Effective August 28, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$9,899,876	$15,058,365	$(1,253,618)	$2,309,441
Net realized gain (loss)	(360,751,319)	36,214,809	(240,656,648)	(78,630,703)
Change in net unrealized appreciation (depreciation)	(274,174,874)	451,202,304	5,159,269	(10,085,637)
Net increase (decrease) in net assets resulting from operations	(625,026,317)	502,475,478	(236,750,997)	(86,406,899)
Distributions to shareholders:
Net distributions to shareholders	(8,708,613)	(13,959,446)	(427,657)	(2,271,607)
Return of capital	—	(57,860)	(186,053)	—
Total distributions	(8,708,613)	(14,017,306)	(613,710)	(2,271,607)
Capital share transactions:
Proceeds from shares sold	1,569,791,629	239,421,235	835,514,454	290,517,933
Cost of shares redeemed	(928,223,121)	(1,016,097,666)	(502,691,801)	(167,887,450)
Transaction fees (Note 4)	306,806	203,219	408,798	50,324
Net increase (decrease) in net assets resulting from capital transactions	641,875,314	(776,473,212)	333,231,451	122,680,807
Total increase (decrease) in net assets	8,140,384	(288,015,040)	95,866,744	34,002,301
Net assets:
Beginning of year	1,339,497,854	1,627,512,894	175,800,930	141,798,629
End of year	$1,347,638,238	$1,339,497,854	$271,667,674	$175,800,930
Changes in shares outstanding
Shares outstanding, beginning of year	16,549,888	27,749,888	5,372,860	2,526,411
Shares sold	48,350,000	3,900,000	34,850,000	6,460,000
Shares repurchased	(24,800,599)	(15,100,000)	(21,800,000)	(3,613,551)
Shares outstanding, end of year	40,099,289	16,549,888	18,422,860	5,372,860

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares		Direxion Daily Homebuilders & Supplies Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$276,621	$1,129,764	$(699,935)	$141,542
Net realized gain (loss)	17,497,653	(537,225)	42,345,387	1,346,371
Change in net unrealized appreciation (depreciation)	(11,246,300)	13,575,904	168,220,967	36,020,645
Net increase in net assets resulting from operations	6,527,974	14,168,443	209,866,419	37,508,558
Distributions to shareholders:
Net distributions to shareholders	(298,454)	(1,182,359)	(11,980)	(172,171)
Return of capital	—	—	—	(9,939)
Total distributions	(298,454)	(1,182,359)	(11,980)	(182,110)
Capital share transactions:
Proceeds from shares sold	27,088,798	56,502,013	378,383,998	36,465,521
Cost of shares redeemed	(69,843,618)	(81,058,921)	(295,057,375)	(46,598,960)
Transaction fees (Note 4)	13,968	17,241	90,838	9,759
Net increase (decrease) in net assets resulting from capital transactions	(42,740,852)	(24,539,667)	83,417,461	(10,123,680)
Total increase (decrease) in net assets	(36,511,332)	(11,553,583)	293,271,900	27,202,768
Net assets:
Beginning of year	139,550,370	151,103,953	66,869,535	39,666,767
End of year	$103,039,038	$139,550,370	$360,141,435	$66,869,535
Changes in shares outstanding
Shares outstanding, beginning of year	2,400,008	2,850,008	950,000	1,400,000
Shares sold	600,000	1,100,000	15,750,000	800,000
Shares repurchased	(1,150,000)	(1,550,000)	(7,600,000)	(1,250,000)
Shares outstanding, end of year	1,850,008	2,400,008	9,100,000	950,000
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Industrials Bull 3X Shares		Direxion Daily MSCI Real Estate Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income	$25,164	$58,619	$713,039	$1,004,357
Net realized gain (loss)	(1,581,152)	(283,641)	(19,761,768)	16,389,140
Change in net unrealized appreciation (depreciation)	2,389,628	868,174	(13,293,396)	4,132,195
Net increase (decrease) in net assets resulting from operations	833,640	643,152	(32,342,125)	21,525,692
Distributions to shareholders:
Net distributions to shareholders	(35,817)	(63,654)	(1,262,813)	(880,150)
Return of capital	—	—	(63,897)	—
Total distributions	(35,817)	(63,654)	(1,326,710)	(880,150)
Capital share transactions:
Proceeds from shares sold	25,620,166	2,845,749	49,629,385	42,395,726
Cost of shares redeemed	(13,079,196)	(4,069,083)	(20,275,963)	(49,249,614)
Transaction fees (Note 4)	3,302	1,221	4,872	14,658
Net increase (decrease) in net assets resulting from capital transactions	12,544,272	(1,222,113)	29,358,294	(6,839,230)
Total increase (decrease) in net assets	13,342,095	(642,615)	(4,310,541)	13,806,312
Net assets:
Beginning of year	3,294,278	3,936,893	53,969,186	40,162,874
End of year	$16,636,373	$3,294,278	$49,658,645	$53,969,186
Changes in shares outstanding
Shares outstanding, beginning of year	100,001	150,001	1,750,000	2,050,000
Shares sold	1,500,000	100,000	5,350,000	1,450,000
Shares repurchased	(700,000)	(150,000)	(1,600,000)	(1,750,000)
Shares outstanding, end of year	900,001	100,001	5,500,000	1,750,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Real Estate Bear 3X Shares		Direxion Daily Pharmaceutical & Medical Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(201,301)	$262,941	$(45,182)	$56,519
Net realized gain (loss)	(40,073,574)	(10,911,893)	4,206,120	(3,627,426)
Change in net unrealized appreciation (depreciation)	5,546,779	(465,933)	1,543,976	2,243,918
Net increase (decrease) in net assets resulting from operations	(34,728,096)	(11,114,885)	5,704,914	(1,326,989)
Distributions to shareholders:
Net distributions to shareholders	(36,204)	(267,942)	(198)	(56,519)
Return of capital	(17,857)	—	—	(2,255)
Total distributions	(54,061)	(267,942)	(198)	(58,774)
Capital share transactions:
Proceeds from shares sold	89,055,106	19,532,486	9,630,340	25,022,957
Cost of shares redeemed	(24,491,912)	(11,813,993)	(12,919,954)	(19,010,589)
Transaction fees (Note 4)	7,348	3,542	2,983	5,393
Net increase (decrease) in net assets resulting from capital transactions	64,570,542	7,722,035	(3,286,631)	6,017,761
Total increase (decrease) in net assets	29,788,385	(3,660,792)	2,418,085	4,631,998
Net assets:
Beginning of year	15,494,912	19,155,704	8,611,335	3,979,337
End of year	$45,283,297	$15,494,912	$11,029,420	$8,611,335
Changes in shares outstanding
Shares outstanding, beginning of year	601,444	381,662	550,001	150,001
Shares sold	3,650,000	510,000	850,000	1,550,000
Shares repurchased	(1,300,000)	(290,218)	(700,000)	(1,150,000)
Shares outstanding, end of year	2,951,444	601,444	700,001	550,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares[1]		Direxion Daily Retail Bull 3X Shares[1]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income	$1,068,012	$415,624	$24,285	$206,453
Net realized gain (loss)	(32,167,562)	(4,416,737)	5,716,274	(11,226,245)
Change in net unrealized appreciation	34,274,837	1,982,475	12,903,082	3,204,903
Net increase (decrease) in net assets resulting from operations	3,175,287	(2,018,638)	18,643,641	(7,814,889)
Distributions to shareholders:
Net distributions to shareholders	(1,009,690)	(422,221)	(31,760)	(202,633)
Return of capital	—	—	(24,233)	—
Total distributions	(1,009,690)	(422,221)	(55,993)	(202,633)
Capital share transactions:
Proceeds from shares sold	296,931,791	48,793,631	17,600,378	18,734,063
Cost of shares redeemed	(208,522,752)	(55,420,907)	(26,680,488)	(29,122,763)
Transaction fees (Note 4)	42,015	13,232	10,187	7,008
Net increase (decrease) in net assets resulting from capital transactions	88,451,054	(6,614,044)	(9,069,923)	(10,381,692)
Total increase (decrease) in net assets	90,616,651	(9,054,903)	9,517,725	(18,399,214)
Net assets:
Beginning of year	20,779,897	29,834,800	12,967,442	31,366,656
End of year	$111,396,548	$20,779,897	$22,485,167	$12,967,442
Changes in shares outstanding
Shares outstanding, beginning of year	50,000	60,000	55,001	85,001
Shares sold	5,165,000	115,000	185,000	75,000
Shares repurchased	(3,525,282)	(125,000)	(135,157)	(105,000)
Shares outstanding, end of year	1,689,718	50,000	104,844	55,001

1  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® High Beta Bull 3X Shares[2]	Direxion Daily S&P 500® High Beta Bear 3X Shares
	For the Period November 7, 2019[1] through October 31, 2020	For the Period November 7, 2019[1] through October 31, 2020
Operations:
Net investment loss	$(4,695)	$(198,649)
Net realized loss	(3,840,905)	(40,710,211)
Change in net unrealized appreciation (depreciation)	5,237,261	(2,879,176)
Net increase (decrease) in net assets resulting from operations	1,391,661	(43,788,036)
Distributions to shareholders:
Net distributions to shareholders	(9,005)	(4,287)
Return of capital	(21,225)	(4,290)
Total distributions	(30,230)	(8,577)
Capital share transactions:
Proceeds from shares sold	62,678,961	137,751,939
Cost of shares redeemed	(34,252,584)	(41,186,240)
Transaction fees (Note 4)	6,850	12,356
Net increase in net assets resulting from capital transactions	28,433,227	96,578,055
Total increase in net assets	29,794,658	52,781,442
Net assets:
Beginning of period	—	—
End of period	$29,794,658	$52,781,442
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	645,000	16,850,001
Shares repurchased	(350,090)	(6,400,000)
Shares outstanding, end of period	294,910	10,450,001

1  Commencement of operations.

2  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares		Direxion Daily S&P Biotech Bear 3X Shares[1]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(1,994,170)	$3,117,815	$(75,911)	$1,260,444
Net realized gain (loss)	166,539,869	(84,631,541)	(79,575,607)	(32,367,807)
Change in net unrealized appreciation (depreciation)	173,850,942	18,963,385	(11,746,719)	5,894,740
Net increase (decrease) in net assets resulting from operations	338,396,641	(62,550,341)	(91,398,237)	(25,212,623)
Distributions to shareholders:
Net distributions to shareholders	(45,139)	(3,328,781)	(210,227)	(1,288,408)
Return of capital	(58)	—	(166,472)	—
Total distributions	(45,197)	(3,328,781)	(376,699)	(1,288,408)
Capital share transactions:
Proceeds from shares sold	904,790,973	1,251,672,218	570,085,114	630,655,426
Cost of shares redeemed	(1,438,720,457)	(1,291,076,924)	(497,277,519)	(578,187,535)
Transaction fees (Note 4)	423,965	263,748	191,512	173,783
Net increase (decrease) in net assets resulting from capital transactions	(533,505,519)	(39,140,958)	72,999,107	52,641,674
Total increase (decrease) in net assets	(195,154,075)	(105,020,080)	(18,775,829)	26,140,643
Net assets:
Beginning of year	487,452,195	592,472,275	82,336,356	56,195,713
End of year	$292,298,120	$487,452,195	$63,560,527	$82,336,356
Changes in shares outstanding
Shares outstanding, beginning of year	13,111,600	12,011,600	201,727	71,727
Shares sold	20,650,000	28,500,000	4,792,500	1,307,500
Shares repurchased	(28,300,000)	(27,400,000)	(3,828,203)	(1,177,500)
Shares outstanding, end of year	5,461,600	13,111,600	1,166,024	201,727

1  Effective August 28, 2020, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares[1]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$1,481,034	$4,509,879	$(28,822)	$2,256,044
Net realized gain (loss)	476,516,849	206,906,652	(332,521,165)	(129,163,610)
Change in net unrealized appreciation (depreciation)	254,396,008	330,153,026	43,059,014	(44,446,546)
Net increase (decrease) in net assets resulting from operations	732,393,891	541,569,557	(289,490,973)	(171,354,112)
Distributions to shareholders:
Net distributions to shareholders	(2,162,182)	(4,789,744)	(670,581)	(2,077,527)
Return of capital	—	—	(258,713)	—
Total distributions	(2,162,182)	(4,789,744)	(929,294)	(2,077,527)
Capital share transactions:
Proceeds from shares sold	2,184,104,805	852,170,230	687,308,307	732,163,564
Cost of shares redeemed	(2,230,101,221)	(1,338,139,932)	(540,681,918)	(386,946,232)
Transaction fees (Note 4)	528,716	272,057	209,841	116,076
Net increase (decrease) in net assets resulting from capital transactions	(45,467,700)	(485,697,645)	146,836,230	345,333,408
Total increase (decrease) in net assets	684,764,009	51,082,168	(143,584,037)	171,901,769
Net assets:
Beginning of year	634,080,376	582,998,208	237,361,002	65,459,233
End of year	$1,318,844,385	$634,080,376	$93,776,965	$237,361,002
Changes in shares outstanding
Shares outstanding, beginning of year	3,200,004	5,800,004	644,623	40,915
Shares sold	13,000,000	6,700,000	6,358,333	1,138,333
Shares repurchased	(10,900,000)	(9,300,000)	(4,501,885)	(534,625)
Shares outstanding, end of year	5,300,004	3,200,004	2,501,071	644,623

1  Effective August 28, 2020, the Fund had a 1:12 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:12 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares[1]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Net investment income (loss)	$(1,375,555)	$1,839,825	$(100,132)	$657,704
Net realized gain (loss)	195,969,897	67,533,099	(88,487,681)	(29,956,689)
Change in net unrealized appreciation (depreciation)	303,122,477	214,542,734	4,785,963	(10,035,980)
Net increase (decrease) in net assets resulting from operations	497,716,819	283,915,658	(83,801,850)	(39,334,965)
Distributions to shareholders:
Net distributions to shareholders	(1,713,106)	(2,488,495)	(153,907)	(638,259)
Return of capital	—	—	(89,972)	—
Total distributions	(1,713,106)	(2,488,495)	(243,879)	(638,259)
Capital share transactions:
Proceeds from shares sold	2,138,462,002	175,645,528	229,231,551	104,975,005
Cost of shares redeemed	(1,849,492,104)	(353,667,987)	(124,577,695)	(39,022,492)
Transaction fees (Note 4)	473,754	85,195	87,777	11,708
Net increase (decrease) in net assets resulting from capital transactions	289,443,652	(177,937,264)	104,741,633	65,964,221
Total increase in net assets	785,447,365	103,489,899	20,695,904	25,990,997
Net assets:
Beginning of year	774,640,684	671,150,785	59,339,939	33,348,942
End of year	$1,560,088,049	$774,640,684	$80,035,843	$59,339,939
Changes in shares outstanding
Shares outstanding, beginning of year	4,200,000	5,350,000	620,329	150,329
Shares sold	8,550,000	1,350,000	10,200,000	715,000
Shares repurchased	(6,650,000)	(2,500,000)	(5,405,481)	(245,000)
Shares outstanding, end of year	6,100,000	4,200,000	5,414,848	620,329

1  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Transportation Bull 3X Shares		Direxion Daily Utilities Bull 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(20,363)	$58,369	$206,583	$119,821
Net realized gain (loss)	2,721,366	(41,948)	(4,577,365)	1,225,302
Net increase from payments by affiliates	—	—	—	183,387
Change in net unrealized appreciation	12,452,876	1,975,401	1,322,418	1,595,340
Net increase (decrease) in net assets resulting from operations	15,153,879	1,991,822	(3,048,364)	3,123,850
Distributions to shareholders:
Net distributions to shareholders	(28,274)	(56,931)	(610,125)	(122,979)
Return of capital	—	—	(5,652)	—
Total distributions	(28,274)	(56,931)	(615,777)	(122,979)
Capital share transactions:
Proceeds from shares sold	51,723,647	17,240,530	13,719,566	19,227,816
Cost of shares redeemed	(31,727,536)	(26,279,036)	(11,371,614)	(10,373,713)
Transaction fees (Note 4)	6,345	5,256	2,274	2,752
Net increase (decrease) in net assets resulting from capital transactions	20,002,456	(9,033,250)	2,350,226	8,856,855
Total increase (decrease) in net assets	35,128,061	(7,098,359)	(1,313,915)	11,857,726
Net assets:
Beginning of year	3,751,119	10,849,478	16,029,296	4,171,570
End of year	$38,879,180	$3,751,119	$14,715,381	$16,029,296
Changes in shares outstanding
Shares outstanding, beginning of year	150,001	400,001	350,001	150,001
Shares sold	4,300,000	750,000	600,000	450,000
Shares repurchased	(2,300,000)	(1,000,000)	(400,000)	(250,000)
Shares outstanding, end of year	2,150,001	150,001	550,001	350,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(19,515)	$151,087	$(7,758)	$213,414
Net realized gain (loss)	2,991,684	812,009	(3,720,905)	(1,784,147)
Change in net unrealized appreciation (depreciation)	29,783	2,660,763	1,530,535	(4,077,705)
Net increase (decrease) in net assets resulting from operations	3,001,952	3,623,859	(2,198,128)	(5,648,438)
Distributions to shareholders:
Net distributions to shareholders	(53,451)	(144,179)	(32,183)	(212,425)
Return of capital	—	—	(13,020)	—
Total distributions	(53,451)	(144,179)	(45,203)	(212,425)
Capital share transactions:
Proceeds from shares sold	13,510,156	19,768,033	2,122,397	1,740,934
Cost of shares redeemed	(18,530,135)	(7,473,824)	(4,125,300)	(4,961,938)
Transaction fees (Note 4)	5,559	2,242	19,800	1,488
Net increase (decrease) in net assets resulting from capital transactions	(5,014,420)	12,296,451	(1,983,103)	(3,219,516)
Total increase (decrease) in net assets	(2,065,919)	15,776,131	(4,226,434)	(9,080,379)
Net assets:
Beginning of year	21,600,272	5,824,141	11,108,715	20,189,094
End of year	$19,534,353	$21,600,272	$6,882,281	$11,108,715
Changes in shares outstanding
Shares outstanding, beginning of year	400,000	150,000	1,050,000	1,300,000
Shares sold	200,000	400,000	250,000	150,000
Shares repurchased	(300,000)	(150,000)	(450,000)	(400,000)
Shares outstanding, end of year	300,000	400,000	850,000	1,050,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares[1]
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$559,131	$1,844,152	$(89,109)	$2,755,727
Net realized gain (loss)	81,986,838	24,430,398	(96,025,160)	(65,156,078)
Change in net unrealized appreciation (depreciation)	(27,729,689)	50,452,493	25,819,147	(92,949,283)
Net increase (decrease) in net assets resulting from operations	54,816,280	76,727,043	(70,295,122)	(155,349,634)
Distributions to shareholders:
Net distributions to shareholders	(933,267)	(1,822,129)	(353,697)	(2,833,079)
Return of capital	—	—	(169,036)	—
Total distributions	(933,267)	(1,822,129)	(522,733)	(2,833,079)
Capital share transactions:
Proceeds from shares sold	441,372,012	421,298,642	251,807,898	129,296,413
Cost of shares redeemed	(402,127,929)	(407,652,237)	(205,280,064)	(193,033,207)
Transaction fees (Note 4)	213,195	114,204	61,573	58,065
Net increase (decrease) in net assets resulting from capital transactions	39,457,278	13,760,609	46,589,407	(63,678,729)
Total increase (decrease) in net assets	93,340,291	88,665,523	(24,228,448)	(221,861,442)
Net assets:
Beginning of year	189,538,567	100,873,044	123,238,671	345,100,113
End of year	$282,878,858	$189,538,567	$99,010,223	$123,238,671
Changes in shares outstanding
Shares outstanding, beginning of year	6,450,000	6,400,000	1,149,979	1,509,979
Shares sold	11,850,000	15,250,000	3,700,000	870,000
Shares repurchased	(10,400,000)	(15,200,000)	(3,075,718)	(1,230,000)
Shares outstanding, end of year	7,900,000	6,450,000	1,774,261	1,149,979

1  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2020	$42.25	$0.06	$0.08	$(19.24)	$(19.18)	$(0.17)	$—	$(0.01)	$(0.18)	$22.89	-45.61%	$40,055	1.00%	1.06%	0.25%	0.95%	1.01%	0.30%	91%
For the Year Ended October 31, 2019	$38.45	0.30	0.35	3.84	4.14	(0.34)	—	—	(0.34)	$42.25	11.04%	$46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
For the Year Ended October 31, 2018	$42.92	0.22	0.29	(3.42)	(3.20)	(0.10)	(1.17)	—	(1.27)	$38.45	-7.90%	$57,678	1.10%	1.13%	0.46%	0.95%	0.98%	0.61%	39%
For the Year Ended October 31, 2017	$24.95	(0.06)	(0.03)	18.64	18.58	—	(0.61)	—	(0.61)	$42.92	75.11%	$62,242	1.04%	1.09%	(0.18)%	0.95%	1.00%	(0.09)%	130%
For the Year Ended October 31, 2016	$23.15	(0.18)	(0.17)	1.98	1.80	—	—	—	—	$24.95	7.78%	$46,170	0.99%	1.06%	(0.78)%	0.95%	1.02%	(0.74)%	171%
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2020	$55.25	0.16	0.20	(7.02)	(6.86)	(0.31)	—	—	(0.31)	$48.08	-12.54%	$1,331,734	1.03%	1.04%	0.34%	0.95%	0.96%	0.42%	223%
For the Year Ended October 31, 2019	$43.04	0.45	0.56	12.26	12.71	(0.50)	—	—	(0.50)	$55.25	29.95%	$947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
For the Year Ended October 31, 2018	$40.86	0.31	0.34	3.71	4.02	(0.24)	(1.60)	—	(1.84)	$43.04	9.74%	$992,232	1.00%	1.00%	0.68%	0.95%	0.95%	0.73%	95%
For the Year Ended October 31, 2017	$22.92	0.01	0.03	17.93	17.94	—	—	—	—	$40.86	78.31%	$692,851	1.01%	1.00%	0.03%	0.95%	0.94%	0.09%	99%
For the Year Ended October 31, 2016	$21.92	(0.18)	(0.16)	1.18	1.00	—	—	—	—	$22.92	4.56%	$458,407	1.02%	1.02%	(0.85)%	0.95%	0.95%	(0.78)%	187%
Direxion Daily S&P 500® Bear 3X Shares
For the Year Ended October 31, 2020	$16.06	(0.04)	(0.04)	(9.86)	(9.90)	(0.04)	—	(0.02)	(0.06)	$6.10	-61.87%	$803,180	0.96%	0.99%	(0.45)%	0.95%	0.98%	(0.44)%	0%
For the Year Ended October 31, 2019	$25.92	0.29	0.29	(9.86)	(9.57)	(0.29)	—	—	(0.29)	$16.06	-37.21%	$488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
For the Year Ended October 31, 2018	$33.94	0.18	0.18	(8.12)	(7.94)	(0.08)	—	—	(0.08)	$25.92	-23.38%	$267,114	0.95%	0.96%	0.68%	0.94%	0.95%	0.69%	1%
For the Year Ended October 31, 2017	$64.65	(0.13)	(0.13)	(30.58)	(30.71)	—	—	—	—	$33.94	-47.50%	$381,925	0.93%	0.96%	(0.28)%	0.93%	0.96%	(0.28)%	7%
For the Year Ended October 31, 2016	$83.45	(0.55)	(0.55)	(18.25)	(18.80)	—	—	—	—	$64.65	-22.53%	$562,025	0.95%	0.97%	(0.78)%	0.94%	0.96%	(0.77)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2020	$59.64	0.02	0.05	(27.47)	(27.45)	(0.12)	—	(0.04)	(0.16)	$32.03	-46.16%	$831,202	1.03%	1.01%	0.06%	0.95%	0.93%	0.14%	76%
For the Year Ended October 31, 2019	$61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	—	—	(0.30)	$59.64	-2.88%	$730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
For the Year Ended October 31, 2018	$66.18	0.20	0.31	(4.47)	(4.27)	(0.12)	—	—	(0.12)	$61.79	-6.49%	$883,562	1.10%	1.12%	0.26%	0.95%	0.97%	0.41%	51%
For the Year Ended October 31, 2017	$34.41	(0.11)	(0.07)	31.88	31.77	—	—	—	—	$66.18	92.36%	$658,510	1.02%	1.03%	(0.21)%	0.95%	0.96%	(0.14)%	185%
For the Year Ended October 31, 2016	$34.44	(0.24)	(0.23)	0.21	(0.03)	—	—	—	—	$34.41	-0.09%	$729,433	0.99%	1.01%	(0.78)%	0.95%	0.97%	(0.74)%	0%
Direxion Daily Small Cap Bear 3X Shares
For the Year Ended October 31, 2020	$43.19	(0.11)	(0.11)	(27.36)	(27.47)	(0.12)	—	(0.05)	(0.17)	$15.55	-63.86%	$545,802	0.97%	0.97%	(0.46)%	0.95%	0.95%	(0.44)%	0%
For the Year Ended October 31, 2019	$57.80	0.68	0.70	(14.58)	(13.90)	(0.71)	—	—	(0.71)	$43.19	-24.30%	$321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
For the Year Ended October 31, 2018	$66.50	0.40	0.40	(8.85)	(8.45)	(0.25)	—	—	(0.25)	$57.80	-12.65%	$282,984	0.95%	0.96%	0.73%	0.95%	0.96%	0.73%	0%
For the Year Ended October 31, 2017	$153.65	(0.20)	(0.20)	(86.95)	(87.15)	—	—	—	—	$66.50	-56.72%	$647,079	0.96%	0.98%	(0.23)%	0.95%	0.97%	(0.22)%	0%
For the Year Ended October 31, 2016	$218.85	(1.45)	(1.45)	(63.75)	(65.20)	—	—	—	—	$153.65	-29.79%	$586,011	0.97%	1.00%	(0.79)%	0.95%	0.98%	(0.77)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2020	$18.05	0.15	0.16	(1.24)	(1.09)	(0.16)	—	(0.02)	(0.18)	$16.78	-6.03%	$260,909	0.99%	1.01%	0.96%	0.95%	0.97%	1.00%	264%
For the Year Ended October 31, 2019	$17.85	0.22	0.24	0.20	0.42	(0.22)	—	—	(0.22)	$18.05	2.23%	$329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
For the Year Ended October 31, 2018	$32.66	0.48	0.50	(14.78)	(14.30)	(0.51)	—	—	(0.51)	$17.85	-44.39%	$307,058	1.02%	1.05%	1.63%	0.95%	0.98%	1.70%	158%
For the Year Ended October 31, 2017	$17.25	(0.09)	(0.07)	15.50	15.41	—	—	—	—	$32.66	89.33%	$236,786	1.03%	1.08%	(0.41)%	0.95%	1.00%	(0.33)%	112%
For the Year Ended October 31, 2016	$21.73	(0.10)	(0.10)	(4.38)	(4.48)	—	—	—	—	$17.25	-20.62%	$150,955	0.99%	1.04%	(0.67)%	0.95%	1.00%	(0.63)%	80%
Direxion Daily FTSE China Bear 3X Shares
For the Year Ended October 31, 2020	$49.94	(0.05)	(0.04)	(28.78)	(28.83)	(0.11)	—	(0.09)	(0.20)	$20.91	-57.94%	$44,477	0.98%	1.03%	(0.14)%	0.95%	1.00%	(0.11)%	0%
For the Year Ended October 31, 2019	$71.04	0.65	0.71	(21.04)	(20.39)	(0.71)	—	—	(0.71)	$49.94	-28.74%	$78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
For the Year Ended October 31, 2018	$65.30	0.39	0.43	5.52	5.91	(0.17)	—	—	(0.17)	$71.04	9.14%	$80,084	1.02%	1.08%	0.69%	0.95%	1.01%	0.76%	0%
For the Year Ended October 31, 2017	$154.50	(0.30)	(0.30)	(88.90)	(89.20)	—	—	—	—	$65.30	-57.73%	$40,664	0.96%	1.05%	(0.28)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2016	$216.50	(1.80)	(1.70)	(60.20)	(62.00)	—	—	—	—	$154.50	-28.64%	$67,613	1.01%	1.09%	(0.84)%	0.95%	1.03%	(0.78)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2020	$29.27	$0.09	$0.11	$(14.74)	$(14.65)	$(0.14)	$—	$—	$(0.14)	$14.48	-50.09%	$13,757	1.03%	1.09%	0.43%	0.95%	1.01%	0.51%	101%
For the Year Ended October 31, 2019	$24.54	0.36	0.42	4.79	5.15	(0.42)	—	—	(0.42)	$29.27	21.25%	$27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%
For the Year Ended October 31, 2018	$36.99	0.54	0.56	(12.34)	(11.80)	(0.65)	—	—	(0.65)	$24.54	-32.39%	$46,632	1.00%	0.98%	1.52%	0.95%	0.93%	1.57%	54%
For the Year Ended October 31, 2017	$18.88	0.22	0.25	17.89	18.11	—	—	—	—	$36.99	95.92%	$64,737	1.03%	1.06%	0.78%	0.95%	0.98%	0.86%	0%
For the Year Ended October 31, 2016	$27.78	(0.15)	(0.15)	(8.75)	(8.90)	—	—	—	—	$18.88	-32.04%	$26,433	0.97%	1.04%	(0.69)%	0.95%	1.02%	(0.67)%	210%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2020	$73.05	0.27	0.31	(13.07)	(12.80)	(0.43)	—	—	(0.43)	$59.82	-16.88%	$136,479	1.02%	1.04%	0.46%	0.95%	0.97%	0.53%	192%
For the Year Ended October 31, 2019	$62.74	0.90	0.96	10.28	11.18	(0.87)	—	—	(0.87)	$73.05	17.72%	$188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
For the Year Ended October 31, 2018	$115.85	1.02	1.05	(53.34)	(52.32)	(0.77)	—	(0.02)	(0.79)	$62.74	-45.51%	$202,745	0.98%	0.99%	0.94%	0.95%	0.96%	0.97%	136%
For the Year Ended October 31, 2017	$62.59	(0.37)	(0.28)	53.63	53.26	—	—	—	—	$115.85	85.09%	$275,919	1.06%	1.08%	(0.47)%	0.95%	0.97%	(0.36)%	38%
For the Year Ended October 31, 2016	$57.28	(0.42)	(0.40)	5.73	5.31	—	—	—	—	$62.59	9.27%	$195,996	0.99%	1.03%	(0.83)%	0.95%	0.99%	(0.79)%	162%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2020	$42.02	(0.04)	(0.03)	(24.56)	(24.60)	(0.11)	—	(0.06)	(0.17)	$17.25	-58.79%	$38,720	0.98%	1.08%	(0.12)%	0.95%	1.05%	(0.09)%	0%
For the Year Ended October 31, 2019	$64.78	0.63	0.67	(22.66)	(22.03)	(0.73)	—	—	(0.73)	$42.02	-34.15%	$62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
For the Year Ended October 31, 2018	$50.55	0.30	0.32	14.09	14.39	(0.16)	—	—	(0.16)	$64.78	28.60%	$90,383	0.99%	1.03%	0.64%	0.95%	0.99%	0.68%	0%
For the Year Ended October 31, 2017	$114.55	(0.20)	(0.20)	(63.80)	(64.00)	—	—	—	—	$50.55	-55.87%	$84,166	0.96%	1.00%	(0.26)%	0.95%	0.99%	(0.25)%	0%
For the Year Ended October 31, 2016	$202.20	(1.30)	(1.25)	(86.35)	(87.65)	—	—	—	—	$114.55	-43.35%	$143,830	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
Direxion Daily MSCI Mexico Bull 3X Shares[11]
For the Year Ended October 31, 2020	$130.32	0.08	0.12	(97.90)	(97.82)	(0.42)	—	(0.09)	(0.51)	$31.99	-75.36%	$10,660	1.03%	1.26%	0.18%	0.95%	1.18%	0.26%	188%
For the Year Ended October 31, 2019	$128.28	2.04	2.16	2.28	4.32	(2.28)	—	—	(2.28)	$130.32	3.42%	$11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
For the Year Ended October 31, 2018	$261.96	3.48	3.48	(130.56)	(127.08)	(6.60)	—	—	(6.60)	$128.28	-49.66%	$4,809	0.96%	1.13%	1.50%	0.95%	1.12%	1.51%	140%
For the Period May 3, 2017[9] through October 31, 2017	$300.00	0.48	0.48	(38.52)	(38.04)	—	—	—	—	$261.96	-12.68%	$3,274	0.96%	2.74%	0.30%	0.95%	2.73%	0.29%	647%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Year Ended October 31, 2020	$21.32	(0.00)[10]	0.01	(4.47)	(4.47)	(0.19)	—	—	(0.19)	$16.66	-21.27%	$25,821	1.01%	1.15%	(0.02)%	0.95%	1.09%	0.04%	327%
For the Year Ended October 31, 2019	$24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	—	—	(0.19)	$21.32	-10.93%	$25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%
For the Year Ended October 31, 2018	$60.22	0.36	0.39	(34.01)	(33.65)	(0.60)	(1.84)	—	(2.44)	$24.13	-58.26%	$22,924	1.03%	1.16%	0.76%	0.95%	1.08%	0.84%	96%
For the Year Ended October 31, 2017	$26.57	(0.21)	(0.21)	33.86	33.65	—	—	—	—	$60.22	126.65%	$12,044	0.97%	1.35%	(0.53)%	0.95%	1.33%	(0.51)%	88%
For the Year Ended October 31, 2016	$28.24	(0.21)	(0.21)	(1.46)	(1.67)	—	—	—	—	$26.57	-5.91%	$3,985	0.97%	1.67%	(0.87)%	0.95%	1.65%	(0.85)%	266%
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Year Ended October 31, 2020	$55.54	0.01	0.01	(46.58)	(46.58)	(0.06)	—	(0.04)	(0.10)	$8.87	-83.86%	$199,485	0.99%	1.02%	0.07%	0.95%	0.98%	0.11%	159%
For the Year Ended October 31, 2019	$42.15	0.30	0.46	13.43	13.73	(0.34)	—	—	(0.34)	$55.54	32.78%	$52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
For the Year Ended October 31, 2018	$40.03	0.20	0.27	2.81	3.01	(0.26)	(0.63)	—	(0.89)	$42.15	7.39%	$56,900	1.09%	1.11%	0.40%	0.95%	0.97%	0.54%	39%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.07	0.07	14.96	15.03	—	—	—	—	$40.03	60.12%	$42,032	0.98%	1.34%	0.39%	0.95%	1.31%	0.42%	7%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Year Ended October 31, 2020	$31.74	(0.06)	(0.05)	4.52	4.46	(0.07)	—	—	(0.07)	$36.13	14.26%	$12,647	1.00%	1.46%	(0.20)%	0.95%	1.41%	(0.15)%	101%
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.15	0.18	6.79	6.94	(0.17)	—	(0.03)	(0.20)	$31.74	27.83%	$6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Dow Jones Internet Bull 3X Shares
For the Period November 7, 2019[9] through October 31, 2020	$25.00	(0.25)	(0.24)	20.74	20.49	(0.02)	—	—	(0.02)	$45.47	81.99%	$34,100	0.97%	1.14%	(0.66)%	0.95%	1.12%	(0.64)%	123%
Direxion Daily Dow Jones Internet Bear 3X Shares[13]
For the Period November 7, 2019[9] through October 31, 2020	$250.00	(0.24)	(0.23)	(204.96)	(205.20)	(0.28)	—	(0.29)	(0.57)	$44.23	-82.26%	$5,305	0.96%	2.14%	(0.30)%	0.95%	2.13%	(0.29)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2020	$80.94	$0.32	$0.36	$(47.34)	$(47.02)	$(0.31)	$—	$—	$(0.31)	$33.61	-58.07%	$1,347,638	1.03%	1.03%	0.73%	0.94%	0.94%	0.82%	247%
For the Year Ended October 31, 2019	$58.65	0.68	0.88	22.25	22.93	(0.64)	—	(0.00)[10]	(0.64)	$80.94	39.44%	$1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%
For the Year Ended October 31, 2018	$60.31	0.60	0.67	(1.70)	(1.10)	(0.56)	—	—	(0.56)	$58.65	-1.98%	$1,627,513	1.04%	1.05%	0.89%	0.94%	0.95%	0.99%	73%
For the Year Ended October 31, 2017	$29.34	0.11	0.15	30.86	30.97	—	—	—	—	$60.31	105.56%	$1,538,012	1.03%	1.02%	0.24%	0.95%	0.94%	0.32%	4%
For the Year Ended October 31, 2016	$30.21	(0.03)	(0.02)	(0.84)	(0.87)	—	—	—	—	$29.34	-2.88%	$1,034,205	0.98%	0.99%	(0.12)%	0.95%	0.96%	(0.09)%	14%
Direxion Daily Financial Bear 3X Shares
For the Year Ended October 31, 2020	$32.72	(0.11)	(0.10)	(17.74)	(17.85)	(0.08)	—	(0.04)	(0.12)	$14.75	-54.76%	$271,668	0.96%	0.98%	(0.48)%	0.95%	0.97%	(0.47)%	0%
For the Year Ended October 31, 2019	$56.15	0.59	0.61	(23.44)	(22.85)	(0.58)	—	—	(0.58)	$32.72	-40.98%	$175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
For the Year Ended October 31, 2018	$67.30	0.35	0.35	(11.30)	(10.95)	(0.20)	—	—	(0.20)	$56.15	-16.26%	$141,799	0.95%	0.96%	0.69%	0.95%	0.96%	0.69%	0%
For the Year Ended October 31, 2017	$156.95	(0.25)	(0.25)	(89.40)	(89.65)	—	—	—	—	$67.30	-57.12%	$178,750	0.95%	1.00%	(0.26)%	0.95%	1.00%	(0.26)%	0%
For the Year Ended October 31, 2016	$209.30	(1.50)	(1.50)	(50.85)	(52.35)	—	—	—	—	$156.95	-25.01%	$313,292	0.96%	0.99%	(0.77)%	0.95%	0.98%	(0.76)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2020	$58.15	0.12	0.16	(2.44)	(2.32)	(0.13)	—	—	(0.13)	$55.70	-3.85%	$103,039	1.01%	1.04%	0.20%	0.95%	0.98%	0.26%	228%
For the Year Ended October 31, 2019	$53.02	0.40	0.46	5.16	5.56	(0.43)	—	—	(0.43)	$58.15	10.61%	$139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
For the Year Ended October 31, 2018	$44.17	0.20	0.25	8.94	9.14	(0.27)	(0.02)	—	(0.29)	$53.02	20.69%	$151,104	1.06%	1.07%	0.40%	0.95%	0.96%	0.51%	43%
For the Year Ended October 31, 2017	$25.86	(0.01)	0.01	18.32	18.31	—	—	—	—	$44.17	70.80%	$143,567	1.00%	1.02%	(0.02)%	0.95%	0.97%	0.03%	23%
For the Year Ended October 31, 2016	$32.66	(0.22)	(0.21)	(6.58)	(6.80)	—	—	—	—	$25.86	-20.82%	$164,186	0.99%	1.01%	(0.73)%	0.95%	0.97%	(0.69)%	0%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Year Ended October 31, 2020	$70.39	(0.12)	(0.10)	(30.69)	(30.81)	(0.00)[10]	—	—	(0.00)[10]	$39.58	-43.74%	$360,141	1.01%	1.02%	(0.34)%	0.95%	0.96%	(0.28)%	134%
For the Year Ended October 31, 2019	$28.33	0.15	0.22	42.09	42.24	(0.17)	—	(0.01)	(0.18)	$70.39	149.83%	$66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
For the Year Ended October 31, 2018	$71.69	0.05	0.08	(42.24)	(42.19)	(0.02)	(1.15)	—	(1.17)	$28.33	-59.92%	$39,667	0.99%	1.03%	0.09%	0.95%	0.99%	0.13%	38%
For the Year Ended October 31, 2017	$21.24	(0.17)	(0.14)	50.62	50.45	—	—	—	—	$71.69	237.52%	$39,428	1.02%	1.45%	(0.39)%	0.95%	1.38%	(0.32)%	164%
For the Year Ended October 31, 2016	$29.03	(0.18)	(0.18)	(7.61)	(7.79)	—	—	—	—	$21.24	-26.83%	$2,124	0.97%	2.28%	(0.70)%	0.95%	2.26%	(0.68)%	41%
Direxion Daily Industrials Bull 3X Shares
For the Year Ended October 31, 2020	$32.94	0.05	0.06	(14.36)	(14.31)	(0.15)	—	—	(0.15)	$18.48	-43.33%	$16,636	0.97%	1.44%	0.27%	0.95%	1.42%	0.29%	103%
For the Year Ended October 31, 2019	$26.25	0.37	0.39	6.75	7.12	(0.43)	—	—	(0.43)	$32.94	27.57%	$3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
For the Year Ended October 31, 2018	$30.93	0.22	0.25	(4.54)	(4.32)	(0.27)	(0.09)	—	(0.36)	$26.25	-14.26%	$3,937	1.05%	1.58%	0.62%	0.95%	1.48%	0.72%	26%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.05	0.05	5.88	5.93	—	—	—	—	$30.93	23.72%	$3,093	0.95%	3.54%	0.34%	0.95%	3.54%	0.34%	111%
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Year Ended October 31, 2020	$30.84	0.19	0.19	(21.40)	(21.21)	(0.17)	(0.40)	(0.03)	(0.60)	$9.03	-69.35%	$49,659	1.01%	1.08%	1.40%	0.95%	1.02%	1.46%	123%
For the Year Ended October 31, 2019	$19.59	0.54	0.59	11.20	11.74	(0.49)	—	—	(0.49)	$30.84	60.83%	$53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
For the Year Ended October 31, 2018	$21.70	0.50	0.53	(2.01)	(1.51)	(0.48)	—	(0.12)	(0.60)	$19.59	-7.13%	$40,163	1.09%	1.12%	2.55%	0.95%	0.98%	2.69%	149%
For the Year Ended October 31, 2017	$20.09	0.05	0.06	1.56	1.61	—	—	—	—	$21.70	8.01%	$69,453	1.00%	1.05%	0.20%	0.95%	1.00%	0.25%	113%
For the Year Ended October 31, 2016	$18.61	(0.13)	(0.12)	1.61	1.48	—	—	—	—	$20.09	7.98%	$74,331	1.00%	1.04%	(0.62)%	0.95%	0.99%	(0.57)%	199%
Direxion Daily MSCI Real Estate Bear 3X Shares
For the Year Ended October 31, 2020	$25.76	(0.11)	(0.11)	(10.22)	(10.33)	(0.06)	—	(0.03)	(0.09)	$15.34	-40.31%	$45,283	0.96%	1.14%	(0.60)%	0.95%	1.13%	(0.59)%	0%
For the Year Ended October 31, 2019	$50.20	0.49	0.50	(24.45)	(23.96)	(0.48)	—	—	(0.48)	$25.76	-47.94%	$15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
For the Year Ended October 31, 2018	$56.40	0.40	0.40	(6.45)	(6.05)	(0.15)	—	—	(0.15)	$50.20	-10.68%	$19,156	0.99%	1.36%	0.71%	0.95%	1.32%	0.75%	0%
For the Year Ended October 31, 2017	$71.40	(0.20)	(0.20)	(14.80)	(15.00)	—	—	—	—	$56.40	-21.01%	$15,882	0.97%	1.36%	(0.33)%	0.95%	1.34%	(0.31)%	0%
For the Year Ended October 31, 2016	$105.20	(0.55)	(0.55)	(33.25)	(33.80)	—	—	—	—	$71.40	-32.13%	$22,967	0.95%	1.39%	(0.77)%	0.95%	1.39%	(0.77)%	0%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Year Ended October 31, 2020	$15.66	(0.06)	(0.04)	0.16	0.10	(0.00)[10]	—	—	(0.00)[10]	$15.76	0.64%	$11,029	1.03%	1.38%	(0.34)%	0.95%	1.30%	(0.26)%	165%
For the Year Ended October 31, 2019	$26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	—	(0.01)	(0.19)	$15.66	-40.41%	$8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
For the Period November 15, 2017[9] through October 31, 2018	$25.00	0.08	0.09	1.56	1.64	(0.10)	—	(0.01)	(0.11)	$26.53	6.49%	$3,979	0.98%	2.01%	0.30%	0.95%	1.98%	0.33%	152%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Regional Banks Bull 3X Shares[12]
For the Year Ended October 31, 2020	$415.60	$1.04	$1.05	$(348.44)	$(347.40)	$(2.27)	$—	$—	$(2.27)	$65.93	-83.83%	$111,397	0.97%	1.00%	1.64%	0.95%	0.98%	1.66%	331%
For the Year Ended October 31, 2019	$497.20	7.00	7.20	(81.50)	(74.50)	(7.10)	—	—	(7.10)	$415.60	-14.83%	$20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
For the Year Ended October 31, 2018	$669.80	6.20	6.70	(172.70)	(166.50)	(6.10)	—	—	(6.10)	$497.20	-25.20%	$29,835	1.02%	1.04%	0.79%	0.95%	0.97%	0.86%	76%
For the Year Ended October 31, 2017	$347.00	1.50	1.60	322.30	323.80	(1.00)	—	—	(1.00)	$669.80	93.38%	$26,794	0.96%	1.07%	0.25%	0.95%	1.06%	0.26%	184%
For the Year Ended October 31, 2016	$352.90	(0.10)	(0.10)	(5.80)	(5.90)	—	—	—	—	$347.00	-1.67%	$1,735	0.96%	2.67%	(0.05)%	0.95%	2.66%	(0.04)%	24%
Direxion Daily Retail Bull 3X Shares[12]
For the Year Ended October 31, 2020	$235.80	0.23	0.31	(20.65)	(20.42)	(0.52)	—	(0.40)	(0.92)	$214.46	-7.65%	$22,485	0.99%	1.17%	0.12%	0.95%	1.13%	0.16%	171%
For the Year Ended October 31, 2019	$369.00	3.10	3.20	(133.40)	(130.30)	(2.90)	—	—	(2.90)	$235.80	-35.35%	$12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
For the Year Ended October 31, 2018	$244.90	2.20	2.80	124.40	126.60	(2.50)	—	—	(2.50)	$369.00	51.66%	$31,367	1.09%	1.15%	0.59%	0.95%	1.01%	0.73%	81%
For the Year Ended October 31, 2017	$386.20	(0.30)	(0.20)	(131.50)	(131.80)	—	(9.50)	—	(9.50)	$244.90	-35.22%	$36,728	0.99%	1.09%	(0.10)%	0.95%	1.05%	(0.06)%	659%
For the Year Ended October 31, 2016	$365.80	(2.60)	(2.40)	23.00	20.40	—	—	—	—	$386.20	5.58%	$36,689	0.99%	1.08%	(0.69)%	0.95%	1.04%	(0.65)%	59%
Direxion Daily S&P 500® High Beta Bull 3X Shares[12]
For the Period November 7, 2019[9] through October 31, 2020	$250.00	(0.02)	(0.01)	(147.93)	(147.95)	(0.30)	—	(0.72)	(1.02)	$101.03	-59.13%	$29,795	0.97%	1.16%	(0.03)%	0.95%	1.14%	(0.01)%	245%
Direxion Daily S&P 500® High Beta Bear 3X Shares
For the Period November 7, 2019[9] through October 31, 2020	$25.00	(0.05)	(0.05)	(19.86)	(19.91)	(0.02)	—	(0.02)	(0.04)	$5.05	-79.76%	$52,781	0.96%	1.10%	(0.79)%	0.95%	1.09%	(0.78)%	0%
Direxion Daily S&P Biotech Bull 3X Shares
For the Year Ended October 31, 2020	$37.18	(0.23)	(0.19)	16.58	16.35	(0.01)	—	(0.00)[10]	(0.01)	$53.52	43.96%	$292,298	1.04%	1.05%	(0.48)%	0.95%	0.96%	(0.39)%	137%
For the Year Ended October 31, 2019	$49.33	0.24	0.25	(12.14)	(11.90)	(0.25)	—	—	(0.25)	$37.18	-24.17%	$487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%
For the Year Ended October 31, 2018	$76.45	0.15	0.31	(27.03)	(26.88)	(0.11)	(0.13)	—	(0.24)	$49.33	-35.28%	$592,472	1.14%	1.15%	0.18%	0.95%	0.96%	0.37%	510%
For the Year Ended October 31, 2017	$28.82	(0.22)	(0.18)	47.85	47.63	—	—	—	—	$76.45	165.27%	$379,297	1.04%	1.04%	(0.45)%	0.95%	0.95%	(0.36)%	642%
For the Year Ended October 31, 2016	$76.92	(0.29)	(0.28)	(47.81)	(48.10)	—	—	—	—	$28.82	-62.53%	$279,883	0.98%	1.00%	(0.79)%	0.95%	0.97%	(0.76)%	1,619%
Direxion Daily S&P Biotech Bear 3X Shares[14]
For the Year Ended October 31, 2020	$408.20	(0.09)	(0.04)	(352.33)	(352.42)	(0.71)	—	(0.56)	(1.27)	$54.51	-86.59%	$63,561	0.99%	1.03%	(0.07)%	0.95%	0.99%	(0.03)%	0%
For the Year Ended October 31, 2019	$783.40	5.80	6.20	(373.20)	(367.40)	(7.80)	—	—	(7.80)	$408.20	-47.16%	$82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
For the Year Ended October 31, 2018	$1,008.00	4.60	5.00	(226.20)	(221.60)	(3.00)	—	—	(3.00)	$783.40	-21.81%	$56,196	1.00%	1.02%	0.74%	0.95%	0.97%	0.79%	0%
For the Year Ended October 31, 2017	$5,500.00	(2.00)	(2.00)	(4,490.00)	(4,492.00)	—	—	—	—	$1,008.00	-81.67%	$98,361	0.96%	0.99%	(0.17)%	0.95%	0.98%	(0.16)%	0%
For the Year Ended October 31, 2016	$8,216.00	(48.00)	(44.00)	(2,668.00)	(2,716.00)	—	—	—	—	$5,500.00	-33.06%	$82,490	1.01%	1.08%	(0.82)%	0.95%	1.02%	(0.76)%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2020	$198.15	0.26	0.49	50.89	51.15	(0.46)	—	—	(0.46)	$248.84	25.88%	$1,318,844	1.06%	1.06%	0.13%	0.94%	0.94%	0.25%	230%
For the Year Ended October 31, 2019	$100.52	0.99	1.54	97.67	98.66	(1.03)	—	—	(1.03)	$198.15	98.82%	$634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%
For the Year Ended October 31, 2018	$148.00	0.85	1.08	(47.41)	(46.56)	(0.92)	—	—	(0.92)	$100.52	-31.68%	$582,998	1.10%	1.09%	0.56%	0.94%	0.93%	0.72%	101%
For the Year Ended October 31, 2017	$45.78	(0.02)	0.08	105.00	104.98	—	(2.76)	—	(2.76)	$148.00	238.31%	$525,405	1.06%	1.04%	(0.02)%	0.95%	0.93%	0.09%	17%
For the Year Ended October 31, 2016	$26.92	(0.13)	(0.12)	18.99	18.86	—	—	—	—	$45.78	70.06%	$112,149	0.97%	1.01%	(0.44)%	0.95%	0.99%	(0.42)%	29%
Direxion Daily Semiconductor Bear 3X Shares[15]
For the Year Ended October 31, 2020	$368.16	(0.02)	0.01	(329.24)	(329.26)	(1.02)	—	(0.39)	(1.41)	$37.49	-89.76%	$93,777	0.98%	1.00%	(0.02)%	0.95%	0.97%	0.01%	0%
For the Year Ended October 31, 2019	$1,599.60	9.24	9.60	(1,228.56)	(1,219.32)	(12.12)	—	—	(12.12)	$368.16	-76.67%	$237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
For the Year Ended October 31, 2018	$1,950.00	9.60	10.80	(355.20)	(345.60)	(4.80)	—	—	(4.80)	$1,599.60	-17.63%	$65,459	0.97%	0.98%	0.73%	0.95%	0.96%	0.75%	0%
For the Year Ended October 31, 2017	$9,216.00	(7.20)	(7.20)	(7,258.80)	(7,266.00)	—	—	—	—	$1,950.00	-78.84%	$48,915	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2016	$25,458.00	(126.00)	(120.00)	(16,116.00)	(16,242.00)	—	—	—	—	$9,216.00	-63.80%	$51,460	0.96%	1.02%	(0.77)%	0.95%	1.01%	(0.76)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2020	$184.44	$(0.24)	$0.01	$71.86	$71.62	$(0.31)	$—	$—	$(0.31)	$255.75	38.98%	$1,560,088	1.06%	1.06%	(0.11)%	0.95%	0.95%	0.00%	376%
For the Year Ended October 31, 2019	$125.45	0.37	0.93	59.12	59.49	(0.50)	—	—	(0.50)	$184.44	47.55%	$774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
For the Year Ended October 31, 2018	$107.62	0.39	0.68	17.95	18.34	(0.51)	—	—	(0.51)	$125.45	16.99%	$671,151	1.17%	1.17%	0.29%	0.95%	0.95%	0.51%	41%
For the Year Ended October 31, 2017	$47.32	0.01	0.06	60.29	60.30	—	—	—	—	$107.62	127.43%	$452,001	1.03%	1.03%	0.01%	0.95%	0.95%	0.09%	0%
For the Year Ended October 31, 2016	$38.56	(0.22)	(0.22)	8.98	8.76	—	—	—	—	$47.32	22.72%	$172,728	0.97%	0.99%	(0.58)%	0.95%	0.97%	(0.56)%	153%
Direxion Daily Technology Bear 3X Shares[12]
For the Year Ended October 31, 2020	$95.70	(0.05)	(0.04)	(80.50)	(80.55)	(0.23)	—	(0.14)	(0.37)	$14.78	-84.47%	$80,036	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2019	$221.80	2.20	2.20	(126.00)	(123.80)	(2.30)	—	—	(2.30)	$95.70	-56.25%	$59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
For the Year Ended October 31, 2018	$368.00	2.00	2.10	(147.00)	(145.00)	(1.20)	—	—	(1.20)	$221.80	-39.38%	$33,349	0.96%	1.05%	0.85%	0.95%	1.04%	0.86%	0%
For the Year Ended October 31, 2017	$963.00	(1.00)	(1.00)	(594.00)	(595.00)	—	—	—	—	$368.00	-61.79%	$17,419	0.96%	1.15%	(0.20)%	0.95%	1.14%	(0.19)%	0%
For the Year Ended October 31, 2016	$1,540.50	(10.00)	(10.00)	(567.50)	(577.50)	—	—	—	—	$963.00	-37.49%	$19,598	0.96%	1.15%	(0.77)%	0.95%	1.14%	(0.76)%	0%
Direxion Daily Transportation Bull 3X Shares
For the Year Ended October 31, 2020	$25.01	(0.02)	(0.01)	(6.85)	(6.87)	(0.06)	—	—	(0.06)	$18.08	-27.42%	$38,879	0.96%	1.13%	(0.10)%	0.95%	1.12%	(0.09)%	128%
For the Year Ended October 31, 2019	$27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	—	—	(0.28)	$25.01	6.66%	$3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%
For the Year Ended October 31, 2018	$29.44	0.19	0.19	0.66	0.85	(0.24)	(2.93)	—	(3.17)	$27.12	1.13%	$10,849	0.95%	1.37%	0.57%	0.95%	1.37%	0.57%	0%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.02	0.02	4.42	4.44	—	—	—	—	$29.44	17.76%	$2,945	0.95%	3.62%	0.13%	0.95%	3.62%	0.13%	0%
Direxion Daily Utilities Bull 3X Shares
For the Year Ended October 31, 2020	$45.80	0.40	0.42	(17.58)	(17.18)	(0.50)	(1.34)	(0.02)	(1.86)	$26.76	-38.38%	$14,715	1.01%	1.28%	1.44%	0.95%	1.22%	1.50%	80%
For the Year Ended October 31, 2019	$27.81	0.65	0.68	18.04	18.69	(0.70)	—	—	(0.70)	$45.80	67.76%[16]	$16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
For the Year Ended October 31, 2018	$31.13	0.53	0.54	(3.31)	(2.78)	(0.54)	—	—	(0.54)	$27.81	-8.72%	$4,172	0.96%	1.45%	2.15%	0.95%	1.44%	2.16%	44%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.15	0.15	5.98	6.13	—	—	—	—	$31.13	24.52%	$3,113	0.95%	3.46%	1.04%	0.95%	3.46%	1.04%	86%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2020	$54.00	(0.06)	(0.04)	11.35	11.29	(0.18)	—	—	(0.18)	$65.11	20.96%	$19,534	0.99%	1.15%	(0.10)%	0.95%	1.11%	(0.06)%	76%
For the Year Ended October 31, 2019	$38.83	0.52	0.57	15.18	15.70	(0.53)	—	—	(0.53)	$54.00	40.66%	$21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
For the Year Ended October 31, 2018	$44.25	0.31	0.34	(5.41)	(5.10)	(0.32)	—	—	(0.32)	$38.83	-11.54%	$5,824	1.01%	1.57%	0.76%	0.95%	1.51%	0.82%	0%
For the Year Ended October 31, 2017	$51.25	(0.02)	(0.01)	(4.14)	(4.16)	—	(2.84)	—	(2.84)	$44.25	-7.60%	$8,851	0.96%	1.70%	(0.04)%	0.95%	1.69%	(0.03)%	134%
For the Year Ended October 31, 2016	$46.74	(0.41)	(0.40)	5.65	5.24	—	(0.73)	—	(0.73)	$51.25	11.42%	$7,688	0.98%	1.59%	(0.81)%	0.95%	1.56%	(0.78)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2020	$10.58	(0.01)	(0.01)	(2.43)	(2.44)	(0.03)	—	(0.01)	(0.04)	$8.10	-23.08%	$6,882	0.95%	1.40%	(0.09)%	0.95%	1.40%	(0.09)%	0%
For the Year Ended October 31, 2019	$15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	—	—	(0.18)	$10.58	-30.84%	$11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
For the Year Ended October 31, 2018	$14.01	0.07	0.08	1.47	1.54	(0.02)	—	—	(0.02)	$15.53	11.01%	$20,189	1.05%	1.15%	0.45%	0.95%	1.05%	0.55%	0%
For the Year Ended October 31, 2017	$13.65	(0.05)	(0.04)	0.41	0.36	—	—	—	—	$14.01	2.64%	$28,724	0.97%	1.07%	(0.33)%	0.95%	1.05%	(0.31)%	0%
For the Year Ended October 31, 2016	$16.51	(0.11)	(0.11)	(2.75)	(2.86)	—	—	—	—	$13.65	-17.32%	$26,612	0.95%	1.08%	(0.78)%	0.95%	1.08%	(0.78)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2020	$29.39	0.08	0.10	6.49	6.57	(0.15)	—	—	(0.15)	$35.81	22.38%	$282,879	0.98%	0.98%	0.22%	0.93%	0.93%	0.27%	67%
For the Year Ended October 31, 2019	$15.76	0.29	0.34	13.63	13.92	(0.29)	—	—	(0.29)	$29.39	88.98%	$189,539	1.12%	1.12%	1.25%	0.92%	0.92%	1.46%	66%
For the Year Ended October 31, 2018	$20.77	0.25	0.26	(5.00)	(4.75)	(0.26)	—	—	(0.26)	$15.76	-23.07%	$100,873	0.97%	0.95%	1.31%	0.94%	0.92%	1.34%	0%
For the Year Ended October 31, 2017	$24.07	0.07	0.08	(3.35)	(3.28)	(0.02)	—	—	(0.02)	$20.77	-13.64%	$90,347	0.98%	0.97%	0.36%	0.95%	0.94%	0.39%	66%
For the Year Ended October 31, 2016	$19.57	(0.10)	(0.09)	4.60	4.50	—	—	—	—	$24.07	23.01%	$67,396	0.97%	0.97%	(0.40)%	0.95%	0.95%	(0.38)%	206%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 20+ Year Treasury Bear 3X Shares[12]
For the Year Ended October 31, 2020	$107.20	$(0.06)	$(0.05)	$(50.93)	$(50.99)	$(0.28)	$—	$(0.13)	$(0.41)	$55.80	-47.66%	$99,010	0.90%	0.90%	(0.09)%	0.89%	0.89%	(0.08)%	0%
For the Year Ended October 31, 2019	$228.50	2.10	2.40	(121.20)	(119.10)	(2.20)	—	—	(2.20)	$107.20	-52.34%	$123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%
For the Year Ended October 31, 2018	$191.40	1.10	1.20	36.60	37.70	(0.60)	—	—	(0.60)	$228.50	19.71%	$345,100	0.99%	0.99%	0.54%	0.90%	0.90%	0.63%	0%
For the Year Ended October 31, 2017	$188.10	(0.70)	(0.60)	4.00	3.30	—	—	—	—	$191.40	1.75%	$371,392	0.93%	0.93%	(0.31)%	0.90%	0.90%	(0.28)%	0%
For the Year Ended October 31, 2016	$276.10	(1.60)	(1.60)	(86.40)	(88.00)	—	—	—	—	$188.10	-31.87%	$378,946	0.92%	0.92%	(0.77)%	0.92%	0.92%	(0.77)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and realized gain (loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures, and swaps for the year/period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective March 27, 2020, the Fund had a 1:12 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:12 stock split.

12  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

13  Effective August 28, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

14  Effective August 28, 2020, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

15  Effective August 28, 2020, the Fund had a 1:12 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:12 stock split.

16  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2020

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 70 separate series (each, a "Fund" and together the "Funds"). 40 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P High Beta Bear 3X Shares
Direxion Daily S&P 500® Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares	S&P Mid Cap 400® Index	300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	- 300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Consumer Discretionary Bull 3X Shares	Consumer Discretionary Select Sector Index	300%
Direxion Daily Dow Jones Internet Bull 3X Shares		300%
Direxion Daily Dow Jones Internet Bear 3X Shares	Dow Jones Internet Composite Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily MSCI Real Estate Bull 3X Shares		300%
Direxion Daily MSCI Real Estate Bear 3X Shares	MSCI U.S. IMI Real Estate 25/50 Index	-300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily S&P 500® High Beta Bull 3X Shares		300%
Direxion Daily S&P 500® High Beta Bear 3X Shares	S&P 500® High Beta Index	-300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation Average	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

DIREXION ANNUAL REPORT

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2020.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest

DIREXION ANNUAL REPORT

paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2020 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,121,452	$—	$1,121,452[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	97,965,955	—	97,965,955[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	71,183,069	—	71,183,069[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	4,333,388	—	4,333,388[1]	—
Direxion Daily Small Cap Bear 3X Shares	4,000,658	—	2,990,000	1,010,658	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	1,170,654	—	1,170,654[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	5,280,642	—	5,280,642[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	116,977	—	116,977[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	87,287	—	87,287[1]	—
Direxion Daily Dow Jones Internet Bull 3X Shares	2,890,080	—	2,890,080[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	195,708	—	195,708[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	7,461,902	—	7,461,902[1]	—
Direxion Daily Financial Bear 3X Shares	6,301,190	—	6,301,190[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Healthcare Bull 3X Shares	$—	$—	$—	$—	$621,612	$—	$621,612[1]	$—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—	—	1,758,812	—	1,758,812[1]	—
Direxion Daily MSCI Real Estate Bear 3X Shares	772,129	—	350,000	422,129	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	385,388	—	385,388[1]	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	1,875,638	—	1,875,638[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	46,203,466	—	46,203,466[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	10,130,192	—	10,130,192[1]	—
Direxion Daily Semiconductor Bull 3X Shares	108,730,280	—	108,730,280[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	4,048,553	—	3,220,000	828,553	—	—	—	—
Direxion Daily Technology Bull 3X Shares	173,593,359	—	173,593,359[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,241,216	—	1,241,216[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	134,882	—	110,000	24,882	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	963,714	—	963,714[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: BNP Paribas

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,423,041	$—	$1,410,000	$13,041	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	51,984,145	5,518,473	46,465,672[1]	—	5,518,473	5,518,473	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	29,629,171	—	29,629,171[1]	—
Direxion Daily Small Cap Bull 3X Shares	107,970,665	—	107,970,665[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	126,766	126,766	—	—	38,129,363	126,766	38,002,597[1]	—
Direxion Daily FTSE China Bull 3X Shares	16,355,940	—	16,355,940[1]	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	1,681,042	—	1,680,000	1,042	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	25,765,268	—	25,765,268[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	8,199,898	—	8,199,898[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	312,293	—	312,293[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	876,823	—	876,823[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	1,462,241	1,462,241	—	—	12,220,997	1,462,241	10,758,756[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bull 3X Shares	$29,088,744	$1,652,590	$27,436,154[1]	$—	$1,652,590	$1,652,590	$—	$—
Direxion Daily Semiconductor Bull 3X Shares	97,894,739	—	97,894,739[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	4,691,898	—	4,691,898[1]	—
Direxion Daily Technology Bull 3X Shares	42,876,897	3,533,613	39,343,284[1]	—	3,533,613	3,533,613	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	774,100	—	774,100[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,213,207	6,108	1,207,099[1]	—	6,108	6,108	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	981,747	—	981,747[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	11,344,406	873,712	10,470,694[1]	—	873,712	873,712	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	1,576,138	—	1,576,138[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Barclays

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Financial Bull 3X Shares	$—	$—	$—	$—	$5,259,439	$—	$5,259,439[1]	$—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	2,171,171	—	2,171,171[1]	—
Direxion Daily Industrials Bull 3X Shares	—	—	—	—	17,008	—	17,008[1]	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	320,187	—	320,187[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$7,668,883	$—	$7,668,883[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	2,823,936	—	—	2,823,936	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	127,530,951	—	127,530,951[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	8,561,485	—	8,561,485[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	13,533,812	—	13,533,812[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	3,239,293	—	3,239,293[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Aerospace & Defense Bull 3X Shares	$—	$—	$—	$—	$11,534,204	$—	$11,534,204[1]	$—
Direxion Daily Consumer Discretionary Bull 3X Shares	1,242,213	—	1,242,213[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	—	—	243,923	—	634	243,289
Direxion Daily Financial Bull 3X Shares	—	—	—	—	21,499,595	—	21,499,595[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	20,366,463	—	20,366,463[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	907,473	—	764,000	143,473	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	115,407	—	115,407[1]	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	150,570	—	150,570[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	88,853	—	88,853[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	837,080	—	—	837,080	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	6,562,054	—	6,562,054[1]	—
Direxion Daily Semiconductor Bear 3X Shares	120,686	—	—	120,686	—	—	—	—
Direxion Daily Technology Bull 3X Shares	39,224,859	—	39,224,859[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	268,027	—	268,027[1]	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	154,474	—	154,474[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Utilities Bull 3X Shares	$1,425,952	$—	$1,425,952[1]	$—	$—	$—	$—	$—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	471,383	—	471,383[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	2,253,874	—	1,576,000	677,874	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$946,973	$—	$946,973[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	14,026,865	—	14,026,865[1]	—
Direxion Daily S&P 500® Bear 3X Shares	10,276,091	—	8,420,000	1,856,091	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	85,571,931	—	85,571,931[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	67,276,055	—	67,276,055[1]	—
Direxion Daily FTSE China Bull 3 X Shares	5,279,687	—	5,279,687[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	1,069,243	—	1,069,243[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	206,714	—	206,714[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Emerging Markets Bull 3X Shares	$5,632,401	$—	$5,632,401[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	731,030	—	731,030[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	240,101	—	240,101[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	5,350,220	—	5,350,220[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	8,665,362	—	8,665,362[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	2,737,198	—	2,737,198[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	4,545,381	—	4,545,381[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	160,068	—	—	160,068	—	—	—	—
Direxion Daily Financial Bear 3X Shares	792,920	—	792,920[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	9,243,843	—	9,243,843[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	88,472,593	—	88,472,593[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	884,722	—	800,000	84,722	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—	—	3,033,591	—	3,033,591[1]	—
Direxion Daily MSCI Real Estate Bear 3X Shares	2,206,887	—	1,830,000	376,887	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Regional Banks Bull 3X Shares	$11,642,833	$—	$9,740,000	$1,902,833	$—	$—	$—	$—
Direxion Daily Retail Bull 3X Shares	2,437,145	—	2,437,145[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	6,730,879	—	6,630,000	100,879	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	3,296,081	—	3,296,081[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	32,745,412	—	32,745,412[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	104,870,647	—	104,870,647[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	1,320,276	—	1,320,276[1]	—
Direxion Daily Technology Bull 3X Shares	117,076,979	—	117,076,979[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	297,694	—	—	297,694	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	2,962,681	—	2,962,681[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	1,205,736	—	1,205,736[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	57,310	—	—	57,310	—	—	—	—
Direxion Daily 20+ Year T reasury Bear 3X Shares	665,602	—	—	665,602	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: J.P. Morgan

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$5,955,112	$—	$5,955,112[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	2,120,729	—	2,120,729[1]	—
Direxion Daily S&P 500® Bear 3X Shares	85,202	—	—	85,202	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	4,634,226	—	4,634,226[1]	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	435,051	—	435,051[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	357,596	—	357,596[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	802,870	—	802,870[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	222,699	—	—	222,699	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	557,012	—	370,000	187,012	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	3,308,804	—	3,308,804[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	8,836,982	—	8,836,982[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	872,140	—	872,140[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Financial Bull 3X Shares	$11,861,334	$—	$10,580,000	$1,281,334	$—	$—	$—	$—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	22,209,525	—	22,209,525[1]	—
Direxion Daily Healthcare Bull 3X Shares	367,259	—	367,259[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	43,496,967	—	43,496,967[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—	—	274,210	—	274,210[1]	—
Direxion Daily MSCI Real Estate Bear 3X Shares	797,879	—	610,000	187,879	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	2,407,820	—	2,407,820[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	205,480	—	—	205,480	—	—	—	—
Direxion Daily Retail Bull 3X Shares	7,270,971	—	7,270,971[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	687,658	—	687,658[1]	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	872,081	—	872,081[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	608,379	—	608,379[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	2,763,853	—	2,763,853[1]	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	11,151,657	—	11,151,657[1]	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	1,876,648	—	1,876,648[1]	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	11,902,182	—	11,902,182[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Technology Bear 3X Shares	$480,477	$—	$—	$480,477	$—	$—	$—	$—
Direxion Daily Transportation Bull 3X Shares	2,756,914	—	2,756,914[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	178,297	—	178,297[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	6,560	—	6,560[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	5,655	—	—	5,655	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	68,350	—	68,350[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	1,608,852	—	1,100,000	508,852	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$—	$—	$—	$—	$2,383,125	$—	$2,383,125[1]	$—
Direxion Daily S&P 500® Bear 3X Shares	11,118,927	—	4,860,000	6,258,927	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	98,633,473	—	98,633,473[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	25,174,578	—	25,174,578[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily FTSE China Bull 3X Shares	$—	$—	$—	$—	$718,981	$—	$718,981[1]	$—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	2,309,789	—	2,309,789[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	648,954	—	648,954[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	13,968,242	—	13,968,242[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	6,468,301	—	6,468,301[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	608,606	—	530,000	78,606	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	9,556,654	—	9,556,654[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	—	—	13,326	—	13,326[1]	—
Direxion Daily Financial Bull 3X Shares	67,434,009	—	64,530,000	2,904,009	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	2,446,638	—	2,446,638[1]	—
Direxion Daily Healthcare Bull 3X Shares	1,362,892	—	1,362,892[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	42,109,200	—	42,109,200[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	1,078,151	—	1,020,000	58,151	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Real Estate Bull 3X Shares	$2,461,066	$—	$2,461,066[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI Real Estate Bear 3X Shares	21,061	—	—	21,061	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	913,903	—	913,903[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	20,681,429	—	18,600,000	2,081,429	—	—	—	—
Direxion Daily Retail Bull 3X Shares	3,731,904	—	3,731,904[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	586,652	—	586,652[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	2,284,621	—	2,284,621[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	1,961,199	—	700,000	1,261,199	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	170,118,850	—	170,118,850[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	6,907,705	—	6,907,705[1]	—
Direxion Daily Technology Bull 3X Shares	175,868,662	—	175,868,662[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	3,599,476	—	3,599,476[1]	—
Direxion Daily Transportation Bull 3X Shares	6,356,272	—	6,356,272[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	39,998	—	10,000	29,998	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 20+ Year Treasury Bull 3X Shares	$—	$—	$—	$—	$6,414,022	$—	$6,414,022[1]	$—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	3,331,204	—	3,331,204[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of futures contracts or options contracts during the period ended October 31, 2020.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.
DIREXION ANNUAL REPORT

h) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2020, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

As of October 31, 2020, the market value of the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Consumer Discretionary Bull 3X Shares	$5,588	$—	$5,411	$5,411

i) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended October 31, 2020, which is disclosed on the Statements of Operations.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

DIREXION ANNUAL REPORT

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2020 and October 31, 2019, are listed below.

The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year/Period Ended October 31, 2020			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$181,797	$—	$11,321	$494,580	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	6,048,859	—	—	11,449,455	—	—
Direxion Daily S&P 500® Bear 3X Shares	1,228,222	—	590,141	5,338,151	—	—
Direxion Daily Small Cap Bull 3X Shares	1,582,234	—	517,360	4,558,793	—	—
Direxion Daily Small Cap Bear 3X Shares	809,006	—	378,778	4,325,198	—	—
Direxion Daily FTSE China Bull 3X Shares	3,169,542	—	301,335	3,949,648	—	—
Direxion Daily FTSE China Bear 3X Shares	161,009	—	127,151	1,047,032	—	—
Direxion Daily FTSE Europe Bull 3X Shares	130,258	—	—	514,390	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,269,642	—	—	2,694,656	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	149,374	—	80,075	955,647	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	45,272	—	9,723	188,557	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	142,470	—	—	231,430	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	155,985	—	116,045	392,972	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	13,290	—	—	20,474	—	4,274
Direxion Daily Dow Jones Internet Bull 3X Shares[1]	2,646	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares[1]	4,123	—	4,413	—	—	—
Direxion Daily Financial Bull 3X Shares	8,708,613	—	—	13,959,446	—	57,860
Direxion Daily Financial Bear 3X Shares	427,657	—	186,053	2,271,607	—	—
Direxion Daily Healthcare Bull 3X Shares	298,454	—	—	1,182,359	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	11,980	—	—	172,171	—	9,939
Direxion Daily Industrials Bull 3X Shares	35,817	—	—	63,654	—	—

DIREXION ANNUAL REPORT

	Year/Period Ended October 31, 2020			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily MSCI Real Estate Bull 3X Shares	$1,262,813	$—	$63,897	$880,150	$—	$—
Direxion Daily MSCI Real Estate Bear 3X Shares	36,204	—	17,857	267,942	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	198	—	—	56,519	—	2,255
Direxion Daily Regional Banks Bull 3X Shares	1,009,690	—	—	422,221	—	—
Direxion Daily Retail Bull 3X Shares	31,760	—	24,233	202,633	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares[1]	9,005	—	21,225	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares[1]	4,287	—	4,290	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	45,139	—	58	3,328,781	—	—
Direxion Daily S&P Biotech Bear 3X Shares	210,227	—	166,472	1,288,408	—	—
Direxion Daily Semiconductor Bull 3X Shares	2,162,182	—	—	4,789,744	—	—
Direxion Daily Semiconductor Bear 3X Shares	670,581	—	258,713	2,077,527	—	—
Direxion Daily Technology Bull 3X Shares	1,713,106	—	—	2,488,945	—	—
Direxion Daily Technology Bear 3X Shares	153,907	—	89,972	638,259	—	—
Direxion Daily Transportation Bull 3X Shares	28,274	—	—	56,931	—	—
Direxion Daily Utilities Bull 3X Shares	610,125	—	5,652	122,979	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	53,451	—	—	144,179	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	32,183	—	13,020	212,425	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	933,267	—	—	1,822,129	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	353,697	—	169,036	2,833,079	—	—

1  Commenced operations on November 7, 2019.

At October 31, 2020, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$(5,719,193)	$—	$—	$(8,385,149)	$(14,104,342)
Direxion Daily S&P 500® Bull 3X Shares	(47,247,161)	—	—	(18,644)	(47,265,805)
Direxion Daily S&P 500® Bear 3X Shares	(645,788,703)	—	—	(1,528,384,577)	(2,174,173,280)
Direxion Daily Small Cap Bull 3X Shares	102,879,037	—	—	(92,764,569)	10,114,468
Direxion Daily Small Cap Bear 3X Shares	(646,012,087)	—	—	(2,619,897,939)	(3,265,910,026)

DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily FTSE China Bull 3X Shares	$(47,918,417)	$—	$—	$(94,684,613)	$(142,603,030)
Direxion Daily FTSE China Bear 3X Shares	(39,288,789)	—	—	(66,047,371)	(105,336,160)
Direxion Daily FTSE Europe Bull 3X Shares	(5,390,375)	24,837	—	(22,935,603)	(28,301,141)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(3,163,918)	—	—	(200,765,299)	(203,929,217)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	(31,994,527)	—	—	(294,106,872)	(326,101,399)
Direxion Daily MSCI Mexico Bull 3X Shares	(944,243)	—	—	(6,680,093)	(7,624,336)
Direxion Daily MSCI South Korea Bull 3X Shares	(1,989,448)	—	—	(3,898,207)	(5,887,655)
Direxion Daily Aerospace & Defense Bull 3X Shares	(104,790,231)	—	—	(3,405,690)	(108,195,921)
Direxion Daily Consumer Discretionary Bull 3X Shares	2,254,001	—	—	—	2,254,001
Direxion Daily Dow Jones Internet Bull 3X Shares	7,847,704	—	—	—	7,847,704
Direxion Daily Dow Jones Internet Bear 3X Shares	(2,871,384)	—	—	(2,070,374)	(4,941,758)
Direxion Daily Financial Bull 3X Shares	(418,846,060)	656,540	—	(2,665,762)	(420,855,282)
Direxion Daily Financial Bear 3X Shares	(272,134,061)	—	—	(2,564,714,165)	(2,836,848,226)
Direxion Daily Healthcare Bull 3X Shares	(9,780,831)	—	—	—	(9,780,831)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	137,219,710	—	—	—	137,219,710
Direxion Daily Industrials Bull 3X Shares	(178,433)	57,584	—	—	(120,849)
Direxion Daily MSCI Real Estate Bull 3X Shares	(18,580,968)	—	—	(5,929,770)	(24,510,738)
Direxion Daily MSCI Real Estate Bear 3X Shares	(24,461,371)	—	—	(80,853,889)	(105,315,260)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	2,128,160	—	—	—	2,128,160
Direxion Daily Regional Banks Bull 3X Shares	(2,030,232)	77,539	—	(8,197,313)	(10,150,006)
Direxion Daily Retail Bull 3X Shares	9,542,465	—	—	(4,739,489)	4,802,976
Direxion Daily S&P 500® High Beta Bull 3X Shares	1,580,978	—	—	(456,851)	1,124,127
Direxion Daily S&P 500® High Beta Bull 3X Shares	(37,073,160)	—	—	(6,718,616)	(43,791,776)
Direxion Daily S&P Biotech Bull 3X Shares	20,324,513	—	—	(6,901,278)	13,423,235
Direxion Daily S&P Biotech Bear 3X Shares	(84,906,776)	—	—	(158,025,600)	(242,932,376)
Direxion Daily Semiconductor Bull 3X Shares	235,971,398	—	—	—	235,971,398
Direxion Daily Semiconductor Bear 3X Shares	(97,731,577)	—	—	(536,615,465)	(634,347,042)
Direxion Daily Technology Bull 3X Shares	237,082,245	10,258,334	—	—	247,340,579

DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Technology Bear 3X Shares	$(50,049,096)	$—	$—	$(177,603,978)	$(227,653,074)
Direxion Daily Transportation Bull 3X Shares	9,254,907	—	—	—	9,254,907
Direxion Daily Utilities Bull 3X Shares	(800,259)	—	—	(1,053,435)	(1,853,694)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,971,912	1,444,820	—	—	3,416,732
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(2,738,703)	—	—	(60,479,164)	(63,217,867)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(8,293,240)	5,351,124	—	—	(2,942,116)
Direxion Daily 20+ Year Treasury Bear 3X Shares	(64,762,748)	—	—	(969,256,532)	(1,034,019,280)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At October 31, 2020, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$47,872,405	$12,478,934	$(18,198,127)	$(5,719,193)
Direxion Daily S&P 500® Bull 3X Shares	1,392,502,509	191,876,208	(239,123,369)	(47,247,161)
Direxion Daily S&P 500® Bear 3X Shares	1,134,648,940	24,304,156	(670,092,859)	(645,788,703)
Direxion Daily Small Cap Bull 3X Shares	1,068,143,467	420,122,917	(317,243,880)	102,879,037
Direxion Daily Small Cap Bear 3X Shares	969,269,344	4,127,424	(650,139,511)	(646,012,087)
Direxion Daily FTSE China Bull 3X Shares	309,498,459	26,399,169	(74,317,586)	(47,918,417)
Direxion Daily FTSE China Bear 3X Shares	68,313,466	—	(39,288,789)	(39,288,789)
Direxion Daily FTSE Europe Bull 3X Shares	17,667,945	1,887,756	(7,278,131)	(5,390,375)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	166,591,433	59,084,041	(62,247,959)	(3,163,918)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	54,549,851	222,699	(32,217,226)	(31,994,527)
Direxion Daily MSCI Mexico Bull 3X Shares	10,772,360	1,653,978	(2,598,221)	(944,243)
Direxion Daily MSCI South Korea Bull 3X Shares	29,780,143	8,900,234	(10,889,682)	(1,989,448)
Direxion Daily Aerospace & Defense Bull 3X Shares	305,772,482	12,672,601	(117,462,832)	(104,790,231)
Direxion Daily Consumer Discretionary Bull 3X Shares	13,086,091	5,983,475	(3,729,474)	2,254,001
Direxion Daily Dow Jones Internet Bull 3X Shares	35,321,995	10,433,848	(2,586,144)	7,847,704
Direxion Daily Dow Jones Internet Bear 3X Shares	6,582,985	160,068	(3,031,452)	(2,871,384)
Direxion Daily Financial Bull 3X Shares	1,802,637,256	128,920,276	(547,766,336)	(418,846,060)
Direxion Daily Financial Bear 3X Shares	448,488,498	7,094,110	(279,228,171)	(272,134,061)
Direxion Daily Healthcare Bull 3X Shares	103,057,420	14,968,117	(24,748,948)	(9,780,831)
Direxion Daily Homebuilders & Supplies 3X Bull Shares	428,209,536	204,762,676	(67,542,966)	137,219,710
Direxion Daily Industrials Bull 3X Shares	19,259,477	3,417,150	(3,595,583)	(178,433)
Direxion Daily MSCI Real Estate Bull 3X Shares	63,435,070	4,180,955	(22,761,923)	(18,580,968)
Direxion Daily MSCI Real Estate Bear 3X Shares	55,332,318	3,797,956	(28,259,327)	(24,461,371)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	9,847,167	4,073,043	(1,944,883)	2,128,160
Direxion Daily Regional Banks Bull 3X Shares	113,866,810	35,634,202	(37,664,434)	(2,030,232)
Direxion Daily Retail Bull 3X Shares	20,982,937	14,783,359	(5,240,894)	9,542,465
Direxion Daily S&P 500® High Beta Bull 3X Shares	24,631,373	6,871,402	(5,290,424)	1,580,978
Direxion Daily S&P 500® High Beta Bear 3X Shares	73,467,855	1,875,638	(38,948,798)	(37,073,160)
Direxion Daily S&P Biotech Bull 3X Shares	344,226,008	114,329,127	(94,004,614)	20,324,513
Direxion Daily S&P Biotech Bear 3X Shares	123,128,368	2,798,279	(87,705,055)	(84,906,776)
Direxion Daily Semiconductor Bull 3X Shares	1,313,677,740	521,563,522	(285,592,124)	235,971,398
Direxion Daily Semiconductor Bear 3X Shares	162,263,423	4,169,239	(101,900,816)	(97,731,577)
Direxion Daily Technology Bull 3X Shares	1,713,248,428	644,509,173	(407,426,928)	237,082,245

DIREXION ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Technology Bear 3X Shares	$100,127,905	$778,171	$(50,827,267)	$(50,049,096)
Direxion Daily Transportation Bull 3X Shares	29,920,405	13,741,243	(4,486,336)	9,254,907
Direxion Daily Utilities Bull 3X Shares	14,282,102	3,233,335	(4,033,594)	(800,259)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	18,169,377	2,316,032	(344,120)	1,971,912
Direxion Daily 7-10 Year Treasury Bear 3X Shares	6,556,948	62,965	(2,801,668)	(2,738,703)
Direxion Daily 20+ Year Treasury Bull 3X Shares	296,805,805	20,007,339	(28,300,579)	(8,293,240)
Direxion Daily 20+ Year Treasury Bear 3X Shares	121,815,391	4,528,328	(69,291,076)	(64,762,748)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily Mid Cap Bull 3X Shares	$(278,958)	$278,958
Direxion Daily S&P 500® Bull 3X Shares	(419,446,845)	419,446,845
Direxion Daily S&P 500® Bear 3X Shares	—	—
Direxion Daily Small Cap Bull 3X Shares	(23,468,841)	23,468,841
Direxion Daily Small Cap Bear 3X Shares	—	—
Direxion Daily FTSE China Bull 3X Shares	(9,164,069)	9,164,069
Direxion Daily FTSE China Bear 3X Shares	—	—
Direxion Daily FTSE Europe Bull 3X Shares	333,486	(333,486)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(8,237,871)	8,237,871
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	211,816	(211,816)
Direxion Daily MSCI South Korea Bull 3X Shares	(1,302,285)	1,302,285
Direxion Daily Aerospace & Defense Bull 3X Shares	830,675	(830,675)
Direxion Daily Consumer Discretionary Bull 3X Shares	(3,203,292)	3,203,292
Direxion Daily Dow Jones Internet Bull 3X Shares	(4,871,627)	4,871,627
Direxion Daily Dow Jones Internet Bear 3X Shares	792	(792)
Direxion Daily Financial Bull 3X Shares	47,122,140	(47,122,140)
Direxion Daily Financial Bear 3X Shares	—	—
Direxion Daily Healthcare Bull 3X Shares	(15,511,096)	15,511,096
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(63,903,406)	63,903,406
Direxion Daily Industrials Bull 3X Shares	(827,207)	827,207
Direxion Daily MSCI Real Estate Bull 3X Shares	(1,642,836)	1,642,836
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(1,150,495)	1,150,495
Direxion Daily Regional Banks Bull 3X Shares	(192,018)	192,018
Direxion Daily Retail Bull 3X Shares	(2,173,661)	2,173,661
Direxion Daily S&P 500® High Beta Bull 3X Shares	(258,529)	258,529
Direxion Daily S&P 500® High Beta Bear 3X Shares	547	(547)
Direxion Daily S&P Biotech Bull 3X Shares	(26,196,245)	26,196,245
Direxion Daily S&P Biotech Bear 3X Shares	—	—
Direxion Daily Semiconductor Bull 3X Shares	(624,836,558)	624,836,558
Direxion Daily Semiconductor Bear 3X Shares	—	—
Direxion Daily Technology Bull 3X Shares	(477,228,364)	477,228,364
Direxion Daily Technology Bear 3X Shares	—	—
Direxion Daily Transportation Bull 3X Shares	(5,690,178)	5,690,178
Direxion Daily Utilities Bull 3X Shares	(220,063)	220,063
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(1,392,508)	1,392,508
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	(82,425,308)	82,425,308
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—

DIREXION ANNUAL REPORT

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2020.

At October 31, 2020, the Funds deferred, on a tax basis, qualified late year losses of:

Ordinary Late Year Loss Deferral
Direxion Daily Mid Cap Bull 3X Shares	$4,792
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	4,249,498
Direxion Daily Small Cap Bull 3X Shares	421,583
Direxion Daily Small Cap Bear 3X Shares	2,708,580
Direxion Daily FTSE China Bull 3X Shares	348,441
Direxion Daily FTSE China Bear 3X Shares	186,698
Direxion Daily FTSE Europe Bull 3X Shares	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	508,131
Direxion Daily MSCI Emerging Markets Bear 3X Shares	153,533
Direxion Daily MSCI Mexico Bull 3X Shares	18,951
Direxion Daily MSCI South Korea Bull 3X Shares	142,337
Direxion Daily Aerospace & Defense Bull 3X Shares	59,383
Direxion Daily Consumer Discretionary Bull 3X Shares	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—
Direxion Daily Dow Jones Internet Bear 3X Shares	12,558
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	1,490,814
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—
Direxion Daily Industrials Bull 3X Shares	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—
Direxion Daily MSCI Real Estate Bear 3X Shares	219,501
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—
Direxion Daily Regional Banks Bull 3X Shares	—
Direxion Daily Retail Bull 3X Shares	3,655
Direxion Daily S&P 500® High Beta Bull 3X Shares	15,123
Direxion Daily S&P 500® High Beta Bear 3X Shares	202,389
Direxion Daily S&P Biotech Bull 3X Shares	1,871,223
Direxion Daily S&P Biotech Bear 3X Shares	239,163
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	428,844
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	194,019
Direxion Daily Transportation Bull 3X Shares	—
Direxion Daily Utilities Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	24,921
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	258,269

DIREXION ANNUAL REPORT

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2020, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$6,789,959	$1,590,398
Direxion Daily S&P 500® Bull 3X Shares	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	1,520,792,127	3,329,426
Direxion Daily Small Cap Bull 3X Shares	—	74,440,582	17,896,691
Direxion Daily Small Cap Bear 3X Shares	—	2,617,183,417	—
Direxion Daily FTSE China Bull 3X Shares	—	89,283,639	5,052,533
Direxion Daily FTSE China Bear 3X Shares	—	65,860,673	—
Direxion Daily FTSE Europe Bull 3X Shares	—	22,935,603	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	139,924,119	60,333,049
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	293,953,339	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	6,357,513	303,629
Direxion Daily MSCI South Korea Bull 3X Shares	—	3,260,370	495,499
Direxion Daily Aerospace & Defense Bull 3X Shares	—	1,974,856	1,371,451
Direxion Daily Consumer Discretionary Bull 3X Shares	43,181	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	2,057,816	—
Direxion Daily Financial Bull 3X Shares	33,807,894	—	2,657,865
Direxion Daily Financial Bear 3X Shares	—	2,563,214,372	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	20,009,297	—	—
Direxion Daily Industrials Bull 3X Shares	312,634	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	5,929,770	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	80,634,388	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	3,071,420	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	7,641,632	555,681
Direxion Daily Retail Bull 3X Shares	3,309,622	3,641,500	1,094,334
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	441,728	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	6,516,227	—
Direxion Daily S&P Biotech Bull 3X Shares	104,017,456	5,030,055	—
Direxion Daily S&P Biotech Bear 3X Shares	—	157,786,437	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	536,186,621	—
Direxion Daily Technology Bull 3X Shares	—	—	—
Direxion Daily Technology Bear 3X Shares	—	177,409,496	—
Direxion Daily Transportation Bull 3X Shares	—	—	—
Direxion Daily Utilities Bull 3X Shares	—	1,053,283	152
Direxion Daily 7-10 Year Treasury Bull 3X Shares	44,589	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	60,454,243	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	968,998,263	—

DIREXION ANNUAL REPORT

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 30, 2020, open U.S. Federal and state income tax years include the tax years ended October 31, 2017 through October 31, 2020. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4. CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5. INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2020. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$25,090,282	$45,376,579	$17,544,892	$1,322,753
Direxion Daily S&P 500® Bull 3X Shares	3,024,372,810	1,920,460,961	997,636,610	1,860,939,628
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	1,601,078,925	299,128,039	479,655,923	1,763,959,511
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	354,401,200	339,950,134	288,155,481	330,034,177
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	8,581,393	10,856,109	11,001,060	12,486,515
Direxion Daily MSCI Emerging Markets Bull 3X Shares	101,087,600	102,571,500	91,591,616	114,055,218
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	7,226,198	8,382,026	18,294,906	13,553,143
Direxion Daily MSCI South Korea Bull 3X Shares	34,196,083	24,598,425	31,411,714	36,375,981
Direxion Daily Aerospace & Defense Bull 3X Shares	131,187,981	221,892,824	311,289,354	82,216,386

DIREXION ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Consumer Discretionary Bull 3X Shares	$5,220,567	$5,555,986	$8,280,070	$7,558,815
Direxion Daily Dow Jones Internet Bull 3X Shares[1]	23,405,339	13,594,962	14,514,242	5,628,397
Direxion Daily Dow Jones Internet Bear 3X Shares[1]	—	—	—	—
Direxion Daily Financial Bull 3X Shares	2,215,260,192	2,455,369,976	1,298,644,080	818,538,815
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	204,435,117	176,271,801	26,811,098	69,334,359
Direxion Daily Homebuilders & Supplies Bull 3X Shares	362,855,545	189,773,126	320,455,491	261,488,393
Direxion Daily Industrials Bull 3X Shares	6,510,094	6,134,955	14,783,154	6,394,917
Direxion Daily MSCI Real Estate Bull 3X Shares	40,932,612	46,978,064	22,549,043	13,111,689
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	12,807,242	15,063,214	9,524,305	8,762,979
Direxion Daily Regional Banks Bull 3X Shares	132,710,519	177,899,287	285,026,254	199,737,018
Direxion Daily Retail Bull 3X Shares	21,045,902	20,760,808	17,067,654	22,631,907
Direxion Daily S&P 500® High Beta Bull 3X Shares[1]	17,323,829	16,597,266	38,689,377	34,082,575
Direxion Daily S&P 500® High Beta Bear 3X Shares[1]	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	570,680,887	263,838,830	787,666,095	1,325,990,013
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	2,097,464,977	1,442,502,875	1,850,668,715	2,079,120,608
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	3,046,628,864	2,714,957,920	984,489,783	796,267,901
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	14,506,702	13,110,563	45,555,994	31,781,834
Direxion Daily Utilities Bull 3X Shares	7,153,884	10,880,696	10,788,244	11,320,371
Direxion Daily 7-10 Year Treasury Bull 3X Shares	7,988,960	7,661,601	3,364,373	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	125,339,020	109,391,622	134,905,904	95,847,781
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

1  Represents the period from November 7, 2019 (commencement of operations) to October 31, 2020.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2020.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

For each Fund, the Adviser has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund's daily net assets at least until September 1, 2022. The breakpoint schedule is detailed in the table below:

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

DIREXION ANNUAL REPORT

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2022. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,094	$27,314	$24,905	$21,479	$27,314	$73,698
Direxion Daily S&P 500® Bull 3X Shares	69,874	192,574	—	—	122,700	122,700
Direxion Daily S&P 500® Bear 3X Shares	59,529	304,783	302	18,596	304,783	323,681
Direxion Daily Small Cap Bull 3X Shares	159,440	24,627	79,265	7,186	24,627	111,078
Direxion Daily Small Cap Bear 3X Shares	49,850	53,089	87,614	4,794	53,089	145,497
Direxion Daily FTSE China Bull 3X Shares	6,874	66,062	92,090	60,527	66,062	218,679
Direxion Daily FTSE China Bear 3X Shares	1,378	34,795	32,855	29,738	34,795	97,388
Direxion Daily FTSE Europe Bull 3X Shares	503	13,785	1,361	6,419	13,785	21,565
Direxion Daily MSCI Emerging Markets Bull 3X Shares	6,473	40,267	33,843	38,284	40,267	112,394
Direxion Daily MSCI Emerging Markets Bear 3X Shares	1,012	54,120	35,413	39,016	54,120	128,549
Direxion Daily MSCI Mexico Bull 3X Shares	51	22,485	18,115	17,392	22,485	57,992
Direxion Daily MSCI South Korea Bull 3X Shares	828	31,386	24,035	21,721	31,386	77,142
Direxion Daily Aerospace & Defense Bull 3X Shares	9,966	50,828	16,113	21,606	50,828	88,547
Direxion Daily Consumer Discretionary Bull 3X Shares	369	43,606	—	38,383	43,606	81,989
Direxion Daily Dow Jones Internet Bull 3X Shares	228	31,127	—	—	30,899	30,899
Direxion Daily Dow Jones Internet Bear 3X Shares	—	35,406	—	—	35,406	35,406
Direxion Daily Financial Bull 3X Shares	4,909	4,909	—	—	—	—
Direxion Daily Financial Bear 3X Shares	23,091	80,115	19,261	14,863	80,115	114,239
Direxion Daily Healthcare Bull 3X Shares	3,252	41,898	23,120	20,615	41,898	85,633
Direxion Daily Homebuilders & Supplies Bull 3X Shares	21,184	47,694	22,934	22,351	47,694	92,979
Direxion Daily Industrials Bull 3X Shares	—	43,942	37,228	38,210	43,942	119,380
Direxion Daily MSCI Real Estate Bull 3X Shares	2,632	40,574	21,062	35,254	40,574	96,890
Direxion Daily MSCI Real Estate Bear 3X Shares	3,060	62,433	59,917	57,022	62,433	179,372
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	337	45,404	38,684	35,714	45,404	119,802
Direxion Daily Regional Banks Bull 3X Shares	13,979	36,561	12,446	19,819	36,561	68,826
Direxion Daily Retail Bull 3X Shares	946	38,436	20,421	27,494	38,436	86,351

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2021	October 31, 2022	October 31, 2023	Recoupment Amount
Direxion Daily S&P 500® High Beta Bull 3X Shares	$3,317	$41,102	$—	$—	$37,785	$37,785
Direxion Daily S&P 500® High Beta Bear 3X Shares	2,138	37,761	—	—	35,623	35,623
Direxion Daily S&P Biotech Bull 3X Shares	13,167	66,089	42,279	17,819	66,089	126,187
Direxion Daily S&P Biotech Bear 3X Shares	4,662	39,815	27,354	20,899	39,815	88,068
Direxion Daily Semiconductor Bull 3X Shares	4,634	4,634	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	16,377	42,808	12,266	720	42,808	55,794
Direxion Daily Technology Bull 3X Shares	85,032	130,532	—	—	114,924	114,924
Direxion Daily Technology Bear 3X Shares	1,146	37,209	21,855	22,689	37,209	81,753
Direxion Daily Transportation Bull 3X Shares	2,292	34,483	35,473	37,000	34,483	106,956
Direxion Daily Utilities Bull 3X Shares	385	38,650	36,930	36,502	38,650	112,082
Direxion Daily 7-10 Year Treasury Bull 3X Shares	721	33,178	40,079	32,553	33,178	105,810
Direxion Daily 7-10 Year Treasury Bear 3X Shares	176	38,575	27,551	31,607	38,575	97,733
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	433	433	—	—	—	—

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2020 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7. FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

DIREXION ANNUAL REPORT

The following is a summary of the inputs used to value the Funds' net assets as of October 31, 2020:

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$27,337,489	$—	$7,263,091	$6,959,111	$8,499,605	$(946,973)
Direxion Daily S&P 500® Bull 3X Shares	947,039,995	—	264,645,562	114,062,261	157,618,983	(24,049,192)
Direxion Daily S&P 500® Bear 3X Shares	—	—	565,368,321	326,972,194	24,304,156	(100,812,240)
Direxion Daily Small Cap Bull 3X Shares	424,682,529	—	335,600,569	180,468,282	419,707,020	(8,967,614)
Direxion Daily Small Cap Bear 3X Shares	—	—	458,706,365	230,838,166	4,127,424	(139,576,532)
Direxion Daily FTSE China Bull 3X Shares	132,900,907	—	108,933,144	40,046,137	21,635,627	(1,889,635)
Direxion Daily FTSE China Bear 3X Shares	—	—	37,684,351	15,509,403	—	(8,659,674)
Direxion Daily FTSE Europe Bull 3X Shares	6,257,068	—	5,139,296	3,397,270	1,887,756	(1,006,550)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	39,315,336	—	66,132,303	36,107,085	58,899,723	(919,847)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	40,971,147	16,201,534	222,699	(18,638,522)
Direxion Daily MSCI Mexico Bull 3X Shares	4,724,430	—	4,178,170	1,400,424	1,165,618	(240,101)
Direxion Daily MSCI South Korea Bull 3X Shares	8,986,054	—	10,457,910	7,957,800	8,659,024	(312,293)
Direxion Daily Aerospace & Defense Bull 3X Shares	—	148,819,515	71,642,630	8,246,307	9,556,654	(29,036,548)
Direxion Daily Consumer Discretionary Bull 3X Shares	—	5,978,544	3,720,461	1,904,014	5,728,374	(87,287)
Direxion Daily Dow Jones Internet Bull 3X Shares	—	21,531,046	14,460,441	1,143,164	7,435,461	(257,249)
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	3,747,241	1,581,531	160,068	(195,708)
Direxion Daily Financial Bull 3X Shares	—	979,856,246	369,619,299	32,038,877	80,757,584	(46,441,933)
Direxion Daily Financial Bear 3X Shares	—	—	193,916,490	105,888,184	7,094,110	(24,656,163)
Direxion Daily Healthcare Bull 3X Shares	—	62,590,378	20,333,829	21,022,698	10,973,994	(621,612)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	313,717,307	59,437,887	4,062,398	194,445,223	(2,171,171)
Direxion Daily Industrials Bull 3X Shares	—	11,211,035	5,016,671	395,634	2,870,346	(17,008)
Direxion Daily MSCI Real Estate Bull 3X Shares	—	32,712,390	14,747,259	7,519,444	2,461,066	(5,066,613)
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	27,072,991	17,226,463	3,797,956	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	6,930,094	1,838,917	2,428,099	3,321,723	(115,407)
Direxion Daily Regional Banks Bull 3X Shares	—	54,067,505	25,239,331	27,837,166	32,529,742	—
Direxion Daily Retail Bull 3X Shares	—	9,230,779	8,005,173	7,748,964	13,440,020	(150,570)

DIREXION ANNUAL REPORT

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P 500® High Beta Bull 3X Shares	$—	$4,726,718	$15,827,800	$10,228,470	$6,730,879	$(1,073,046)
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	39,273,871	18,969,542	1,875,638	(4,754,814)
Direxion Daily S&P Biotech Bull 3X Shares	—	148,679,108	112,468,232	50,828,387	108,037,622	(4,634,443)
Direxion Daily S&P Biotech Bear 3X Shares	—	—	48,317,358	31,575,823	2,798,279	(12,894,045)
Direxion Daily Semiconductor Bull 3X Shares	—	889,033,558	196,714,775	289,991,203	481,614,516	(17,713,711)
Direxion Daily Semiconductor Bear 3X Shares	—	—	75,159,134	23,650,360	4,169,239	(14,796,527)
Direxion Daily Technology Bull 3X Shares	—	1,009,859,420	407,266,292	93,367,556	548,640,756	(15,435,795)
Direxion Daily Technology Bear 3X Shares	—	—	55,183,456	28,853,044	778,171	(5,882,818)
Direxion Daily Transportation Bull 3X Shares	—	20,608,669	6,965,437	12,431,434	12,075,867	(474,661)
Direxion Daily Utilities Bull 3X Shares	—	6,668,478	3,963,382	4,460,749	2,849,983	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	13,742,428	—	5,063,440	1,069,394	1,348,089	(12,668)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	4,737,027	3,076,562	62,965	(981,747)
Direxion Daily 20+ Year Treasury Bull 3X Shares	189,353,602	—	96,605,738	7,348,972	11,344,406	(8,791,181)
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	57,431,657	44,738,432	4,528,328	(4,907,342)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8. VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2020, the Funds

DIREXION ANNUAL REPORT

were invested in swap contracts. At October 31, 2020, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$8,499,605	$—	$8,499,605
Direxion Daily S&P 500® Bull 3X Shares	157,618,983	—	157,618,983
Direxion Daily S&P 500® Bear 3X Shares	24,304,156	—	24,304,156
Direxion Daily Small Cap Bull 3X Shares	419,707,020	—	419,707,020
Direxion Daily Small Cap Bear 3X Shares	4,127,424	—	4,127,424
Direxion Daily FTSE China Bull 3X Shares	21,635,627	—	21,635,627
Direxion Daily FTSE Europe Bull 3X Shares	1,887,756	—	1,887,756
Direxion Daily MSCI Emerging Markets Bull 3X Shares	58,899,723	—	58,899,723
Direxion Daily MSCI Emerging Markets Bear 3X Shares	222,699	—	222,699
Direxion Daily MSCI Mexico Bull 3X Shares	1,165,618	—	1,165,618
Direxion Daily MSCI South Korea Bull 3X Shares	8,659,024	—	8,659,024
Direxion Daily Aerospace & Defense Bull 3X Shares	9,556,654	—	9,556,654
Direxion Daily Consumer Discretionary Bull 3X Shares	5,728,374	—	5,728,374
Direxion Daily Dow Jones Internet Bull 3X Shares	7,435,461	—	7,435,461
Direxion Daily Dow Jones Internet Bear 3X Shares	160,068	—	160,068
Direxion Daily Financial Bull 3X Shares	80,757,584	—	80,757,584
Direxion Daily Financial Bear 3X Shares	7,094,110	—	7,094,110
Direxion Daily Healthcare Bull 3X Shares	10,973,994	—	10,973,994
Direxion Daily Homebuilders & Supplies Bull 3X Shares	194,445,223	—	194,445,223
Direxion Daily Industrials Bull 3X Shares	2,870,346	—	2,870,346
Direxion Daily MSCI Real Estate Bull 3X Shares	2,461,066	—	2,461,066
Direxion Daily MSCI Real Estate Bear 3X Shares	3,797,956	—	3,797,956
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	3,321,723	—	3,321,723
Direxion Daily Regional Banks Bull 3X Shares	32,529,742	—	32,529,742
Direxion Daily Retail Bull 3X Shares	13,440,020	—	13,440,020
Direxion Daily S&P 500® High Beta Bull 3X Shares	6,730,879	—	6,730,879
Direxion Daily S&P 500® High Beta Bear 3X Shares	1,875,638	—	1,875,638
Direxion Daily S&P Biotech Bull 3X Shares	108,037,622	—	108,037,622
Direxion Daily S&P Biotech Bear 3X Shares	2,798,279	—	2,798,279
Direxion Daily Semiconductor Bull 3X Shares	481,614,516	—	481,614,516
Direxion Daily Semiconductor Bear 3X Shares	4,169,239	—	4,169,239
Direxion Daily Technology Bull 3X Shares	548,640,756	—	548,640,756
Direxion Daily Technology Bear 3X Shares	778,171	—	778,171
Direxion Daily Transportation Bull 3X Shares	12,075,867	—	12,075,867
Direxion Daily Utilities Bull 3X Shares	2,849,983	—	2,849,983
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	1,348,089	1,348,089
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	62,965	62,965
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	11,344,406	11,344,406
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	4,528,328	4,528,328

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$946,973	$—	$946,973
Direxion Daily S&P 500® Bull 3X Shares	24,049,192	—	24,049,192
Direxion Daily S&P 500® Bear 3X Shares	100,812,240	—	100,812,240
Direxion Daily Small Cap Bull 3X Shares	8,967,614	—	8,967,614
Direxion Daily Small Cap Bear 3X Shares	139,576,532	—	139,576,532
Direxion Daily FTSE China Bull 3X Shares	1,889,635	—	1,889,635
Direxion Daily FTSE China Bear 3X Shares	8,659,674	—	8,659,674
Direxion Daily FTSE Europe Bull 3X Shares	1,006,550	—	1,006,550
Direxion Daily MSCI Emerging Markets Bull 3X Shares	919,847	—	919,847
Direxion Daily MSCI Emerging Markets Bear 3X Shares	18,638,522	—	18,638,522
Direxion Daily MSCI Mexico Bull 3X Shares	240,101	—	240,101

DIREXION ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily MSCI South Korea Bull 3X Shares	$312,293	$—	$312,293
Direxion Daily Aerospace & Defense Bull 3X Shares	29,036,548	—	29,036,548
Direxion Daily Consumer Discretionary Bull 3X Shares	87,287	—	87,287
Direxion Daily Dow Jones Internet Bull 3X Shares	257,249	—	257,249
Direxion Daily Dow Jones Internet Bear 3X Shares	195,708	—	195,708
Direxion Daily Financial Bull 3X Shares	46,441,933	—	46,441,933
Direxion Daily Financial Bear 3X Shares	24,656,163	—	24,656,163
Direxion Daily Healthcare Bull 3X Shares	621,612	—	621,612
Direxion Daily Homebuilders & Supplies Bull 3X Shares	2,171,171	—	2,171,171
Direxion Daily Industrials Bull 3X Shares	17,008	—	17,008
Direxion Daily MSCI Real Estate Bull 3X Shares	5,066,613	—	5,066,613
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	115,407	—	115,407
Direxion Daily Retail Bull 3X Shares	150,570	—	150,570
Direxion Daily S&P 500® High Beta Bull 3X Shares	1,073,046	—	1,073,046
Direxion Daily S&P 500® High Beta Bear 3X Shares	4,754,814	—	4,754,814
Direxion Daily S&P Biotech Bull 3X Shares	4,634,443	—	4,634,443
Direxion Daily S&P Biotech Bear 3X Shares	12,894,045	—	12,894,045
Direxion Daily Semiconductor Bull 3X Shares	17,713,711	—	17,713,711
Direxion Daily Semiconductor Bear 3X Shares	14,796,527	—	14,796,527
Direxion Daily Technology Bull 3X Shares	15,435,795	—	15,435,795
Direxion Daily Technology Bear 3X Shares	5,882,818	—	5,882,818
Direxion Daily Transportation Bull 3X Shares	474,661	—	474,661
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	12,668	12,668
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	981,747	981,747
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	8,791,181	8,791,181
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	4,907,342	4,907,342

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended October 31, 2020 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$(11,405,074)	$—	$5,389,298	$—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	236,929,293	—	(64,481,437)	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(997,767,559)	—	(18,278,355)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	(150,098,945)	—	308,675,357	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(452,997,640)	—	(98,845,429)	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	(30,252,141)	—	18,836,435	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(27,559,136)	—	(6,991,731)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	(6,522,193)	—	(4,100,554)	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	(72,255,999)	—	54,820,668	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(9,811,273)	—	(12,937,320)	—
DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	$(4,306,451)	$—	$(605,289)	$—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	2,984,514	—	4,079,798	—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	(58,043,836)	—	(32,146,200)	—
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	(957,161)	—	5,095,882	—
Direxion Daily Dow Jones Internet Bull 3X Shares	Swap Contracts	2,588,348	—	7,178,212	—
Direxion Daily Dow Jones Internet Bear 3X Shares	Swap Contracts	(4,893,560)	—	(35,640)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	(233,625,728)	—	(253,893,144)	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(240,656,648)	—	5,159,269	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	18,075,671	—	(6,588,871)	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	(4,525,900)	—	175,213,405	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	(1,958,531)	—	2,561,867	—
Direxion Daily MSCI Real Estate Bull 3X Shares	Swap Contracts	(18,036,811)	—	(7,880,532)	—
Direxion Daily MSCI Real Estate Bear 3X Shares	Swap Contracts	(40,073,574)	—	5,546,779	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	2,704,575	—	1,962,119	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	(30,265,867)	—	31,068,323	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	2,629,787	—	12,014,269	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	Swap Contracts	(3,644,859)	—	5,657,833	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	Swap Contracts	(40,710,211)	—	(2,879,176)	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	125,374,622	—	152,413,623	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(79,575,607)	—	(11,746,719)	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	365,094,806	—	247,533,807	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(332,521,165)	—	43,059,014	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	171,413,995	—	318,213,617	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(88,487,681)	—	4,785,963	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	$756,511	$—	$11,564,308	$—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	(3,799,262)	—	1,454,686	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	2,945,816	—	(186,675)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(3,720,905)	—	1,530,535
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	66,426,268	—	(27,199,060)
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(96,025,160)	—	25,819,147

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended October 31, 2020, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$91,654,559	$—
Direxion Daily S&P 500® Bull 3X Shares	2,692,974,926	—
Direxion Daily S&P 500® Bear 3X Shares	—	2,211,069,851
Direxion Daily Small Cap Bull 3X Shares	1,755,937,038	—
Direxion Daily Small Cap Bear 3X Shares	—	1,337,262,756
Direxion Daily FTSE China Bull 3X Shares	728,539,577	—
Direxion Daily FTSE China Bear 3X Shares	—	257,063,537
Direxion Daily FTSE Europe Bull 3X Shares	48,728,302	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	387,384,460	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	154,241,268
Direxion Daily MSCI Mexico Bull 3X Shares	25,751,298	—
Direxion Daily MSCI South Korea Bull 3X Shares	57,153,940	—
Direxion Daily Aerospace & Defense Bull 3X Shares	283,635,457	—
Direxion Daily Consumer Discretionary Bull 3X Shares	19,265,009	—
Direxion Daily Dow Jones Internet Bull 3X Shares	37,469,583	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	7,233,200
Direxion Daily Financial Bull 3X Shares	3,029,487,749	—
Direxion Daily Financial Bear 3X Shares	—	744,443,211
Direxion Daily Healthcare Bull 3X Shares	313,556,566	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	388,959,486	—
Direxion Daily Industrials Bull 3X Shares	18,802,296	—
Direxion Daily MSCI Real Estate Bull 3X Shares	118,299,632	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	98,523,227
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	27,049,817	—
Direxion Daily Regional Banks Bull 3X Shares	144,029,135	—
Direxion Daily Retail Bull 3X Shares	35,693,155	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	47,014,613	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	80,856,051
Direxion Daily S&P Biotech Bull 3X Shares	938,981,754	—
Direxion Daily S&P Biotech Bear 3X Shares	—	279,589,467
Direxion Daily Semiconductor Bull 3X Shares	2,304,090,250	—
Direxion Daily Semiconductor Bear 3X Shares	—	496,496,377
Direxion Daily Technology Bull 3X Shares	2,811,160,859	—
Direxion Daily Technology Bear 3X Shares	—	162,939,080

DIREXION ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Transportation Bull 3X Shares	$38,823,622	$—
Direxion Daily Utilities Bull 3X Shares	33,897,572	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	50,300,916	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	24,626,197
Direxion Daily 20+ Year Treasury Bull 3X Shares	632,470,363	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	279,168,745

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9. PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

DIREXION ANNUAL REPORT

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing

DIREXION ANNUAL REPORT

liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10. ADDITIONAL INFORMATION

On March 27, 2020, April 23, 2020, and August 28, 2020, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily MSCI Mexico Bull 3X Shares	3/27/20	1	:12	$2.44	$29.28	1,600,001	133,333
Direxion Daily Regional Banks Bull 3X Shares	4/23/20	1	:10	4.94	49.40	5,900,000	590,000
Direxion Daily Retail Bull 3X Shares	4/23/20	1	:10	7.36	73.60	1,050,012	105,001
Direxion Daily S&P 500® High Beta Bull 3X Shares	4/23/20	1	:10	5.65	56.50	1,450,001	145,000
Direxion Daily Technology Bear 3X Shares	4/23/20	1	:10	3.90	39.00	13,653,291	1,365,329
Direxion Daily 20+ Year Treasury Bear 3X Shares	4/23/20	1	:10	4.84	48.40	17,249,789	1,724,979
Direxion Daily Dow Jones Internet Bear 3X Shares	8/28/20	1	:10	4.23	42.30	700,001	70,000
Direxion Daily S&P Biotech Bear 3X Shares	8/28/20	1	:20	3.56	71.20	22,334,536	1,116,727
Direxion Daily Semiconductor Bear 3X Shares	8/28/20	1	:12	3.63	43.56	29,435,481	2,452,957

11. SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On December 9, 2020, certain Funds declared capital gain distributions with an ex-date of December 10, 2020 and payable date of December 17, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short Term Capital Gain Distribution
Direxion Daily Industrials Bull 3X Shares	$0.04430
Direxion Daily Technology Bull 3X Shares	1.89970
Direxion Daily 7-10 Year Treasury Bull 3X Shares	5.73526
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.68605

On December 21, 2020, certain Funds declared income distributions with an ex-date of December 22, 2020 and payable date of December 30, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily Mid Cap Bull 3X Shares	$0.01189
Direxion Daily S&P 500® Bull 3X Shares	0.11548
Direxion Daily Small Cap Bull 3X Shares	0.01033
Direxion Daily FTSE China Bull 3X Shares	0.09166

DIREXION ANNUAL REPORT

Funds	Per Share Income Distribution
Direxion Daily FTSE Europe Bull 3X Shares	$0.05098
Direxion Daily MSCI Mexico Bull 3X Shares	0.04723
Direxion Daily MSCI South Korea Bull 3X Shares	0.00312
Direxion Daily Aerospace & Defense Bull 3X Shares	0.00120
Direxion Daily Financial Bull 3X Shares	0.07920
Direxion Daily Healthcare Bull 3X Shares	0.00609
Direxion Daily Industrials Bull 3X Shares	0.01914
Direxion Daily MSCI Real Estate Bull 3X Shares	0.03967
Direxion Daily Regional Banks Bull 3X Shares	0.28010
Direxion Daily Semiconductor Bull 3X Shares	0.05119
Direxion Daily Transportation Bull 3X Shares	0.00898
Direxion Daily Utilities Bull 3X Shares	0.09849

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (collectively referred to as the "Funds"), (40 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (40 of the funds constituting Direxion Shares ETF Trust) at October 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Individual fund constituting the Direxion Shares ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares
Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares
Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares
Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020 and the period from May 3, 2017 (commencement of operations) through October 31, 2017
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the two years in the period ended October 31, 2020 and the period from November 15, 2017 (commencement of operations) through October 31, 2018
Direxion Daily Consumer Discretionary Bull 3X Shares	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period from November 29, 2018 (commencement of operations) through October 31, 2019
Direxion Daily Dow Jones Internet Bull 3X Shares Direxion Daily Dow Jones Internet Bear 3X Shares Direxion Daily S&P 500® High Beta Bull 3X Shares Direxion Daily S&P 500® High Beta Bear 3X Shares	For the period from November 7, 2019 (commencement of operations) through October 31, 2020

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 22, 2020

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily Mid Cap Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 3X Shares	9.04%	9.04%	0.00%	14.99%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily FTSE China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Europe Bull 3X Shares	91.17%	91.17%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Mexico Bull 3X Shares	93.17%	93.17%	0.00%	0.00%
Direxion Daily MSCI South Korea Bull 3X Shares	98.61%	98.61%	0.00%	0.00%
Direxion Daily Aerospace & Defense Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Consumer Discretionary Bull 3X Shares	1.97%	1.97%	0.00%	100.00%
Direxion Daily Dow Jones Internet Bull 3X Shares	1.19%	1.19%	0.00%	100.00%
Direxion Daily Dow Jones Internet Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	8.04%	8.04%	0.00%	7.32%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	8.10%	8.10%	0.00%	100.00%
Direxion Daily Industrials Bull 3X Shares	23.51%	23.51%	0.00%	26.98%
Direxion Daily MSCI Real Estate Bull 3X Shares	73.18%	73.18%	0.00%	56.18%
Direxion Daily MSCI Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	12.46%	12.46%	0.00%	100.00%
Direxion Daily Regional Banks Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Retail Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily S&P 500® High Beta Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bull 3X Shares	15.67%	15.67%	0.00%	0.00%
Direxion Daily S&P Biotech Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bull 3X Shares	1.92%	1.92%	0.00%	31.50%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	2.07%	2.07%	0.00%	100.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Transportation Bull 3X Shares	7.28%	7.28%	0.00%	94.91%
Direxion Daily Utilities Bull 3X Shares	41.53%	41.53%	0.00%	66.14%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	23.87%	23.87%	0.00%	79.45%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	12.96%	12.96%	0.00%	19.91%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2020. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares, each a series of the ETF Trust. The Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 20, 2020, following such consideration, the Board, including the trustees who are not "interested persons" of the ETF Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 5, 2020 and August 20, 2020.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser to the Funds;

•  The investment objectives of the Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention required by the Adviser due to the frequent and large trading activity in the Funds;

•  The Adviser's Form ADV;

•  Information about the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding each component of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception (if shorter);

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per, the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the consolidated financial condition of the Adviser and the profitability of the Adviser of each Fund; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and ETF Trust procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their annual review of the Agreement since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services provided, and to be provided by the Adviser, under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that such personnel, systems and processes may not be present at other investment advisers. The Board considered, as applicable: (1) the Adviser's success in achieving each Fund's daily leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Adviser's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train, and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive. From this perspective, the Board noted the cost effectiveness for investors of employing the Funds to achieve certain investment objectives.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the relevant Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, past and future management service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant in 2019 had reviewed the Peer Group selection methodology and the Peer Group for each Fund and that the methodology employed in 2020 was the same as that reviewed by the independent consultant.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

The Board noted that the comparison reports included the advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2020 and June 30, 2019 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's daily returns versus model returns ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2020. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within reasonable ranges during the reviewed periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and Tracking Error were more meaningful indicia of the quality of the Advisor's management than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities (including rebalancing of the Funds), regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale. The Board considered the current breakpoints included in the Agreement, which provide for reduced advisory fee rates for each Fund and the impact when the assets of each Fund reach certain levels. The Board also considered the Adviser's explanation as to why these breakpoints appropriately reflect the Funds' economies of scale.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that certain Funds pay a management services fee to the Adviser.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust, on behalf of the series of the Direxion Shares ETF Trust (the "Funds"), met on November 24, 2020 to review the liquidity risk management program (the "Liquidity Program"). The Board appointed Rafferty Asset Management, LLC, the investment advisor to certain Funds as the Liquidity Program administrator of each Fund's Liquidity Program. At the meeting, Rafferty Asset Management, LLC provided the Board with a report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program, including:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The report covered the period from November 1, 2019 through October 31, 2020. The report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The report provided to the Board stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 52	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	110	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 77	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	110	None.
David L. Driscoll Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	110	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	110	None.
Henry W. Mulholland Age: 57	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	110	None.
Kathleen M. Berkery(3) Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor	110	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 47	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 44	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

THIS PAGE INTENTIONALLY LEFT BLANK

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

STRATEGIC WEIGHT ETFS

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion Connected Consumer ETF

Direxion Dynamic Hedge ETF

Direxion Fallen Knives ETF

Direxion Flight to Safety Strategy ETF (Consolidated)

Direxion High Growth ETF

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion S&P 500® High minus Low Quality ETF

Direxion Work From Home ETF

RELATIVE WEIGHT ETFS

Direxion Russell 1000® Growth Over Value ETF

Direxion Russell 1000® Value Over Growth ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	13
Expense Example (Unaudited)	25
Allocation of Portfolio Holdings (Unaudited)	27
Schedules of Investments	28
Statements of Assets and Liabilities	47
Statements of Operations	50
Statements of Changes in Net Assets	53
Financial Highlights	59
Notes to the Financial Statements	60
Report of Independent Registered Public Accounting Firm	77
Supplemental Information (Unaudited)	79
Board Review of Investment Advisory Agreement (Unaudited)	80
Board Review of Liquidity Risk Management Program (Unaudited)	84
Trustees and Officers (Unaudited)	85

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2019 to October 31, 2020 (the "Annual Period").

Market Review:

The onset of the Annual Period saw U.S. equity markets beginning to emerge from a relatively sideways trend that had persisted since mid-summer 2019. Asian and emerging market equities benefitted from reduced geo-political tensions as a result of a potential U.S.-China trade deal. The formal announcement of a Phase One Trade Agreement in December served to further bolster gains, both at home and abroad, through year-end for 2019. The advent of 2020 saw 'Coronavirus' added to the global vernacular. Emerging markets were the first to experience a significant impact from the initial outbreak of Coronavirus, as they traded down in January, while domestic equities traded relatively flat for the month. During a period where U.S. economic growth was on stable footing with improving economic data, accommodative central bank policy and the fear of an imminent recession diminishing, the S&P 500 Index closed at a record high on February 19, 2020. Shortly thereafter, markets began to grasp that what began as a localized epidemic in China could turn into a global pandemic producing economic shock around the world, and U.S. equities responded by trading into correction territory with record speed off the recent highs. By the end of February, comparisons to 2008 were abundant, as equity indexes posted their largest weekly losses since the Financial Crisis. March saw two rate cuts, and an announcement of quantitative easing from the Federal Reserve, in an effort to bolster the market as the U.S. Senate passed a $2 trillion stimulus package to help offset the effects of staggering job losses, and markets that were selling off sharply due to the effects of the Coronavirus. Those efforts were enough to spur a bit of optimism, as U.S. equity indexes closed the month off the lows. In April, as "work from home," "social distancing" and online meetings became the norm, equities began to rebound on hopes of the economy reopening, with signs lockdowns would soon be ending in some parts of Europe, as well as some states in the U.S. May saw the S&P 500 Index recoup 3,000, a major psychological threshold, as markets responded to positive news that Coronavirus cases were stabilizing. Into June, the S&P 500 Index traded at levels nearing flat for the year, due to expectations the Federal Reserve would serve as a backstop while the economy attempts to recover. China helped drive gains for Emerging Markets in June, amid signs of post-shutdown economic growth. Equity markets continued to rally into early September on sanguine expectations for the reopening of the economy. Uncertainty in September surrounding the upcoming U.S. Presidential Elections, coupled with a selloff in mega-cap technology stocks, were enough to earn the S&P 500 Index its first negative monthly return since March. Worsening Coronavirus case counts in the U.S., along with a resurgence of the virus in Europe, bore fears of a second wave, all while hopes of a vaccine began to materialize. Equity markets ended down for October, reflecting these scenarios, while also digesting economic lockdowns, stimulus hopes and the U.S. Presidential Election.

The Annual Period began with trade rhetoric and Federal Reserve policy looming in the background. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. At the start of 2020, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action. Due to the evolving risks around the COVID-19 pandemic, the Federal Reserve issued two emergency rate cuts in the month of March. The first cut lowered rates 50 basis points, in preparation for the supply chain shocks overseas. The succeeding 100 basis point cut in mid-March was seen as the Federal Reserve's attempt to assist the economy in combatting a recession, as the reality of the virus breached borders. As the Federal Reserve became increasingly accommodative, investors saw a steepening of the two-to-10 year yield curve – an indication that short term yields had dropped more than long term yields. Investors continued piling into treasuries, as the global economic outlook and corporate earnings started to look grim. After pandemic and market correction concerns sent yields plummeting towards the zero bound range, the curve eventually started to flatten out in the spring of 2020. Accommodative policy from the Federal Reserve underscored a bullish risk-appetite for investors, as reopening economies and Covid-19 vaccine hopes began to creep into the narrative. The September Federal Reserve meeting saw rates unchanged and a pledge to keep interest rates near zero though 2023. Into the end of the Annual Period, a tick up in the 10 year treasury yield was induced by hopes of a post-U.S. Presidential Election

DIREXION ANNUAL REPORT
4

stimulus package. With economic growth showing a strong rebound in October, Q3 2020 GDP rose to a rate of 33.1%, while housing made a strong showing amid record-low mortgage rates.

Factors Affecting the ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

The ETFs Performance Review:

The following discussion relates to the performance of the ETFs for the Annual Period. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

Actively Managed ETF

The Direxion Auspice Broad Commodity Strategy ETF seeks to provide total returns that exceed that of the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 different commodity futures contracts, or "components", which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Annual Period, the Auspice Broad Commodity Index returned -1.53%, while the Direxion Auspice Broad Commodity Strategy ETF returned -1.31%.

To start the Annual Period, the Direxion Auspice Broad Commodity Strategy ETF was long gold, silver and wheat, before also going long sugar in December. The Fund also entered a long position in copper in the first half of December, leaving it diversified among grains, metals and softs, with the notable exception being a lack of exposure to any of the four possible energy contracts. After going long cotton in mid-December, the Direxion Auspice Broad Commodity Strategy ETF saw its first exposure to energy in the form on RBOB Gasoline in late December, and ended up trading slightly positive for the last two months of 2019. Late January 2020 saw the Fund long 9 of 12 possible contracts, the highest number of long positions it would see during the Annual Period. Subsequently, the term Coronavirus would enter the national diction. With economies going into lockdown, people were driving less, flying less and generally putting less demand on commodities, particularly those in the energy sector, but also industrial metals such as copper. By the end of February the Direxion Auspice Broad Commodity Strategy ETF had no exposure to energy, having sold out of crude and RBOB earlier in the month, and sold out of cotton on the final day of the month. As the broader equity market was selling off precipitously in March, relating to the advent of the Covid-19 pandemic, the Fund exited all exposures prior to month-end. The Direxion Auspice Broad Commodity Strategy ETF ended the Annual Period adding gold back to the portfolio, as the metals sector seemed to find a bottom in the first part of April, but ultimately consolidated in the latter half. While commodities were broadly higher in May, the Fund maintained a cautious approach, with controlling the downside as a core tenet. Still, long only gold in June, gains in softs and copper, could be seen as signs of renewed economic activity globally. Mid-summer 2020 saw the Direxion Auspice Broad Commodity Strategy ETF enter positions in copper and silver, as metals saw notable gains during the month. As commodities largely rallied, the Fund generated gains from both existing and new positions. The Fund began to enter into new agricultural and energy positions increasing its exposure to 75%. Pockets of strength for commodities in September, amid a small correction in the equity market, saw the Direxion Auspice Broad Commodity Strategy ETF positive for the month, while now finding itself long 11 of 12 possible positions at month-end. Heading into the end of the Annual Period, the Fund saw another positive month, as equities continued to give back some gains. The Direxion Auspice Broad Commodity

DIREXION ANNUAL REPORT
5

Strategy ETF was positioned long 10 of 12 components in October, prioritizing the diversity that commodity sub-sectors offered, while featuring the agility the long-only/reduced-risk approach the fund offers.

Non-Leveraged ETFs

The Direxion Connected Consumer ETF seeks investment results, before fees and expenses, that track the Solactive Connected Consumer Index. The Solactive Connected Consumer Index is comprised of U.S. listed securities and American Depository Receipts ("ADRs") of companies that provide products and services in at least one of the following business segments that facilitate consumers' ability to connect: home entertainment, online education, remote health and well-being, and virtual and digital social interaction ("Connected Industries"). The Index consists of 40 companies, namely, the top 10 ranked companies in each of the four Connected Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. Since the Fund's inception on August 25, 2020, the Solactive Connected Consumer Index returned 1.84%, while the Direxion Connected Consumer ETF returned 1.78%.

Since inception on August 25, 2020, the Direxion Connected Consumer ETF saw an encouraging start, as it outpaced the S&P 500 Index by 6.22% during the same time frame. The outperformance can be attributed to the fund's three largest holdings steadily outpacing the market – Snap Inc Class A (88.74%), BioTelemetry Inc (6.58%) and SmileDirectClub Inc Class A (18.51%). As a second wave of coronavirus looms, with more lockdown restrictions forthcoming, the Direxion Connected Consumer ETF will look to capitalize on its investment objective: home entertainment, online education, remote health and well-being, and virtual and digital social interaction.

The Direxion Dynamic Hedge ETF seeks investment results, before fees and expenses, that track the Salt truVolTM US Large Cap Dynamic Hedge Index. The Salt truVolTM US Large Cap Dynamic Hedge Index is designed to adjust net exposure to the S&P 500 Index in an attempt to capitalize on the inverse relationship between volatility and the returns of the S&P 500® Index. The Index utilizes a proprietary volatility model developed by Salt Financial Indices, LLC., to estimate future market volatility to determine the size of the Index's hedge (short position). The Index's hedge or short position is reviewed daily and may range from 0% to 100% of the long position in the S&P 500 Index. Since the Fund's inception on June 11, 2020, the Salt truVolTM US Large Cap Dynamic Hedge Index returned -1.06%, while the Direxion Dynamic Hedge ETF returned -1.19%.

Since inception on June 11, 2020, the Direxion Dynamic Hedge ETF underperformed the S&P 500 Index by 4.34% through Period-end. Although the Fund holds long exposure to the S&P 500 Index, the short component of the Fund contributed to more conservative returns when compared to the S&P 500 Index's strong rebound from its multi-year lows. The Direxion Dynamic Hedge ETF continues to be a responsive solution for investors looking to participate in the market, while mitigating against potential drawdowns.

The Direxion Fallen Knives ETF seeks investment results, before fees and expenses, that track the Indxx US Fallen Knives Index. The Indxx US Fallen Knives Index is designed by Indxx, LLC to consist of U.S equity securities that have experienced considerable share price declines over the prior year and have financial health, suggesting that the security has potential for share price recovery in the future. Since the Fund's inception on June 11, 2020, the Indxx US Fallen Knives Index returned 9.89%, while the Direxion Fallen Knives ETF returned 9.63%.

Since inception on June 11, 2020, the Direxion Fallen Knives ETF had an encouraging start, as it outpaced the S&P 500 Index by 6.48% through the end of the Annual Period. The outperformance was underscored by the fact that 8 out of the top 10 holdings all had notable outperformances. Names such as Novocure (79.84%) and Exact Sciences (33.51%) had significant gains. Furthermore, the Direxion Fallen Knives ETF's positive performance was observed despite the Fund's top two sectors (Financials and Health Care) making up roughly 58% of all basket returning losses. Although those two sectors were in a downward trend, the names in the basket of those two sectors showed strong growth. This shows the framework to capture the most attractive opportunities during a pandemic-induced uncertainty was beneficial for the Fund as the inherent risk premium was realized when the market rebounded, even for the names that saw its industry peers sell off.

DIREXION ANNUAL REPORT
6

The Direxion Flight to Safety Strategy ETF seeks to provide total returns that exceed the total return of the Solactive Flight to Safety Index over a complete market cycle. The Solactive Flight to Safety Index measures the performance of a volatility-weighted basket of gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. The Index rebalances on a quarterly basis such that the weight of each component (U.S. treasury bonds, utility stocks, and gold) will be based on the contribution of the volatility of each component to the overall Index. The least volatile component of the Index, based on each component's trailing 5 year volatility measure, will receive the largest weighting. The gold component will be limited to 22.5% of the Index and its volatility will be based on the volatility of the spot price of gold. Since the Fund's inception on February 5, 2020, the Solactive Flight to Safety Index returned 6.59%, while the Direxion Flight to Safety Strategy ETF returned 5.85%.

Since inception on February 5, 2020, the Direxion Flight to Safety Strategy ETF outperformed the broad the S&P 500 Index by 5.3% through Period-end, as the equity market remained flat after a remarkable rally from April through September. During this period, defensive investors contributed to a strong performance in both the gold bullion and the U.S. treasury bonds, as they looked to mitigate risk from Covid-19. However, the utility sector, which makes up roughly a quarter of the Fund's holdings, underperformed (-6.42%) as consumer spending vastly decreased due to economic uncertainty. One notable development during this period is that gold and the broad market's correlation remained positive at .191, when the two usually have a negative correlation. This can be partially explained by the phenomenon that investors sought both safety and the risk premium present in the post-pandemic equity market. Since the Direxion Flight to Safety Strategy ETF seeks to provide risk-mitigation, as well as a long-term appreciation potential, the uncertain nature of the overall market created an ideal scenario for the Fund to grow.

The Direxion High Growth ETF seeks investment results, before fees and expenses, that track the Russell 1000® Hyper Growth Index. The Russell 1000® Hyper Growth Index seeks to identify domestic "high" growth companies by scoring securities for Quality, Momentum, Value, and Volatility factors and for representing Value or Growth stocks. The Index identifies Growth companies as those that, historically, have had high sales and forecasted high earnings and high cash flow growth relative to increases in share value. Since the Fund's inception on June 11, 2020, the Russell 1000® Hyper Growth Index returned 2.82%, while the Direxion High Growth ETF returned 2.67%.

Since inception on June 11, 2020, the Direxion High Growth ETF slightly underperformed the S&P 500 Index by 0.48% through the Annual Period. The basket of growth stocks performed especially well in the information technology sector, as the industry as a whole gained 8.12% in the same period. During the pandemic, many companies around the nation increased their demand for disaster recovery services as work shifted from onsite to remote, and this move in digital technology boosted the performance of information technology names such as NVIDIA Corp (33.85%) and Advanced Micro Devices Inc. (31.07%). Moreover, strong growth was observed for the Fund's communication service names. The shelter-in-place environment of the pandemic allowed the FANG stocks to flourish.

The Direxion MSCI USA ESG – Leaders vs. Laggards ETF seeks investment results, before fees and expenses, that track the MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index. MSCI USA ESG Universal Top – Bottom 150/50 Return Spread Index seeks to provide long exposure to companies with high environmental, social, and governance ratings and trend relative to their sector peers and short exposure to companies with low ESG performance relative to their sector peers as determined by MSCI. To this end, the Index consists of a portfolio that has 150% long exposure to the MSCI USA ESG Universal Top 100 5% Issuer Capped Index (the "Long Component") and 50% short (or inverse) exposure to the MSCI USA ESG Universal Bottom 100 5% Issuer Capped Index (the "Short Component"). The Index, and both the Long and Short Components are reviewed, reconstituted, and rebalanced on a quarterly basis. Since the Fund's inception on February 5, 2020, the MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index returned 8.81%, while the Direxion MSCI USA ESG – Leaders vs. Laggards ETF returned 8.66%.

Since inception on February 5, 2020, the Direxion MSCI USA ESG – Leaders vs. Laggards ETF outperformed the S&P 500 Index through Period-end. The COVID-19 pandemic created a paradigm shift, whereby companies transitioned to remote working environments for the foreseeable future, with some opting to do so on a permanent basis. As a result, the information technology sector saw extensive growth and outperformed the broad market. Conversely, the outbreak weakened demand for commodities, particularly oil, which in conjunction with increasing supply, resulted in oil prices

DIREXION ANNUAL REPORT
7

plummeting during the Annual Period. While demand has rebounded and normalized since then, the energy sector, which the Fund underweights, underperformed the market as a whole during this time. As the world shifts towards green technology and sustainable business practices, ESG is gaining a more prominent role in the decision making of both companies and investors.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index is the equal weighted version of the NASDAQ-100 Index® which includes approximately 100 of the largest domestic and international non-financial companies listed on the NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc., the index provider. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the Index. The Index is rebalanced quarterly and reconstituted annually. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 24.16%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 23.69%.

The Direxion NASDAQ-100® Equal Weighted Index Shares underperformed the NASDAQ-100 Index for the Annual Period. The Fund's underperformance can be attributed to the stellar performances of AMZN (70.89%), MSFT (42.83%) and AAPL (76.78%), all of which have roughly a 1% weight in the fund, while accounting for over 33% of the NASDAQ-100 Index. The strongest returns for the Direxion NASDAQ-100® Equal Weighted Index Shares came at the end of the Annual Period. During the month of April 2020, the Fund gained 13.23%. These numbers were backed by increasingly positive economic sentiments, as fears from of the Coronavirus began to taper. However, the fears of a second wave came to fruition in early September, prompting fund performance to suffer in both September and October.

The Direxion S&P 500® High minus Low Quality ETF seeks investment results, before fees and expenses, that track the S&P 500® 150/50 Quality 0.30% Decrement Index. The S&P 500® 150/50 Quality 0.30% Decrement Index seeks to measure the performance of a portfolio of long positions in high quality stocks and short positions in low quality stocks, as determined by S&P Dow Jones Indices, LLC. To this end, the Index consists of a portfolio that has 150% long exposure to the S&P 500® Quality Index (the "Long Component") and 50% short (or inverse) exposure to the S&P 500® Quality – Lowest Quintile Index (the "Short Component"). The Long Component is comprised of stocks selected from the S&P 500® based on their quality score as defined by the Index Provider. The Short Component is comprised of stocks selected from the S&P 500® with the lowest quality scores. Since the Fund's inception on February 5, 2020, the S&P 500® 150/50 Quality 0.30% Decrement Index returned 4.72%, while the Direxion S&P 500® High minus Low Quality ETF returned 4.46%.

Since inception on February 5, 2020, the Direxion S&P 500® High minus Low Quality ETF outperformed the S&P 500 Index through Period-end. The Fund's overweight exposure to the information technology sector aided in rebounding from its lows. Increased market interest and adoption for artificial intelligence, machine learning, wearables technologies, and cloud computing allowed top names such as AAPL, NVDA, MSFT and CSCO to outperform the broad market. By utilizing the three core metrics of return on equity, accruals and financial leverage, the Direxion S&P 500® High minus Low Quality ETF's 150/50 structure allows for investors to gain long exposure to high quality companies, and short exposure to low quality companies, across the U.S. large cap universe.

The Direxion Work From Home ETF seeks investment results, before fees and expenses, that track the Solactive Remote Work Index. The Solactive Remote Work Index is comprised of U.S. listed securities and American Depository Receipts ("ADRs") of companies that provide products and services in at least one of the following business segments that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of 40 companies, namely, the top 10 ranked companies in each of the four WFH Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. Since the Fund's inception on June 25, 2020, the Solactive Remote Work Index returned 7.65%, while the Direxion Work From Home ETF returned 7.60%.

Since inception on June 25, 2020, the Direxion Work from Home ETF was launched amid the backdrop of and evolving remote work trend, a society dealing with the effects and practicalities induced by the advent of Covid-19, and a need for social distancing. The Fund offers exposure to both established and emerging pillars of technology such as Cloud Technology,

DIREXION ANNUAL REPORT
8

Cybersecurity, Online Project and Document Management and Remote communications. Capitalizing on a timely launch, Direxion Work from Home ETF performance was strong out of the gate amid a mega cap, tech-led rally. While positive for the month of August, fund performance lagged somewhat, amid broader concerns relating to doubts over further fiscal stimulus, which weighed on technology stocks. September saw a pullback driven by not only mega-cap tech names, but also smaller names such as Nutanix Inc., FireEye Inc. and Slack Technologies Inc., as the broader equity market pulled back on concerns relating to US Presidential Election uncertainty. Into the end of the Annual Period, the Direxion Work from Home ETF was able to outperform the S&P 500 Index for the month of October, as the broader market continued to digest a troublesome plateful of investing scenarios relating to the Covid-19 pandemic, a potential vaccine, economic lockdowns and the upcoming U.S. Presidential Election.

Relative Weight ETFs

The Direxion Russell 1000® Growth Over Value ETF seeks investment results, before fees and expenses, that track the Russell 1000® Growth/Value 150/50 Net Spread Index. Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Annual Period, the Russell 1000® Growth/Value 150/50 Net Spread Index returned 51.22%, while the Direxion Russell 1000® Growth Over Value ETF returned 50.43%.

The Direxion Russell 1000® Value Over Growth ETF seeks investment results, before fees and expenses, that track the Russell 1000® Value/Growth 150/50 Net Spread Index. The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Annual Period, the Russell 1000® Value/Growth 150/50 Net Spread Index returned -22.67%, while the Direxion Russell 1000® Value Over Growth ETF returned -23.00%.

Index Volatility:

Entering the Annual Period the CBOE Volatility Index (VIX Index), which reflects a market estimate for future volatility, was trading near all-time highs. Chief drivers of volatility for the Annual Period were inclusive of, but not limited to: a protracted U.S.-China trade spat, Presidential Impeachment, Federal Reserve monetary policy, Covid-19 and fiscal stimulus programs from the U.S. Senate. Volatility saw a brief spike, as Speaker Nancy Pelosi announced in late September 2019 that she was launching a formal impeachment inquiry of President Trump. Equity markets rallied in mid-October on positive news relating to U.S.-China trade relations, and volatility levels slid accordingly. Amid a continued melt up supported by a dovish Federal Reserve, a healthy global economy and positive developments on the U.S.-China trade front, the VIX Index closed at a record low of 11.54 on November 26, 2019. A blip in volatility in early December was caused by U.S./China tariff headlines. January noted the further spread of Covid-19 throughout the world. The first confirmed case of coronavirus in the United States occurred on January 21, 2020. In short order, the W.H.O. declared a global health emergency, President Trump restricted travel from China, and the first coronavirus death was reported in the Philippines. It wasn't until the newly named Covid-19 virus began making its way through Europe that the VIX Index began to surge. With the President declaring a national emergency on March 13, 2020, and the United States becoming the global leader in new infections later that month, the VIX Index closed at a record high of 82.69 on March 16, 2020; the S&P 500 marked an YTD 2020 low on March 23. A $2 trillion stimulus bill helped stabilize the stock market after it was signed into law on March 27, 2020 in an attempt to address the economic crisis, along with the public health emergency. Equity markets rebounded as hope emerged that some of the lockdowns would begin coming to an end in parts of Europe and the U.S. Fears of a second wave of the

DIREXION ANNUAL REPORT
9

virus were, and still are, very much in play; in fact, the VIX spiked to 40.28 just three days before Period-end – its highest level since mid-June.

Index	Return	Volatility
Auspice Broad Commodity Index	-1.53%	8.06%
Solactive Connected Consumer Index[1]	1.84%	26.57%
Salt truVolTM US Large Cap Dynamic Hedge Index[2]	-1.06%	10.54%
Indxx US Fallen Knives Index[2]	9.89%	20.94%
Solactive Flight to Safety Index[3]	6.59%	16.00%
Russell 1000® Hyper Growth Index[2]	2.82%	26.23%
MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index[3]	8.81%	39.93%
NASDAQ-100® Equal Weighted Index	24.16%	34.64%
S&P 500® 150/50 Quality 0.30% Decrement Index[3]	4.72%	37.97%
Solactive Remote Work Index[4]	7.65%	27.99%
Russell 1000® Growth/Value 150/50 Net Spread Index	51.22%	34.42%
Russell 1000® Value/Growth 150/50 Net Spread Index	-22.67%	39.26%

1  August 25, 2020 through October 31, 2020

2   June 11, 2020 through October 31, 2020

3  February 5, 2020 through October 31, 2020

4  June 25, 2020 through October 31, 2020

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally

DIREXION ANNUAL REPORT
10

calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

Direxion Auspice Broad Commodity Strategy ETF – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage both the Fund and Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both the Fund and the Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Additionally, the Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Direxion Relative Weight ETFs Risks – Investing involves risk including possible loss of principal. The ETFs' investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments. There is no guarantee that the returns on an ETF's long or short positions will produce high, or even positive returns and the ETF could lose money if either or both of the ETF's long and short positions produce negative returns. Please see the summary and full prospectuses for a more complete description of these and other risks of the ETFs.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide returns which are a multiple of the return of their respective index for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry or sector, please read the prospectus.

DIREXION ANNUAL REPORT
11

The views of this letter were those of the Adviser as of October 31, 2020 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
12

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Performance Summary (Unaudited)

March 30, 20171 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (NAV)	(1.31)%	0.24%	(1.14)%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (Market Price)	(1.35)%	0.17%	(1.16)%
Auspice Broad Commodity Index	(1.53)%	(1.16)%	2.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.70%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Auspice Broad Commodity Index is a tactical long strategy that focuses on Momentum and Term Structure to track either long or flat positions in a diversified portfolio of commodity futures which cover the energy, metal, and agricultural sectors. The index incorporates dynamic risk management and contract rolling methods. The index is available in total return (collateralized) and excess return (non-collateralized) versions. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
13

Direxion Connected Consumer ETF

Performance Summary (Unaudited)

August 25, 20201 - October 31, 2020

Total Return[2]
Since Inception
Direxion Connected Consumer ETF (NAV)	1.78%
Direxion Connected Consumer ETF (Market Price)	1.74%
Solactive Connected Consumer Index	1.84%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.45%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Connected Consumer Index is comprised of companies that provide products and services in one of the following industries, which facilitate the ability of consumers to connect with each other and obtain desired services: home entertainment, online education, remote health and well-being, and virtual and digital social interaction ("Connected Industries"). Solactive (the "Index Provider") begins with a universe that includes companies that are primarily listed in the United States or listed as an American Depository Receipt in the United States and have an average daily trading volume of $5 million in the prior six months. Companies are selected for inclusion in the Index by ARTIS®, the Index Provider's proprietary natural language processing algorithm, which uses key words to evaluate large volumes of publicly available information, such as financial websites or search engines, published business descriptions, and financial news reports, which the Index Provider believes will identify and classify companies as Connected Industries and then ranks the companies within each Connected Industry based on the number of key word "hits" in the company's data. The ARTIS classification system is different than traditional classification systems because it utilizes natural language processing, such as key word searching, rather than backward looking metrics, such as a company's past profits or revenue, to determine the classification of a company. The Index's use of natural language processing may result in the Index including companies that broadly offer communication services, infrastructure and/or technology products and services which may not typically be classified as a company in a Connected Industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
14

Direxion Dynamic Hedge ETF

Performance Summary (Unaudited)

June 11, 20201 - October 31, 2020

Total Return[2]
Since Inception
Direxion Dynamic Hedge ETF (NAV)	(1.19)%
Direxion Dynamic Hedge ETF (Market Price)	(1.33)%
Salt truVolTM US Large Cap Dynamic Hedge Index	(1.06)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.57%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Salt truVolTM US Large Cap Dynamic Hedge Index is designed to adjust net exposure to the S&P 500® Index in an attempt to capitalize on the inverse relationship between volatility and the returns of the S&P 500® Index. The Index utilizes a proprietary volatility model developed by Salt Financial Indices, LLC to estimate future market volatility to determine the size of the Index's hedge (short position). When market volatility is predicted to be high, the Index will generally decrease its net exposure to the S&P 500® Index by increasing its short position in S&P 500® futures contracts. When market volatility is predicted to be low, the Index will generally increase its net exposure to the S&P 500® Index by reducing its short position in S&P 500® futures contracts. The Index's hedge or short position may range from 0% to 100% of the long position in the S&P 500® Index. The Index will review its hedge (short position) utilizing its proprietary model, on a daily basis and may change its hedge position as often as daily based on the volatility of the S&P 500® Index. If the proprietary model does not indicate a change to the hedge position based on the predicted volatility of the S&P 500® Index, the Index will not adjust its hedge position. The securities included in the S&P 500® Index will rebalance quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
15

Direxion Fallen Knives ETF

Performance Summary (Unaudited)

June 11, 20201 - October 31, 2020

Total Return[2]
Since Inception
Direxion Fallen Knives ETF (NAV)	9.63%
Direxion Fallen Knives ETF (Market Price)	9.34%
Indxx US Fallen Knives Index	9.89%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.50%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx US Fallen Knives Index is designed to consist of U.S equity securities that have experienced considerable share price declines over the prior year and have financial health, suggesting that the security has potential for share price recovery in the future. The Index Provider defines a considerable share price decline as a decline greater than 15% over the past year. Securities that are listed in the U.S., with a minimum total market capitalization of $500 million, and that have traded regularly in the prior 6 months are eligible for inclusion in the Index. The Index Provider calculates a composite financial health score for each security based on its current ratio (current assets divided by current liabilities), cash flow coverage ratio, and debt-to-equity ratio. The top 50 securities with the highest composite score are included in the Index. Securities included in the Index are weighted based on free-float adjusted market capitalization subject to a cap of 4.9% of the value of the Index. The Index is reconstituted annually and rebalanced semi-annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
16

Direxion Flight to Safety Strategy ETF (Consolidated)

Performance Summary (Unaudited)

February 5, 20201 - October 31, 2020

Total Return[2]
Since Inception
Direxion Flight to Safety Strategy ETF (Consolidated) (NAV)	5.85%
Direxion Flight to Safety Strategy ETF (Consolidated) (Market Price)	5.85%
Solactive Flight to Safety Index	6.59%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.40%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Flight to Safety Index measures the performance of a volatility-weighted basket of gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. The Index rebalances on a quarterly basis such that the weight of each component (U.S. treasury bonds, utility stocks, and gold) will be based on the contribution of the volatility of each component to the overall Index. The least volatile component of the Index, based on each component's trailing 5 year volatility measure, will receive the largest weighting. The gold component will be limited to 22.5% of the Index and its volatility will be based on the volatility of the spot price of gold. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
17

Direxion High Growth ETF

Performance Summary (Unaudited)

June 11, 20201 - October 31, 2020

Total Return[2]
Since Inception
Direxion High Growth ETF (NAV)	2.67%
Direxion High Growth ETF (Market Price)	2.38%
Russell 1000® Hyper Growth Index	2.82%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.40%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Hyper Growth Index seeks to identify domestic "high" growth companies by scoring securities for Quality, Momentum, Value, and Volatility factors and for representing Value or Growth stocks. The Index identifies Growth companies as those that, historically, have had high sales and forecasted high earnings and high cash flow growth relative to increases in share value. The Index identifies Value stocks, based on their market prices, as those trading at lower ratios to their fundamentals (e.g., price-to-book, price-to-equity, etc.). The Index excludes Value stocks and limits its constituents to large or medium capitalization Growth stocks. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
18

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Performance Summary (Unaudited)

February 5, 20201 - October 31, 2020

Total Return[2]
Since Inception
Direxion MSCI USA ESG – Leaders vs. Laggards ETF (NAV)	8.66%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF (Market Price)	6.95%
MSCI USA ESG Universal Top – Bottom 150/50 Return Spread Index	8.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.42%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

MSCI USA ESG Universal Top – Bottom 150/50 Return Spread Index seeks to provide long exposure to companies with high environmental, social, and governance ("ESG") ratings and trend relative to their sector peers and short exposure to companies with low ESG performance relative to their sector peers as determined by MSCI. To this end, the Index consists of a portfolio that has 150% long exposure to the MSCI USA ESG Universal Top 100 5% Issuer Capped Index (the "Long Component") and 50% short (or inverse) exposure to the MSCI USA ESG Universal Bottom 100 5% Issuer Capped Index (the "Short Component"). The Index, and both the Long and Short Components are reviewed, reconstituted, and rebalanced on a quarterly basis. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
19

Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary (Unaudited)

March 21, 20121 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	23.69%	15.43%	15.01%	630.18%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	23.65%	15.44%	14.95%	15.28%
NASDAQ-100® Equal Weighted Index	24.16%	15.86%	15.44%	674.18%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.35%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
20

Direxion S&P 500® High minus Low Quality ETF

Performance Summary (Unaudited)

February 5, 20201 - October 31, 2020

Total Return[2]
Since Inception
Direxion S&P 500® High minus Low Quality ETF (NAV)	4.46%
Direxion S&P 500® High minus Low Quality ETF (Market Price)	3.89%
S&P 500® 150/50 Quality 0.30% Decrement Index	4.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.37%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® 150/50 Quality 0.30% Decrement Index seeks to measure the performance of a portfolio of long positions in high quality stocks and short positions in low quality stocks, as determined by S&P Dow Jones Indices, LLC. To this end, the Index consists of a portfolio that has 150% long exposure to the S&P 500® Quality Index (the "Long Component") and 50% short (or inverse) exposure to the S&P 500® Quality – Lowest Quintile Index (the "Short Component"). The Long Component is comprised of stocks selected from the S&P 500® based on their quality score as defined by the Index Provider. The Short Component is comprised of stocks selected from the S&P 500® with the lowest quality scores. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
21

Direxion Work From Home ETF

Performance Summary (Unaudited)

June 25, 20201 - October 31, 2020

Total Return[2]
Since Inception
Direxion Work From Home ETF (NAV)	7.60%
Direxion Work From Home ETF (Market Price)	7.60%
Solactive Remote Work Index	7.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.45%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Remote Work Index is comprised of 40 companies that provide products and services in one of the following industries that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of 40 companies, namely, the top 10 ranked companies in each of the four WFH Industries. If a company is ranked in more than one WFH Industry, it is included in the Index only once. The Index is equal weighted at each semi-annual reconstitution and rebalance date. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
22

Direxion Russell 1000® Growth Over Value ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Russell 1000® Growth Over Value ETF (NAV)	50.43%	41.29%
Direxion Russell 1000® Growth Over Value ETF (Market Price)	50.20%	41.09%
Russell 1000® Growth/Value 150/50 Net Spread Index	51.22%	41.95%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.63%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
23

Direxion Russell 1000® Value Over Growth ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2020

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Russell 1000® Value Over Growth ETF (NAV)	(23.00)%	(8.36)%
Direxion Russell 1000® Value Over Growth ETF (Market Price)	(23.29)%	(8.61)%
Russell 1000® Value/Growth 150/50 Net Spread Index	(22.67)%	(7.98)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.64%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2020.

DIREXION ANNUAL REPORT
24

Expense Example (Unaudited)

October 31, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2020 to October 31, 2020).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2020 to October 31, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2020

	Annualized Expense Ratio	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	$1,000.00	$1,083.40	$3.67
Based on hypothetical 5% return	0.70%	1,000.00	1,021.62	3.56
Direxion Connected Consumer ETF[3]
Based on actual fund return	0.45%	1,000.00	1,017.80	0.84
Based on hypothetical 5% return	0.45%	1,000.00	1,008.45	0.84
Direxion Dynamic Hedge ETF[1]
Based on actual fund return	0.55%	1,000.00	988.10	2.14
Based on hypothetical 5% return	0.55%	1,000.00	1,017.39	2.17
Direxion Fallen Knives ETF[1]
Based on actual fund return	0.50%	1,000.00	1,096.30	2.05
Based on hypothetical 5% return	0.50%	1,000.00	1,017.58	1.97

DIREXION ANNUAL REPORT
25

Expense Example (Unaudited)

October 31, 2020

	Annualized Expense Ratio	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period May 1, 2020 to October 31, 2020*
Direxion Flight to Safety Strategy ETF (Consolidated)
Based on actual fund return	0.30%	$1,000.00	$1,024.30	$1.53
Based on hypothetical 5% return	0.30%	1,000.00	1,023.63	1.53
Direxion High Growth ETF[1]
Based on actual fund return	0.40%	1,000.00	1,026.70	1.58
Based on hypothetical 5% return	0.40%	1,000.00	1,017.97	1.58
Direxion MSCI USA ESG – Leaders vs. Laggards ETF
Based on actual fund return	0.40%	1,000.00	1,141.90	2.15
Based on hypothetical 5% return	0.40%	1,000.00	1,023.13	2.03
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,202.30	1.94
Based on hypothetical 5% return	0.35%	1,000.00	1,023.38	1.78
Direxion S&P 500® High minus Low Quality ETF
Based on actual fund return	0.35%	1,000.00	1,098.60	1.85
Based on hypothetical 5% return	0.35%	1,000.00	1,023.38	1.78
Direxion Work From Home ETF[2]
Based on actual fund return	0.45%	1,000.00	1,076.00	1.65
Based on hypothetical 5% return	0.45%	1,000.00	1,016.04	1.60
Direxion Russell 1000® Growth Over Value ETF
Based on actual fund return	0.45%	1,000.00	1,291.00	2.59
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29
Direxion Russell 1000® Value Over Growth ETF
Based on actual fund return	0.45%	1,000.00	997.80	2.26
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2020 to October 31, 2020), then divided by 366.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from June 11, 2020 (commencement of operations) to October 31, 2020, multiplied by 143 days (the number of days since commencement of operations to October 3, 2020), then divided by 366.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from June 25, 2020 (commencement of operations) to October 31, 2020, multiplied by 129 days (the number of days since commencement of operations to October 31, 2020), then divided by 366.

3  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from August 25, 2020 (commencement of operations) to October 31, 2020, multiplied by 68 days (the number of days since commencement of operations to October 31, 2020), then divided by 366.

DIREXION ANNUAL REPORT
26

Allocation of Portfolio Holdings (Unaudited)

October 31, 2020

	Cash*	Common Stocks	Investment Companies	Futures	Swaps	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	99%	—	—	1%	—	100%
Direxion Connected Consumer ETF	0%**	100%	—	—	—	100%
Direxion Dynamic Hedge ETF	10%	—	89%	1%	0%**	100%
Direxion Fallen Knives ETF	—	100%	—	—	—	100%
Direxion Flight to Safety Strategy ETF (Consolidated)	6%	27%	67%	0%**	—	100%
Direxion High Growth ETF	—	100%	—	—	—	100%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	1%	96%	—	—	3%	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	—	100%	—	—	—	100%
Direxion S&P 500® High minus Low Quality ETF	3%	93%	—	—	4%	100%
Direxion Work From Home ETF	0%**	100%	—	—	—	100%
Direxion Russell 1000® Growth Over Value ETF	0%**	—	98%	—	2%	100%
Direxion Russell 1000® Value Over Growth ETF	15%	—	93%	—	(8)%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
27

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Schedule of Investments

October 31, 2020

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	43,945,858
TOTAL NET ASSETS - 100.0%	$43,945,858

Percentages are stated as a percent of net assets.

(a)  $2,502,408 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2020

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), net	Unrealized Appreciation (Depreciation)
Copper	3/29/2021	60	$4,578,750	$(12,750)	$48,542
Corn	7/14/2021	282	5,742,225	42,300	307,318
Cotton No. 2	12/8/2020	178	6,133,880	(80,100)	475,687
Gasoline RBOB	11/30/2020	56	2,427,734	9,878	(346,429)
Gold	12/29/2020	16	3,007,840	19,040	(39,820)
Natural Gas	4/28/2021	64	1,904,000	30,720	138,010
Silver	12/29/2020	12	1,418,760	17,160	(204,745)
Soybean	11/12/2021	107	5,194,850	30,763	(29,951)
Sugar	9/30/2021	283	4,019,053	(15,848)	80,173
Wheat	7/14/2021	136	4,029,000	(3,400)	172,040
			$38,456,092	$37,763	$600,825

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
28

Direxion Connected Consumer ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 99.9%
Administrative and Support Services - 4.8%
18,961	Huami Corp. ADR (China) (a)	$221,464
1,058	Teladoc Health, Inc. (a)	207,855
		429,319
Ambulatory Health Care Services - 4.3%
7,815	1Life Healthcare, Inc. (a)	220,461
12,627	MEDNAX, Inc. (a)	160,994
		381,455
Broadcasting (except Internet) - 2.5%
5,230	Comcast Corp. Class A	220,915
Computer and Electronic Product Manufacturing - 4.5%
1,798	Apple, Inc.	195,730
412	NVIDIA Corp.	206,561
		402,291
Educational Services - 13.0%
2,417	Grand Canyon Education, Inc. (a)	189,420
6,292	K12, Inc. (a)	150,190
1,539	New Oriental Education & Technology Group, Inc. ADR (China)(a)	246,825
16,304	Perdoceo Education Corp. (a)	184,072
2,315	Strategic Education, Inc.	192,284
2,959	TAL Education Group ADR (China) (a)	196,655
		1,159,446
Health and Personal Care Stores - 2.9%
36,914	Fitbit, Inc. (a)	259,875
Insurance Carriers and Related Activities - 2.6%
3,495	eHealth, Inc. (a)	234,549
Merchant Wholesalers, Durable Goods - 2.9%
6,229	Weibo Corp. ADR (China) (a)	258,815
Miscellaneous Manufacturing - 8.5%
6,019	BioTelemetry, Inc. (a)	256,289
2,594	Peloton Interactive, Inc. (a)	285,885
24,107	SmileDirectClub, Inc. (a)	214,552
		756,726
Motion Picture and Sound Recording Industries - 6.8%
427	Netflix, Inc. (a)	203,141
1,368	Take-Two Interactive Software, Inc. (a)	211,931
5,326	World Wrestling Entertainment, Inc.	193,653
		608,725
Nonstore Retailers - 2.3%
68	Amazon.com, Inc. (a)	206,458
Other Information Services - 7.5%
138	Alphabet, Inc. Class A (a)	223,023
3,029	Chegg, Inc. (a)	222,450
5,410	Twitter, Inc. (a)	223,757
		669,230
Shares		Fair Value
Performing Arts, Spectator Sports, and Related Industries - 4.7%
2,831	Activision Blizzard, Inc.	$214,392
1,693	Electronic Arts, Inc. (a)	202,872
		417,264
Professional, Scientific, and Technical Services - 4.6%
5,423	2U, Inc. (a)	199,838
782	Facebook, Inc. (a)	205,752
		405,590
Publishing Industries (except Internet) - 14.3%
2,837	GSX Techedu, Inc. ADR (China) (a)	188,433
7,481	John Wiley & Sons, Inc. Class A	231,612
2,420	PTC, Inc. (a)	202,990
10,040	Snap, Inc. (a)	395,476
894	Twilio, Inc. (a)	249,399
		1,267,910
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.0%
10,636	iQIYI, Inc. ADR (China) (a)	262,709
Specialty Trade Contractors - 2.3%
2,392	NetEase.com, Inc. ADR (China)	207,602
Telecommunications - 8.4%
13,744	8x8, Inc. (a)	237,496
2,791	JOYY, Inc. ADR (China)	255,042
558	Zoom Video Communications, Inc. (a)	257,188
		749,726
	TOTAL COMMON STOCKS (Cost $8,956,324)	$8,898,605
	TOTAL INVESTMENTS (Cost $8,956,324) - 99.9%	$8,898,605
	Other Assets in Excess of Liabilities - 0.1%	6,469
	TOTAL NET ASSETS - 100.0%	$8,905,074

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
29

Direxion Dynamic Hedge ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 88.6%
16,635	iShares Core S&P 500 ETF (a)	$5,449,959
	TOTAL INVESTMENT COMPANIES (Cost $5,325,030)	$5,449,959
	TOTAL INVESTMENTS (Cost $5,325,030) - 88.6% (b)	$5,449,959
	Other Assets in Excess of Liabilities - 11.4%	704,330
	TOTAL NET ASSETS - 100.0%	$6,154,289

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   $290,400 of cash is pledged as collateral for futures contracts.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P 500® Index	0.3479% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	78	$259,152	$(3,986)

Short Futures Contracts

October 31, 2020

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), Net	Unrealized Appreciation
Micro E-mini S&P 500	12/18/2020	22	$3,591,170	$41,360	$87,848

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
30

Direxion Fallen Knives ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 99.9%
Administrative and Support Services - 0.5%
194	Revolve Group, Inc. (a)	$3,507
1,894	TrueBlue Inc. (a)	29,395
		32,902
Ambulatory Health Care Services - 7.2%
4,060	Novocure Ltd. (a)	495,726
Apparel Manufacturing - 3.2%
10,443	Gildan Activewear Inc. (a)	216,901
Beverage and Tobacco Product Manufacturing - 0.4%
686	MGP Ingredients, Inc.	28,826
Chemical Manufacturing - 9.5%
3,535	bluebird bio, Inc. (a)	182,795
576	Eagle Pharmaceuticals, Inc. (a)	26,795
945	Inter Parfums, Inc.	38,802
2,579	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	371,634
2,840	Vanda Pharmaceuticals, Inc. (a)	30,360
		650,386
Computer and Electronic Product Manufacturing - 1.8%
1,757	Ambarella Inc. (a)	96,055
1,156	Impinj, Inc. (a)(b)	29,490
		125,545
Credit Intermediation and Related Activities - 17.0%
726	BancFirst Corp.(b)	32,271
16,314	Fifth Third Bancorp	378,811
6,281	Hope Bancorp, Inc.	50,688
35,027	Huntington Bancshares, Inc.	365,682
6,155	PacWest Bancorp	118,422
5,231	Western Alliance Bancorp	215,517
		1,161,391
Data Processing, Hosting and Related Services - 2.8%
5,264	Pagseguro Digital Ltd (a)	192,715
Educational Services - 5.0%
2,504	Grand Canyon Education Inc. (a)	196,239
3,679	Perdoceo Education Corp. (a)	41,536
1,289	Strategic Education Inc.	107,064
		344,839
Electrical Equipment, Appliance, and Component Manufacturing - 2.7%
2,103	Acuity Brands, Inc.	187,462
Electronics and Appliance Stores - 2.7%
3,563	Aaron's Holdings Co. Inc.	186,202
Fabricated Metal Product Manufacturing - 2.3%
1,298	RBC Bearings, Inc. (a)	154,527
Food Manufacturing - 1.6%
808	J & J Snack Foods Corp.	109,541
Insurance Carriers and Related Activities - 16.7%
4,126	Cincinnati Financial Corp.	291,873
1,519	Employers Holdings, Inc.	48,623
5,885	Essent Group Ltd.	234,517
1,423	Mercury General Corp.	57,930
4,489	NMI Holdings Inc. (a)	96,469
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
3,531	Reinsurance Group of America, Inc.	$356,702
768	Safety Insurance Group, Inc.	53,760
		1,139,874
Leather and Allied Product Manufacturing - 1.5%
4,129	Steven Madden Ltd.	99,137
Machinery Manufacturing - 2.9%
1,855	Dril-Quip, Inc. (a)	48,044
2,325	Glaukos Corp. (a)	130,014
5,824	NOW, Inc. (a)	23,704
		201,762
Merchant Wholesalers, Nondurable Goods - 0.9%
2,372	Core-Mark Holding Co., Inc.	64,874
Miscellaneous Manufacturing - 0.9%
752	Anika Therapeutics, Inc. (a)	24,530
1,169	Inogen Inc. (a)	34,147
		58,677
Oil and Gas Extraction - 0.1%
1,009	Brigham Minerals, Inc.	8,899
Other Information Services - 1.1%
3,763	Yelp, Inc. (a)	74,018
Primary Metal Manufacturing - 2.5%
827	Kaiser Aluminum Corp.	52,043
12,512	Tenaris S.A. ADR (Luxembourg)	119,615
		171,658
Professional, Scientific, and Technical Services - 8.8%
3,980	Exact Sciences Corp. (a)	492,843
7,079	Momo, Inc. ADR (China)	106,185
		599,028
Specialty Trade Contractors - 2.9%
2,890	EMCOR Group, Inc.	197,069
Support Activities for Mining - 1.4%
5,586	Helmerich & Payne, Inc.	83,064
3,735	ProPetro Holding Corp. (a)	14,753
		97,817
Transportation Equipment Manufacturing - 3.5%
2,255	HEICO Corp. Class A	236,888
	TOTAL COMMON STOCKS (Cost $6,708,167)	$6,836,664
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
15,825	Dreyfus Government Cash Management Institutional Shares, 0.02% (c)(d)	$15,825
	TOTAL SHORT TERM INVESTMENTS (Cost $15,825)	$15,825
	TOTAL INVESTMENTS (Cost $6,723,992) - 100.1%	$6,852,489
	Liabilities in Excess of Other Assets - (0.1)%	(6,021)
	TOTAL NET ASSETS - 100.0%	$6,846,468

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
31

Direxion Fallen Knives ETF

Schedule of Investments, continued

October 31, 2020

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Non-income producing security.

(b)   A portion of this security represents a security on loan.

(c)   Represents annualized seven-day yield at October 31, 2020.

(d)   All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
32

Direxion Flight to Safety Strategy ETF (Consolidated)

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 26.9%
Utilities - 26.9%
1,923	Alliant Energy Corp.	$106,303
1,926	Ameren Corp.	156,237
3,885	American Electric Power Co., Inc.	349,378
1,419	American Water Works Co., Inc.	213,574
950	Atmos Energy Corp.	87,087
430	Avangrid, Inc.	21,216
3,936	CenterPoint Energy, Inc.	83,168
2,222	CMS Energy Corp.	140,719
2,619	Consolidated Edison, Inc.	205,565
6,564	Dominion Energy, Inc.	527,352
1,499	DTE Energy Co.	185,007
5,760	Duke Energy Corp.	530,554
2,847	Edison International	159,546
1,573	Entergy Corp.	159,219
1,776	Evergy, Inc.	98,035
2,587	Eversource Energy	225,768
7,636	Exelon Corp.	304,600
4,242	FirstEnergy Corp.	126,072
15,344	NextEra Energy, Inc.	1,123,334
2,990	NiSource, Inc.	68,680
881	Pinnacle West Capital Corp.	71,863
6,031	PPL Corp.	165,853
3,960	Public Service Enterprise Group, Inc.	230,274
2,293	Sempra Energy	287,450
8,224	Southern Co.	472,469
Shares		Fair Value
Utilities (continued)
1,625	UGI Corp.	$52,553
2,473	WEC Energy Group, Inc.	248,660
4,113	Xcel Energy, Inc.	288,033
	TOTAL COMMON STOCKS (Cost $7,147,090)	$6,688,569
INVESTMENT COMPANIES - 67.1%
80,052	iShares 20+ Year Treasury Bond ETF (a)	$12,613,794
229,062	iShares Gold Trust (a)	4,097,919
	TOTAL INVESTMENT COMPANIES (Cost $15,290,781)	$16,711,713
	TOTAL INVESTMENTS (Cost $22,437,871) - 94.0%	$23,400,282
	Other Assets in Excess of Liabilities - 6.0% (b)	1,506,165
	TOTAL NET ASSETS - 100.0%	$24,906,447

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  $101,200 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2020

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), net	Unrealized Depreciation
Gold	12/29/2020	8	$1,503,920	$9,520	$(60,430)

All futures contracts held by Direxion FTS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
33

Direxion High Growth ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 100.0%
Administrative and Support Services - 4.1%
148	Accenture PLC Class A ADR (Ireland)	$32,103
6	Booking Holdings, Inc. (a)	9,735
98	Moody's Corp.	25,764
1,375	Visa, Inc. Class A	249,851
		317,453
Ambulatory Health Care Services - 0.1%
118	DaVita, Inc. (a)	10,177
Beverage and Tobacco Product Manufacturing - 0.2%
113	PepsiCo, Inc.	15,062
Broadcasting (except Internet) - 1.8%
204	Charter Communications, Inc. (a)	123,179
398	Comcast Corp. Class A	16,812
		139,991
Building Material and Garden Equipment and Supplies Dealers - 0.6%
97	Lowe's Companies, Inc.	15,335
125	The Home Depot, Inc.	33,339
		48,674
Chemical Manufacturing - 12.0%
112	Abbott Laboratories	11,772
522	AbbVie, Inc.	44,422
139	Amgen, Inc.	30,155
197	Biogen, Inc. (a)	49,658
919	Eli Lilly and Company	119,893
462	Johnson & Johnson	63,345
40	Linde PLC	8,814
489	Merck & Co., Inc.	36,778
240	Pfizer, Inc.	8,515
169	Procter & Gamble Co.	23,170
233	Quidel Corp. (a)	62,511
126	Regeneron Pharmaceuticals, Inc. (a)	68,488
1,885	Vertex Pharmaceuticals, Inc. (a)	392,759
		920,280
Computer and Electronic Product Manufacturing - 23.9%
260	Advanced Micro Devices, Inc. (a)	19,575
11,824	Apple, Inc.	1,287,161
284	Cisco Systems, Inc.	10,196
100	Fortinet, Inc. (a)	11,037
996	HP, Inc.	17,888
1,726	Intel Corp.	76,427
454	Jabil Circuit, Inc.	15,046
304	Johnson Controls International PLC ADR (Ireland)	12,832
133	Masimo Corp. (a)	29,768
28	Northrop Grumman Corp.	8,115
657	NVIDIA Corp.	329,393
65	Texas Instruments, Inc.	9,398
26	Thermo Fisher Scientific, Inc.	12,301
		1,839,137
Credit Intermediation and Related Activities - 2.8%
361	Bank of America Corp.	8,556
100	JPMorgan Chase & Co.	9,804
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
655	MasterCard, Inc. Class A	$189,059
412	Synchrony Financial	10,308
		217,727
Food and Beverage Stores - 0.3%
780	Kroger Co.	25,124
Food Services and Drinking Places - 0.3%
295	Starbucks Corp.	25,653
Funds, Trusts, and Other Financial Vehicles - 0.3%
131	RenaissanceRe Holdings Ltd.	21,185
General Merchandise Stores - 1.7%
150	Costco Wholesale Corp.	53,643
191	Target Corp.	29,074
348	Wal-Mart Stores, Inc.	48,285
		131,002
Health and Personal Care Stores - 2.5%
2,674	CVS Health Corp.	149,984
1,246	Walgreens Boots Alliance, Inc.	42,414
		192,398
Insurance Carriers and Related Activities - 10.5%
229	Allstate Corp.	20,324
78	Anthem, Inc.	21,278
1,631	Berkshire Hathaway, Inc. Class B (a)	329,299
544	Centene Corp. (a)	32,150
1,582	Cigna Corp.	264,147
100	Humana, Inc.	39,928
340	MetLife, Inc.	12,869
228	Progressive Corp.	20,953
209	UnitedHealth Group, Inc.	63,774
		804,722
Leather and Allied Product Manufacturing - 0.3%
202	NIKE, Inc. Class B	24,256
Machinery Manufacturing - 0.3%
149	Applied Materials, Inc.	8,825
42	Lam Research Corp.	14,368
		23,193
Merchant Wholesalers, Nondurable Goods - 1.3%
179	AmerisourceBergen Corp.	17,197
582	Cardinal Health, Inc.	26,650
366	McKesson Corp.	53,981
		97,828
Mining (except Oil and Gas) - 0.2%
203	Newmont Mining Corp.	12,757
Miscellaneous Manufacturing - 0.2%
71	Insulet Corp. (a)	15,780
Motion Picture and Sound Recording Industries - 0.4%
55	Netflix, Inc. (a)	26,166
Nonstore Retailers - 7.9%
199	Amazon.com, Inc. (a)	604,194
Other Information Services - 4.5%
104	Alphabet, Inc. Class A (a)	168,076
109	Alphabet, Inc. Class C (a)	176,690
		344,766

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
34

Direxion High Growth ETF

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Performing Arts, Spectator Sports, and Related Industries - 0.3%
217	Activision Blizzard, Inc.	$16,433
74	Electronic Arts, Inc. (a)	8,868
		25,301
Petroleum and Coal Products Manufacturing - 0.1%
212	Marathon Petroleum Corp.	6,254
Professional, Scientific, and Technical Services - 8.4%
2,279	Facebook, Inc. (a)	599,627
89	ServiceNow, Inc. (a)	44,284
		643,911
Publishing Industries (except Internet) - 7.3%
404	Adobe Systems, Inc. (a)	180,628
65	DocuSign, Inc. (a)	13,146
34	Intuit, Inc.	10,699
1,689	Microsoft Corp.	341,972
242	Oracle Corp.	13,579
		560,024
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.4%
103	Goldman Sachs Group, Inc.	19,471
62	MarketAxess Holdings, Inc.	33,409
118	MSCI, Inc. Class A	41,281
200	S&P Global, Inc.	64,546
221	T. Rowe Price Group, Inc.	27,992
		186,699
Telecommunications - 1.7%
782	AT&T, Inc.	21,130
459	PayPal Holdings, Inc. (a)	85,434
461	Verizon Communications, Inc.	26,272
		132,836
Transportation Equipment Manufacturing - 3.6%
360	General Motors Co.	12,431
94	Lockheed Martin Corp.	32,912
600	Tesla Motors, Inc. (a)	232,824
		278,167
	TOTAL COMMON STOCKS (Cost $7,441,380)	$7,690,717
	TOTAL INVESTMENTS (Cost $7,441,380) - 100.0%	$7,690,717
	Other Assets in Excess of Liabilities - 0.0%	3,056
	TOTAL NET ASSETS - 100.0%	$7,693,773

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
35

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 96.2%
Accommodation - 0.4%
163	Vail Resorts, Inc.	$37,824
Administrative and Support Services - 3.3%
760	Accenture PLC Class A ADR (Ireland)	164,852
148	FactSet Research System, Inc.	45,362
945	IHS Markit Ltd.	76,422
598	Iron Mountain, Inc.	15,584
286	Robert Half International, Inc.	14,497
208	Teladoc Health, Inc. (a)	40,864
		357,581
Ambulatory Health Care Services - 0.4%
393	Quest Diagnostics, Inc.	48,001
Apparel Manufacturing - 0.8%
1,335	V F Corp.	89,712
Beverage and Tobacco Product Manufacturing - 3.5%
3,902	Coca-Cola Co.	187,530
182	Molson Coors Brewing Co. Class B	6,417
1,327	PepsiCo, Inc.	176,876
		370,823
Building Material and Garden Equipment and Supplies Dealers - 4.7%
1,882	The Home Depot, Inc.	501,948
Chemical Manufacturing - 14.3%
1,729	Amgen, Inc.	375,089
120	Clorox Co.	24,870
778	Colgate-Palmolive Co.	61,377
817	Ecolab, Inc.	149,993
3,687	Gilead Sciences, Inc.	214,399
274	International Flavors & Fragrances, Inc. (b)	28,129
326	Kimberly-Clark Corp.	43,225
756	PPG Industries, Inc.	98,068
2,368	Procter & Gamble Co.	324,653
762	Vertex Pharmaceuticals, Inc. (a)	158,770
216	West Pharmaceutical Services, Inc.	58,767
		1,537,340
Clothing and Clothing Accessories Stores - 0.5%
441	Tiffany & Co.	57,700
Computer and Electronic Product Manufacturing - 11.6%
910	Agilent Technologies, Inc.	92,902
5,034	Cisco Systems, Inc.	180,721
205	Cognex Corp.	13,509
1,705	HP, Inc.	30,622
250	IDEXX Laboratories, Inc. (a)	106,205
1,059	International Business Machines Corp.	118,248
1,856	Johnson Controls International PLC ADR (Ireland)	78,342
222	Keysight Technologies, Inc. (a)	23,281
733	NVIDIA Corp.	367,497
1,094	Texas Instruments, Inc.	158,181
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
298	Trimble, Inc. (a)	$14,343
182	Waters Corp. (a)	40,553
63	Zebra Technologies Corp. Class A (a)	17,869
		1,242,273
Credit Intermediation and Related Activities - 4.6%
2,681	American Express Co.	244,615
3,123	Bank of New York Mellon Corp.	107,306
774	Northern Trust Corp.	60,581
1,379	State Street Corp.	81,223
		493,725
Data Processing, Hosting and Related Services - 0.1%
1,528	Hewlett Packard Enterprise Co.	13,202
Electronics and Appliance Stores - 1.0%
939	Best Buy Co., Inc.	104,745
Food Manufacturing - 0.6%
136	Bunge Ltd.	7,715
173	Campbell Soup Co.	8,074
580	General Mills, Inc.	34,290
246	Kellogg Co.	15,471
		65,550
Hospitals - 0.9%
794	HCA Healthcare, Inc.	98,408
Insurance Carriers and Related Activities - 3.6%
1,085	Cigna Corp.	181,162
1,999	Marsh & McLennan Companies, Inc.	206,817
		387,979
Machinery Manufacturing - 4.1%
1,093	Applied Materials, Inc.	64,738
3,048	Baker Hughes, a GE Co.	45,019
368	Cummins, Inc.	80,919
173	Lam Research Corp.	59,180
70	Mettler-Toledo International, Inc. (a)	69,854
597	Trane Technologies PLC (Ireland)	79,252
449	Xylem, Inc.	39,126
		438,088
Merchant Wholesalers, Durable Goods - 5.6%
1,435	3M Co.	229,543
1,429	Fastenal Co.	61,776
420	Henry Schein, Inc. (a)	26,703
1,751	Honeywell International, Inc.	288,827
		606,849
Miscellaneous Manufacturing - 2.9%
5,045	Amcor PLC (United Kingdom)	52,619
1,821	Edwards Lifesciences Corp. (a)	130,547
526	Hasbro, Inc.	43,511
425	ResMed, Inc.	81,575
		308,252
Nonmetallic Mineral Product Manufacturing - 0.2%
269	Owens Corning	17,611

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
36

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Nonstore Retailers - 0.4%
113	W.W. Grainger, Inc.	$39,552
Other Information Services - 5.2%
171	Alphabet, Inc. Class A (a)	276,355
173	Alphabet, Inc. Class C (a)	280,435
		556,790
Petroleum and Coal Products Manufacturing - 1.3%
4,991	ConocoPhillips	142,842
Professional, Scientific, and Technical Services - 1.0%
895	Cerner Corp.	62,731
138	Okta, Inc. (a)	28,956
100	VMware, Inc. (a)(b)	12,873
		104,560
Publishing Industries (except Internet) - 11.3%
574	Adobe Systems, Inc. (a)	256,635
261	Autodesk, Inc. (a)	61,476
333	Cadence Design Systems, Inc. (a)	36,420
311	Intuit, Inc.	97,866
2,538	Microsoft Corp.	513,869
1,072	Salesforce.com, Inc. (a)	248,993
		1,215,259
Rail Transportation - 0.4%
237	Kansas City Southern Railway Co.	41,745
Real Estate - 2.0%
696	CBRE Group, Inc. Class A (a)	35,078
1,117	Healthpeak Properties, Inc.	30,126
1,533	Prologis, Inc.	152,074
		217,278
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 4.6%
230	Allegion PLC ADR (Ireland)	22,655
597	BlackRock, Inc.	357,728
892	T. Rowe Price Group, Inc.	112,981
		493,364
Support Activities for Mining - 0.4%
1,286	Hess Corp.	47,865
Support Activities for Transportation - 0.3%
415	Expeditors International of Washington, Inc.	36,674
Telecommunications - 1.3%
184	Equinix, Inc.	134,548
Transportation Equipment Manufacturing - 1.0%
1,083	Aptiv PLC ADR (Ireland)	104,499
Utilities - 3.9%
695	AES Corp.	13,553
299	CMS Energy Corp.	18,936
349	Consolidated Edison, Inc.	27,393
352	Eversource Energy	30,719
1,019	Exelon Corp.	40,648
2,048	NextEra Energy, Inc.	149,934
529	Public Service Enterprise Group, Inc.	30,761
1,104	Southern Co.	63,425
Shares		Fair Value
Utilities (continued)
549	Xcel Energy, Inc.	$38,446
		413,815
	TOTAL COMMON STOCKS (Cost $10,222,059)	$10,326,402
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
23,695	Dreyfus Government Cash Management Institutional Shares, 0.02% (c)(d)	$23,695
	TOTAL SHORT TERM INVESTMENTS (Cost $23,695)	$23,695
	TOTAL INVESTMENTS (Cost $10,245,754) - 96.4% (e)	$10,350,097
	Other Assets in Excess of Liabilities - 3.6%	389,440
	TOTAL NET ASSETS - 100.0%	$10,739,537

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,278,101.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
37

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI USA ESG Select ETF	0.4479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2020	2,428	$5,832,808	$160,385

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.1979% representing 1 month LIBOR rate + spread	Total return of iShares MSCI USA ESG Select ETF	Credit Suisse Capital LLC	12/15/2020	2,989	$5,693,281	$195,287

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
38

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 0.9%
27,204	Marriott International, Inc. Class A	$2,526,707
Administrative and Support Services - 2.1%
20,115	Automatic Data Processing, Inc.	3,177,365
1,569	Booking Holdings, Inc. (a)	2,545,703
		5,723,068
Apparel Manufacturing - 1.1%
9,218	Lululemon Athletica, Inc. (a)	2,943,215
Beverage and Tobacco Product Manufacturing - 2.9%
93,092	Keurig Dr Pepper, Inc.	2,504,175
34,398	Monster Beverage Corp. (a)	2,633,855
20,667	PepsiCo, Inc.	2,754,704
		7,892,734
Broadcasting (except Internet) - 3.9%
4,346	Charter Communications, Inc. (a)	2,624,202
60,034	Comcast Corp. Class A	2,535,836
48,590	FOX Corp. Class A	1,288,607
48,521	FOX Corp. Class B	1,268,339
526,585	Sirius XM Holdings, Inc.	3,017,332
		10,734,316
Chemical Manufacturing - 9.2%
23,893	Alexion Pharmaceuticals, Inc. (a)	2,751,040
10,969	Amgen, Inc.	2,379,615
9,899	Biogen, Inc. (a)	2,495,241
34,230	BioMarin Pharmaceutical, Inc. (a)	2,547,739
41,770	Gilead Sciences, Inc.	2,428,925
9,195	Illumina, Inc. (a)	2,691,376
31,308	Incyte Corp. (a)	2,712,525
4,894	Regeneron Pharmaceuticals, Inc. (a)	2,660,183
15,017	Seagen Inc. (a)	2,504,836
10,238	Vertex Pharmaceuticals, Inc. (a)	2,133,190
		25,304,670
Clothing and Clothing Accessories Stores - 0.9%
29,448	Ross Stores, Inc.	2,508,086
Computer and Electronic Product Manufacturing - 16.4%
36,263	Advanced Micro Devices, Inc. (a)	2,730,241
23,646	Analog Devices, Inc.	2,802,760
25,431	Apple, Inc.	2,768,419
7,553	Broadcom, Inc.	2,640,756
68,254	Cisco Systems, Inc.	2,450,319
7,659	IDEXX Laboratories, Inc. (a)	3,253,696
54,463	Intel Corp.	2,411,622
41,081	Maxim Integrated Products, Inc.	2,861,292
26,797	Microchip Technology, Inc.	2,815,829
53,551	Micron Technology, Inc. (a)	2,695,757
5,573	NVIDIA Corp.	2,794,079
21,549	NXP Semiconductors NV	2,911,701
24,548	Qualcomm, Inc.	3,028,241
19,977	Skyworks Solutions, Inc.	2,822,550
19,597	Texas Instruments, Inc.	2,833,530
26,978	Xilinx, Inc.	3,202,019
		45,022,811
Shares		Fair Value
Data Processing, Hosting and Related Services - 0.9%
26,253	Fiserv, Inc. (a)	$2,506,374
Food Manufacturing - 1.9%
48,075	Mondelez International, Inc.	2,553,744
91,365	The Kraft Heinz Co.	2,794,855
		5,348,599
Food Services and Drinking Places - 1.0%
31,986	Starbucks Corp.	2,781,503
General Merchandise Stores - 2.1%
8,088	Costco Wholesale Corp.	2,892,431
30,870	Dollar Tree, Inc. (a)	2,788,178
		5,680,609
Health and Personal Care Stores - 1.8%
11,725	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,424,378
73,577	Walgreens Boots Alliance, Inc.	2,504,561
		4,928,939
Machinery Manufacturing - 3.1%
48,391	Applied Materials, Inc.	2,866,199
7,418	ASML Holding NV ADR (Netherlands)	2,679,456
8,844	Lam Research Corp.	3,025,355
		8,571,010
Management of Companies and Enterprises - 1.0%
92,327	Trip.com Group Ltd. ADR (China) (a)	2,655,324
Merchant Wholesalers, Durable Goods - 3.1%
26,212	Copart, Inc. (a)	2,892,756
61,698	Fastenal Co.	2,667,205
15,182	KLA-Tencor Corp.	2,993,587
		8,553,548
Miscellaneous Manufacturing - 3.1%
8,466	Align Technology, Inc. (a)	3,607,193
6,980	DexCom, Inc. (a)	2,230,668
4,144	Intuitive Surgical, Inc. (a)	2,764,380
		8,602,241
Motion Picture and Sound Recording Industries - 2.0%
5,781	Netflix, Inc. (a)	2,750,253
17,145	Take-Two Interactive Software, Inc. (a)	2,656,103
		5,406,356
Motor Vehicle and Parts Dealers - 0.9%
5,858	O'Reilly Automotive, Inc. (a)	2,557,603
Nonstore Retailers - 5.4%
919	Amazon.com, Inc. (a)	2,790,222
55,898	eBay, Inc.	2,662,422
36,471	JD.com, Inc. ADR (China) (a)	2,973,116
2,723	MercadoLibre, Inc. (a)	3,305,858
34,045	Pinduoduo Inc. ADR (China) (a)	3,063,369
		14,794,987
Other Information Services - 3.0%
936	Alphabet, Inc. Class A (a)	1,512,679
930	Alphabet, Inc. Class C (a)	1,507,539

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
39

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Other Information Services (continued)
21,796	Baidu, Inc. ADR China (a)	$2,899,958
63,248	Liberty Global PLC Class A (United Kingdom) (a)	1,200,447
64,881	Liberty Global PLC Class C (United Kingdom) (a)	1,210,680
		8,331,303
Performing Arts, Spectator Sports, and Related Industries - 1.9%
33,927	Activision Blizzard, Inc.	2,569,292
21,583	Electronic Arts, Inc. (a)	2,586,291
		5,155,583
Personal and Laundry Services - 1.0%
8,538	Cintas Corp.	2,685,628
Professional, Scientific, and Technical Services - 8.0%
24,084	CDW Corp.	2,952,698
38,899	Cerner Corp.	2,726,431
39,459	Cognizant Technology Solutions Corp. Class A	2,818,162
10,759	Facebook, Inc. (a)	2,830,800
38,890	Moderna, Inc. (a)	2,623,908
34,574	Paychex, Inc.	2,843,712
13,275	VeriSign, Inc. (a)	2,531,543
14,964	Verisk Analytics, Inc. Class A	2,663,143
		21,990,397
Publishing Industries (except Internet) - 12.2%
5,811	Adobe Systems, Inc. (a)	2,598,098
8,907	ANSYS, Inc. (a)	2,711,024
12,069	Autodesk, Inc. (a)	2,842,732
27,238	Cadence Design Systems, Inc. (a)	2,979,020
23,027	Check Point Software Technologies Ltd. (a)	2,614,946
20,280	Citrix Systems, Inc.	2,297,116
13,945	DocuSign, Inc. (a)	2,820,376
9,054	Intuit, Inc.	2,849,113
13,559	Microsoft Corp.	2,745,291
15,536	Splunk, Inc. (a)	3,076,749
13,728	Synopsys, Inc. (a)	2,935,870
13,555	Workday, Inc. (a)	2,848,177
		33,318,512
Rail Transportation - 1.0%
34,036	CSX Corp.	2,686,802
Specialty Trade Contractors - 0.9%
29,150	NetEase.com, Inc. ADR (China)	2,529,928
Support Activities for Transportation - 1.0%
28,968	Expedia, Inc.	2,727,337
Telecommunications - 3.1%
15,431	PayPal Holdings, Inc. (a)	2,872,172
24,542	T-Mobile US, Inc. (a)	2,689,067
6,194	Zoom Video Communications, Inc. (a)	2,854,876
		8,416,115
Transportation Equipment Manufacturing - 1.9%
32,255	Paccar, Inc.	2,753,932
6,145	Tesla Motors, Inc. (a)	2,384,506
		5,138,438
Shares		Fair Value
Utilities - 2.2%
77,479	Exelon Corp.	$3,090,637
40,616	Xcel Energy, Inc.	2,844,339
		5,934,976
	TOTAL COMMON STOCKS (Cost $225,910,849)	$273,957,719
	TOTAL INVESTMENTS (Cost $225,910,849) - 99.9%	$273,957,719
	Other Assets in Excess of Liabilities - 0.1%	241,526
	TOTAL NET ASSETS - 100.0%	$274,199,245

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
40

Direxion S&P 500® High minus Low Quality ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 92.9%
Administrative and Support Services - 6.7%
526	Automatic Data Processing, Inc.	$83,087
85	Booking Holdings, Inc. (a)	137,913
552	IHS Markit Ltd.	44,640
2,338	Visa, Inc. Class A	424,838
		690,478
Air Transportation - 0.3%
684	Southwest Airlines Co.	27,039
Beverage and Tobacco Product Manufacturing - 0.4%
595	Monster Beverage Corp. (a)	45,559
Chemical Manufacturing - 21.9%
2,643	Abbott Laboratories	277,806
331	Air Products & Chemicals, Inc.	91,435
356	Alexion Pharmaceuticals, Inc. (a)	40,990
913	Amgen, Inc.	198,066
338	Biogen, Inc. (a)	85,200
1,360	DuPont de Nemours, Inc.	77,357
248	Illumina, Inc. (a)	72,589
3,171	Johnson & Johnson	434,776
789	Linde PLC	173,848
3,929	Merck & Co., Inc.	295,500
3,737	Procter & Gamble Co.	512,343
		2,259,910
Computer and Electronic Product Manufacturing - 22.9%
445	Analog Devices, Inc.	52,746
5,312	Apple, Inc.	578,264
7,662	Cisco Systems, Inc.	275,066
939	Danaher Corp.	215,538
5,920	Intel Corp.	262,138
1,412	Johnson Controls International PLC ADR (Ireland)	59,600
277	Keysight Technologies, Inc. (a)	29,049
537	Maxim Integrated Products, Inc.	37,402
320	NetApp, Inc.	14,045
1,100	NVIDIA Corp.	551,496
368	Seagate Technology PLC (Ireland)	17,598
232	Skyworks Solutions, Inc.	32,779
1,273	Texas Instruments, Inc.	184,063
457	Xilinx, Inc.	54,241
		2,364,025
Construction of Buildings - 0.4%
6	NVR, Inc. (a)	23,718
339	PulteGroup, Inc.	13,818
		37,536
Credit Intermediation and Related Activities - 0.9%
212	M&T Bank Corp.	21,959
1,259	Regions Financial Corp.	16,744
101	SVB Financial Group (a)	29,361
790	Synchrony Financial	19,766
233	Zions Bancorp	7,519
		95,349
Shares		Fair Value
Electrical Equipment, Appliance, and Component Manufacturing - 2.2%
223	A.O. Smith Corp.	$11,527
534	Eaton Corp PLC ADR (Ireland)	55,424
836	Emerson Electric Co.	54,164
45	IPG Photonics Corp. (a)	8,368
229	Rockwell Automation, Inc.	54,301
427	TE Connectivity Ltd. (Switzerland)	41,368
		225,152
Food Manufacturing - 0.6%
272	Campbell Soup Co.	12,694
474	Hormel Foods Corp.	23,079
833	The Kraft Heinz Co.	25,482
		61,255
General Merchandise Stores - 2.2%
636	Costco Wholesale Corp.	227,446
Insurance Carriers and Related Activities - 0.8%
205	Humana, Inc.	81,852
Leather and Allied Product Manufacturing - 2.7%
2,309	NIKE, Inc. Class B	277,265
Machinery Manufacturing - 0.9%
220	Cummins, Inc.	48,376
108	IDEX Corp.	18,402
438	Ingersoll Rand, Inc. (a)	15,304
71	Snap-on, Inc.	11,184
		93,266
Merchant Wholesalers, Durable Goods - 2.6%
300	Copart, Inc. (a)	33,108
814	Fastenal Co.	35,189
276	Henry Schein, Inc. (a)	17,548
1,009	Honeywell International, Inc.	166,435
76	Mohawk Industries, Inc. (a)	7,842
263	Xerox Corp.	4,571
		264,693
Merchant Wholesalers, Nondurable Goods - 1.6%
277	AmerisourceBergen Corp.	26,611
263	Brown Forman Corp. Class B	18,334
446	Illinois Tool Works, Inc.	87,362
250	McKesson Corp.	36,873
		169,180
Miscellaneous Manufacturing - 4.5%
61	Abiomed, Inc. (a)	15,365
102	Align Technology, Inc. (a)	43,460
330	Dentsply Sirona, Inc.	15,573
906	Edwards Lifesciences Corp. (a)	64,951
343	Estee Lauder Companies, Inc. Class A	75,343
2,035	Medtronic PLC ADR (Ireland)	204,660
131	STERIS PLC (Ireland)	23,212
76	The Cooper Companies, Inc.	24,248
		466,812
Nonstore Retailers - 0.6%
1,289	eBay, Inc.	61,395

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
41

Direxion S&P 500® High minus Low Quality ETF

Schedule of Investments, continued

October 31, 2020

Shares		Fair Value
Oil and Gas Extraction - 0.4%
633	Cabot Oil & Gas Corp.	$11,261
761	EOG Resources, Inc.	26,057
		37,318
Performing Arts, Spectator Sports, and Related Industries - 0.8%
1,153	Activision Blizzard, Inc.	87,317
Petroleum and Coal Products Manufacturing - 1.9%
2,778	Chevron Corp.	193,071
Professional, Scientific, and Technical Services - 1.2%
476	Cerner Corp.	33,363
765	Cognizant Technology Solutions Corp. Class A	54,636
110	Jack Henry & Associates, Inc.	16,308
219	Jacobs Engineering Group, Inc.	20,805
		125,112
Publishing Industries (except Internet) - 10.9%
670	Adobe Systems, Inc. (a)	299,557
339	Intuit, Inc.	106,676
2,381	Microsoft Corp.	482,081
817	NortonLifeLock, Inc.	16,806
3,275	Oracle Corp.	183,760
186	Synopsys, Inc. (a)	39,778
		1,128,658
Real Estate - 0.6%
230	Public Storage	52,686
217	Vornado Realty Trust	6,669
		59,355
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.9%
203	Ameriprise Financial, Inc.	32,648
185	CBOE Holdings, Inc.	15,039
535	CME Group, Inc.	80,635
1,037	Dow, Inc.	47,173
803	IntercontinentalExchange, Inc.	75,803
175	Raymond James Financial, Inc.	13,377
319	T. Rowe Price Group, Inc.	40,405
		305,080
Shares		Fair Value
Support Activities for Agriculture and Forestry - 0.4%
1,413	Corteva, Inc.	$46,601
Transportation Equipment Manufacturing - 1.3%
270	BorgWarner, Inc.	9,445
372	Lockheed Martin Corp.	130,248
		139,693
Truck Transportation - 0.3%
151	Old Dominion Freight Line, Inc.	28,746
	TOTAL COMMON STOCKS (Cost $9,112,807)	$9,599,163
SHORT TERM INVESTMENTS - 5.5%
Money Market Funds - 5.5%
567,098	Dreyfus Government Cash Management Institutional Shares, 0.02% (b)	$567,098
	TOTAL SHORT TERM INVESTMENTS (Cost $567,098)	$567,098
	TOTAL INVESTMENTS (Cost $9,679,905) - 98.4% (c)	$10,166,261
	Other Assets in Excess of Liabilities - 1.6%	160,996
	TOTAL NET ASSETS - 100.0%	$10,327,257

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,750,085.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
42

Direxion S&P 500® High minus Low Quality ETF

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Quality Index	0.4479% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2020	3,981	$5,556,680	$372,331

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.1991% representing 1 month LIBOR rate + spread	Total return of S&P 500® Quality - Lowest Quintile Index	Credit Suisse Capital LLC	12/11/2020	12,054	$5,225,369	$59,738

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
43

Direxion Work From Home ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
COMMON STOCKS - 99.8%
Administrative and Support Services - 2.7%
18,775	Atlassian Corp. PLC (United Kingdom) (a)	$3,597,665
Computer and Electronic Product Manufacturing - 19.1%
219,203	Avaya Holdings Corp. (a)	3,770,292
9,610	Broadcom, Inc.	3,359,944
85,006	Cisco Systems, Inc.	3,051,715
27,192	Fortinet, Inc. (a)	3,001,181
28,134	International Business Machines Corp.	3,141,443
74,891	NetApp, Inc.	3,286,966
293,639	Plantronics, Inc	5,731,833
		25,343,374
Data Processing, Hosting and Related Services - 2.4%
366,823	Hewlett Packard Enterprise Co.	3,169,351
Merchant Wholesalers, Durable Goods - 2.5%
192,417	Xerox Corp.	3,344,207
Nonstore Retailers - 2.3%
1,015	Amazon.com, Inc. (a)	3,081,692
Other Information Services - 5.3%
12,175	Alibaba Group Holding Ltd. ADR (a)	3,709,601
2,096	Alphabet, Inc. Class A (a)	3,387,366
		7,096,967
Professional, Scientific, and Technical Services - 14.4%
33,895	Elastic NV (Netherlands) (a)	3,437,292
11,928	Facebook, Inc. (a)	3,138,376
131,314	Nutanix, Inc. (a)	3,196,183
15,634	Okta, Inc. (a)	3,280,482
30,769	Proofpoint, Inc. (a)	2,945,824
24,523	VMware, Inc. (a)(b)	3,156,846
		19,155,003
Publishing Industries (except Internet) - 35.3%
6,749	Adobe Systems, Inc. (a)	3,017,478
175,641	Box, Inc. (a)	2,722,435
25,385	CrowdStrike Holdings, Inc. (a)	3,143,678
13,606	DocuSign, Inc. (a)	2,751,814
236,688	FireEye, Inc. (a)	3,275,762
308,726	Inseego Corp. (a)(b)	2,685,916
15,560	Microsoft Corp.	3,150,433
61,086	Oracle Corp.	3,427,535
14,011	Palto Alto Networks, Inc. (a)	3,099,093
100,027	Ping Identity Holding Corp. (a)	2,769,748
93,926	Progress Software Corp.	3,416,089
107,160	Slack Technologies, Inc. (a)	2,741,153
13,647	Twilio, Inc. (a)	3,807,104
89,675	Upland Software, Inc. (a)	3,741,241
15,440	Workday, Inc. (a)	3,244,253
		46,993,732
Shares		Fair Value
Telecommunications - 15.8%
209,764	8x8, Inc. (a)	$3,624,722
293,879	America Movil SAB de CV Series L (Mexico) ADR	3,503,038
238,639	Cincinnati Bell Inc. (a)	3,591,517
11,965	RingCentral, Inc. (a)	3,091,038
307,017	Vonage Holdings Corp. (a)	3,248,240
8,511	Zoom Video Communications, Inc. (a)	3,922,805
		20,981,360
	TOTAL COMMON STOCKS (Cost $132,176,345)	$132,763,351
SHORT TERM INVESTMENTS - 2.4%
Money Market Funds - 2.4%
3,213,732	Dreyfus Government Cash Management Institutional Shares, 0.02% (c)(d)	$3,213,732
	TOTAL SHORT TERM INVESTMENTS (Cost $3,213,732)	$3,213,732
	TOTAL INVESTMENTS (Cost $135,390,077) - 102.2%	$135,977,083
	Liabilities in Excess of Other Assets - (2.2)%	(2,899,293)
	TOTAL NET ASSETS - 100.0%	$133,077,790

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
44

Direxion Russell 1000® Growth Over Value ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 97.5%
139,417	iShares Russell 1000 Growth ETF (a)	$29,219,015
	TOTAL INVESTMENT COMPANIES (Cost $26,596,957)	$29,219,015
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
61,851	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	$61,851
	TOTAL SHORT TERM INVESTMENTS (Cost $61,851)	$61,851
	TOTAL INVESTMENTS (Cost $26,658,808) - 97.7% (c)	$29,280,866
	Other Assets in Excess of Liabilities - 2.3%	678,581
	TOTAL NET ASSETS - 100.0%	$29,959,447

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,919,938.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Growth Index	0.5379% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/9/2020	7,454	$14,431,980	$1,301,735

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2679 representing 1 month LIBOR rate + spread%	Total return of Russell 1000® Value Index	Credit Suisse Capital LLC	12/9/2020	13,021	$14,411,847	$(681,696)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
45

Direxion Russell 1000® Value Over Growth ETF

Schedule of Investments

October 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 93.1%
157,595	iShares Russell 1000 Value ETF (a)	$18,396,064
	TOTAL INVESTMENT COMPANIES (Cost $18,787,873)	$18,396,064
SHORT TERM INVESTMENTS - 9.7%
Money Market Funds - 9.7%
1,910,798	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.00% (b)(††)	$1,910,798
	TOTAL SHORT TERM INVESTMENTS (Cost $1,910,798)	$1,910,798
	TOTAL INVESTMENTS (Cost $20,698,671) - 102.8% (c)	$20,306,862
	Liabilities in Excess of Other Assets - (2.8)%	(544,622)
	TOTAL NET ASSETS - 100.0%	$19,762,240

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(††)  Less than 0.005%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,324,891.

Long Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Russell 1000® Value Index	0.4979% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/9/2020	9,777	$11,442,032	$(108,520)

Short Total Return Swap Contracts

October 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2979 representing 1 month LIBOR rate + spread%	Total return of Russell 1000® Growth Index	Credit Suisse Capital LLC	12/17/2020	4,686	$8,496,987	$(1,402,063)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
46

Statements of Assets and Liabilities

October 31, 2020

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Connected Consumer ETF	Direxion Dynamic Hedge ETF	Direxion Fallen Knives ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$—	$8,898,605	$5,449,959	$6,852,489
Cash equivalents	41,197,105	9,562	437,937	11,033
Due from broker for futures contracts	232,095	—	—	—
Deposit at broker for futures contracts	2,502,408	—	290,400	—
Dividend and interest receivable	1,772	—	12	1,708
Variation margin receivable, net	37,763	—	41,360	—
Total Assets	43,971,143	8,908,167	6,219,668	6,865,230
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	15,825
Unrealized depreciation on swap contracts	—	—	3,986	—
Due to Adviser, net (Note 6)	17,726	2,749	2,674	2,643
Due to broker for futures contracts	—	—	58,451	—
Accrued operating services fees (Note 6)	7,559	344	268	294
Total Liabilities	25,285	3,093	65,379	18,762
Net Assets	$43,945,858	$8,905,074	$6,154,289	$6,846,468
Net Assets Consist of:
Capital stock	$43,454,304	$8,854,570	$6,250,050	$6,250,050
Total distributable earnings (loss)	491,554	50,504	(95,761)	596,418
Net Assets	$43,945,858	$8,905,074	$6,154,289	$6,846,468
Calculation of Net Asset Value Per Share:
Net assets	$43,945,858	$8,905,074	$6,154,289	$6,846,468
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,900,001	175,001	125,001	125,001
Net assets value, redemption price and offering price per share	$23.13	$50.89	$49.23	$54.77
Cost of Investments	$—	$8,956,324	$5,325,030	$6,723,992

*  Securities loaned with values of $–,$–,$– and $14,649, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
47

Statements of Assets and Liabilities

October 31, 2020

	Direxion Flight to Safety Strategy ETF (Consolidated)	Direxion High Growth ETF	Direxion MSCI USA ESG – Leaders vs. Laggards ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$23,400,282	$7,690,717	$10,350,097	$273,957,719
Cash equivalents	1,393,603	2,203	183,449	260,459
Due from broker for futures contracts	4,270	—	—	—
Deposit at broker for futures contracts	101,200	—	—	—
Dividend and interest receivable	3,995	3,625	10,630	62,532
Variation margin receivable, net	9,520	—	—	—
Unrealized appreciation on swap contracts	—	—	355,672	—
Total Assets	24,912,870	7,696,545	10,899,848	274,280,710
Liabilities:
Collateral for securities loaned (Note 2)	—	—	6,493	—
Due to Adviser, net (Note 6)	5,352	2,425	3,341	69,232
Due to broker for swap contracts	—	—	150,000	—
Accrued operating services fees (Note 6)	1,071	347	477	12,233
Total Liabilities	6,423	2,772	160,311	81,465
Net Assets	$24,906,447	$7,693,773	$10,739,537	$274,199,245
Net Assets Consist of:
Capital stock	$23,808,276	$7,651,332	$9,951,927	$228,731,393
Total distributable earnings	1,098,171	42,441	787,610	45,467,852
Net Assets	$24,906,447	$7,693,773	$10,739,537	$274,199,245
Calculation of Net Asset Value Per Share:
Net assets	$24,906,447	$7,693,773	$10,739,537	$274,199,245
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	475,001	150,001	200,001	4,350,002
Net assets value, redemption price and offering price per share	$52.43	$51.29	$53.70	$63.03
Cost of Investments	$22,437,871	$7,441,380	$10,245,754	$225,910,849

*  Securities loaned with values of $–,$–,$15,958 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
48

Statements of Assets and Liabilities

October 31, 2020

	Direxion S&P 500® High minus Low Quality ETF	Direxion Work From Home ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$10,166,261	$135,977,083	$29,280,866	$20,306,862
Cash equivalents	333,178	275,771	1,162,423	973,670
Receivable for investments sold	354,920	—	—	—
Dividend and interest receivable	7,104	88,830	43	51
Due from broker for swap contracts	12,890	—	73,223	—
Unrealized appreciation on swap contracts	432,069	—	1,301,735	—
Total Assets	11,306,422	136,341,684	31,818,290	21,280,583
Liabilities:
Collateral for securities loaned (Note 2)	—	3,213,732	—	—
Unrealized depreciation on swap contracts	—	—	681,696	1,510,583
Due to Adviser, net (Note 6)	2,774	44,588	10,798	6,898
Due to broker for swap contracts	975,929	—	1,164,928	—
Accrued operating services fees (Note 6)	462	5,574	1,421	862
Total Liabilities	979,165	3,263,894	1,858,843	1,518,343
Net Assets	$10,327,257	$133,077,790	$29,959,447	$19,762,240
Net Assets Consist of:
Capital stock	$9,687,726	$132,062,898	$27,446,400	$24,191,703
Total distributable earnings (loss)	639,531	1,014,892	2,513,047	(4,429,463)
Net Assets	$10,327,257	$133,077,790	$29,959,447	$19,762,240
Calculation of Net Asset Value Per Share:
Net assets	$10,327,257	$133,077,790	$29,959,447	$19,762,240
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,001	2,475,001	325,001	475,001
Net assets value, redemption price and offering price per share	$51.64	$53.77	$92.18	$41.60
Cost of Investments	$9,679,905	$135,390,077	$26,658,808	$20,698,671

*  Securities loaned with values of $–, $5,487,485, $–, $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
49

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Connected Consumer ETF[1]	Direxion Dynamic Hedge ETF[2]	Direxion Fallen Knives ETF[2]
Investment Income:
Dividend income	$—	$5,294	$47,378	$20,475
Interest income	220,629	14	102	20
Securities lending income	—	—	—	613
Total investment income	220,629	5,308	47,480	21,108
Expenses:
Investment advisory fees (Note 6)	184,071	5,329	12,134	11,605
Operating services fees (Note 6)	73,629	666	1,213	1,289
Total Expenses	257,700	5,995	13,347	12,894
Net investment income (loss)	(37,071)	(687)	34,133	8,214
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	108,910	(17,350)	464,668
Swap contracts	—	—	55,961	—
Futures contracts	(652,619)	—	(355,925)	—
Net realized gain (loss)	(652,619)	108,910	(317,314)	464,668
Change in net unrealized appreciation (depreciation) on: Investment securities	—	(57,719)	124,929	128,497
Swap contracts	—	—	(3,986)	—
Futures contracts	260,270	—	87,848	—
Change in net unrealized appreciation (depreciation)	260,270	(57,719)	208,791	128,497
Net realized and unrealized gain (loss)	(392,349)	51,191	(108,523)	593,165
Net increase (decrease) in net assets resulting from operations	$(429,420)	$50,504	$(74,390)	$601,379

1  Represents the period from August 25, 2020 (commencement of operations) to October 31, 2020.

2  Represents the period from June 11, 2020 (commencement of operations) to October 31, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
50

Statements of Operations

For the Year Ended October 31, 2020

	Direxion Flight to Safety Strategy ETF (Consolidated)[1]	Direxion High Growth ETF[2]	Direxion MSCI USA ESG – Leaders vs. Laggards ETF[1]	Direxion NASDAQ-100® Equal Weighted Index Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $93, $—, and $7,948, respectively)	$329,750	$18,363	$172,126	$2,558,939
Interest income	3,704	41	2,134	1,894
Securities lending income	335	—	80	7,750
Total investment income	333,789	18,404	174,340	2,568,583
Expenses:
Investment advisory fees (Note 6)	49,913	9,858	30,030	758,895
Operating services fees (Note 6)	9,983	1,408	4,290	126,482
Total Expenses	59,896	11,266	34,320	885,377
Net investment income	273,893	7,138	140,020	1,683,206
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(53,730)	(207,660)	104,386	5,571,020
In-kind redemptions	419,200	—	—	23,339,384
Swap contracts	—	—	343,677	—
Futures contracts	283,630	—	—	—
Net realized gain (loss)	649,100	(207,660)	448,063	28,910,404
Change in net unrealized appreciation (depreciation) on:
Investment securities	962,411	249,337	104,343	24,416,899
Swap contracts	—	—	355,672	—
Futures contracts	(60,430)	—	—	—
Change in net unrealized appreciation	901,981	249,337	460,015	24,416,899
Net realized and unrealized gain	1,551,081	41,677	908,078	53,327,303
Net increase in net assets resulting from operations	$1,824,974	$48,815	$1,048,098	$55,010,509

1  Represents the period from February 5, 2020 (commencement of operations) to October 31, 2020.

2  Represents the period from June 11, 2020 (commencement of operations) to October 31, 2020.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
51

Statements of Operations

For the Year Ended October 31, 2020

	Direxion S&P 500® High minus Low Quality ETF[1]	Direxion Work From Home ETF[2]	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Investment Income:
Dividend income (net of foreign withholding tax of $—, $5,101, $—, and $—, respectively)	$158,208	$251,128	$204,262	$562,693
Interest income	2,068	87	9,798	13,147
Securities lending income	—	152,841	2,273	1,342
Total investment income	160,276	404,056	216,333	577,182
Expenses:
Investment advisory fees (Note 6)	25,034	128,346	94,459	85,409
Operating services fees (Note 6)	4,172	16,044	11,807	10,676
Interest expense	—	—	3,642	2,601
Total Expenses	29,206	144,390	109,908	98,686
Net investment income	131,070	259,666	106,425	478,496
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(104,848)	224,572	402,619	(299,343)
In-kind redemptions	(299,795)	348,853	5,484,065	1,600,313
Swap contracts	(184,300)	—	4,344,894	(931,703)
Net realized gain (loss)	(588,943)	573,425	10,231,578	369,267
Change in net unrealized appreciation (depreciation) on:
Investment securities	486,356	587,006	(680,851)	(2,441,403)
Swap contracts	432,069	—	(907,133)	(2,475,991)
Change in net unrealized appreciation (depreciation)	918,425	587,006	(1,587,984)	(4,917,394)
Net realized and unrealized gain (loss)	329,482	1,160,431	8,643,594	(4,548,127)
Net increase (decrease) in net assets resulting from operations	$460,552	$1,420,097	$8,750,019	$(4,069,631)

1  Represents the period from February 5, 2020 (commencement of operations) to October 31, 2020.

2  Represents the period from June 25, 2020 (commencement of operations) to October 31, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
52

Statements of Changes in Net Assets

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)		Direxion Connected Consumer ETF
	Year Ended October 31, 2020	Year Ended October 31, 2019	For the Period August 25, 2020[1] through October 31, 2020
Operations:
Net investment income (loss)	$(37,071)	$638,694	$(687)
Net realized gain (loss)	(652,619)	(2,125,481)	108,910
Change in net unrealized appreciation (depreciation)	260,270	702,785	(57,719)
Net increase (decrease) in net assets resulting from operations	(429,420)	(784,002)	50,504
Distributions to shareholders:
Net distributions to shareholders	(74,461)	(1,191,152)	—
Return of capital	(46,911)	—	—
Total distributions	(121,372)	(1,191,152)	—
Capital share transactions:
Proceeds from shares sold	19,405,545	3,549,956	8,853,945
Cost of shares redeemed	(17,274,061)	(12,065,167)	—
Transaction fees (Note 4)	5,395	2,768	625
Net increase (decrease) in net assets resulting from capital transactions	2,136,879	(8,512,443)	8,854,570
Total increase (decrease) in net assets	1,586,087	(10,487,597)	8,905,074
Net assets:
Beginning of year/period	42,359,771	52,847,368	—
End of year/period	$43,945,858	$42,359,771	$8,905,074
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,800,001	2,150,001	—
Shares sold	850,000	150,000	175,001
Shares repurchased	(750,000)	(500,000)	—
Shares outstanding, end of year/period	1,900,001	1,800,001	175,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
53

Statements of Changes in Net Assets

	Direxion Dynamic Hedge ETF	Direxion Fallen Knives ETF
	For the Period June 11, 2020[1] through October 31, 2020	For the Period June 11, 2020[1] through October 31, 2020
Operations:
Net investment income	$34,133	$8,214
Net realized gain (loss)	(317,314)	464,668
Change in net unrealized appreciation	208,791	128,497
Net increase (decrease) in net assets resulting from operations	(74,390)	601,379
Distributions to shareholders:
Net distributions to shareholders	(21,371)	(4,961)
Total distributions	(21,371)	(4,961)
Capital share transactions:
Proceeds from shares sold	6,250,050	6,250,050
Cost of shares redeemed	—	—
Net increase in net assets resulting from capital transactions	6,250,050	6,250,050
Total increase in net assets	6,154,289	6,846,468
Net assets:
Beginning of period	—	—
End of period	$6,154,289	$6,846,468
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	125,001	125,001
Shares repurchased	—	—
Shares outstanding, end of period	125,001	125,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Statements of Changes in Net Assets

	Direxion Flight to Safety Strategy ETF (Consolidated)	Direxion High Growth ETF
	For the Period February 5, 2020[1] through October 31, 2020	For the Period June 11, 2020[1] through October 31, 2020
Operations:
Net investment income	$273,893	$7,138
Net realized gain (loss)	649,100	(207,660)
Change in net unrealized appreciation	901,981	249,337
Net increase in net assets resulting from operations	1,824,974	48,815
Distributions to shareholders:
Net distributions to shareholders	(261,007)	(6,374)
Total distributions	(261,007)	(6,374)
Capital share transactions:
Proceeds from shares sold	36,165,142	7,651,332
Cost of shares redeemed	(12,828,778)	—
Transaction fees (Note 4)	6,116	—
Net increase in net assets resulting from capital transactions	23,342,480	7,651,332
Total increase in net assets	24,906,447	7,693,773
Net assets:
Beginning of period	—	—
End of period	$24,906,447	$7,693,773
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	725,001	150,001
Shares repurchased	(250,000)	—
Shares outstanding, end of period	475,001	150,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Statements of Changes in Net Assets

	Direxion MSCI USA ESG – Leaders vs. Laggards ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
	For the Period through October 31, 2020	February 5, 2020[1] Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income	$140,020	$1,683,206	$1,672,513
Net realized gain	448,063	28,910,404	15,546,552
Capital gain distributions from regulated investment companies	—	—	—
Change in net unrealized appreciation	460,015	24,416,899	13,472,644
Net increase in net assets resulting from operations	1,048,098	55,010,509	30,691,709
Distributions to shareholders:
Net distributions to shareholders	(130,204)	(1,713,664)	(1,593,524)
Total distributions	(130,204)	(1,713,664)	(1,593,524)
Capital share transactions:
Proceeds from shares sold	12,500,050	81,330,505	94,484,334
Cost of shares redeemed	(2,679,747)	(75,990,671)	(87,594,219)
Transaction fees (Note 4)	1,340	—	—
Net increase in net assets resulting from capital transactions	9,821,643	5,339,834	6,890,115
Total increase in net assets	10,739,537	58,636,679	35,988,300
Net assets:
Beginning of year/period	—	215,562,566	179,574,266
End of year/period	$10,739,537	$274,199,245	$215,562,566
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	4,200,002	4,150,002
Shares sold	250,001	1,500,000	2,000,000
Shares repurchased	(50,000)	(1,350,000)	(1,950,000)
Shares outstanding, end of year/period	200,001	4,350,002	4,200,002

1  Commencement of Operations

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Statements of Changes in Net Assets

	Direxion S&P 500® High minus Low Quality ETF	Direxion Work From Home ETF
	For the Period February 5, 2020[1] through October 31, 2020	For the Period June 25, 2020[1] through October 31, 2020
Operations:
Net investment income	$131,070	$259,666
Net realized gain (loss)	(588,943)	573,425
Change in net unrealized appreciation	918,425	587,006
Net increase in net assets resulting from operations	460,552	1,420,097
Distributions to shareholders:
Net distributions to shareholders	(120,816)	(68,991)
Total distributions	(120,816)	(68,991)
Capital share transactions:
Proceeds from shares sold	16,071,394	134,511,642
Cost of shares redeemed	(6,087,141)	(2,784,958)
Transaction fees (Note 4)	3,268	—
Net increase in net assets resulting from capital transactions	9,987,521	131,726,684
Total increase in net assets	10,327,257	133,077,790
Net assets:
Beginning of period	—	—
End of period	$10,327,257	$133,077,790
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	325,001	2,525,001
Shares repurchased	(125,000)	(50,000)
Shares outstanding, end of period	200,001	2,475,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
57

Statements of Changes in Net Assets

	Direxion Russell 1000® Growth Over Value ETF		Direxion Russell 1000® Value Over Growth ETF
	Year Ended October 31, 2020	For the Period January 16, 2019[1] through October 31, 2019	Year Ended October 31, 2020	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$106,425	$111,932	$478,496	$318,932
Net realized gain (loss)	10,231,578	(341,496)	369,267	(1,139,385)
Change in net unrealized appreciation (depreciation)	(1,587,984)	4,830,081	(4,917,394)	3,015,002
Net increase (decrease) in net assets resulting from operations	8,750,019	4,600,517	(4,069,631)	2,194,549
Distributions to shareholders:
Net distributions to shareholders	(115,792)	(84,942)	(535,375)	(184,680)
Total distributions	(115,792)	(84,942)	(535,375)	(184,680)
Capital share transactions:
Proceeds from shares sold	22,362,724	31,872,358	9,376,580	34,942,770
Cost of shares redeemed	(30,283,476)	(7,159,961)	(16,702,106)	(5,273,047)
Transaction fees (Note 4)	9,515	8,485	5,904	7,276
Net increase (decrease) in net assets resulting from capital transactions	(7,911,237)	24,720,882	(7,319,622)	29,676,999
Total increase (decrease) in net assets	722,990	29,236,457	(11,924,628)	31,686,868
Net assets:
Beginning of year/period	29,236,457	—	31,686,868	—
End of year/period	$29,959,447	$29,236,457	$19,762,240	$31,686,868
Changes in shares outstanding
Shares outstanding, beginning of year/period	475,001	—	575,001	—
Shares sold	275,000	600,001	225,000	675,001
Shares repurchased	(425,000)	(125,000)	(325,000)	(100,000)
Shares outstanding, end of year/period	325,001	475,001	475,001	575,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

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58

Financial Highlights

October 31, 2020

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Year Ended October 31, 2020	$23.53	$(0.02)	$(0.02)	$(0.29)	$(0.31)	$(0.06)	$—	$(0.03)	$(0.09)	$23.13	-1.31%	$43,946	0.70%	0.70%	(0.10)%	0.70%	0.70%	(0.10)%	0%
For the Year Ended October 31, 2019	$24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	—	—	(0.63)	$23.53	-1.72%	$42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
For the Year Ended October 31, 2018	$23.82	0.20	0.20	0.72	0.92	(0.16)	—	—	(0.16)	$24.58	3.84%	$52,847	0.70%	0.84%	0.80%	0.70%	0.84%	0.80%	0%
For the Period March 30, 2017[8] through October 31, 2017	$25.00	0.01	0.01	(1.19)	(1.18)	—	—	—	—	$23.82	-4.72%	$11,911	0.70%	1.35%	0.07%	0.70%	1.35%	0.07%	0%
Direxion Connected Consumer ETF
For the Period August 25, 2020[8] through October 31, 2020	$50.00	0.0010	0.0010	0.89	0.89	—	—	—	—	$50.89	1.78%	$8,905	0.45%	0.45%	(0.05)%	0.45%	0.45%	(0.05)%	18%
Direxion Dynamic Hedge ETF
For the Period June 11, 2020[8] through October 31, 2020	$50.00	0.27	0.27	(0.87)	(0.60)	(0.17)	—	—	(0.17)	$49.23	-1.19%	$6,154	0.55%	0.55%	1.41%	0.55%	0.55%	1.41%	12%
Direxion Fallen Knives ETF
For the Period June 11, 2020[8] through October 31, 2020	$50.00	0.07	0.07	4.74	4.81	(0.04)	—	—	(0.04)	$54.77	9.63%	$6,846	0.50%	0.50%	0.32%	0.50%	0.50%	0.32%	115%
Direxion Flight to Safety Strategy ETF (Consolidated)
For the Period February 5, 2020[8] through October 31, 2020	$50.00	0.53	0.53	2.38	2.91	(0.48)	—	—	(0.48)	$52.43	5.85%	$24,906	0.30%	0.30%	1.37%	0.30%	0.30%	1.37%	33%
Direxion High Growth ETF
For the Period June 11, 2020[8] through October 31, 2020	$50.00	0.05	0.05	1.28	1.33	(0.04)	—	—	(0.04)	$51.29	2.67%	$7,694	0.40%	0.40%	0.25%	0.40%	0.40%	0.25%	40%
Direxion MSCI USA ESG — Leaders vs. Laggards ETF
For the Period February 5, 2020[8] through October 31, 2020	$50.00	0.61	0.61	3.66	4.27	(0.57)	—	—	(0.57)	$53.70	8.66%	$10,740	0.40%	0.40%	1.63%	0.40%	0.40%	1.63%	66%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2020	$51.32	0.38	0.38	11.72	12.10	(0.39)	—	—	(0.39)	$63.03	23.69%	$274,199	0.35%	0.35%	0.67%	0.35%	0.35%	0.67%	35%
For the Year Ended October 31, 2019	$43.27	0.39	0.39	8.04	8.43	(0.38)	—	—	(0.38)	$51.32	19.59%	$215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
For the Year Ended October 31, 2018	$41.90	0.31	0.31	1.37	1.68	(0.31)	—	—	(0.31)	$43.27	3.98%	$179,574	0.35%	0.49%	0.68%	0.35%	0.49%	0.68%	27%
For the Year Ended October 31, 2017	$33.44	0.28	0.28	8.44	8.72	(0.26)	—	—	(0.26)	$41.90	26.16%	$144,561	0.35%	0.52%	0.73%	0.35%	0.52%	0.73%	31%
For the Year Ended October 31, 2016	$32.60	0.35	0.35	0.83	1.18	(0.34)	—	—	(0.34)	$33.44	3.68%	$83,589	0.35%	0.55%	1.11%	0.35%	0.55%	1.11%	35%
Direxion S&P 500® High minus Low Quality ETF
For the Period February 5, 2020[8] through October 31, 2020	$50.00	0.57	0.57	1.60	2.17	(0.53)	—	—	(0.53)	$51.64	4.46%	$10,327	0.35%	0.35%	1.57%	0.35%	0.35%	1.57%	106%
Direxion Work From Home ETF
For the Period June 25, 2020[8] through October 31, 2020	$50.00	0.15	0.15	3.65	3.80	(0.03)	—	—	(0.03)	$53.77	7.60%	$133,078	0.45%	0.45%	0.81%	0.45%	0.45%	0.81%	32%
Direxion Russell 1000® Growth Over Value ETF
For the Year Ended October 31, 2020	$61.55	0.35	0.36	30.60	30.95	(0.32)	—	—	(0.32)	$92.18	50.43%	$29,959	0.47%	0.47%	0.45%	0.45%	0.45%	0.47%	12%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.26	0.28	11.48	11.74	(0.19)	—	—	(0.19)	$61.55	23.50%	$29,236	0.49%	0.61%	0.56%	0.45%	0.57%	0.60%	13%
Direxion Russell 1000® Value Over Growth ETF
For the Year Ended October 31, 2020	$55.11	1.05	1.06	(13.54)	(12.49)	(1.02)	—	—	(1.02)	$41.60	-23.00%	$19,762	0.46%	0.46%	2.24%	0.45%	0.45%	2.25%	0%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.71	0.71	4.81	5.52	(0.41)	—	—	(0.41)	$55.11	11.06%	$31,687	0.46%	0.59%	1.69%	0.45%	0.58%	1.70%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the years ended October 31, 2016 through October 31, 2019, the total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  For the years ended October 31, 2016 through October 31, 2019, net expenses include affects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 366 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

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Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2020

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 70 separate series (each, a "Fund" and together the "Funds"). 12 of these Funds are included in this report:

Strategic Weight ETFs	Relative Weight ETFs
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Russell 1000® Growth Over Value ETF
Direxion Connected Consumer ETF	Direxion Russell 1000® Value Over Growth ETF
Direxion Dynamic Hedge ETF
Direxion Fallen Knives ETF
Direxion Flight to Safety ETF (Consolidated)
Direxion High Growth ETF
Direxion MSCI USA ESG – Leaders vs. Laggards ETF
Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion S&P 500® High minus Low Quality ETF
Direxion Work From Home ETF

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC ("Rafferty") serves as investment adviser to the Funds. Rafferty has registered as a commodity pool operator ("CPO") and the Funds, with the exception of Direxion Connected Consumer ETF, Direxion Fallen Knives ETF, Direxion High Growth ETF, Direxion NASDAQ-100® Equal Weighted Index Shares and Direxion Work From Home ETF, are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, Rafferty is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

The Direxion Flight to Safety Strategy ETF (Consolidated) is managed to track the performance of the Solactive Flight to Safety Index. The Solactive Flight to Safety Index combines long-term U.S. treasury bonds, utility stocks, and gold to provide multi-asset defensive exposures. The Fund primarily invests in gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. It also invests in commodity futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion FTS Fund Ltd. ("FTS Fund"), in order to track the returns of the Solactive Flight to Safety Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

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Each Fund seeks investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion Connected Consumer ETF	Solactive Connected Consumer Index
Direxion Dynamic Hedge ETF	Salt truVolTM US Large Cap Dynamic Hedge Index
Direxion Fallen Knives ETF	Indxx US Fallen Knives Index
Direxion Flight to Safety Strategy ETF (Consolidated)	Solactive Flight to Safety Index
Direxion High Growth ETF	Russell 1000® Hyper Growth Index
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion S&P 500® High minus Low Quality ETF	S&P 500® 150/50 Quality 0.30% Decrement Index
Direxion Work From Home ETF	Solactive Remote Work Index
Direxion Russell 1000® Growth Over Value ETF	Russell 1000® Growth/Value 150/50 Net Spread Index
Direxion Russell 1000® Value Over Growth ETF	Russell 1000® Value/Growth 150/50 Net Spread Index

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2020.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by the Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular

DIREXION ANNUAL REPORT
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index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013 — 01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

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For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2020 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Dynamic Hedge ETF	$—	$—	$—	$—	$3,986	$—	$—	$3,986
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	195,287	—	—	195,287	—	—	—	—
Direxion S&P 500® High minus Low Quality ETF	59,738	—	—	59,738	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	1,301,735	681,696	620,039[1]	—	681,696	—	681,696[1]	—
Direxion Russell 1000® Value Over Growth ETF	—	—	—	—	1,510,583	—	1,510,583[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	$160,385	$—	$150,000	$10,385	$—	$—	$—	$—
Direxion S&P 500® High minus Low Quality ETF	372,331	—	—	372,331	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion Dynamic Hedge ETF and Direxion Flight to Safety Strategy ETF (Consolidated) were invested in futures contracts as of the period ended October 31, 2020.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31,2020.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the Direxion BCS Fund Ltd. ("BCS Fund"). The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent

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with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of October 31, 2020, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $43,945,858 of which $10,485,710, or approximately 23.9%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Flight to Safety Strategy ETF may invest up to 25% of its total assets in the Direxion FTS Fund Ltd. ("FTS Fund"). The FTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Flight to Safety Strategy ETF. The FTS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Flight to Safety Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of October 31, 2020, the net assets of the Direxion Flight to Safety Strategy ETF were $24,906,447 of which $5,560,461, or approximately 22.3%, represented the Direxion Flight to Safety Strategy ETF's ownership of all issued shares and voting rights of the FTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF and Direxion Flight to Safety Strategy ETF, through their investments in the subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives were held during the period ended October 31, 2020.

i) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

j) Securities Lending – Each Fund may lend up to 33?% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of October 31, 2020, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

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The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of October 31, 2020, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Fallen Knives ETF	$14,649	$15,825	$—	$15,825
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	15,958	6,493	9,869	16,361
Direxion Work From Home ETF	5,487,485	3,213,732	2,567,179	5,780,911

k) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended October 31, 2020.

l) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 6.

m) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2020 and October 31, 2019 are presented in the following table. The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

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	Year/Period Ended October 31, 2020			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$74,461	$—	$46,911	$1,191,152	$—	$—
Direxion Connected Consumer ETF[4]	—	—	—	—	—	—
Direxion Dynamic Hedge ETF[2]	21,371	—	—	—	—	—
Direxion Fallen Knives ETF[2]	4,961	—	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)[1]	261,007	—	—	—	—
Direxion High Growth ETF[2]	6,374	—	—	—	—	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF[1]	130,204	—	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	1,713,664	—	—	1,593,524	—	—
Direxion S&P 500® High minus Low Quality ETF[1]	120,816	—	—	—	—	—
Direxion Work From Home ETF[3]	68,991	—	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	115,792	—	—	84,942	—	—
Direxion Russell 1000® Value Over Growth ETF	535,375	—	—	184,680	—	—

1  Commenced operations on February 5, 2020.

2  Commenced operations on June 11, 2020.

3  Commenced operations on June 25, 2020.

4  Commenced operations on August 25, 2020.

At October 31, 2020, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$600,825	$—	$—	$(109,271)	$491,554
Direxion Connected Consumer ETF	(83,738)	134,242	—	—	50,504
Direxion Dynamic Hedge ETF	120,943	12,762	—	(229,466)	(95,761)
Direxion Fallen Knives ETF	128,497	467,921	—	—	596,418
Direxion Flight to Safety Strategy ETF (Consolidated)	853,878	521,492	—	(277,199)	1,098,171
Direxion High Growth ETF	248,593	764	—	(206,916)	42,441
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	459,307	328,303	—	—	787,610
Direxion NASDAQ-100® Equal Weighted Index Shares	45,244,220	223,632	—	—	45,467,852
Direxion S&P 500® High minus Low Quality ETF	665,498	10,209	—	(36,176)	639,531
Direxion Work From Home ETF	(204,373)	1,219,265	—	—	1,014,892
Direxion Russell 1000® Growth Over Value ETF	2,493,474	19,573	—	—	2,513,047
Direxion Russell 1000® Value Over Growth ETF	(3,108,091)	79,323	—	(1,400,695)	(4,429,463)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

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At October 31, 2020, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$600,825	$—	$600,825
Direxion Connected Consumer ETF	8,982,343	541,935	(625,673)	(83,738)
Direxion Dynamic Hedge ETF	5,325,030	212,777	(91,834)	120,943
Direxion Fallen Knives ETF	6,723,992	617,751	(489,254)	128,497
Direxion Flight to Safety Strategy ETF (Consolidated)	22,485,974	1,757,082	(903,204)	853,878
Direxion High Growth ETF	7,442,124	675,371	(426,778)	248,593
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	10,246,462	1,160,553	(701,246)	459,307
Direxion NASDAQ-100® Equal Weighted Index Shares	228,713,499	61,108,248	(15,864,028)	45,244,220
Direxion S&P 500® High minus Low Quality ETF	9,932,832	1,433,314	(767,816)	665,498
Direxion Work From Home ETF	136,181,456	8,028,831	(8,233,204)	(204,373)
Direxion Russell 1000® Growth Over Value ETF	27,407,431	4,437,905	(1,944,431)	2,493,474
Direxion Russell 1000® Value Over Growth ETF	21,904,370	148,093	(3,256,184)	(3,108,091)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$626,140	$(626,140)
Direxion Connected Consumer ETF	—	—
Direxion Dynamic Hedge ETF	—	—
Direxion Fallen Knives ETF	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	(465,796)	465,796
Direxion High Growth ETF	—	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	(130,284)	130,284
Direxion NASDAQ-100® Equal Weighted Index Shares	(25,531,470)	25,531,470
Direxion S&P 500® High minus Low Quality ETF	299,795	(299,795)
Direxion Work From Home ETF	(336,214)	336,214
Direxion Russell 1000® Growth Over Value ETF	(10,264,783)	10,264,783
Direxion Russell 1000® Value Over Growth ETF	(1,517,668)	1,517,668

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2020.

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68

At October 31, 2020, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$105,063
Direxion Connected Consumer ETF	—
Direxion Dynamic Hedge ETF	—
Direxion Fallen Knives ETF	—
Direxion Flight to Safety Strategy ETF (Consolidated)	—
Direxion High Growth ETF	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—
Direxion S&P 500® High minus Low Quality ETF	—
Direxion Work From Home ETF	—
Direxion Russell 1000® Growth Over Value ETF	—
Direxion Russell 1000® Value Over Growth ETF	—

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2020, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—
Direxion Connected Consumer ETF	—	—	—
Direxion Dynamic Hedge ETF	—	68,620	160,846
Direxion Fallen Knives ETF	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	—	277,199	—
Direxion High Growth ETF	—	206,916	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	3,119,349	—	—
Direxion S&P 500® High minus Low Quality ETF	—	36,176	—
Direxion Work From Home ETF	—	—	—
Direxion Russell 1000® Growth Over Value ETF	715,417	—	—
Direxion Russell 1000® Value Over Growth ETF	57,298	1,400,695	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2020, open U.S. Federal and state income tax years include the tax years ended October 31, 2017 through October 31, 2020. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit for a Strategic Weight ETF consists of 50,000 shares. A Creation Unit for a Relative Weight ETF consists of 25,000 shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and

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the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2020. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$—
Direxion Connected Consumer ETF[4]	7,233,310	993,623	2,607,727	—
Direxion Dynamic Hedge ETF[2]	5,912,432	570,052	—	—
Direxion Fallen Knives ETF[2]	12,584,117	6,340,618	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)[1]	35,888,268	9,051,159	1,004,354	5,769,062
Direxion High Growth ETF[2]	8,708,743	2,459,482	1,399,779	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF[1]	16,536,182	6,418,498	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	87,957,778	88,002,401	81,304,182	75,964,754
Direxion S&P 500® High minus Low Quality ETF[1]	17,176,984	10,137,197	3,399,756	922,047
Direxion Work From Home ETF[3]	44,115,897	23,799,246	115,716,678	2,781,604
Direxion Russell 1000® Growth Over Value ETF	3,020,242	2,825,382	21,244,724	25,402,588
Direxion Russell 1000® Value Over Growth ETF	—	7,560,732	7,882,633	11,092,494

1  Represents the period from February 5, 2020 (commencement of operations) to October 31, 2020.

2  Represents the period from June 11, 2020 (commencement of operations) to October 31, 2020.

3  Represents the period from June 25, 2020 (commencement of operations) to October 31, 2020.

4  Represents the period from August 25, 2020 (commencement of operations) to October 31, 2020.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2020.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between each Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays their respective Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion Connected Consumer ETF	0.40%
Direxion Dynamic Hedge ETF	0.50%
Direxion Fallen Knives ETF	0.45%
Direxion Flight to Safety Strategy ETF (Consolidated)	0.25%
Direxion High Growth ETF	0.35%

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Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.35%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion S&P 500® High minus Low Quality ETF	0.30%
Direxion Work From Home ETF	0.40%
Direxion Russell 1000® Growth Over Value ETF	0.40%
Direxion Russell 1000® Value Over Growth ETF	0.40%

Additionally, the Trust has entered into a Management Services Agreement with Rafferty. Under the Management Services Agreement, the Trust pays Rafferty management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates Rafferty for performing certain management, administration and compliance functions related to the Trust.

The Funds have entered into an Operating Services Agreement. Under the Operating Services Agreement, Rafferty will pay all the expenses (with certain exceptions such as management fees, Rule 12b-1 fees and swap financing and related costs) of the Funds in exchange for a fee calculated based on the following rates multiplied by the respective average daily net assets of each Fund.

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.20%
Direxion Connected Consumer ETF	0.05%
Direxion Dynamic Hedge ETF	0.05%
Direxion Fallen Knives ETF	0.05%
Direxion Flight to Safety Strategy ETF (Consolidated)	0.05%
Direxion High Growth ETF	0.05%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.05%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%
Direxion S&P 500® High minus Low Quality ETF	0.05%
Direxion Work From Home ETF	0.05%
Direxion Russell 1000® Growth Over Value ETF	0.05%
Direxion Russell 1000® Value Over Growth ETF	0.05%

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used to value the Funds' investments at October 31, 2020:

	Asset Class							Liability Class
	Level 1						Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Futures Contracts*	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$—	$41,197,105	$600,825	$—	$—	$—
Direxion Connected Consumer ETF	—	8,898,605	—	—	9,562	—	—	—	—
Direxion Dynamic Hedge ETF	5,449,959	—	—	—	437,937	87,848	—	—	(3,986)
Direxion Fallen Knives ETF	—	6,836,664	—	15,825	11,033	—	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	16,711,713	6,688,569	—	—	1,393,603	—	—	(60,430)	—
Direxion High Growth ETF	—	7,690,717	—	—	2,203	—	—	—	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	—	10,326,402	—	23,695	183,449	—	355,672	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	273,957,719	—	—	260,459	—	—	—	—
Direxion S&P 500® High minus Low Quality ETF	—	9,599,163	—	567,098	333,178	—	432,069	—	—
Direxion Work From Home ETF	—	132,763,351	—	3,213,732	275,771	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	29,219,015	—	—	61,851	1,162,423	—	1,301,735	—	(681,696)
Direxion Russell 1000® Value Over Growth ETF	18,396,064	—	—	1,910,798	973,670	—	—	—	(1,510,583)

For further detail on each asset class, see each Fund's Schedule of Investments.

* Futures contracts and total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

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8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2020, certain Funds were invested in swap contracts. At October 31, 2020, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Total
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	$355,672	$355,672
Direxion S&P 500® High minus Low Quality ETF	432,069	432,069
Direxion Russell 1000® Growth Over Value ETF	1,301,735	1,301,735

Futures Contracts* Fund	Equity Risk	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$600,825	$600,825
Direxion Dynamic Hedge ETF	87,848	—	87,848

	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Total
Direxion Dynamic Hedge ETF	$3,986	$3,986
Direxion Russell 1000® Growth Over Value ETF	681,696	681,696
Direxion Russell 1000® Value Over Growth ETF	1,510,583	1,510,583

Futures Contracts* Fund	Equity Risk	Commodity Risk	Total
Direxion Flight to Safety Strategy ETF (Consolidated)	$—	$60,430	$60,430

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the period ended October 31, 2020, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Commodity Risk	Equity Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$(652,619)	$—	$260,270
Direxion Dynamic Hedge ETF	Swap Contracts	55,961	—	(3,986)	—
Direxion Dynamic Hedge ETF	Futures Contracts	(355,925)	—	87,848	—
Direxion Flight to Safety Strategy ETF (Consolidated)	Futures Contracts	283,630	—	(60,430)	—
Direxion MSCI USA ESG — Leaders vs. Laggards ETF	Swap Contracts	343,677	—	355,672	—

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		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Commodity Risk	Equity Risk	Commodity Risk
Direxion S&P 500® High minus Low Quality ETF	Swap Contracts	$(184,300)	$—	$432,069	$—
Direxion Russell 1000® Growth Over Value ETF	Swap Contracts	4,344,894	—	(907,133)	—
Direxion Russell 1000® Value Over Growth ETF	Swap Contracts	(931,703)	—	(2,475,991)	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

For the period ended October 31, 2020, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$18,983,946	$—
Direxion Connected Consumer ETF	—	—	—
Direxion Dynamic Hedge ETF	191,299	—	—	1,697,460
Direxion Fallen Knives ETF	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	—	—	1,112,000
Direxion High Growth ETF	—	—	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	4,558,637	4,258,493	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	—	—
Direxion S&P 500® High minus Low Quality ETF	4,236,833	3,585,081	—
Direxion Work From Home ETF	—	—	—
Direxion Russell 1000® Growth Over Value ETF	11,874,651	11,283,684	—
Direxion Russell 1000® Value Over Growth ETF	11,926,160	9,846,222	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of each respective Fund.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of

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74

factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

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Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On December 9, 2020, certain Funds declared capital gain distributions with an ex-date of December 10, 2020 and payable date of December 17, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short Term Capital Gain Distribution
Direxion Connected Consumer ETF	$0.71930
Direxion Fallen Knives ETF	3.71732
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	1.59902
Direxion NASDAQ-100® Equal Weighted Index Shares	0.03496
Direxion Work From Home ETF	0.41560

On December 21, 2020, certain Funds declared income distributions with an ex-date of December 22, 2020 and payable date of December 30, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Connected Consumer ETF	$0.04780
Direxion Dynamic Hedge ETF	0.26697
Direxion Fallen Knives ETF	0.17408
Direxion Flight to Safety Strategy ETF (Consolidated)	1.23245
Direxion High Growth ETF	0.04806
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.18434
Direxion NASDAQ-100® Equal Weighted Index Shares	0.11319
Direxion S&P 500® High minus Low Quality ETF	0.21173
Direxion Work From Home ETF	0.13670
Direxion Russell 1000® Growth Over Value ETF	0.15802
Direxion Russell 1000® Value Over Growth ETF	0.27339

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76

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion Connected Consumer ETF, Direxion Dynamic Hedge ETF, Direxion Fallen Knives ETF, Direxion Flight to Safety Strategy ETF (Consolidated), Direxion High Growth ETF, Direxion MSCI USA ESG — Leaders vs. Laggards ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion S&P 500® High minus Low Quality ETF, Direxion Work From Home ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion Russell 1000® Value Over Growth ETF and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion Connected Consumer ETF, Direxion Dynamic Hedge ETF, Direxion Fallen Knives ETF, Direxion Flight to Safety Strategy ETF (Consolidated), Direxion High Growth ETF, Direxion MSCI USA ESG — Leaders vs. Laggards ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion S&P 500® High minus Low Quality ETF, Direxion Work From Home ETF, Direxion Russell 1000® Growth Over Value ETF and Direxion Russell 1000® Value Over Growth ETF (collectively referred to as the "Funds"), (12 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (12 of the funds constituting Direxion Shares ETF Trust) at October 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion NASDAQ-100® Equal Weighted Index Shares	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020 and the period from March 30, 2017 (commencement of operations) through October 31, 2017
Direxion Russell 1000® Growth Over Value ETF Direxion Russell 1000® Value Over Growth ETF	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period from January 16, 2019 (commencement of operations) through October 31, 2019
Direxion Connected Consumer ETF	For the period from August 25, 2020 (commencement of operations) through October 31, 2020
Direxion Dynamic Hedge ETF Direxion Fallen Knives ETF Direxion High Growth ETF	For the period from June 11, 2020 (commencement of operations) through October 31, 2020
Direxion Flight to Safety Strategy ETF (Consolidated) Direxion MSCI USA ESG – Leaders vs. Laggards ETF Direxion S&P 500® High minus Low Quality ETF	For the period from February 5, 2020 (commencement of operations) through October 31, 2020
Direxion Work From Home ETF	For the period from June 25, 2020 (commencement of operations) through October 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over

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77

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 22, 2020

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78

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

	DRD	QDI	QII	QSTG
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.00%	0.00%	0.00%	0.00%
Direxion Connected Consumer ETF	0.00%	0.00%	0.00%	0.00%
Direxion Dynamic Hedge ETF	100.00%	100.00%	0.00%	0.00%
Direxon Fallen Knives ETF	4.20%	4.20%	0.00%	0.00%
Direxion Flight to Safety Strategy ETF (Consolidated)	42.14%	42.14%	0.00%	0.00%
Direxion High Growth ETF	100.00%	100.00%	0.00%	0.00%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	27.56%	27.56%	0.00%	0.00%
Direxion NASDAQ-100® Equal Weighted Index Shares	54.12%	54.12%	0.00%	0.00%
Direxion S&P 500® High minus Low Quality ETF	100.00%	100.00%	0.00%	0.00%
Direxion Work From Home ETF	15.56%	15.56%	0.00%	0.00%
Direxion Russell 1000® Growth Over Value ETF	28.13%	28.13%	0.00%	0.00%
Direxion Russell 1000® Value Over Growth ETF	100.00%	100.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2020. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Direxion Dynamic Hedge ETF, Direxion Fallen Knives ETF, and the Direxion High Growth ETF at the February 13, 2020 meeting, the Direxion Work From Home ETF at the May 19, 2020 meeting and the Direxion Connected Consumer ETF at the August 20, 2020 meeting, each a series of the Trust. Each series of the Trust listed above is referred to herein as a "Fund" and collectively as the "Funds." The Board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 Act, as amended (the "Independent Trustees"), unanimously approved the Agreement on behalf of the Funds. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund. The Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent and quality of the services to be provided under the Agreement by the Adviser. Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about its personnel, operations and financial condition, the Board considered the quality of the services provided by the Adviser under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the capacity and integrity of the Adviser's senior management and staff. The Board noted that the Adviser has provided services to the Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Funds. The Board considered the Adviser's representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its fee waiver and expense obligations thereto. The Board considered that the Adviser will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provide compliance services to the Funds. The Board observed that because the Funds had not commenced operations, they did not have any prior performance history.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fairness and reasonableness of the investment advisory fee rates to be paid to the Adviser by the Funds, including in light of the investment advisory services to be provided by the Adviser. The Board considered the fees to be paid to the Adviser on an annual basis, including as limited by the Operating Services Agreement. The Board considered the proposed advisory fee rate and net expense ratio for each Fund was similar to those of comparable exchange-traded funds and to those of similar series of the Trust.

The Board further considered the overall profitability of the Adviser's investment business and, because the Funds had not commenced operations and the Adviser had no prior profit data related to the Funds, the Board considered the break-even analysis provided by the Adviser for each Fund. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk.

Economies of Scale.  The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies of scale are reflected in contractual fee rates. Noting that the Funds had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the Agreement.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Other Benefits.  The Board considered the Adviser's representation that its relationship with the Funds may enable it to attract business to the other funds. The Board also considered that the Adviser's overall business with brokerage firms may allow it to negotiate lower commission rates and get better execution for all of its portfolio trades.

Conclusion.  The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Auspice Broad Commodity Strategy ETF, along with its wholly owned subsidiary, the Direxion BCS Fund, Ltd., Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Russell 1000® Growth Over Value ETF, and the Direxion Russell 1000® Value Over Growth ETF, each a series of the ETF Trust. The Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 20, 2020, following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 5, 2020 and August 20, 2020. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds was fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser to the Funds;

•  The Adviser's Form ADV;

•  Information about the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding each component of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception, if shorter;

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per, the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the consolidated financial condition of the Adviser and the profitability to the Adviser of each Fund;

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and ETF Trust procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully

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81

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services provided, and to be provided by the Adviser under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered, as applicable: (1) the Adviser's success in achieving each Fund's investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) the Adviser's ability to manage the Funds in a tax efficient manner; and (4) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the relevant Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees.  The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, past and future management service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant in 2019 had reviewed the Peer Group selection methodology and the Peer Group for each Fund and that the methodology employed in 2020 was the same as that reviewed by the independent consultant.

The Board noted that the comparison reports included the contractual advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Services Agreement.

Performance of the Funds.  The Board focused on the correlation of each Fund's return to the model performance return or the returns of the index it tracks, for the periods ending June 30, 2020 and June 30, 2019 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's return against its index' return ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the

DIREXION ANNUAL REPORT
82

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Adviser. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2020. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model or index performance was generally within reasonable ranges during the reviewed periods.

Costs of Services Provided to the Funds and Profits Realized by the Adviser.  The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to portfolio management activities, regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale.  The Board considered the asset levels of the Funds and the fact that the size of the Funds is relatively low and assets may fluctuate significantly, and that these facts make economies of scale elusive.

Other Benefits.  The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

DIREXION ANNUAL REPORT
83

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust, on behalf of the series of the Direxion Shares ETF Trust (the "Funds"), met on November 24, 2020 to review the liquidity risk management program (the "Liquidity Program"). The Board appointed Rafferty Asset Management, LLC, the investment advisor to certain Funds as the Liquidity Program administrator of each Fund's Liquidity Program. At the meeting, Rafferty Asset Management, LLC provided the Board with a report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program, including:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The report covered the period from November 1, 2019 through October 31, 2020. The report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The report provided to the Board stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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84

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 52	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	110	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 77	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	110	None.
David L. Driscoll Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	110	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	110	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
85

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 57	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	110	None.
Kathleen M. Berkery(3) Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor	110	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

DIREXION ANNUAL REPORT
86

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 47	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 44	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 70 of the 96 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
87

ANNUAL REPORT OCTOBER 31, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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90

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$1,227,556	$1,556,322
Audit-Related Fees	-	-
Tax Fees	660,503	614,979
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	1/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	1/4/2021

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	1/4/2021